As filed with the Securities and Exchange Commission on July  13,  2017

Securities Act Registration No. 333-
Investment Company Registration No. 811-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [            ]
Post-Effective Amendment No. [            ]
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. [            ]
 SAVYON / SAVYON Driving Credit Income Fund
(Exact Name of Registrant
SAVYON GROUP INC
(Exact name of Registrant as Specified in Charter)
3340 NE 190ST Suite 402 ,Aventura Florida 33180
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:
(786) 201 -0137

Djenane. Virgelin

  Chairwoman ,President and

SAVYON  GROUP     Fund
3340 NE 190ST Suite 402 Suite 402
Aventura,  Florida 33180

 Lucien. Virgelin

Chairman ,Vice President and Secretary
SAVYON GROUP   Fund
3340 NE 190ST Suite 402 Suite 402
Aventura,  Florida 33180

 as Specified in Charter)

Copies to:
Lucien Virgelin
3340 NE 190 Street Suite 402
Aventura, Florida  33180

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

          If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. o
          It is proposed that this filing will become effective (check appropriate box)
          o when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Shares of Beneficial Interest, $0.001 par value	50,000 shares	$20.00	$1,000,000	$116

(1) Includes 50,000 shares of Common Stock issuable upon the exercise of the warrants.
(2) Estimated solely for purposes of calculating the registration fee pursuant to Rules 457(c) and 457(g) under the Securities Act of 1933, as amended.
(3) Calculated pursuant to Rule 457(c) based on the average of the high and low sale prices of our common stock as will report on the NASDAQ Global Market on July 13 , 2017 .
(4) Calculated pursuant to Rule 457(g)(3) based on the average of the high and low sale prices of our common stock as will report on the NASDAQ Global Market on July 13 , 2017 .

SAVYON GROUP , INC
SAVYON GROUP , INC
SAVYON      ASSET MANAGEMENT  ADVISORY  LLC
SAVYON  ASSET MANAGEMENT  ADVISORY  LLC
 INC , LLC  Company Shares
,   2017
____________________________

This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i)  SAVYON      ASSET MANAGEMENT   ADVISORY  LLC (the "  Fund"), (ii)  SAVYON   ASSET MANAGEMENT   ADVISORY  LLC (the " SAVYON   Fund" and, together with the   Fund, the "  Funds"); (iii)  SAVYON  GROUP , INC (the " INVESTMENT    Fund") and (iv)  SAVYON        ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the " SAVYON  GROUP ,INC  Fund" and together with the  INVESTMENT    Fund, the " INVESTMENT    Funds").

THE FUND
        The Fund is a newly organized, non-diversified, closed-end trust investment company registered under the Investment Company Act. The Fund  will bee organized as a Florida statutory trust company  pursuant to an Agreement and Declaration of Trust company governed by the laws of the State of  Florida. The Fund has no operating history. The Fund's principal office is located at 3340 Ne , ST , Aventura, Fl 33180, and its telephone number is (786)  201- 0137  . 2286, as amended, for U.S. federal income tax purposes.

Our investment objective is to maximize our  ADVISORY ’s total return by generating current TRUST ADVISORY from our debt investments and realizing TRUST  appreciation from our equity-related investments. Upon completion of this offering, we will be an internally managed, closed-end, diversified trust investment company that has elected to be treated as a business development comp a  Florida under the Investment Comp a  Florida Act of 1940.

APPLICATION PURSUANT TO SECTION 6(c) OF THE INVESTMENT  CORPORATION
ACT OF  1940, AS AMENDED (THE “ 1940 ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS 18(c) AND 18(i) OF THE  1940 ACT AND
PURSUANT TO SECTION 17(d) OF THE  1940 ACT AND RULE 17d-1 THEREUNDER

We are a specialty finance/ credit  company that operates as a non-diversified,  closed - end trust investment company. Our investment objective is to generate both current income and ADVISORY positive reception primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of  1940. We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of

          The registrant hereby amends this Registration Statement on such date or dates as July   be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), July   determine.
The information in this prospectus is not complete and July   be changed. We July   not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated                ,  2017

PRELIMINARY PROSPECTUS

APPLICATION PURSUANT TO SECTION 6(c) OF THE INVESTMENT COMPANY
ACT OF 1940, AS AMENDED (THE “1940 ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS 18(c) AND 18(i) OF THE 1940 ACT AND

PURSUANT TO SECTION 17(d) OF THE 1940 ACT AND RULE 17d-1 THEREUNDER

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

A registered closed-end investment company July   have Multiple class system that is a senior security. In particular, Section 18(c) of the 1940 Act provides that: [I]t shall be unlawful for any registered closed-end investment company . . . to issue or sell any senior security which is a stock if immediately thereafter such company will have outstanding more than one class of senior security which is a stock, except that (1) any such class of . . . stock July   be issued in one or more series: provided, that no such series shall have a preference or priority over any other series upon the distribution of the assets of such registered closed-end company or in respect of the payment of interest or dividends . . .

Section 18(i) of the 1940 Act provides that:

Except as provided in subsection (a) of this section, or as otherwise required by law, every share of stock hereafter issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock; provided, that this subsection shall not apply . . . to shares issued in accordance with any rules, regulations, or orders which the Commission make permitting such issue.

Our investment objective is to generate both current income and capital appreciation all the way through debt and equity investments. We invest primarily in Real Estate 40% ,Loan 35%  Security Debt and Equity  Investments 10%  Energy 5 %  companies in the form of senior and junior secured, unsecured and subordinated debt securities and loans, each of which Jun include an equity component, and by making direct preferred, common and other equity investments in such companies. We fund a portion of our investments with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement. It is proposed that this filing will become effective

☒
immediately upon filing pursuant to paragraph (b)

on (date) pursuant to paragraph (b)

☐
60 days after filing pursuant to paragraph (a)(1)

☐
on                     pursuant to paragraph (a)(1)

☐
75 days after filing pursuant to paragraph (a)(2)

☐
on                     pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box

☐
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APPLICATION PURSUANT TO SECTION 6(c) OF THE INVESTMENT COMPANY
Pursuant to Rule 429 under the  1933 Act, the Prospectus in this Registration Statement is a combined prospectus and also relates to Registration Statement File No. 333- and Registration Statement File No. 333- , each as amended, previously filed by the Registrant on Form  N-2. This Registration Statement also constitutes a Post-Effective Amendment to Registration Statement File No. 333- and Registration Statement File No. 333- , and such Post-Effective Amendments shall become effective concurrently with the effectiveness of this Registration Statement.

ACT OF  1940, AS AMENDED (THE “ 1940 ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS 18(c) AND 18(i) OF THE  1940 ACT AND
PURSUANT TO SECTION 17(d) OF THE  1940 ACT AND RULE 17d-1 THEREUNDER

SAVYON   GROUP  Inc
SAVYON   ASSET MANAGEMENT ADVISORY, LLC.
Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.
         If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.
   [                    ],  2017
SAVYON GROUP , INC    Driving/SAVYON Asset Management  ADVISORY LLC Multi-Asset  classes  . (“SAVYON”)
In the Matter of:

SAVYON      ASSET MANAGEMENT ADVISORY  LLC
SAVYON  ASSET MANAGEMENT ADVISORY  LLC
SAVYON     INVESTMENT  ,    INC
SAVYON     INVESTMENT  ,    INC
INC , LLC  Company Shares
,   2017
. Investment Company Act of  1940
File No. 811-

File No. 811-

File No. 801-

o Prior Trading History. Because the SAVYON is newly organized, its shares of beneficial interest (the “Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”), which Jun increase investor risk. This risk Jun be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of the public offering.

Listing. The SAVYON  anticipates that its Common Shares will be listed on the NASDAQ Exchange (“NASDAQ”), subject to notice of issuance, under the symbol “[·SAVYON ]”.

 This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i)  SAVYON      ASSET MANAGEMENT ADVISORY  LLC (the "  Fund"), (ii)  SAVYON    ASSET MANAGEMENT ADVISORY  LLC (the " SAVYON   Fund" and, together with the   Fund, the "  Funds"); (iii)  SAVYON      GROUP   INC (the " GROUP   Fund") and (iv)  SAVYON        ASSET MANAGEMENT ADVISORY  LLC (the " SAVYON  GROUP   Fund" and together with the  GROUP   Fund, the " GROUP   Funds").

THE PROPOSAL

 SAVYON  Group  Inc Fund (the “Fund”),  SAVYON  Group  Inc Master Fund (the “Master Fund”),  SAVYON    Asset Management ADVISORY   LLC. (the “Adviser”)  . (the “Distributor”) (together, the “Applicants”) seek an order of the Securities and Exchange Commission (the “Commission”) (i) pursuant to Section 6(c) of the Investment Company Act of  1940, as amended (the “ 1940 Act”), granting exemptions from Sections 18(c) and 18(i) of the  1940 Act, and () pursuant to Section 17(d) of the  1940 Act and Rule 17d-1 thereunder, to permit the Fund to offer investors multiple classes of shares of beneficial interest (“Shares”)1with varying sales loads and asset-based service and/or distribution fees, as described more fully in this Application. The Applicants request that the order also apply to the Master Fund and any other registered closed-end management investment company that conducts a continuous offering of its shares, existing now or in the future, for which the Adviser or the Distributor or any entity controlling, controlled by, or under common control with the Adviser or the Distributor acts as investment adviser or principal board directors r, and which provides periodic liquidity with respect to its Shares through tender offers conducted
As used in this Application, “Shares” includes any other equivalent designation of a proportionate ownership interest in an investment company. in compliance with Rule  20e-4 under the Securities Exchange Act of  1934 , as amended (the “ 1934  Act”).2 The Fund and any other investment company relying on this relief will do so in a manner consistent with the terms and conditions of this Application. Applicants represent that each investment company presently intending to rely on the order requested in this Application is listed as an Applicant.
The Fund is a  Florida business trust registered under the  1940 Act as a closed-end management investment company. The Fund is classified as a non-diversified investment company under the  1940 Act. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to invest substantially all of its assets in the Master Fund, a  Florida business trust that is registered under the  1940 Act as a closed-end management investment company. The Master Fund is classified as a non-diversified investment company under the  1940 Act. Through its investment in the Master Fund, the Fund operates as a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by directly or indirectly investing in non-traditional or “alternative” strategies by investing in investment hips, managed funds, corporations, securities and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a wide range of investments (including, but not limited to, equities and fixed income securities, currencies, derivative instruments, futures contracts, options on futures contracts, and commodities). In addition, the Master Fund may, under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes, co-investment purposes and/or pursuant to investment advice of discretionary or non-discretionary managers.
Shares of the Fund are being offered during an initial offering period that is scheduled to terminate on or about   July  13  , 2017, or such earlier or later date as the Fund’s board of trustees
 (the “Board,” and each member a “Trustee”) may determine. During the initial offering period, the Shares will be offered at the offering price, which is $1,000 per share plus any applicable sales loads as described in the Fund’s prospectus. Shares subscribed for during the initial offering period will be sold as of   July  13  , 2017 (or another date established by the Board). The Fund will not commence investment operations until the termination of the initial offering period. The Shares are expected to be offered on a continuous basis thereafter at net asset value per share plus any applicable sales loads, as described in the Fund’s prospectus. The Fund currently issues a single class of Shares (the “Initial Class”).
The Shares are not offered or traded in a secondary market and are not listed on any securities exchange or quoted on any quotation medium. Because shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders in accordance with Rule  20e-4 under the  1934  Act (“Repurchases”), in order to provide a limited degree of liquidity to shareholders. Repurchases of the Fund’s Shares will be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should offer to Repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from shareholders quarterly with May 31, June 30, September 30 and December 31 valuation dates. The Fund generally will not offer to repurchase Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. If this application for an order is granted, the Fund seeks an order permitting it to offer additional classes of Shares, as described below.
As with open-end management investment companies that issue multiple classes of shares pursuant to Rule 18f-3 under the  1940 Act, the different classes of Shares of the Fund would represent investments in the same portfolio of securities but would be subject to different expenses (such as asset-based service and/or distribution fees). Thus, the net income attributable to, and any dividends payable on, each class of Shares will differ from the other classes from time to time. As a result, the net asset value per Share of the classes may differ over time.

In  the proposal, each class of Shares would be offered at net asset value. A new Share class (the “New Class”) would be offered at net asset value and may (but would not necessarily) be subject to a front-end sales load and an annual asset-based service and/or distribution fee. Initial Class Shares would continue to be offered at net asset value with the front-end sales load and asset-based service and/or distribution fees disclosed in the Fund’s prospectus, as supplemented or amended from time to time. Each class of Shares would comply with the provisions of Rule  22b-1 under the  1940 Act, or any successor thereto or replacement rules, as if that rule applied to closed-end management investment companies, and with the provisions of Rule 2830(d) of the Conduct Rules of the  Global Association of Securities Dealers, Inc. (“NASD”), as such rule may be amended, or any successor rule thereto (“NASD Conduct Rule 2830”)3 as if it applied to the Funds. The structure of the proposed classes of Shares is described in detail below under “Statement of Facts – Proposed Class Structure and Characteristics.”

ACT OF  1940, AS AMENDED (THE “ 1940 ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS 18(c) AND 18(i) OF THE  1940 ACT AND
PURSUANT TO SECTION 17(d) OF THE  1940 ACT AND RULE 17d-1 THEREUNDER
SAVYON   GROUP   Inc
SAVYON   ASSET MANAGEMENT ADVISORY, LLC.
   The registrant hereby amends this registration statement on such date or dates as Jun be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine
This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i)  SAVYON      ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the "  Fund"), (ii)  SAVYON         ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the " SAVYON   Fund" and, together with the   Fund, the "  Funds"); (iii)  SAVYON      INVESTMENT    INC (the " INVESTMENT    Fund") and (iv)  SAVYON        ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the " SAVYON  INVESTMENT    Fund" and together with the  INVESTMENT    Fund, the " INVESTMENT    Funds").

The   Funds invest all or substantially all of their investable assets in  SAVYON   Master  ASSET MANAGEMENT    ADVISORY  LLC, a  Florida limited liability and corporation companies  (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The  INVESTMENT    Fund invests all or substantially all of its investable assets in  SAVYON      ASSET MANAGEMENT Asset Management  ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  INVESTMENT    Fund, and the  SAVYON  INVESTMENT    Fund invests all or substantially all of its investable assets in  SAVYON        ASSET MANAGEMENT Asset Management  ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  SAVYON  INVESTMENT    Fund (the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.  An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth in the "Summary" section below.

         It is proposed that this filing will become effective (check appropriate box
SAVYON GROUP , INC  Driving Master Fund, as the master fund in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.
The Registrant hereby amends this Registration Statement on such date or dates as July   be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), July   determine.

Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities July   not be sold nor July   offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale for these securities in any state in which such offer, solicitation, or sale would be unlawful prior to notification under the securities laws of any such state.
 We are an externally managed department investment company that is a non-diversified, closed-end management investment company that has elected to be regulated as a business progress company (a “ SAVYON”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We were formed by The SAVYON GROUP , Inc. (“Investment  Inc.”) to invest primarily in  Real Estate-market companies in the United States. Our investment objective is to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out unitranche and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, investments in equities. We are managed by our investment adviser, SAVYON Asset Management,  . (“ SAVYON”), a wholly-owned subsidiary of Investment  Inc. Investment  Inc., together with     SAVYON and its other subsidiaries and affiliates, is referred to herein as “ SAVYON  .” This is an initial public offering of our shares of common stock (the “IPO”). All of the shares of common stock offered by this prospectus are being sold by us. Our shares of common stock have no history of public trading. We currently expect that the initial public offering price per share of our common stock will be between $ and $ . Our common stock has been approved for listing on the NASDAQ Exchange (“ NASDAQ”) under the symbol “ SAVYON.”  SAVYON,   . has adopted a 10b5-1 plan (the “10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which  SAVYON,   . will buy in the open market up to the lesser of $25.00 million in the aggregate of our common stock or such amount that would not bring its collective ownership (with Investment  Inc.) of our common stock over 19.9%. Any such purchases under the 10b5-1 Plan will occur during the period beginning after four full calendar weeks after the closing of this offering and ending on the earlier of the date on which all the capital committed to the plan has been exhausted or one year after the closing of this offering, subject to certain conditions. See “Related Party Transactions and Certain Relationships.” Furthermore, the Company’s Board of Directors has approved a common stock repurchase plan (the “Company Repurchase Plan”), pursuant to which we July   purchase, from time to time, up to $...... million of our common stock in the open market during open trading periods. The Company Repurchase Plan will not begin until capital committed to the 10b5-1 Plan has been exhausted and will expire one year after the closing of this offering, subject to renewal. Purchases of our common stock in the open market pursuant to the Company Repurchase Plan will be subject to certain conditions and conducted in accordance with Rule 10b-18 under the Exchange Act and other applicable securities laws and regulations that set certain restrictions on the method, timing, price and volume of stock repurchases. We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups (JOBS) Act. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information will be available by written or oral request and free of charge by contacting us at , or by calling us collect at . Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

Repurchase Program” below.
 The Offering. The Company currently offers Class A shares. The Company has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to issue multiple classes of shares (including Class A and Class B) and to impose asset-based distribution fees and early withdrawal fees as applicable. Until such exemptive  relief is granted, the Company will only offer Class A  shares, and upon receiving the exemptive relief, the Company will also offer Class A and Class B  shares. Our shares will be offered on a continuous basis at the NAV per share calculated each business day, plus the applicable sales load. The initial NAV per share is $20.00. Any sales load will be deducted from the proceeds paid to the Company. The maximum sales load is expected to be [ ]% of the amount invested for Class A shares and will be [ ]% of the amount invested in Class A shares, which includes a dealer allowance fee and a dealer manager fee expected to be [ %] and [ %], respectively for Class A shares, and will be [ %] and [ %], respectively for Class A shares. In its capacity as the dealer manager, [ ], (the “Dealer Manager”) is expected to receive the dealer manager fee of [ ]% of the amount invested by an investor in Class A shares, and will receive the dealer manager fee of [ %] of the amount invested by an investor in Class A shares. Class B shares are not expected to be subject to a sales charge.

Our shares will be continuously offered through [ ] (the “Distributor”). Our shares July   be purchased only through the Distributor or the Company. The Distributor is not required to sell any specific number or dollar amount of our shares, but will use its best efforts to sell our shares. This is not a “firm commitment” offering in which an underwriter has committed to sell a pre-determined number of shares to investors. The Adviser (and not the Company) has agreed to pay an annual fee of $[ ], paid to the Distributor in connection with the Distributor’s efforts to sell our shares on a best efforts basis. The Company will not sell shares unless it achieves at least [$ ] in subscriptions (“Minimum Offering Requirement”). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an interest bearing account held by the Company’s escrow agent, (the “Escrow Agent”), in Management  for the investors’ benefit, pending release to the Company. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will not accept the proceeds and promptly cause all funds in the escrow account (including interest, if any) to be released and the Company will stop offering shares.
The minimum initial investment by a Stockholder for Class A shares is expected to be [$2,500] for regular accounts and [$1,000] for retirement plan accounts. The minimum initial investment by a Stockholder for Class A shares is [$2,500] for regular accounts and retirement plan accounts. Subsequent investments in Class A and Class A shares July   be made with at least [$1,000] under the Company’s automatic investment program. Subsequent investment in Class A and Class A shares not made pursuant to the automatic investment program July   be made with at least [$1,000]. The minimum initial investment for Class B  shares is expected to be [$2,000,000] while subsequent investments July   be made in any amount. We July   vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. We do not impose any other eligibility requirements with respect to the purchase of shares.
All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. We reserve the right to reject any initial or additional investment and to suspend the offering of shares. The Company and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part. Holders of our shares (“Stockholders”) who invest in the Company through an investment adviser should contact the investment adviser regarding purchase procedures. The Company will not reject purchase orders for shares in order to prevent takeover attempts.
A purchase of shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Company. A purchase order is in “good order” when we, the Distributor, an authorized intermediary or, if applicable, its respective agent or representative, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Company. Once we accept a purchase order, you July   not cancel or revoke it. We reserve the right to cancel any purchase order we receives if we believe that it is in the best interest of the Stockholders to do so.
Our shares will be listed on an exchange in the foreseeable future, if at all. It is not anticipated that a secondary market for our shares will develop unless our shares are listed on an exchange. Neither the Adviser nor the Distributor intends to make a market in the Company’s shares. See “Plan of Distribution.”
Investment Objective. Our investment objective is to achieve total return and current income.    SAVYON  can be no assurance that our investment objective will be achieved.
Our investment objective and, unless otherwise specified, our investment policies and limitations are not considered to be fundamental by the Company and can be changed without a vote of the Stockholders. However, our policy of investing at least 80% of the total assets of the Company, including assets attributable to leverage (the “Managed Assets”) in Marketplace Lending Instruments (as defined below) July   only be changed by the Board of Directors following the provision of 60 days’ prior written notice to the Stockholders. In addition, the investment objective July   be changed by our Board of Directors if we provide our Stockholders with at least 60 days prior notice. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and July   not be changed without the approval of the holders of a majority of the outstanding voting securities of the Company, as defined in the 1940 Act, which includes our shares and shares of preferred stock of the Company (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.
All Distribution and Service Fees with respect to any New Class Shares would be paid pursuant to a Distribution and Service Plan adopted by the Fund with respect to the applicable class. Under the existing and any future Distribution and Service Plan, the Fund, either directly or through the Distributor, would compensate brokers, dealers, or other financial intermediaries for activities primarily intended to result in the sale of Shares and for personal services provided to shareholders and/or the maintenance of shareholder accounts. Applicants represent that these asset-based distribution and service fees will comply with the provisions of NASD Conduct Rule 2830. The Fund does not intend to offer any exchange privilege or conversion feature, but any such privilege or feature introduced in the future will comply with Rule 11a-1, Rule 11a-3, and Rule 18f-3 as if the fund were an open-end investment company.
Although the Fund does not intend to do so, the Fund July   waive the Early Withdrawal Fee for certain shareholders or transactions as established from time to time.
All expenses incurred by the Fund will be allocated among its various classes of Shares based on the respective net assets of the Fund attributable to each such class, except that the net asset value and expenses of each class will reflect the expenses associated with the Distribution and Service Plan of that class (if any), shareholder services fees attributable to a particular class (including transfer agency fees, if any), and any other incremental expenses of that class.
In addition to distribution and/or service fees, each class of Shares of the Fund July  , by action of the Fund’s Board or its delegate, also pay a different amount of the following expenses:

(1)

administrative and/or accounting or similar fees (each as described in the Fund’s prospectus, as amended or supplemented from time to time);

(2)
legal, printing and postage expenses related to preparing and distributing to current shareholders of a specific class materials such as shareholder reports, prospectuses, and proxies;

(3)
Blue Sky fees incurred by a specific class;

(4)
Commission registration fees incurred by a specific class;

(5)
expenses of administrative personnel and services required to support the shareholders of a specific class;

(6)
Management  fees incurred as a result of issues relating to a specific class;

(7)
Auditors’ fees, litigation expenses, and other legal fees and expenses relating to a specific class;

(8)
incremental transfer agent fees and shareholder servicing expenses identified as being attributable to a specific class;

(9)
account expenses relating solely to a specific class;

(10)
expenses incurred in connection with any shareholder meetings as a result of issues relating to a specific class; and

(11)
any such other expenses (not including ADVISORY or custodial fees or other expenses related to the management of the Fund’s assets) actually incurred in a different amount by a class or related to a class’ receipt of services of a different kind or to a different degree than another class.
Any income, gain, loss and expenses of the Fund not allocated to specific classes as described above will be charged to the Fund and allocated to each class of the Fund in a manner consistent with Rule 18f-3 under the 1940 Act.
From time to time, the Board of the Fund July   create and offer additional classes of Shares, or July   vary the characteristics described above of Initial Class and New Class Shares, including without limitation, in the following respects: (1) the amount of fees permitted by a Distribution and Service Plan as to such class; (2) voting rights with respect to a Distribution and Service Plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares allocated on a class basis as described in this Application; (5) differences in any dividends and net asset values per Share resulting from differences in fees under a Distribution and Service Plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the 1940 Act. The Fund will comply with the provisions of Rule 18f-3 under the 1940 Act, as if it were an open-end management investment company. The Fund’s Repurchases will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in net asset values per Share resulting from differences in fees under a Distribution and Service Plan and/or service plan or in class expenses.

Because of the different distribution fees, shareholder services fees, and any other class expenses that July   be attributable to the different classes, the net income attributable to, and any dividends payable on, each class of Shares July   differ from each other from time to time. As a result, the net asset value per Share of the classes July   differ over time. Expenses of the Fund, allocated to a particular class of the Fund’s Shares will be borne on a pro rata basis by each outstanding Share of that class.

Fact Set Research Systems Inc. (“Fact Set” or the “Index Provider”) constructs the Underlying Index in a three-step process consisting of identifying the universe of eligible companies whose common stock was issued during the last three years in an initial public offering (“IPO”) or as a result of a corporate spin-off, selecting the 60 largest companies, and determining the relative weighting of each company. Each of these three steps and the rules that govern the identification, selection, and weighting of the constituents of the Underlying Index, are described below.
The Index Provider followed this selection process initially to construct the Underlying Index. The Index Provider reviews the composition and weighting of the Underlying Index quarterly to determine if it needs to be rebalanced, reconstituted or both. Quarterly reviews take place on designated “selection days,” occurring on the second Wednesday in May  ,  June , September and May   . The Underlying Index will be reconstituted through component and/or weighting changes after the close of business on the third Wednesday in May  ,  June , September and May    each year. If such a reconstitution day is a holiday, or for whatever reason the U.S. markets are closed, reconstitution will occur on the next immediately following business day.
Rebalancing and/or reconstitution changes will be effective at the market opening on the next trading day. Whenever possible, Fact Set or its designated calculation agent (“Calculation Agent”) will announce any constituent changes to the Underlying Index at least two trading days before the changes become effective, except in cases of major natural or man-made disaster or market disruption events that restrict or suspend Fact Set’s  and/or its Calculation Agent’s ability to make a public announcement.
Companies Eligible for Inclusion in the Index. The Underlying Index is designed to track the performance of the common stock of the 60 largest companies as measured by total market capitalization, where such common stock was issued during the preceding three years in an IPO or as a result of a corporate spin-off. An IPO is a public offering in which shares of stock in a company are sold to the general public for the first time on a stock exchange; a spin-off is generally defined as a publicly listed parent company distributing shares of its subsidiary to the parent company’s shareholders, such that the subsidiary becomes a separate, independent and publicly listed stock on an exchange
Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Shares (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Decisions by market makers or Authorized Participants to reduce their role or step away from these activities in time of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the ETF’s  Asset Trust  ADVISORY  securities and the ETF’s market price. This reduced effectiveness could result in ETF shares trading at discounts from NAV and also in greater than normal intraday bid/ask spreads for the ETF’s shares.
Cash Transaction Risk. The Fund may effect creations and redemptions for cash, rather than for in-kind securities. If the Fund effects redemptions for cash, rather than for in-kind securities, it may be required to sell  Asset Trust  ADVISORY  securities in order to obtain the cash needed to distribute redemption proceeds, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process to a greater extent.
Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s Adviser, and the Fund’s other services providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk trust systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants, or issuers of securities in which the Fund invests.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its trust or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth and/or Value Stocks Risk. Investing in value stocks involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Investing in growth stocks involves the risk that will not experience faster than average growth as measured by revenues, earnings, or cash flow. While growth stocks are expected to offer the potential for higher returns, they also generally represent a greater risk when compared to value stocks. Growth stocks tend to do better than the overall market when stock prices in general are rising, while underperforming the market as stock prices fall, taking into account that past performance does not guarantee future results. As a result, investing in growth funds may require a slightly higher tolerance for risk, as well as a longer time horizon.
Index-Related Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time, which may have an adverse impact on the Fund.

Industry Concentration Risk. In followings its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

IPO Risk. The Fund invests in companies that have recently completed an initial public offering. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs, are therefore, often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Underlying Index. The price of stocks included in the Underlying Index may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility as possible downward pressure during the time that locked-up shares are released.

This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i)  SAVYON      Asset Trust  ADVISORY  LLC (the "  Fund"), (ii)  SAVYON            ADVISORY  LLC (the " SAVYON   Fund" and, together with the   Fund, the "  Funds"); (iii)  SAVYON      GROUP   INC (the " GROUP   Fund") and (iv)  SAVYON        Asset   ADVISORY  LLC (the " SAVYON  GROUP   Fund" and together with the  GROUP   Fund, the " GROUP   Funds").

The   Funds invest all or substantially all of their investable assets in  SAVYON     Master  Asset Trust  ADVISORY  LLC, a  Florida limited liability and corporation companies  (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The  GROUP   Fund invests all or substantially all of its investable assets in  SAVYON      Asset Trust  ADVISORY , ., a   exempted company limited by shares that has the same investment objective as the  GROUP   Fund, and the  SAVYON  GROUP   Fund invests all or substantially all of its investable assets in  SAVYON        Asset Trust  ADVISORY , for exempted company limited by shares that has the same investment objective as the  SAVYON  GROUP   Fund (the  Florida  companies are referred to collectively as the "US FUND ").  The US FUND  in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end trust investment company.  An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth in the "Summary" section below.

The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a  Asset Trust  ADVISORY  of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments.  The Funds seek to accomplish this objective by providing investors active asset   and access to investment    manager    s  of alternative strategies that are primarily available to institutional investors.  "Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies,  unistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds seek to provide a turnkey solution for that portion of an investor's  Asset Trust  ADVISORY  that may be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page [  ] of the Prospectus.
NOTICE TO INVESTORS IN THE  GROUP   FUNDS
The  GROUP   Funds are designed solely for investment by tax-exempt and tax-deferred investors described in detail below ("U.S. Tax-Exempt Investors") and non-U.S. investors.  U.S. Tax-Exempt Investors who purchase Shares in the  GROUP   Funds are referred to from time to time in this Prospectus as "U.S. Tax-Exempt Members," non-U.S. investors who purchase such interests are referred to as "Non-U.S. Members" and together U.S. Tax-Exempt Members and Non-U.S. Members may be referred to as " GROUP   Funds Members."  The structure of the  GROUP   Funds, as discussed in greater detail below, should enable U.S. Tax-Exempt Investors and non-U.S. investors to invest in the  GROUP   Funds without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt, tax-deferred or non-U.S. status.

The  GROUP   Funds will offer and sell Shares only to U.S. Tax-Exempt Investors and non-U.S. investors (collectively, " GROUP   Funds Eligible Investors").  The  GROUP   Funds are offered only to non-U.S. investors and the following U.S. Tax-Exempt Investors: (i) pension, profit-sharing, or other employee benefit trust companies that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986 (the "Code"), by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.   GROUP   Funds Eligible Investors also must meet certain additional criteria.
Investing in the Funds involves certain risks.  See "General Risks" on page [   ] of this Prospectus.
	Price to Public Per Share(1)	Maximum Sales Load Per Share	Initial Proceeds to Fund Per Share	Total Proceeds to Fund (3)
Shares in the Fund	$[ ]	$[ ] (2)	$20.00	$[ ]
Shares in the GROUP Fund	$[ ]	$[ ] (2)	$20.00	$[ ]
Shares in the SAVYON Fund	$20.00	N/A	$20.00	$[ ]
Shares in the SAVYON GROUP Fund	$20.00	N/A	$20.00	$[ ]

_______________________
 (1)

Shares are continuously offered on a reasonable efforts basis at a price equal to their then current net asset value ("NAV") per  Share, plus a sales load in the case of the   Fund and the  GROUP   Fund.  The minimum initial subscription for Shares in each Feeder Fund is $[        ] and minimum subsequent subscriptions are $[         ].  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $[              ].  For the   Fund and the  GROUP   Fund, the $[         ] used in the table above is the initial NAV per  Share plus the maximum allowable sales charge of [            ]%.  For the  SAVYON   Fund and  SAVYON  GROUP   Fund, there will no sales charge.

 (2)

The maximum sales charge for the   Fund and the  GROUP   Fund is [         ]% of the purchase price of the Shares. Financial intermediaries may waive or reduce the sales charge in their discretion and, in this regard, may apply sales charge breakpoints at various levels of initial and subsequent investments and pursuant to various formulae.  The   Fund and the  GROUP   Fund each may pay out of their respective assets an ongoing distribution fee and an ongoing investor servicing fee to  SAVYON GROUP , INC (the "Distributor"). The Distributor will generally pay substantially all of these ongoing fees to financial intermediaries whose customers hold Shares through an account with the applicable financial intermediary. The amount of the distribution fee will be at an annual rate equal to [       ]% of the month-end net asset value of the Shares. The amount of the investor servicing fee will be at an annual rate equal to [  ]% of the month-end net asset value of the Shares.  All such compensation, however, with respect to Shares in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See the "Plan of Distribution" section for more detail.

(3)
These estimated proceeds assume all Shares registered by each respective Fund are sold in the continuous offerings.  The amount registered by each Fund may differ and thus the amounts shown in this column may differ.  In addition, these estimates do not reflect the deduction of all expenses to be incurred by each Fund in connection with their respective offerings. Initial organizational and offering expenses are estimated at $[      ], which are subject to the expense cap described in the Prospectus under "Expenses of the Funds".

The Shares have no history of public trading nor is it intended that the Shares will be listed on a public exchange.
The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Funds.  The Funds are not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis. The Funds' Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the  LLC  &  INC Agreements.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
  You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional ADVISORY as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Funds.

You should rely only on the information contained in this Prospectus.  The Funds have not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is [                                                                ],   2017.

The SAVYON IPO Index Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the information Set US IPO Index.

Fees and Expenses

Prospectus dated            ,  2017.

(continued from cover page)

        Leverage.    The Fund anticipates incurring leverage as part of its investment strategy. The Fund may incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, "effective leverage"). The Fund initially expects to incur leverage through securities lending arrangements and/or total return swap arrangements. The Fund's use of these forms of effective leverage will not exceed 25% of its Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the Investment Company Act of 1940, as amended, such effective leverage will be considered leverage for the Fund's leverage limits.
          Although the Fund has no current intention to do so, it reserves the flexibility to issue preferred shares, debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio (collectively, "traditional leverage"). The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage," "Risks—Leverage Risk" and "Description of Shares." As used in this prospectus, the term "net assets" means total assets of the Fund minus liabilities (including accrued expenses or dividends).
        Derivatives.    Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage through the use of total return swaps or credit default swaps (either on individual securities or groups or indices of securities). The Fund's investments in derivatives will be included under the 80% asset policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instrument.
        Investment Adviser.      /  SAVYON   Credit Funds  SAVYON  ADVISORY  LLC will be the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of   Capital   (collectively with its affiliates, " "), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund.   is the credit platform of The  SAVYON   Group . (collectively with its affiliates, " SAVYON  ").  SAVYON   is a leading   manager     of private capital and provider of financial ADVISORY services. It is one of the largest independent    manager    s  of private capital in the world, with assets under  SAVYON  ADVISORY  of approximately $........ billion as of December 31, 2018. As of December 31, 2018,  's asset  SAVYON  ADVISORY  operation had aggregate assets under  SAVYON  ADVISORY  of approximately $..... billion across multiple strategies within the leveraged finance marketplace, including high yield bonds, Secured Loans, distressed and mezzanine debt and private equity, including hedge funds.
          You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated                        ,  2017 containing additional information about the Fund, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the Statement of Additional Information on page 87 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (786) 201 -  0137 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information, including any materials incorporated by reference, free from the Securities and Exchange Commission's Web site (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. You may request a free copy of the Statement of Additional Information, annual and semi-annual reports to stockholders (when available), and additional information about the Fund and make shareholders' inquiries by calling (786) 201- 0137, by writing to the Fund or visiting the Fund's website (http://www. [     ].com/).

          The Fund's Common Shares do not represent a deposit or obligation of and are not guaranteed or endorsed by, any   or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

SUMMARY OF FEEDER FUNDS' EXPENSES
The following table illustrates the approximate expenses and fees that Members in the Feeder Funds are expected to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
	Fund	GROUP Fund	SAVYON Fund	SAVYON GROUP Fund
Maximum Sales Load (as a percentage of the offering price)	[ ]%(1)	[ ]%(1)	N/A	N/A
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	[ ]%	[ ]%	[ ]%	[ ]%
ANNUAL EXPENSES (as a percentage of average net assets)
Trust Fees(3)	[ ]%	[ ]%	[ ]%	[ ]%
Other Expenses(4)	[ ]%	[ ]%	[ ]%	[ ]%
Distribution and Services Fees(5)	[ ]%(6)	[ ]%(6)	N/A	N/A
Acquired Fund Fees and Expenses(7)	[ ]%	[ ]%	[ ]%	[ ]%
TOTAL ANNUAL EXPENSES	[ ]%	[ ]%	[ ]%	[ ]%

EXPENSE REIMBURSEMENT(4)	[ ]%	[ ]%	[ ]%	[ ]%

TOTAL ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE REIMBURSEMENT(4)	[ ]%	[ ]%	[ ]%	[ ]%

_______________________
(1)
Financial intermediaries may charge a sales load of up to [    ]% for their services in conjunction with the distribution of Shares.  Financial intermediaries may waive or reduce the sales charge in their discretion and, in this regard, may apply sales charge breakpoints at various levels of initial and subsequent investments and pursuant to various formulae.  Investors should direct any questions regarding such sales loads to the relevant financial intermediary.  All such compensation, however, with respect to Shares in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See "Plan of Distribution."

(2)  A [    ]% Early Repurchase Fee payable to the respective Feeder Fund will be charged with respect to the repurchase of a Member's Shares (or portion thereof) prior to the Business Day immediately preceding the one-year anniversary of the Member's applicable purchase of such Shares (or portion thereof). See "Repurchase of Shares."
 (3)
As a contractual matter, a Feeder Fund will not directly pay an investment trust fee to the ADVISORY so long as the assets of the Feeder Fund are invested in the Master Fund; however, each Feeder Fund's Members will bear an indirect share of the Master Fund's investment trust fee, which is payable at an annual rate equal to [    ]% of the Master Fund's month-end net asset value, through its investment in the Master Fund.
 (4)
The Funds will bear their organizational expenses prior to the effectiveness of this registration statement.  The Funds will amortize their offering costs (other than distribution and Member servicing fees) over a 12-month period.  The Feeder Funds' organization and offering costs will be subject to the [   ]% expense cap described below.  Each Feeder Fund will also bear other direct costs including professional fees, transfer agency fees and other operating expenses.  Directors' fees, insurance costs, and certain other costs are allocated among the Funds.  Each Feeder Fund will also bear a pro rata share of the non-Asset Trust  ADVISORY operating expenses, as well as certain non-operating expenses such as organization costs, borne directly at the Master Fund level.

Each Feeder Fund has entered into an Expense Agreement in which the ADVISORY has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below [   ]% of the respective Feeder Fund's average net assets.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the US FUND  or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement.  Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including trust fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Shares; arranging for the calculation of the issue and repurchase price of Shares; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses (as described above).  Expenses excluded from the Expense Cap are limited to (i) the investment trust fee, (ii) interest expense, if any, (iii) any taxes paid by the US FUND  or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a  Asset Trust  ADVISORY  Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's, Florida  Fund's or Master Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Distributor or financial intermediaries. Subject to the terms of the Expense Agreement, expenses borne by the ADVISORY in the prior [     ] fiscal years of the Feeder Fund are subject to reimbursement by the respective Feeder Fund, but the Feeder Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. If the operating expenses of a Feeder Fund that received a waiver or reimbursement from  SAVYON within the preceding [     ] fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the ADVISORY up to the amount of fees waived or expenses reimbursed under the agreement if:  (i) the Feeder Fund has more than $[  ] million in assets, (ii) the ADVISORY or an affiliate serves as the Feeder Fund's investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund's covered expenses to exceed the Expense Cap.

(5)
The Feeder Funds are being offered to Eligible Investors on the same terms, except that the  SAVYON   Fund and the  SAVYON  GROUP   Fund are being offered only to Eligible Investors who have fee-based accounts with registered investment ADVISORY  or broker-dealers to whom the investor has agreed to pay a fee for investment related services.  As a result, the sales charge and distribution and investor servicing fees charged to investors in the   Fund and the  GROUP   Fund will not be applicable to investors in the  SAVYON   Fund and  SAVYON  GROUP   Fund.

(6)

The Fund may pay out of its assets an ongoing distribution fee and an ongoing investor servicing fee to the Distributor. The Distributor will generally pay substantially all of these ongoing fees to financial intermediaries whose customers hold Shares through an account with the applicable financial intermediary. The amount of the distribution fee will be at an annual rate equal to [    ]% of the month-end net asset value of the Shares. The amount of the investor servicing fee will be at an annual rate equal to [    ]% of the month-end net asset value of the Shares.  All such compensation, however, with respect to Shares in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See "Plan of Distribution."

(7)The "Acquired Fund Fees and Expenses" include each Feeder Fund's share of operating expenses and performance-based incentive fees of the underlying  Asset Trust  ADVISORY  Funds as well as any direct fees charged by such  Asset Trust  ADVISORY  Funds (e.g., redemption fees) in which the Master Fund invests.  Fees and expenses related to investing in, or incurred by,  Asset Trust  ADVISORY  Funds are not subject to the expense limitation described in footnote (4).  The costs to be incurred at the underlying  Asset Trust  ADVISORY  Fund level include trust fees, administration fees, professional fees, incentive fees and other operating expenses.  Each   ADVISORY  Fund's expenses will vary.  In addition, the underlying  Asset Trust  ADVISORY  Funds will also incur trading expenses, including interest and dividend expenses, which are the byproduct of leveraging or hedging activities employed by the    manager    s  in order to seek to enhance or preserve the  Asset Trust  ADVISORY  Funds' returns.  Approximately [    ]% of the total estimated [      ]% of Acquired Fund Fees and Expenses represent each Feeder Fund's pro rata share of costs incurred at the underlying  Asset Trust  ADVISORY  Fund level, which consists of approximately [     ]% in trust fees, approximately [      ]% in other expenses (such as trading expenses) and approximately [       ]% in incentive fee  s.  The Master Fund's investments will be allocated among many asset classes, including absolute return and

private equity, among others.   Asset Trust  ADVISORY  Funds with absolute return objectives may on average employ more leverage than certain other types of  Asset Trust  ADVISORY  Funds.   Asset Trust  ADVISORY  Funds that are private equity funds will on average incur higher operating expenses early on in such fund's investment cycle as the investments in this asset class often have a longer term investment horizon, which can result in higher operating expense ratios early in such fund's investment cycle.  In addition, for recently launched  Asset Trust  ADVISORY  Funds in which the Master Fund may invest, the Acquired Fund Fees and Expenses may tend to be significantly greater in the initial years as start up costs are being borne over a smaller invested capital base.  The fees and expenses disclosed above are based on 20[ ] financial information (which was the most recent financial information of the  Asset Trust  ADVISORY  Funds available to the Funds), and such data may (and is expected to) change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.  In addition, the  Asset Trust  ADVISORY  Funds held by the Master Fund will change, which further impacts the calculation of the Acquired Fund Fees and Expenses.  Generally, fees payable to    manager    s  are estimated to range from 1.00% to 2.50% (annualized) of the average net asset value of the Master Fund's investment in such  Asset Trust  ADVISORY  Funds.  In addition, certain    manager    s  of the  Asset Trust  ADVISORY  Funds charge an incentive   or fee generally ranging from 15% to 25% of a  Asset Trust  ADVISORY  Fund's net profits. These fees payable to    manager  are estimates and may be higher or lower than the numbers shown. not cause the Fund’s Operating expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses were reimbursed or at the time of recoupment. The Expense Limitation Agreement may not be terminated by any of the parties to the Agreement, including the Board of    Managers, prior to December  31, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  [            ] is located at [ ].

FINANCIAL STATEMENTS

[to be supplied by subsequent amendment]
APPENDIX A

[TO BE INSERTED
APPENDIX B

[TO BE INSERTED]

APPENDIX C

[TO BE INSERTED]
SAVYON   GROUP INC  FUND

2. Exhibits

PART C - OTHER INFORMATION

Location Of Accounts And Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o SAVYON     ADVISORY , LLC, 3340 NE 190ST Suite 402,  Aventura ,Fl  33180 and at the offices of              , the Registrant’s Custodian, at                      , and                      , the Registrant’s Transfer Agent, at  , and                    , the Registrant’s administrator, at                    .

_________________

This Prospectus concisely provides information that you should know about the Funds before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  You may request a free copy of this Prospectus, annual and semi-annual reports to Members when available, and other information about the Funds, and make inquiries by calling [              ] or, by writing to the Funds.  The Funds do not maintain a public website.  Additional information about the Funds and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov.  If you purchase Shares in a Feeder Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of that Feeder Fund (each, an "LLC and  INC  Agreement").

Shares are generally available for purchase as of the first Business Day (as defined below) of each calendar month, except that Shares may be made available for purchase more or less frequently as determined by a Feeder Fund's Board of Directors in its sole discretion.  For purposes of this Prospectus, "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  No person who is admitted as a Member will have the right to require the Funds to redeem such Member's Shares.  The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the respective  LLC  &  INC Agreement.  Although the Funds may offer to repurchase Shares from time to time, Shares will not be redeemable at a Member's option nor will they be exchangeable for Shares or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Shares in a timely manner or at all.  Beginning in the [    ] calendar quarter of 20[ ], the Feeder Funds, in the sole discretion of the Board of Directors and subject to the restrictions described herein, may choose to conduct quarterly tender offers for up to 10% of the net assets of the respective Feeder Fund at that time.

DISTRIBUTION POLICY

Quarterly Distribution Policy

The Fund intends to make a dividend distribution each quarter to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate July   be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term ASSET MANAGEMENT ADVISORY gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of ASSET MANAGEMENT ADVISORY distributed from the Fund’s assets. To the extent that quarterly distributions are a return of ASSET MANAGEMENT ADVISORY to shareholders, these are not dividends and are simply a return of the amounts that shareholders invested. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net ASSET MANAGEMENT ADVISORY gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net ASSET MANAGEMENT ADVISORY gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of ASSET MANAGEMENT ADVISORY to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute ASSET MANAGEMENT ADVISORY gain (assuming the shares are held as ASSET MANAGEMENT ADVISORY assets). This distribution policy July  , under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it July   result in a return of ASSET MANAGEMENT ADVISORY resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also July   cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution July   consist principally of a return of ASSET MANAGEMENT ADVISORY.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above July   result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original ASSET MANAGEMENT ADVISORY contribution of the shareholder, and the payment amounted to a return of ASSET MANAGEMENT ADVISORY, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution July   be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that July   be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that July   be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There July   be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund July   be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net ASSET MANAGEMENT ADVISORY gains (the excess of net long-term ASSET MANAGEMENT ADVISORY gains over net short-term ASSET MANAGEMENT ADVISORY loss) in a timely manner to its shareholders in the form of dividends or ASSET MANAGEMENT ADVISORY gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Shareholders will not be subject to the   minimum tax.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term ASSET MANAGEMENT ADVISORY gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net ASSET MANAGEMENT ADVISORY gains (“ASSET MANAGEMENT ADVISORY gain dividends”), if any, are taxable to shareholders as ASSET MANAGEMENT ADVISORY gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute ASSET MANAGEMENT ADVISORY gains to the shareholder of the Fund (assuming the shares are held as a ASSET MANAGEMENT ADVISORY asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations July   be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments July   be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, ASSET MANAGEMENT ADVISORY gains dividends, qualified dividends or return of ASSET MANAGEMENT ADVISORY distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any ASSET MANAGEMENT ADVISORY gain distributions and any other distributions.
The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF ASSET MANAGEMENT ADVISORY STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Florida upon the filing of a Certificate of Trust with the Secretary of State of Florida on  August   ,  2017. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund July   authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $[  ] limit on the Fund. The Fund does not intend to hold annual meetings of its shareholders until August 2020 .

The Fund intends to offer three different classes of shares: Class A, Class C and Class  A  shares. As of [  ], the Fund has not yet begun continuously offering its common shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class July   be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses”. Certain share class details are set forth in “Plan of Distribution”.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an    opportunity unity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions July   have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee July   be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

[            ] (the “Distributor”), located at [           ], serves as the Fund’s principal board directors r and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s shares are offered for sale through the Distributor at net asset value plus the applicable sales load. The Distributor also July   enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell up to $1 billion of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares. The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis. Class A shares are not currently subject to a Distribution Fee.

The Distributor has entered into a “wholesaling” agreement with SAVYON ASSET MANAGEMENT ADVISORY Securities, LLC (“SAVYON ASSET MANAGEMENT ADVISORY Securities”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the wholesaling agreement, SAVYON ASSET MANAGEMENT ADVISORY Securities will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including but not limited to; regional and independent retail broker-dealers.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, July   pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund July   receive certain marketing advantages including INC to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries’. The Additional Compensation July   differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation July   be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary July   create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services July   include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser July   reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor July   be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor July  , from time to time, perform services for the Adviser and its affiliates in the ordinary course of business. Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The initial net asset value per  Share is $20.00.A prospective investor must submit a completed Subscription Agreement to the financial intermediary through which such investor is purchasing Shares at least [       ] Business Days prior to the Membership Date or by such other date as determined by the Feeder Fund in its discretion and communicated to the investor. A Member generally July   subscribe for additional Shares by completing an additional Subscription Agreement, unless otherwise determined by the Asset Management ADVISORY .  A Subscription Agreement generally requires a Member to provide certain information about itself and to make certain representations, warranties and agreements, including an agreement to indemnify the Fund, the Asset Management ADVISORY , the Administrator and the Distributor (the "Fund Parties") as a result of any misrepresentations made by the Member in the Subscription Agreement.  The Funds will rely on, without investigation, a Member's financial Asset Management ADVISORY to furnish to it a completed Subscription Agreement (as well as any information required to be provided by the Member pursuant to the Subscription Agreement), and the Fund Parties will not be liable to the Member or any other party for such reliance.  In addition, the Fund Parties will have no obligation or responsibility whatsoever for ensuring information contained in the Subscription Agreement concerning the Member is accurate or that any information required to be provided by a Member is accurate or that it is provided to the Funds in a timely manner.

Generally speaking, the  ASSET MANAGEMENT Asset Management  ADVISORY  Funds in which the Funds invest have similar subscription processes as the Funds.  For example, a  ASSET MANAGEMENT Asset Management  ADVISORY  Fund will typically require receipt of cleared funds at least several Business Days prior to the date an investor begins participating in the  ASSET MANAGEMENT Asset Management  ADVISORY  Fund's returns.  As such, the subscription process described above, including acceptance by the Funds of a prospective investor's subscription at least [       ] Business Days prior to the Membership Date, is designed in part to ensure each Fund will be able to invest in  ASSET MANAGEMENT Asset Management  ADVISORY  Funds in a timely manner.

Despite the Subscription Date being at least [        ] Business Days prior to the Membership Date, as discussed above an investor does not become a Member of a Fund and has no other rights (including, without limitation, any voting rights) under the Fund's  LLC  &  INC Agreement until the Membership Date.  Between the time a Fund accepts an investor's subscription on a Subscription Date, and a Membership Date when the investor becomes a Member of the Fund, such investor will not participate in the Fund's returns and will be treated as a general unsecured creditor of the Fund with respect to the applicable subscription amount.

Custodian	[Custodian] (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”
SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class A	Class C
Maximum Sales Load (as a percent of offering price)	5.75%	None
Contingent Deferred Sales Charge1	None	1.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	[ ]%	[ ]%
Interest Payments on Borrowed Funds2	[ ]%	[ ]%
Other Expenses	[ ]%	[ ]%
Shareholder Servicing Expenses	0.25%	0.25%
Distribution Fee	None	0.75%4
Remaining Other Expenses3	[ ]%	[ ]%
Acquired Fund Fees and Expenses3,5	[ ]%	[ ]%
Total Annual Expenses6	[ ]%	[ ]%
Fee Waiver and Reimbursement	[ ]%	[ ]%
Total Annual Expenses (after fee waiver and reimbursement)	[ ]%	[ ]%

1
Class C shareholders July   be subject to a contingent deferred sales charge on shares redeemed during the first 365 days after their purchase.

2

“Interest payments on borrowed funds” is estimated based on the interest rate currently in effect with respect to the Management company ’s credit facilities and includes the ongoing commitment fees payable under the terms of the credit facilities.

3
Estimated for current fiscal year.

4
The Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a quarterly basis. See “Plan of Distribution.”

5
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs July   include performance fees paid to the Acquired Fund’s adviser or its affiliates. The Adviser estimates that such performance fees July   range between 10% and 20% of the Acquired Fund's realized and, in certain cases, unrealized gains.  Acquired Fund Fees and Remaining Other Expenses do not include brokerage or transaction costs incurred by the Acquired Funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights due to the Acquired Fund Fees & Expenses and certain other adjustments.

6
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed [   ]% and [   ]% per annum of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement July   not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until [          ], unless and until the Board approves its modification or termination.  This agreement July   be terminated only by the Fund’s Board of Management company on 60 days written notice to the Adviser.  See “Management of the Fund.”

The Summary of Expenses Table describes the fees and expenses that you July   pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $[          ].  You July   qualify for sales load discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Purchase Terms” starting on page [  ] of this prospectus.  More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page [  ]of this prospectus The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the Example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year):

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$[ ]	$[ ]	$[ ]	$[ ]
Class B	$[ ]	$[ ]	$[ ]	$[ ]
Class C	$[ ]	$[ ]	$[ ]	$[ ]
Class D	$[ ]	$[ ]	$[ ]	$[ ]
Class E*	$[ ]	$[ ]	$[ ]	$[ ]
Class F	$[ ]	$[ ]	$[ ]	$[ ]
Class G*	$[ ]	$[ ]	$[ ]	$[ ]
Class V	$[ ]	$[ ]	$[ ]	$[ ]
Class W*	$[ ]	$[ ]	$[ ]	$[ ]

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return (the Example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year), and you redeemed your shares in full at the end of such period.
Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$[ ]	$[ ]	$[ ]	$[ ]
Class B*	$[ ]	$[ ]	$[ ]	$[ ]
Class C	$[ ]	$[ ]	$[ ]	$[ ]
Class D*	$[ ]	$[ ]	$[ ]	$[ ]
Class E	$[ ]	$[ ]	$[ ]	$[ ]

      Other Taxation
        Fund shareholders  June  be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

EXPERTS
        The Statement of Assets and Liabilities of the Fund as of                        appearing in this Statement of Additional Information and related Statements of Operations and Changes in Net Assets for the period from                        , 2017 (date of inception) to                        have been audited by                        , an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.                                    , located at                                    , provides accounting and auditing services to the Fund.

ADDITIONAL INFORMATION
        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement  June  be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof  June  be obtained from the SEC upon the payment of certain fees prescribed by the SEC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(To Come)
F-1

FINANCIAL STATEMENTS
(To Come)
F-2

APPENDIX A

DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS†
        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

A.	The Multiple Class System

Applicants request exemptive relief to the extent that the proposed issuance and sale of multiple classes of Shares of the Fund may be deemed: (1) to result in the issuance of a “senior security” within the meaning of Section 18(g) of the 1940 Act and thus be prohibited by Section 18(c); and (2) to violate the equal voting provisions of Section 18(i) of the 1940 Act.

B.	Asset-Based Service and/or Distribution Fees

Applicants request an order pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder to the extent necessary for the Fund to pay asset-based service and/or distribution fees.

IV.	COMMISSION AUTHORITY

Pursuant to Section 6(c) of the 1940 Act, the Commission may, by order on application, conditionally or unconditionally exempt any person, security, or transaction, or any class or classes of persons, securities, or transactions, from any provision or provisions of the 1940 Act or from any rule or regulation under the 1940 Act, if and to the extent that the exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

Pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, the Commission may issue an order permitting an affiliated person of or a principal underwriter for a registered investment company, acting as principal, to participate in or effect a transaction in connection with a joint enterprise or other joint arrangement or profit sharing plan in which the investment company participates. In reviewing applications submitted under Section 17(d) and Rule 17d-1, the Commission considers whether the participation of the investment company in a joint enterprise, joint arrangement or profit sharing plan is consistent with the provisions, policies, and purposes of the 1940 Act, and the extent to which the participation is on a basis different from or less advantageous than that of other participants.

 THE OFFERING

Generally, Shares will be continuously offered on monthly basis at a price equal to their then current net asset value per  Share, plus a sales load in the case of the   Fund and the  GROUP   Fund.  The minimum initial subscription for Shares in each Feeder Fund is $[     ], and minimum subsequent subscriptions are $[     ].  Additional subscriptions above the applicable minimum amount may be made in whole multiples of $[      ].  The Feeder Funds may accept subscriptions for lesser amounts in the discretion of the ASSET Management  ADVISORY .

Although Shares will be registered under the Securities Act of 1933 (the "Securities Act"), the Shares will be sold only to individuals or entities which are "accredited investors" within the meaning of Regulation D under the Securities Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").  Shares will be offered at closings (each, a "Closing") on the first Business Day of each month or at such other times as determined in the discretion of each Feeder Fund's Board of Directors (each member, a "Director" and, collectively, the "Board").  For purposes of this Prospectus, a "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  All references to Business Day herein shall be based on the time in New York City.  Although the Feeder Funds may offer to repurchase Shares quarterly, subject to the discretion of the respective Board, Shares will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Shares in a timely manner or at all.  The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Feeder Funds.  The Feeder Funds are not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis.

USE OF PROCEEDS

The ASSET Management  ADVISORY  currently anticipate that the Funds will be able to invest substantially all of the net proceeds of the initial offering in  ASSET TRUST Asset Trust  ADVISORY  Funds, non- ASSET TRUST Asset Trust  ADVISORY  Fund securities and other financial instruments within approximately three months after the completion of this initial offering.  Subject to the foregoing, the ASSET Management  ADVISORY  currently anticipate that proceeds from the sale of Shares after the initial closing, excluding the amount of any sales charge paid by the investor, will be used to implement the Funds' investment program as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Funds.

Generally, interests in potential  ASSET TRUST Asset Trust  ADVISORY  Funds are not liquid securities.  The owner of such interests generally is permitted to transfer them only with the consent of the general partner (or its equivalent) of a  ASSET TRUST Asset Trust  ADVISORY  Fund.  As a result, unlike the markets for common stocks or debt securities, there is not an active secondary market in which the Funds will be able to quickly purchase interests in potential  ASSET TRUST Asset Trust  ADVISORY  Funds.  Pending such investment, it is anticipated that the proceeds will be invested in cash, short-term debt securities or money market securities.

INVESTMENT OBJECTIVE

The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a  ASSET TRUST Asset Trust  ADVISORY  of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments. The Funds seek to accomplish this objective by providing investors active asset   and access to investment managers of alternative strategies that are primarily available to institutional investors.  The Funds cannot guarantee that their investment objective will be achieved or that their  ASSET TRUST Asset Trust  ADVISORY  design and risk monitoring strategies will be successful.

If a Fund's Board determines that the Fund's investment objective should be changed, Members will be given written notice that will precede or accompany such Fund's next tender offer with such change to be effective on the Business Day immediately following the applicable Valuation Date (i.e., the last Business Day of May  ,  June e, September and May   ) for such tender offer.  Such change, however, can be effected without Member approval.  Except as otherwise stated in this Prospectus or each Fund's Limited Liability Company Agreement (each, an " LLC  &  INC Agreement"), the investment policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Members.  The Funds' principal investment policies and strategies are discussed below.  Whenever the Master Fund holds a shareholder vote, the Feeder Funds will pass the vote through to its own shareholders.

The Feeder Funds invest all or substantially all of their investable assets in the securities of the Master Fund (via the Offshore Funds in the case of the  GROUP   Funds), through which the Feeder Funds pursue their investment objective.  Although all or substantially all of the Feeder Funds' investments are made through the Master Fund, this Prospectus generally refers to the Feeder Funds' investments through the Master Fund as investments by the "Funds" in order to make the investment program easier to understand.

INVESTMENT STRATEGIES
"Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies,  unistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds seek to provide a turnkey solution for that portion of an investor's  ASSET TRUST Asset Trust  ADVISORY  that may be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page [  ] of the Prospectus.

The Funds will invest (i) in private funds or other pooled investment vehicles (collectively, " ASSET TRUST Asset Trust  ADVISORY  Funds") managed by third-party investment managers ("Managers") selected by and unaffiliated with the ASSET Management  ADVISORY , and (ii) directly in securities (other than those of  ASSET TRUST Asset Trust  ADVISORY  Funds) or other financial instruments selected by the ASSET Management  ADVISORY . The Funds may invest directly in  ASSET TRUST Asset Trust  ADVISORY  Funds or may do so indirectly by investing in derivative instruments or participating in contractual relationships whereby any associated payments or receipts may be based on some or all of the change in value of one or more  ASSET TRUST Asset Trust  ADVISORY  Funds.  The Funds will limit the amount that can be invested in any single  ASSET TRUST Asset Trust  ADVISORY  Fund or in any single direct investment (other than a  ASSET TRUST Asset Trust  ADVISORY  Fund), either directly or indirectly through the use of derivative transactions, to [  ]% of the Funds' total assets measured at the time of investment, and the maximum amount of the Funds' assets which may be exposed to any particular derivative counterparty will be limited to [  ]% of the Fund's total assets measured at the time of investment.

Investment Objective and Policies
The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets
The Fund pursues its investment objective by strategically investing in secured corporate and real estate debt (including senior secured,  Share ranched  and second lien debt) and unsecured corporate and real estate debt (including senior unsecured and subordinated debt), as well as across   GROUP real estate debt funds and a diversified set of public real estate debt and real estate debt-related securities.  This approach enables the Adviser to allocate among public and  corporate debt securities and public and  real estate securities, and allows the Fund to invest across a diversified set of investment managers and strategies. The Adviser is responsible for allocating, re-allocating and monitoring the assets of the Fund among the quadrants and among the sub-advisers. The Fund anticipates allocating among the following asset categories or quadrants through the following sub-advisers:

Corporate

For Example:
•      “Sponsor-Backed”
•      “Non-Sponsor”
•      Syndicated

Real Estate

For Example
•       GROUP Debt Funds
•      Direct Originated
•      Syndicated

Public Corporate

For Example:

•      Leveraged Loans
•      US High Yield
•      Global High Yield

Public Real Estate

For Example:
•      CMBS
•      RMBS
•      Mortgage REITs
•      REIT Debt

Under normal circumstances, the Fund’s net assets plus borrowings for investment purposes will be invested primarily in Public Corporate Debt Investments and  Real Estate Debt Investments.  The Fund executes its investment strategy primarily by seeking to invest in a broad  ASSET TRUST Asset Trust  ADVISORY  of investments across the four quadrants described above –  Corporate Debt Investments,  Real Estate   Investments, Public Corporate Debt Investments and Public Real Estate Debt Investments.  The Adviser, utilizing a multi-manager approach, will engage a sub-adviser to manage or provide research for the four asset quadrants.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

In certain circumstances or market environments the Fund may reduce its investment in debt securities and hold a larger position in cash or cash equivalents.  The Fund may invest in debt securities of any duration, maturity, or credit quality, including high yield securities.  The Fund’s debt investments may take the form of corporate and real estate loans or corporate and real estate bonds, may be secured or unsecured and may, in some cases, be accompanied by warrants, options or other forms of equity participation.  The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser believes the borrower and the potential investment present an     for risk-adjusted income and returns.  The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s  ASSET TRUST Asset Trust  ADVISORY  may include fixed-rate investments that generate absolute returns as well as floating-rate investments that may provide protection in rising interest rate and inflationary environments.  The Fund may also invest in non-controlling interests in equity and Junior debt tranches of collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund defines “fixed-income and fixed-income related securities” to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; (ii) equity of investment funds, which may include (A) public investment funds managed by unaffiliated  GROUP asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) and (B)  investment funds managed by unaffiliated  GROUP asset managers that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics); and (iii) non-controlling interests in equity and Junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics)
The Fund defines “real estate debt and real estate debt-related securities” to include direct real estate loans, convertible or non-convertible preferred stock, limited partnership interests (or similar interests) and convertible or non-convertible secured or unsecured debt issued by: ,  GROUP real estate debt funds managed by  GROUP investment managers (“ Real Estate Debt Funds”); publicly traded real estate investment trust companys (“Public REITs”); publicly traded real estate operating companies (“Public REOCs”); ETFs, Index Funds, and other investment vehicles. A select number of  Real Estate Debt Funds in which the Fund may invest may charge a performance fee.  Shareholders will pay a pro rata share of asset-based and performance fees associated with the Fund’s underlying investments, including its  Real Estate Debt Funds, Public REITs, Public REOCs, ETFs, Index Funds, and other investment vehicles (together, the “Underlying Funds” and each, an “Underlying Fund”). The  ASSET TRUST Asset Trust  ADVISORY  managers of the Fund consider an issuer to be principally invested in real estate if 50% or more of its assets are attributable to ownership, construction, trust or sale of real estate.

V.
DISCUSSION

A.
Background

In its 1992 study entitled defending Investors: A Half Century of Investment Company Regulation (“Protecting Investors”), the Commission’s Division of Investment Trust recognized that the 1940 Act imposes a rigid classification system that dictates many important regulatory consequences.5 For example, the characterization of a trust company as “open-end” or “closed-end” has, historically, been crucial to the determination of the degree of liquidity the fund’s shareholders will have, and thus the liquidity required of the fund’s investments.
Historically, except as noted below, there has been no middle ground between the two extremes of the open-end and the closed-end forms. Open-end funds have offered complete liquidity to their shareholders and thus required a high degree of liquidity of the underlying investment  ASSET TRUST Asset Trust  ADVISORY , while closed-end funds have been subject to requirements that in fact restrict the liquidity they are permitted to offer their investors. Under this bipolar system of regulation, neither form has provided the best vehicle for offering  ASSET TRUST Asset Trust  ADVISORY s that have significant, but not complete, liquidity. In Protecting Investors, the staff of the Commission determined that, given the changes in the securities market since 1940 – in particular the emergence of semi-liquid investment     – it was appropriate to re-examine the
5
Securities and Exchange Commission Staff Report, Protecting Investors (May 1992), at 421. classification system and its regulatory requirements and that it would be appropriate to provide the     for investment companies to “chart new territory” between the two extremes of the open-end and the closed-end forms, consistent with investor protection.6

One exception to the open-end/closed-end dichotomy cited in Protecting Investors has been the so-called “prime rate fund.” Many of these funds, first introduced in 1988, invest in adjustable rate senior loans and provide shareholders liquidity through quarterly repurchases (“Closed-end Tender Offer Funds”).

Shortly after Protecting Investors was published, the Commission proposed Rule 23c-3 under the 1940 Act, which provided flexibility to increase shareholder liquidity through periodic tender offers under simplified procedures.7 Rule 23c-3 was adopted in April 1993.8 Prime rate funds were cited in both Protecting Investors and the Rule 23c-3 Proposing Release as the prototype for the closed-end interval fund concept.

Investing in our common stock involves risks, including the risk of leverage, and should be considered speculative. See “Risk Factors” beginning on page 15. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $20.00 per share, purchasers in this offering will experience immediate dilution in net asset value of approximately $...... per share. See “Dilution” for more information.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 1090 Post www.SAVYON ASSEThouston.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also SAVYON taint a website at www.sec.gov that contains such information.

It is proposed that this filing will become effective (check appropriate box)

[   ] when declared effective pursuant to section 8(c)

B. Multiple Classes of Shares – Exemptions from Sections 18(c) and 18(i) under the 1940 Act Applicants request exemptive relief to the extent that the proposed issuance and sale of multiple classes of Shares of the Fund may be deemed: (1) to result in the issuance of a “senior security” within the meaning of Section 18(g) of the 1940 Act and thus be prohibited by Section 18(c); and (2) to violate the equal voting provisions of Section 18(i) of the 1940 Act.

A registered closed-end investment company may have only one class of stock that is a senior security. In particular, Section 18(c) of the 1940 Act provides that:

[I]t shall be unlawful for any registered closed-end investment company . . . to issue or sell any senior security which is a stock if immediately thereafter such company will have outstanding more than one class of senior security which is a stock, except that (1) any such class of . . . stock may be issued in one or more series: provided, that no such series shall have a preference or priority over any other series upon the distribution of the assets of such registered closed-end company or in respect of the payment of interest or dividends . . .

Section 18(i) of the 1940 Act provides that:

Except as provided in subsection (a) of this section, or as otherwise required by law, every share of stock hereafter issued by a registered trust company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock; provided, that this subsection shall not apply . . . to shares issued in accordance with any rules, regulations, or orders which the Commission may make permitting such issue.

The multiple class system proposed herein (the “Multiple Class System”) may result in Shares of a class having “priority over [another] class as to . . . payment of dividends” and having unequal voting rights, because under the Multiple Class System (1) shareholders of different classes may pay different distribution fees, different shareholder services fees, and any other expenses (as described above in Section II.C.5) that should be properly allocated to a particular class, and (2) each class would be entitled to exclusive voting rights with respect to matters solely related to that class. Applicants state that the creation of multiple classes of shares of the Funds may thus be prohibited by Section 18(c) and may violate Section 18(i) of the 1940 Act.
Applicants believe that the implementation of the Multiple Class System will provide the Applicants with the flexibility to create new classes of Shares without having to create new funds. Applicants believe that current and future shareholders will benefit if new classes of Shares with different pricing structures are created providing investors with enhanced investment options. Under the Multiple Class System, an investor will be able to choose the method of purchasing Shares that the investor deems most beneficial, based on factors applicable to the investor, such as the amount of the purchase, the length of time the investor expects to hold the Shares, and other relevant factors. The proposed system would permit the Fund to facilitate the distribution of Shares and provide investors with a broader choice of shareholder options.
By contrast, if the Adviser and the Distributor were required to sponsor the organization of new, separate funds rather than new classes of Shares, the creation of the new, separate funds would involve increased costs and administrative burdens borne by shareholders, as compared to the creation of additional Share classes of the Fund.

Under the Multiple Class System, holders of each class of Shares may be relieved of a portion of the fixed costs normally associated with investing in investment companies because these costs potentially would be spread over a greater number of Shares than they would be if the classes were separate funds or  ASSET TRUST Asset Trust  ADVISORY s. As the Fund grows in volume of assets, it is expected that investors will derive benefits from economies of scale that might not be available at smaller volumes.
The Commission has long recognized that multiple class arrangements can be structured so that the concerns underlying the 1940 Act’s “senior security” provisions are satisfied. After having granted numerous exemptive orders (“multiple class exemptive orders”) to open-end trust investment companies permitting those funds to issue two or more classes of shares representing interests in the same  ASSET TRUST Asset Trust  ADVISORY , in 1995, the Commission adopted Rule 18f-3 under the 1940 Act, which now permits open-end funds to maintain or create multiple classes without seeking individual multiple class exemptive orders, as long as certain conditions are met.10

10
See Inv. Co. Act Rel. No. 20915 (February 23, 1995). As adopted, Rule 18f-3 under the 1940 Act creates an exemption for open-end funds that issue multiple classes of shares with varying arrangements for the distribution of securities and the provision of services to shareholders. In connection with the adoption of Rule 18f-3, the Commission also amended Rule 12b-1 under the 1940 Act to clarify that each class of shares must have separate 12b-1 plan provisions. Moreover, any action on the 12b-1 plan (i.e., director or shareholder approval) must take place separately for each class. The Commission has adopted amendments to Rule 18f-3 that expand and clarify the methods by which a multiple class fund may allocate income, gains and losses, and expenses, and that clarify the shareholder voting provisions of the rule.

Applicants believe that the proposed Multiple Class System does not raise the concerns underlying Section 18 of the 1940 Act to any greater degree than open-end investment companies’ multiple class structures. The Multiple Class System does not relate to borrowings and will not adversely affect the Fund’s assets. In addition, the proposed system will not increase the speculative character of the Fund’s Shares. Applicants also believe that the proposed   of expenses relating to distribution and voting rights is equitable and will not discriminate against any group or class of shareholders.

Applicants believe that the rationale for and the conditions contained in Rule 18f-3 are as applicable to a closed-end investment company seeking to offer multiple classes of shares with varying distribution and service arrangements in a single  ASSET TRUST Asset Trust  ADVISORY  as they are to open-end investment companies. The Fund will comply with the provisions of Rule 18f-3 as if it were an open-end investment company including, among others, the rule’s provisions relating to differences in expenses, special  s of other expenses, voting rights, conversions and disclosure. In fact, the Fund will in many ways resemble an open-end investment company in its manner of operation and in the distribution of Shares, except for differences related to Repurchases.
In particular, the Fund proposes to offer Shares continuously at net asset value. It is anticipated that differences among classes will, as detailed above, relate largely to differences in placement/distribution and service arrangements. Applicants note that open-end and closed-end funds are subject to different technical provisions governing the issuance of senior securities. However, those technical differences do not appear relevant here. While closed-end funds may not issue multiple classes of shares without exemptive relief, the Commission has granted specific exemptive relief to numerous similarly-situated closed-end funds.11 Provisions

Applicants also request an order pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, to the extent necessary to permit the Fund to impose asset-based service and/or distribution fees (in a manner similar to Rule 12b-1 fees for an open-end investment company). Section 12(b) of the 1940 Act and Rule 12b-1 thereunder do not apply to closed-end investment companies. Accordingly, no provisions of the 1940 Act or the rules thereunder explicitly limit the ability of a closed-end fund to impose an asset-based service and/or distribution fee.17
Section 17(d) of the 1940 Act prohibits an affiliated person of a registered investment company or an affiliated person of such a person, acting as principal, from participating in or effecting any transaction in which such registered company is a joint or a joint and several participant, in contravention of Commission regulations. Rule 17d-1 provides that no joint transaction covered by the rule may be consummated unless the Commission issues an order upon application permitting the transaction.

In reviewing applications pursuant to Section 17(d) and Rule 17d-1, the Commission considers whether an investment company’s participation in a joint enterprise or joint arrangement is consistent with the provisions, policies, and purposes of the 1940 Act, and the extent to which the participation is on a basis different from or less advantageous than that of other participants. Section 17(d) of the 1940 Act is intended to prevent or limit abuses arising from conflicts of interest; however, Section 17(d) itself does not prohibit any specific activities, but instead authorizes the Commission to approve rules to limit or prevent an investment company from being a joint participant on a different or less advantageous basis than other participants. Under Rule 17d-1, it is unlawful for an affiliated person of a registered investment company, acting as principal, to participate in or effect any transaction in connection with a joint enterprise or other joint arrangement in which the investment company is a participant, without prior Commission approval. The protections provided for in Section 17(d) essentially allow the Commission to set standards for all transactions concerning an investment company and an affiliate which could be construed as self-dealing or overreaching by the affiliate to the detriment of the investment company.

Subject to Completion

Preliminary SAVYON us dated      JUNE              ,  2017
PRELIMINARY SAVYON US

In the Matter of:
SAVYON  Group  Inc
SAVYON ASSET  TRUST Asset Trust  ADVISORY  , LLC

PROSPECTUS SUMMARY

        This is only a summary of certain information contained in this prospectus relating to  SAVYON   /    Tactical Credit Fund. This summary may not contain all of the information that you should consider before investing in our common shares of beneficial interest, par value $0.001 per share ("Common Shares"). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund

 SAVYON   /    Tactical Credit Fund is a Aventura legally organized,  diversified, closed-end  SAVYON  ADVISORY  investment company. Throughout the prospectus, we refer to  SAVYON   /    Tactical Credit Fund simply as the "Fund," "we," "us" or "our."
The Offering

The Fund is offering Common Shares at $20.00 per share through a group of  board directors  (the " board directors ") led by                    . You must purchase at least 100 Common Shares ($2,000) in order to participate in this offering. The Fund has given the  board directors  an option to purchase up to additional Common Shares solely to cover overallotments.   /  SAVYON   Debt Funds  SAVYON  ADVISORY  LLC (the "Adviser") has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load) in excess of $0.04 per share. See "Underwriting."
Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:
•
a flexible portfolio of corporate fixed income instruments that seeks to adapt to market conditions by focusing investment on one or more of first- and second-lien secured loans ("Secured Loans"), high yield bonds and/or other corporate fixed income instruments;
•
the potential for attractive monthly income and capital preservation;

•
professional selection and active  SAVYON  ADVISORY  by the Adviser.
Investment Objectives

The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental and may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding Common Shares or preferred shares ("Preferred Shares"), if any.

Investment Strategies

The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including Secured Loans and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. "Managed Assets" means the Fund's net assets plus any borrowing for investment purposes, including effective leverage and traditional leverage.
Fixed Income Instruments.    Under normal market conditions, the Adviser expects the Fund's investments in fixed income instruments to consist predominantly of Secured Loans and/or high yield bonds, however, the Fund's investments in fixed income instruments may also include, to a limited extent, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments.

High Yield Instruments.    Substantially all of the Fund's assets may be invested in fixed income instruments that are of below investment grade quality. Below investment grade quality instruments are those that, at the time of investment, are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Corporation Ratings Group ("S&P") or Fitch Ratings, Inc. ("Fitch"), or if unrated, are determined by the Adviser to be of comparable quality. Instruments of below investment grade quality, commonly referred to as "junk" or "high yield" instruments, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.
Secured Loans.    The Fund may invest in assignments or participations of Secured Loans made to U.S. and, to a limited extent, non-U.S. corporations, hips and other business entities ("Borrowers") which operate in various industries and geographical regions. Secured Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Inter  Offered Rate, plus a premium. Secured Loans typically have the highest position in a borrower's capital structure and are typically secured by collateral. Most Secured Loans are floating rate instruments.

Derivatives.    Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage. The Fund's principal investments in derivative instruments will include investments in total return swaps, credit default swaps, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund's investments in derivatives will be included under the 80% asset policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instrument.
In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying assets. The Fund bears the risk of default on the underlying assets based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. As a seller (or long position) of credit default swaps, the Fund is entitled to receive a stream of periodic payments from the buyer of the swap, but if a credit event occurs in connection with the reference security, group of securities or index, then the Fund will have to pay the full notional value of the reference obligation or  ly, a cash payment representing the difference between the expected recovery rate and the full notional value.
The Fund may also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, the Fund may purchase or sell exchange traded U.S. Treasury futures to alter the Fund's overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund may purchase "call" and "put" options and options on futures contracts for hedging or investment purposes and may engage in interest rate swaps to minimize the Fund's exposure to interest rate movements.

 Foreign Instruments.    Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign instruments may be U.S. currency denominated or foreign currency denominated.

Stressed or Distressed Instruments.    As part of its investments in fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such securities are subject to very high credit risk. The Fund may not invest in issuers which are in default at the time of purchase.
Structured Products.    The Fund may invest up to 10% of its Managed Assets in structured products, consisting of collateralized loan obligations ("CLOs") and credit-linked notes.
Other Investment Companies.    The Fund may invest in other investment companies, including exchange traded funds (ETFs), as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act").
Illiquid and Restricted Securities.    The Fund may invest up to 20% of its Managed Assets in securities or other instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to registered investment companies, i.e.,  securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitations set forth above.

For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."
Leverage

The Fund anticipates incurring leverage as part of its investment strategy. The Fund may incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, "effective leverage"). The Fund initially expects to incur leverage through securities lending arrangements and/or total return swap arrangements. The Fund's use of these forms of effective leverage will not exceed 25% of Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the Investment Company Act such effective leverage will be considered leverage for the Fund's leverage limits. Although the Fund has no current intention to do so, it reserves the flexibility to issue Preferred Shares, debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio (collectively, "traditional leverage"). The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage," "Risks—Leverage Risk" and "Description of Shares." As used in this prospectus, the term "net assets" means total assets of the Fund minus liabilities (including accrued expenses or dividends).

Leverage creates risk for the Fund's common shareholders, including the likelihood of greater volatility in the net asset value ("NAV") and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or may result in fluctuations in the dividends paid on the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage" and "Risks—Leverage Risk."
Investment Adviser

  /  SAVYON   Debt Funds  SAVYON  ADVISORY  LLC will be the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of   Capital   (collectively with its affiliates, " "), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund.   is the credit platform of The  SAVYON   Group . (collectively with its affiliates, " SAVYON  ").  SAVYON   is a leading   manager     of private capital and provider of financial ADVISORY services. It is one of the largest independent    manager    s  of private capital in the world, with total assets under  SAVYON  ADVISORY  of approximately $….. billion as of December 31, 2018.

As of  December 31, 2018,  's asset  SAVYON  ADVISORY  operation had aggregate assets under  SAVYON  ADVISORY  of approximately $…. billion across multiple strategies within the leveraged finance marketplace, including high yield bonds, Secured Loans, distressed and mezzanine debt, private equity and hedge funds.
The Adviser will receive a monthly fee at the annual rate of      % of the average daily value of the Fund's net assets.
Administrator
 AS Fund Services, Inc. ("AS"), located at  3340 NE 190 Street   , Suite  402,  Aventura,  Florida  33180, serves as administrator to the Fund. Under the administration agreement, AS is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.
AS is entitled to receive a monthly fee at the annual rate of      % of the average daily value of the Fund's net assets, subject to a minimum annual fee of $          , plus out-of-pocket expenses. See " SAVYON  ADVISORY  of the Fund—Administrator."
Distributions

Commencing with the Fund's initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial monthly distribution on the Fund's Common Shares within 45 to 60 days after completion of this offering and to pay that initial monthly distribution approximately 60 to 90 days after completion of this offering. The Fund will distribute to common shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees and dividends, if any, owed with respect to any outstanding forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Leverage."

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and Managed Assets and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value and Managed Assets. See "Distributions."
Cash distributions to holders of our Common Shares may be reinvested under our Dividend Reinvestment Plan ("DRIP") in additional whole and fractional shares if you or your representative elects ("opt-in") to enroll in the DRIP. See "Distributions" and "Dividend Reinvestment Plan."
 Listing
 The Fund intends to apply to list its Common Shares on the  NASDAQ Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "    ", subject to notice of issuance. See "Description of Shares—Common Shares."
Custodian and Transfer Agent
                    will serve as the Fund's custodian.                    will serve as Fund's transfer agent. See "Custodian and Transfer Agent."
Market Price of Shares

Common shares of closed-end  SAVYON  ADVISORY  investment companies frequently trade at a discount from their NAV. Common shares of closed-end  SAVYON  ADVISORY  investment companies like the Fund have traded at prices higher than their NAV during some periods, and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV. The Fund's NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. See "Use of Proceeds." In addition to NAV, the market price of the Fund's Common Shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand. See "Risks," "Description of Shares—Common Shares" and "Repurchase of Common Shares." The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.
Risks

No Operating History.    The Fund is a Legally organized,  diversified, closed-end  SAVYON  ADVISORY  investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and two other closed-end funds. The Fund's Common Shares have no history of public trading. See "Risks—No Operating History."

Market Discount Risk.    Common shares of closed-end  SAVYON  ADVISORY  investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering.
The Fund's Common Shares may trade at a price that is less than the initial offering price. See "Risks—Market Discount Risk."
Investment and Market Risk.    An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's Common Shares represents an indirect investment in the portfolio of fixed income instruments and other securities and derivative instruments owned by the Fund, and the value of these instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks. See "Risks—Investment and Market Risk" and "Risks—Leverage Risk."

Below Investment Grade Instruments Risk.    The Fund anticipates that it may invest substantially all of its assets in fixed income instruments that are of below investment grade quality. Below investment grade instruments are commonly referred to as "junk" or high-yield instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.
Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments and may have wide spreads between the bid and asked prices. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.

 Because of the greater number of investment considerations involved in investing in high yield instruments the ability of the Fund to meet its objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio  SAVYON  ADVISORY , diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. Also, the Fund is a  diversified investment company and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. See "The Fund's Investments—Portfolio Composition—Below Investment Grade Instruments", "Risks—Non-Diversification Risk" and "Risks—Below Investment Grade Instruments Risk."

Secured Loans Risk.    As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Secured Loans. Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Secured Loans the Fund will invest in are usually rated below investment grade or may also be unrated. As a result, the risks associated with Secured Loans are similar to the risks of below investment grade instruments, although Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. See "Risks—Below Investment Grade Instruments Risk." Nevertheless, if a Borrower under a Secured Loan defaults, becomes insolvent or goes into  ruptcy, the Fund may recover only a fraction of what is owed on the Secured Loan or nothing at all. Secured Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and  SAVYON  ADVISORY  risk.
In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Secured Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Secured Loans, the availability of Secured Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Secured Loan may be adversely affected The Fund may acquire Secured Loans through assignments or participations. The Fund will typically acquire Secured Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Secured Loan and with regard to any associated collateral. The Fund may, but will not typically, invest in a Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include  s, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Secured Loan through a participation. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. See "Risks—Loans Risk."

Credit Risk.    Credit risk is the risk that one or more debt instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions and the Fund's investments will often be subordinate to other debt in the issuer's capital structure. Because the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. See "Risks—Credit Risk."
Leverage Risk.    The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the holders of the Common Shares. The Fund's total leverage, either through traditional leverage or effective leverage will not exceed 40% of the Fund's Managed Assets. See "Leverage."

The Fund's use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

•
the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;
•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares;
•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and
•
leverage may increase expenses, which may reduce total return.The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

Derivatives Risk.    Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may enter into derivatives for investment, hedging or leverage purposes. The Fund's derivative investments have risks, including:
Counterparty Risk.    If a counterparty becomes  rupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a  ruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Leverage Risk.    The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. See "Risks—Leverage Risk."
 Illiquidity Risk.    Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth. See "Risks—Liquidity Risk."

Correlation Risk.    Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.
Derivative instruments are also subject to the risk of the loss of principal. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. In addition, there may be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.
Congress has recently enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring  s to move some  derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking   or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

 The SEC has also indicated that it may adopt Aventura policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. See "Risks—Leverage Risk."

Swap Risk.    The Fund may invest in credit default swaps and total return swaps. Such transactions are subject to market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. See "Risks—Derivatives Risk." To the extent credit default swaps are used, the Fund will generally sell protection and the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. If, however, the Fund buys protection under a credit default swap, the risk of loss is the contractual obligation to make a stream of payments to the swap counterparty. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The swap market has grown substantially in recent years with a large number of  s and investment  ing firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. See "Risks—Swap Risk."
Liquidity Risk.    The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.
Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period. See "Risks—Liquidity Risk."
Lender Liability Risk.    A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings. See "Risks—Lender Liability Risk."
Other Investment Company Risk.    The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment  SAVYON  ADVISORY  fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund's investment in such investment companies to be subject to greater volatility.
 Potential Conflicts of Interest Risk.    The Adviser will be subject to certain conflicts of interest in its  SAVYON  ADVISORY  of the Fund. These conflicts will arise primarily from the involvement of the Adviser,  ,  SAVYON   and their affiliates in other activities that may conflict with those of the Fund. The Adviser,  ,  SAVYON   and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser,  ,  SAVYON   and their affiliates may engage in activities where the interests of certain divisions of the Adviser,  ,  SAVYON   and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser,  ,  SAVYON   and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.
In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses,   and its affiliates have implemented certain policies and procedures (e.g., information walls). For example,   and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are  's and its affiliates' ADVISORY clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity may otherwise be unavailable to the Fund.

Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by   has or has considered making an investment or which is otherwise an ADVISORY client of   and its affiliates may restrict or otherwise limit the ability of the Fund to make investments in such companies.
As part of its regular business,  SAVYON   provides a broad range of investment  ing, ADVISORY, and other services. In the regular course of its investment  ing and ADVISORY businesses,  SAVYON   represents potential purchasers, sellers and other involved parties, including corporations, financial buyers,  SAVYON  ADVISORY , shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there may be certain investments that the Adviser will decline or be unable to make. In addition, employees of  SAVYON   or its affiliates may possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment ADVISORY agreement between the Fund and the Adviser. Those employees of  SAVYON   or its affiliates will not be obligated to share any such information with the Adviser and may be prohibited by law or contract from doing so.
The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material, so as to preclude the Fund from participating in an investment. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.
 SAVYON   and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the  ruptcy Code or prior to such filings. From time to time,  SAVYON   and its affiliates may serve as advisor to creditor or equity committees. This involvement, for which  SAVYON   and its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which an issuer of fixed income instruments held by the Fund is a client or a potential client of the restructuring and reorganization ADVISORY practice, the Adviser may dispose of such instruments or take such other actions reasonably necessary to the extent permitted under the Investment Company Act of 1940, as amended (the "Investment Company Act") in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization ADVISORY practice. Further, there may also be instances in which the work of  SAVYON  's and its affiliates' restructuring and reorganization ADVISORY practice prevents the Adviser from purchasing securities on behalf of the Fund. See "Risks—Potential Conflicts of Interest Risk."
Limitations on Transactions with Affiliates Risk.    The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund or investment company managed by  SAVYON  ,   or any of their respective affiliates. However, the Fund may, under certain circumstances, purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. See "Risks—Limitations on Transactions with Affiliates Risk."

Dependence on Key Personnel Risk.    The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. See "Risks—Dependence on Key Personnel Risk."
Inflation/Deflation Risk.    Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. See "Risks—Inflation/Deflation Risk."
Foreign Instruments Risk.    The Fund may invest up to 20% of its Managed Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign corporate or government issuers. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies or in the U.S. government.

Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in foreign securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.
Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central  s. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.
The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because foreign securities may trade on days when the Fund's Common Shares are not priced, NAV can change at times when Common Shares cannot be sold. The Fund has no current intention to invest in instruments the issuers of which are from emerging market countries. See "Risks—Foreign Instruments Risk."
Foreign Currency Risk.    Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. See "Risks—Foreign Currency Risk."

Stressed and Distressed Instruments Risk.    As part of its investments in fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by
Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. See "Risks—Stressed and Distressed Instruments Risk."
Structured Products Risk.    The Fund may invest up to 10% of its Managed Assets in structured products, consisting of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.
Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. See "The Fund's Investments—Portfolio Composition" and "Risks—Structured Products Risk."
Reverse Repurchase Agreements Risk.    The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for  ruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.
Income Risk.    The income the holders of Common Shares receive from the Fund is based primarily on the interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates to the Fund's common shareholders' income distributions from the Fund could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase. This will be magnified when the Fund is utilizing leverage. See "Risks—Income Risk."

Investments in Equity Securities or Warrants Incidental to Investments in Fixed Income Instruments.    From time to time the Fund also may invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same issuer. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund frequently may possess material non-public information about a Borrower or issuer as a result of its ownership of a fixed income instrument. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of an issuer when it would otherwise be advantageous to do so. See "Risks—Investments in Equity Securities or Warrants Incidental to Investments in Fixed Income Instruments."
U.S. Government Debt Securities Risk.    U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan  Fannie Mae and Freddie Mac. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments issued by Federal Home Loan  s and Fannie Mae may ultimately lose value. See "Risks—U.S. Government Debt Securities Risk."

Commodity Pool Risk.    The Fund's use of derivatives that are subject to regulation by the Commodities Futures Trading Commission ("CFTC") and National Futures Association ("NFA") could cause the Fund to be deemed a commodity pool or the Adviser to be a commodity pool operator, which would require the Fund and the Adviser to comply with certain rules that could result in additional costs to the Fund. Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with futures transactions.
On July  13,  2017, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisers (the "CPO—CTA Rulemaking"). As part of the CPO—CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the "CEA") to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund. These amendments limit the ability of the Fund to use futures, options and swaps without the Fund and the Adviser being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Adviser (who would have to register as a commodity pool operator) and the Fund. These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings. The ultimate effect these amendments may have on the Adviser and the Fund is thus uncertain; however, it is possible that they may adversely affect the Fund's ability to manage its portfolio and may impair the Fund's ability to achieve its investment objective.
Recent Developments.    The U.S. credit markets have recently been experiencing extreme volatility and market disruption. Although the market is not currently experiencing disruption, extreme volatility or market disruption may occur in the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain issuers may, due to macroeconomic conditions, be unable to repay the obligations under their fixed income securities during this period. An issuer's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the security and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the issuer's ability to meet its obligations under its debt securities. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate Aventura terms with a defaulting issuer. The recent market instability could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund's assets.
These developments may increase the volatility of the value of fixed income instruments and other investments owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its investments or to sell them on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of Common Shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Shares. See "Risks—Recent Developments."

Market Disruption and Geopolitical Risk.    The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and loan and securities markets. See "Risks—Market Disruption and Geopolitical Risk."
Portfolio Turnover Risk.    The Fund's annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. If the Adviser determines that it is in the Fund's best interests to shift the focus of its investments from one type of fixed income security to another, the Fund's portfolio turnover rate during such a shift may be very high. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. See "The Fund's Investments—Investment Policies—Portfolio Turnover," "Risks—Portfolio Turnover Risk" and "Tax Matters."

Government Intervention in the Financial Markets.    The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, the European Central   and other foreign government and supranational finance authorities have taken unprecedented actions to regulate or manipulate international financial markets. These governments, agencies and/or organizations may take additional actions that affect the regulation of the securities or derivatives in which the Fund invests, or the issuers of such securities or derivatives, in ways that are unforeseeable. Issuers of fixed income instruments held by the Fund may seek protection under the  ruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so. See "Risks—Government Intervention in the Financial Markets."
Non-Diversification Risk.    The Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund's total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities. See "The Fund's Investments," "Risks—Non-Diversification Risk" and "Tax Matters."

Anti-Takeover Provisions.    The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See "Risks—Anti-Takeover Provisions" and "Certain Provisions in the Agreement and Declaration of Trust."

SUMMARY OF FUND EXPENSES

        The purpose of the following table and the example below is to he you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Fund's annual operations and assume that the Fund issues approximately                Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. The table also assumes the use of leverage in an amount equal to 25% of Managed Assets (after its use), and shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of common share offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of common share offering price)	0.20	%(1)(2)
Dividend reinvestment plan fees	None	(3)

Annual Expenses	Percentage of Net Assets Attributable to Common Shares(4)
ADVISORY fees		%
Other expenses		%
Costs of leverage		%(5)
Total annual expenses	$

Example
        As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Fund's Common Shares (including a sales load of $45.00, estimated offering expenses of $2.00) and, assuming (i) the Fund issues            Common Shares in this offering, (ii) total annual expenses of        % of net assets attributable to the Fund's Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value(6):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

(1)

The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load) in excess of $0.04 per share. Assuming an offering of Common Shares, the total offering costs are estimated to be $ which would be borne by the Fund.

(2)

The Adviser (and not the Fund) may pay certain qualifying  board directors , a structuring fee, additional compensation or a sales incentive fee in connection with the offering. See "Underwriting."

(3)

You will be charged a brokerage commission if you direct the DRIP administrator to sell your Common Shares held in a dividend reinvestment account.

(4)

For the purposes of this table we have assumed that the Fund has utilized leverage equal to 25% of Managed Assets. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the holders of the Common Shares.

(5)

Represents anticipated interest costs associated with the Fund's issuance of effective leverage, as well as other costs associated with the Fund's use of effective leverage. The Fund's actual interest and other costs associated with effective leverage may differ from the estimates above.

(6)

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

        The Fund is a Legally organized,  diversified, closed-end  SAVYON  ADVISORY  investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on March 28,  2017 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund has no operating history. The Fund's principal office is located at  3340 NE 190 Street     , , Aventura, Florida 33180, and its telephone number is (786)  201- 0137.

USE OF PROCEEDS

        The net proceeds of this offering of Common Shares will be approximately $             ($            if the  board directors  exercise the overallotment option in full) after payment of organizational costs and offering expenses. The Fund will pay all of its offering expenses up to $0.04 per common share and the Adviser has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load) in excess of $0.04 per share. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in investments that meet the Fund's investment objectives and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments. See "The Fund's Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period."

THE FUND'S INVESTMENTS

Investment Objectives
        The Fund's primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Investment Strategies
        The Fund will seek to achieve its investment objectives by investing in fixed income instruments, including Secured Loans and corporate bonds. Under normal market conditions, at least 80% of the Fund's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. "Managed Assets" means the Fund's net assets plus any borrowing for investment purposes, including effective leverage and traditional leverage.
        Under normal market conditions, the Adviser expects the Fund's investments in fixed income instruments to consist predominantly of Secured Loans and/or high yield bonds, however, the Fund's investments in fixed income instruments may also include debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans and other similar types of debt instruments, as well as and derivatives related to or referencing these types of securities and instruments. Although not part of the Fund's investments in fixed income corporate credit investments, the Fund may also invest in fixed income instruments of governments.
        If the Adviser believes that market conditions are favorable for a particular type of fixed income instrument, such as Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans. Similarly, if the Adviser believes that market conditions are favorable for high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds.

        Substantially all of the Fund's assets may be invested in fixed income instruments that are of below investment grade quality, or high yield. High yield fixed income instruments (commonly referred to as "junk bonds") are securities rated Ba1 or lower by Moody's, BB+ or lower by S&P or Fitch or comparable unrated securities and are considered to have speculative elements and a greater vulnerability to default than higher rated securities. Below investment grade instruments and comparable unrated instruments involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. Instruments rated in the lower rating categories (Caa1 or lower by Moody's, CCC+ or lower by S&P or Fitch or comparable unrated securities) are subject to high credit risk. The descriptions of the investment rating categories by Moody's, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.
        As part of its investments in fixed income instruments, the Fund may invest in assignments or participations of Secured Loans made to Borrowers which operate in various industries and geographical regions. Secured Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Inter  Offered Rate, plus a premium. Secured Loans typically have the highest position in a borrower's capital structure and are typically secured by collateral. Most Secured Loans are floating rate instruments.
        Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage. The Fund's principal investments in derivative instruments will include investments in total return swaps, credit default swaps, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. The Fund's investments in derivatives will be included under the 80% asset policy noted above so long as the underlying asset of such derivatives is one or more corporate fixed income instrument.
        Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign instruments may be U.S. currency denominated or foreign currency denominated.
        As part of its investments in fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such securities are subject to very high credit risk. The Fund may not invest in issuers which are in default at the time of purchase.
        The Fund may invest up to 10% of its Managed Assets in structured products, consisting of CLOs and credit-linked notes.
        The Fund may invest in other investment companies, including exchange traded funds (ETFs), as permitted by the Investment Company Act.
        The Fund may invest up to 20% of its Managed Assets in securities or other instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitations set forth above.
        During temporary defensive periods or in order to keep the Fund's cash fully invested, including during the period when the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a   or a savings and loan association; commercial paper;  ers' acceptances;   time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these   strategies. There can be no assurance that such strategies will be successful. See "The Fund's Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period; Dissolution" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.
        The Fund may utilize leverage (including effective leverage and traditional leverage) in an aggregate amount of up to 40% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act.
        If the rate of return, after the payment of applicable expenses of the Fund, on the securities purchased by the Fund is greater than the fees or interest paid by the Fund on its leverage arrangements, the excess income may be used to pay higher dividends to holders of Common Shares. However, the Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares.
        When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares will be more volatile. See "Leverage" and "Risks—Leverage Risk."

Investment Philosophy
        When identifying prospective investment opportunities in fixed income securities, the Adviser currently intends to rely on fundamental credit analysis in order to minimize the loss of the Fund's capital. The Adviser expects to invest in fixed income securities of companies possessing the following attributes, which it believes will he generate higher risk adjusted total returns:

•

Leading, defensible market positions.  The Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•
Investing in stable companies with positive cash flow.  The Adviser intends to invest in established, stable companies which have demonstrated a record of profitability and cash flows over several economic cycles. The Adviser believes such companies are well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser does not intend to invest in start-up companies, companies in turnaround situations or companies with speculative business plans.
•

Proven  SAVYON  ADVISORY  teams.  The Adviser intends to focus on investments in which the target company has an experienced  SAVYON  ADVISORY  team with an established track record of success. The Adviser will typically require companies to have in place proper incentives to align  SAVYON  ADVISORY 's goals with the Fund's goals.

•

Private equity sponsorship.  Often the Adviser will seek to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor's willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.

•
Diversification.  The Adviser will seek to invest broadly among companies and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund's portfolio. However, the Fund is a  diversified investment company and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. See "Risks—Non-Diversification Risk."

Portfolio Composition
        The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.
Bonds
        Under normal market conditions, the Fund will invest 80% of its Managed Assets in corporate fixed income instruments, including debt securities, or bonds. The Fund may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities, governments and municipalities and other issuers. The Adviser expects most of the bonds the Fund will invest in will be high yield corporate bonds. Bonds are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Holders of bonds as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer's capital structure.

        Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate, floating rate, among other things. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. Many of the bonds the Fund invests in may be fixed-rate, however, the Fund may also invest in floating rate bonds. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed income instruments usually yield more than government or agency bonds due to the presence of credit risk.
Secured Loans
        Under normal market conditions, the Fund will invest 80% of its Managed Assets in corporate fixed income instruments, including Secured Loans. Secured Loans hold the most senior position in the capital structure of the borrower, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by other secured creditors, unsecured creditors, subordinated debt holders and stockholders of the Borrower. Secured Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Secured Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Secured Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S.  s and the certificate of deposit rate or other base lending rates used by commercial lenders. LIBOR fluctuates and when LIBOR is at lower levels, total yield on a Secured Loan will usually be lower, and when LIBOR is at higher levels, total yield on a Secured Loan will usually be higher. However, many of the Secured Loans that the Fund will invest in will have LIBOR  Suite 402s, whereby the borrower contractually agrees that the amount used for LIBOR in calculating the yield on the Secured Loan will not be less than an agreed upon amount. Investments with LIBOR  Suite 402s are still considered floating rate investments. See "Statement of Additional Information—Portfolio Contents—Secured Loans."
        Secured Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Secured Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of  ruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Secured Loan. The collateral securing a Secured Loan may lose all or substantially all of its value in the event of the  ruptcy or insolvency of a Borrower. Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Secured Loans including, in certain circumstances, invalidating such Secured Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.
        Secured Loans may not be rated by a rating agency. The amount of public information available with respect to Secured Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Secured Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Secured Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.
        Secured Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Secured Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or  registered under the Exchange Act of 1934, as amended (the "Exchange Act"). No active trading market may exist for some Secured Loans, and some Secured Loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. See "Risks—Liquidity Risk" and "Risks—Loans Risk."

        The floating or variable rate feature of Secured Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects that to the extent the Fund acquires interests in floating rate Secured Loans this may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Secured Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Secured Loans and other debt obligations, impairing the Fund's net asset value.
        The Fund may purchase and retain in its portfolio Secured Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from  ruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Secured Loan either outside of  ruptcy court or in the context of  ruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Secured Loan.
        The Fund may use an independent pricing service or prices provided by dealers to value Secured Loans and other credit securities at their market value. The Fund will use the fair value method to value Secured Loans or other instruments if market quotations for them are not readily available or are deemed unreliable if market quotations for them are not readily available or are deemed unreliable. An instrument that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.
        Direct Assignments.    The Fund may purchase Secured Loans on a direct assignment basis. If the Fund purchases a Secured Loans on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Secured Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such Secured Loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
        Loan Participations.    The Fund may also purchase, without limitation, participations in Secured Loans, but does not plan to do so in the normal course. The participation by the Fund in a lender's portion of a Secured Loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of  principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower.
Below Investment Grade Instruments
        Substantially all of the Fund's assets may be invested in fixed income instruments that are of below investment grade quality, or high yield. Below investment grade instruments are regarded as having predominantly speculative characteristics and, while such obligations may not necessarily always have near-term vulnerability to default, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. In addition, lower quality debt securities tend to be more sensitive to general economic conditions.
        Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value.
        The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.
        Although the Adviser considers credit ratings in selecting investments for the Fund, the Adviser bases its investment decision for a particular instrument primarily on its own credit analysis and not on its credit rating. The Adviser will consider, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its  SAVYON  ADVISORY , its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

        Because of the greater number of investment considerations involved in investing in high yield instruments the ability of the Fund's strategy to meet its objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the Fund invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio  SAVYON  ADVISORY , diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.
Stressed and Distressed Instruments
        As part of its investments in fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk.
        The Fund may not invest in issuers who are in default at the time of purchase, but may end up holding such an instrument as a result of the default by an issuer of an existing fixed income instrument. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or  ruptcy proceedings, during which the issuer might not make any interest or other payments.
Foreign Instruments
        Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in fixed income instruments issued by foreign corporate or government issuers. Such foreign securities may be U.S. currency denominated or foreign currency denominated. Some foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. The Fund has no current intention to invest in instruments the issuers or Borrowers of which are from emerging market countries.
        Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in foreign securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because foreign securities may trade on days when the Fund's Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.
        Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central  s. This debt includes the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, the recent sovereign debt crises in Greece and other nations in Europe present risks to the Fund's investments in government debt and may have a negative impact on securities markets as a whole.
        Certain of the Fund's investment in foreign fixed income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates.
        Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See "Risks—Foreign Currency Risk."

Illiquid and Restricted Securities

        The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board of Trustees, the Valuation Committee of the Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities.
        The Fund may invest without limit in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.
Other Investment Companies
        The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds (ETFs), to the extent that such investments are consistent with the Fund's investment objective, strategies and policies and permissible under the Investment Company Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's  SAVYON  ADVISORY  fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.
Equity Securities
        From time to time the Fund also may invest in or hold common stock and other equity securities incident to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise when the issuer defaults or enters reorganization proceedings and such Borrower or issuer offers and the Fund agrees to accept equity securities of the issuer in lieu of cash repayment of the principal and any outstanding interest on the fixed income security. Investments in equity securities incidental to investments in fixed income instruments entail certain risks in addition to those associated with investments in fixed income securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. In addition, the Fund frequently may possess material non-public information about an issuer as a result of its ownership of a loan or fixed income security of an issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the issuer when it would otherwise be advantageous to do so.
Temporary Strategies; Invest-Up Period
        During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that economic or market conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily depart from its investment strategy. During these periods, the Fund may deviate from its investment strategy and invest all or any portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a   or a savings and loan association; commercial paper;  ers' acceptances;   time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these   strategies. There can be no assurance that such strategies will be successful.
        Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as  s or   holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

        Certificates of Deposit.    Certificates of deposit are certificates that are issued against funds deposited in a commercial   for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
        Fixed Time Deposits.    Fixed time deposits are   obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian   in an interest-bearing account for temporary purposes.
Acceptances.     acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a  meaning, in effect, that the   unconditionally agrees to pay the face value of the instrument on maturity.
Other Investment Techniques
Derivatives
        Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may use derivatives for investment or hedging purposes or as a form of effective leverage through the use of total return swaps or credit default swaps (either on individual securities or groups or indices of securities).
        Total Return Swaps.    The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of underlying debt securities. If the underlying assets are fixed income instruments, the total return swap will be treated as a fixed income corporate credit investment for purposes of the Fund's investment strategy to invest at least 80% in such investments. If the other party to a total return swap defaults, the Fund's risk of loss consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The Fund may use total return swaps for financing or investment purposes.
        Credit Default Swaps.    The Fund may enter into credit default swaps. A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to sell protection under the swap and or be "long" on a third party's credit risk and the other party (the "buyer") to purchase protection under the swap and be "short" on the credit risk. Typically, the buyer agrees to make regular fixed payments to the seller with the same frequency as the underlying reference instrument. In exchange, the buyer typically has the right upon a credit event on the underlying instrument to deliver the instrument to the seller in exchange for the instrument's par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes are preferable to actually purchasing the security. The Fund may be a party to credit default swaps referencing a single security, a group of securities or an index. If the underlying assets are corporate fixed income instruments (including groups or indexes of such instruments), the credit default swap will be treated as a fixed income corporate credit investment for purposes of the Fund's investment strategy to invest at least 80% in such investments. The Fund currently intends to invest primarily in credit default swaps as a seller. As a seller of credit default swaps, the Fund is able to express a positive credit view on a particular instrument without actually purchasing the asset. The Fund would be entitled to receive steady payments from the buyer of the swap but would be obligated to pay the notional value of the swap upon the occurrence of any credit event. The Fund may use credit default swaps for financing or investment purposes, and as the seller of credit default swaps, would incur effective leverage.
        Interest Rate Transactions.    The Fund may use interest rate swaps for hedging purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.
        The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

        Foreign Currency Transactions.    The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
        Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the inter  market conducted directly between currency traders (usually large commercial  s) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.
        Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.
        It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
 Securities Lending
        The Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit,  ers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any interest or dividends received on the securities lent.
Structured Products
        The Fund may invest up to 10% of its Managed Assets in structured products.
        Collateralized Loan Obligations.    A CLO is a financing company (generally called a Special Purpose Vehicle or "SPV"), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically loans, the assets may also include (i) debt securities that are rated below investment grade, (ii) debt tranches of other CLOs and (iii) equity securities incidental to investments in loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund's investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

        Credit-Linked Notes.    The Fund may purchase credit-linked notes for risk  SAVYON  ADVISORY  purposes. A credit-linked note is a form of funded credit derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.
Reverse Repurchase Agreements
        The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.
Repurchase Agreements
        The Fund may enter into repurchase agreements, in which the Fund purchases a security from a   or broker-dealer and the   or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.
Investment Policies
Credit Ratings and Unrated Instruments
        Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody's and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of instruments. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose debt they analyze and grade. To the extent that the issuer of an instrument pays a rating agency for the analysis of its instrument, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell an instrument when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt instrument may change over time. S&P, Moody's and Fitch monitor and evaluate the ratings assigned to instruments on an ongoing basis. As a result, instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.
        The Fund may purchase unrated instruments (instruments which are not rated by a rating agency) if the Adviser determines that the instruments are of comparable quality to rated instruments that the Fund may purchase. Unrated instruments may be less liquid than comparable rated instruments and involve the risk that the Adviser may not accurately evaluate the instrument's comparative credit rating. Because the Fund invests in high yield and/or unrated instruments, the Fund's success in achieving its investment objectives may depend more heavily on the Adviser's analysis than if the Fund invested exclusively in higher-quality and rated instruments. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio  SAVYON  ADVISORY , credit analysis and attention to current developments and trends in the economy and the financial markets.
        The Fund is not required to dispose of an instrument in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such an instrument, the Adviser may consider such factors as Adviser's assessment of the credit quality of the issuers of such instrument, the price at which such instrument could be sold and the rating, if any, assigned to such instrument by other rating agencies.
Percentage Limitations
        Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio investments. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets after purchase.
Segregation and Cover Requirements

        Certain portfolio  SAVYON  ADVISORY  techniques, such as entering into total return swaps or credit default swaps or securities lending may be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. When employing these techniques, the Fund may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio  SAVYON  ADVISORY  technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act, however, it would still be considered effective leverage with regards to the Fund's 25% of Managed Assets limit on effective leverage. The Fund may cover such transactions using other methods currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio  SAVYON  ADVISORY . Such segregation and cover requirements will not limit or offset losses on related positions.
Portfolio Turnover
        It is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. However, active and frequent trading may arise when the Adviser deems it in the Fund's best interest to redirect its investment focus from one type of fixed income instrument to another. Active and frequent trading may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

LEVERAGE

        The Fund anticipates incurring leverage as part of its investment strategy. . All costs and expenses related to any form of leverage used by the Fund will be borne entirely by holders of the Common Shares. The Fund may incur leverage through total return swaps, securities lending arrangements, credit default swaps or other derivative transactions. The Fund initially expects to incur leverage through securities lending arrangements and/or total return swap arrangements. The Fund's use of these forms of effective leverage will not exceed 25% of Managed Assets. Although certain forms of effective leverage used by the Fund may not be considered senior securities under the Investment Company Act of 1940, as amended, such effective leverage will be considered leverage for the Fund's leverage limits.
        Although the Fund has no current intention to do so, it reserves the flexibility to issue Preferred Shares, debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio. The Fund's total leverage, either through traditional leverage or effective leverage, will not exceed 40% of the Fund's Managed Assets. The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
        The leverage would generally have complete priority upon distribution of assets over the Fund's Common Shares. The timing of any leverage and the terms of the leverage would be determined by the Fund's Board of Trustees. The Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies.
        In a total return swap arrangement, the Fund would receive the interest rate and capital gains returns on specified assets, typically fixed income instruments, and in exchange would make payments to the counterparty of LIBOR plus an agreed upon spread and would also bear the risk of default for any of the assets. The Fund would also post margin collateral with the counterparty to the swap. The underlying assets of the swap will be counted toward the Fund's Managed Assets. Because the Fund receives the return on the assets without having to purchase the assets, this serves as a form of leverage.
        In a securities lending program, the Fund would lend high yield debt securities or other marginable securities to a   or other financial institution as counterparty, in exchange for cash collateral and fees. The Fund would then reinvest the cash collateral received from the counterparty in accordance with the Fund's investment objectives, resulting in a form of leverage.
        When the Fund sells protection in credit default swaps it would receive a stream of payments from the buyer counterparty in the swap in exchange for the protection the Fund offers to the buyer, in the form of an obligation to pay the buyer the notional amount of the swap upon the occurrence of a credit event (typically defaults or default-related events, as defined in the agreement governing the credit default swap). Because the Fund is receiving returns without directly investing in the underlying security, this results in a form of leverage.

        If Preferred Shares are issued, they would likely pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the interest rate or dividend rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Fund were not leveraged. In addition, the fees paid to the Adviser and AS are borne exclusively by common shareholders. The Fund's leveraging strategy may not be successful.
        The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to  common shareholders in certain circumstances. Further, the Investment Company Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the borrowings.
        Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.
        If the Fund issues debt securities or Preferred Shares, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for debt securities or Preferred Shares issued by the Fund. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.
        Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. The use of leverage creates risks and involves special considerations. See "Risks—Leverage Risk."
        The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including   borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the Investment Company Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With  respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
        The Fund intends to manage certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the Investment Company Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its total assets, less all liabilities and indebtedness of the Fund not represented by senior securities.

        Section 18(a) of the Investment Company Act requires certain actions by the Fund if its asset coverage falls below certain levels. Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities is at least 200% of the liquidation value of the outstanding Preferred Shares plus the amount of Aventuraer securities representing indebtedness (i.e., the liquidation value may not exceed 50% of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund's asset coverage is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on any Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of any such Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has any Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of any such Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and any Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on any Preferred Shares for two years, holders of any such Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.
        The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require detrimental dispositions of Fund securities.

RISKS

        The Fund is a Legally organized,  diversified, closed-end  SAVYON  ADVISORY  investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by and the ability of shareholders to reinvest dividends.
No Operating History.
        The Fund is a Legally organized,  diversified, closed-end  SAVYON  ADVISORY  investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and two other closed-end funds. The Fund's Common Shares have no history of public trading.
Market Discount Risk.
        Common shares of closed-end  SAVYON  ADVISORY  investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering.
        The Fund's Common Shares may trade at a price that is less than the initial offering price.
Investment and Market Risk.
        An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's Common Shares represents an indirect investment in the portfolio of fixed income instruments and other securities and derivative instruments owned by the Fund, and the value of these instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund may also use leverage, which would magnify the Fund's investment, market and certain other risks.
Fixed Income Instruments Risk.
        The Fund will invest at least 80% of its Managed Assets in corporate fixed income instruments. Under normal market conditions, the Adviser expects the Fund's investments in fixed income instruments to consist predominantly of Secured Loans and/or high yield bonds, however the Fund may also invest in debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. Fixed income instruments are particularly susceptible to following risks:

Issuer Risk.

        The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as  SAVYON  ADVISORY  performance, financial leverage and reduced demand for the issuer's goods and services.

Interest Rate Risk.

        The market price of the Fund's investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer durations. Fluctuations in the market price of the Fund's securities will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund's NAV.

Prepayment Risk.

        During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in potentially lower yielding instruments, which may result in a decline in the Fund's income and distributions to common shareholders. This is known as prepayment or "call" risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk.

        Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's Common Share price or its overall return.

Spread Risk.

        Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument's credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.
Below Investment Grade Instruments Risk.
        The Fund anticipates that it may invest substantially all of its assets in fixed income instruments that are of below investment grade quality. Below investment grade instruments are commonly referred to as "junk" or high-yield instruments and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.        Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated instruments and may have wide spreads between the bid and asked prices. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.
        Because of the greater number of investment considerations involved in investing in high yield instruments the ability of the Fund to meet its objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio  SAVYON  ADVISORY , diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. Also, the Fund is a  diversified investment company and therefore is permitted to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund.
Secured Loans Risk.

        As part of its investments in corporate fixed income instruments, the Fund may invest in fixed, variable and floating rate Secured Loans arranged through private negotiations between a Borrower and one or more financial institutions. In certain market conditions, the Fund may predominantly invest in Secured Loans. Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Secured Loans the Fund will invest in are usually rated below investment grade or may also be unrated. As a result, the risks associated with Secured Loans are similar to the risks of below investment grade instruments, although Secured Loans are senior and secured in contrast to other below investment grade instruments, which are often subordinated or unsecured. See "Risks—Below Investment Grade Instruments Risk." Nevertheless, if a Borrower under a Secured Loan defaults, becomes insolvent or goes into  ruptcy, the Fund may recover only a fraction of what is owed on the Secured Loan or nothing at all. Secured Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk, below investment grade instruments risk and  SAVYON  ADVISORY  risk.
        In general, the secondary trading market for Secured Loans is not fully-developed. No active trading market may exist for certain Secured Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell certain Secured Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Secured Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
        Some Secured Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Secured Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Secured Loans.
        If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make Secured Loans, the availability of Secured Loans for investmentby the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.
        If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Secured Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Secured Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Secured Loan may be adversely affected
        The Fund may acquire Secured Loans through assignments or participations. The Fund will typically acquire Secured Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the Secured Loan and with regard to any associated collateral. The Fund may, but will not typically, invest in a Secured Loan through a participation. A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include  s, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Secured Loan through a participation. In purchasing participations, the Fund generally will have no direct right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Credit Risk.
        Credit risk is the risk that one or more debt instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions and the Fund's investments will often be subordinate to other debt in the issuer's capital structure. Because the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default.
Leverage Risk.
        The Fund anticipates incurring leverage as part of its investment strategy. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by the holders of the Common Shares. The Fund's total leverage, either through traditional leverage or effective leverage will not exceed 40% of the Fund's Managed Assets.

        The Fund's use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

•

the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

•
leverage may increase expenses, which may reduce total return.

        The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.
Derivatives Risk.
        Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund may enter into derivatives for investment, hedging or leverage purposes. The Fund's derivative investments have risks, including:

Counterparty Risk.

        If a counterparty becomes  rupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a  ruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Leverage Risk.

        The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments.

Illiquidity Risk.

        Certain derivative instruments may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the derivative is currently worth.

Correlation Risk.

        Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

          Congress has recently enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act will likely impact the use of derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring  s to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking   or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon the effectiveness of these rules, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.
        The SEC has also indicated that it may adopt Aventura policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.
Swap Risk.
        The Fund may invest in credit default swaps and total return swaps. Such transactions are subject to market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. See "Risks—Derivatives Risk." To the extent credit default swaps are used, the Fund will generally sell protection and the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. If, however, the Fund buys protection under a credit default swap, the risk of loss is the contractual obligation to make a stream of payments to the swap counterparty. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The swap market has grown substantially in recent years with a large number of  s and investment  ing firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Liquidity Risk.
        The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.
        Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.
Lender Liability Risk.
        A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."
        Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
Other Investment Company Risk.
        The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment  SAVYON  ADVISORY  fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The investment companies that the Fund invests in may also use leverage, which would cause the Fund's investment in such investment companies to be subject to greater volatility.
Potential Conflicts of Interest Risk.
        The Adviser will be subject to certain conflicts of interest in its  SAVYON  ADVISORY  of the Fund. These conflicts will arise primarily from the involvement of the Adviser,  ,  SAVYON   and their affiliates in other activities that may conflict with those of the Fund. The Adviser,  ,  SAVYON   and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser,  ,  SAVYON   and their affiliates may engage in activities where the interests of certain divisions of the Adviser,  ,  SAVYON   and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser,  ,  SAVYON   and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.
        In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses,   and its affiliates have implemented certain policies and procedures (e.g., information walls). For example,   and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are  's and its affiliates' ADVISORY clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by   has or has considered making an investment or which is otherwise an ADVISORY client of   and its affiliates may restrict or otherwise limit the ability of the Fund to make investments in such companies.
        As part of its regular business,  SAVYON   provides a broad range of investment  ing, ADVISORY, and other services. In the regular course of its investment  ing and ADVISORY businesses,  SAVYON   represents potential purchasers, sellers and other involved parties, including corporations, financial buyers,  SAVYON  ADVISORY , shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there may be certain investments that the Adviser will decline or be unable to make. In addition, employees of  SAVYON   or its affiliates may possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment ADVISORY agreement between the Fund and the Adviser. Those employees of  SAVYON   or its affiliates will not be obligated to share any such information with the Adviser and may be prohibited by law or contract from doing so.
        The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material, so as to preclude the Fund from participating in an investment. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

         SAVYON   and its affiliates may represent creditors or debtors in proceedings under Chapter 11 of the  ruptcy Code or prior to such filings. From time to time,  SAVYON   and its affiliates may serve as advisor to creditor or equity committees. This involvement, for which  SAVYON   and its affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which an issuer of fixed income instruments held by the Fund is a client or a potential client of the restructuring and reorganization ADVISORY practice, the Adviser may dispose of such instruments or take such other actions reasonably necessary to the extent permitted under the Investment Company Act of 1940, as amended (the "Investment Company Act") in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization ADVISORY practice. Further, there may also be instances in which the work of  SAVYON  's and its affiliates' restructuring and reorganization ADVISORY practice prevents the Adviser from purchasing securities on behalf of the Fund.
Limitations on Transactions with Affiliates Risk.
        The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund or investment company managed by  SAVYON  ,   or any of their respective affiliates. However, the Fund may, under certain circumstances, purchase any such portfolio company's securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.
Dependence on Key Personnel Risk.
        The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.
Inflation/Deflation Risk.
        Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline.
        In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.
Foreign Instruments Risk.
        The Fund may invest up to 20% of its Managed Assets in U.S. currency denominated and/or foreign currency denominated fixed income instruments issued by foreign corporate or government issuers. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies or in the U.S. government.
        Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in foreign securities. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.
        Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central  s. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and the Fund may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Fund, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Fund.

        The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because foreign securities may trade on days when the Fund's Common Shares are not priced, NAV can change at times when Common Shares cannot be sold. The Fund has no current intention to invest in instruments the issuers of which are from emerging market countries.
Foreign Currency Risk.
        Because the Fund may invest in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.
        Stressed and Distressed Instruments Risk. As part of its investments in fixed income instruments, the Fund may invest up to 20% of its Managed Assets in fixed income instruments of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody's, or CCC+ or lower by S&P or Fitch) or, if unrated, are considered by the Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced.

A number of precedents exist for the implementation of a multiple-class system and the imposition of asset-based service and/or distribution fees for closed-end funds substantially similar to the relief sought by Applicants. See, e.g., ASGI Agility Income Fund, et al., Inv. Co. Act. Rel. Nos. 29793 (September 19, 2011) (Notice) and 29837 (October 17, 2011) (Order); Highland Capital Trust, LLC., et al., Inv. Co. Act. Rel. Nos. 28888 (August 27, 2014) (Notice) and 28908 (September 22, 2014) (Order); Allianz RCM Global Ecotrends Fund, et al., Inv. Co. Act. Rel. Nos. 27936 (August 23, 2007) (Notice) and 27971 (September 18, 2007) (Order); Man-Glenwood Lexington, LLC, et al., Inv. Co. Act. Rel. Nos. 27263 (May   16, 2006) (Notice) and 27285 (April 11, 2006) (Order); Van Kampen Investment Asset Trust  ADVISORY Corp., et al., Inv. Co. Act Rel. Nos. 25924 (February 3, 2003) (Notice) and 25951 (May   3, 2003) (Order); Scudder Weisel Capital Entrepreneurs Fund and Scudder Weisel Capital LLC, Inv. Co. Act Rel. Nos. 24805 (May    27, 2000) (Notice) and 24833 ( June  19, 2001) (Order); and Eaton Vance Trust, et al.,Inv. Co. Act Rel. Nos. 24648 (September 19, 2000) (Notice) and 24689 (October 16, 2000) (Order) (closed-end funds within a master-feeder structure).

Restricted and Illiquid Securities
        The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
        The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's board of trust companies. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's board of trust companies has directed the Adviser to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

        Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.
        Warrants.    Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.
        Depository Receipts.    The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust company companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of Non-U.S. Securities.
Cash Equivalents and Short-Term Debt Securities
        For temporary defensive proposes or to keep cash on hand, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:
        (1)   U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
        (2)    s of deposit issued against funds deposited in a bank or a savings and loan association. Such  s are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a   of deposit agrees to pay the amount deposited plus interest to the bearer of the   on the date specified thereon.  s of deposit purchased by the Fund may not be fully insured by the FDIC.

        (3)   Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities;  s of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
        (4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
When-Issued and Forward Commitment Securities
        The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be (provided that dollar roll transactions will not be considered forward commitment transactions if they are entered into on the basis of regular way settlement). If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
        Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.
Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trust  companies or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.
Dollar Roll Transactions
        To take advantage of attractive opportunities in the bond market and to enhance current income, the Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Fund's dollar rolls, together with its reverse repurchase agreements, the issuance of preferred shares and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total managed assets.
        Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Repurchase Agreements
        As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, presents minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales
        The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for risk trust, in order to maintain portfolio flexibility or to enhance income or gain.
        When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
        The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

TRUST OF THE FUND

Board of Trust companies
        The overall trust of the business and affairs of the Fund is vested in the board of trust companies. Starting with the first annual meeting of shareholders, the board of trust companies will be classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trust companies in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trust companies whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.
        Below is a list of the trust companies and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Adviser and their board members and officers is                        , unless specified otherwise below.

Name, Year of Birth
 and Position(s) Held With Registrant

Term of Office and Length of Time Served

Principal Occupation During the Past Five Years

Number of Registered Investment Companies in Fund Complex Overseen

Other Directorships Held by the Director

 INDEPENDENT TRUST COMPANIES:

 INTERESTED TRUST COMPANIES:

*

"Interested person" of the Fund as defined in the Investment Company Act. Messrs.                         are interested persons due to their employment with the Adviser.

(1)

After a trust  companies's initial term, each trust  companies is expected to serve a three-year term concurrent with the class of trust companies for which he or she serves:

•

Messrs.                                     , as Class I trust companies, are expected to stand for re-election at the Fund's 2017 annual meeting of shareholders;

•

Messrs.                                     , as Class II trust companies, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders; and

•

Messrs.                                     as Class III trust companies, are expected to stand for re-election at the Fund's 2012 annual meeting of shareholders.

(2)
Each trust  companies has served in such capacity since the Fund's inception.

Share Ownership
        The following table shows the dollar range of equity securities owned by the trust companies in the Fund and in other investment companies overseen by the trust  companies within the same family of investment companies as of December 31, 2017. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trust  companies

Dollar Range of
Equity Securities in
 the Fund(*)

Aggregate Dollar Range of Equity
Securities Overseen by trust companies in the
Family of Registered Investment
 Companies(*)

*
As of                                    , the trust  companies could not own shares in the Fund as of this date because the Fund had not yet begun investment operations. The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Adviser or an affiliate thereof.

        None of the non-interested trust companies nor their family members owned beneficially or of record securities issued by the Adviser, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2017.
        The members of the board of trust companies who are not "interested persons," as defined in the Investment Company Act, receive an annual fee, a fee for each meeting of the Fund's board of trust companies and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The trust companies who are "interested persons," as defined in the Investment Company Act, and the Fund's officers do not receive compensation from the Fund or any other fund in the fund complex of which the Fund is a part that is a U.S. registered investment company, but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.
Compensation of Trust companies
        The fees and expenses of the independent trust companies of the Fund are paid by the Fund. The trust companies who are members of the  SAVYON organization receive no compensation from the Fund. It is estimated that the independent trust companies will receive from the Fund the amounts set forth before the
Fund's calendar year ending                                    , assuming the Fund will have been in existence for the full calendar year.

Name of Trust  companies

Estimated
Compensation from the
 Fund(*)
Total Compensation from the
Fund and Fund Complex Paid to
 Board Members(1)

(1) Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2019 from the fund complex. Aside from the Fund, there are no other funds in the fund complex. The Fund shall pay the following trust  companies fees: (i) $            per annum for each independent trust  companies as a retainer and (ii)  $            per day for each independent trust  companies for each special meeting of the Fund (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of the board per year) attended. Each independent trust  companies shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trust companies of the Fund and any committee thereof.

Board Committees
        The board of trust companies of the Fund currently has two committees: an Audit Committee and a Governance and Nominating Committee.

        The Audit Committee consists of                                    . The Audit Committee acts according to the Audit Committee charter.                                    has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the board of trust companies of the Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the integrity of the Fund's financial statements; the Fund's compliance with legal and regulatory requirements; the qualifications and independence of the Fund's independent registered public accounting firm; the performance of the Fund's internal audit function provided by the Adviser and the Fund's other service providers; and the preparation of the report required to be included in the Fund's annual proxy statement by the rules of the SEC. The board of trust companies has determined that each of                                     and                                    is an audit committee financial expert and that each is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund
THE PROPOSAL
 SAVYON  Group  Inc Fund (the “Fund”),  SAVYON  Group  Inc Master Fund (the “Master Fund”),  SAVYON  Group Asset Trust LLC. (the “Adviser”) and  SAVYON REALITY   Asset Trust  ADVISORY Partners LLC. (the “Distributor”) (together, the “Applicants”) seek an order of the Securities and Exchange Commission (the “Commission”) (i) pursuant to Section 6(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), granting exemptions from Sections 18(c) and 18(i) of the 1940 Act, and () pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, to permit the Fund to offer investors multiple classes of shares of beneficial interest (“Shares”)1with varying sales loads and asset-based service and/or distribution fees, as described more fully in this Application. The Applicants request that the order also apply to the Master Fund and any other registered closed-end trust investment company that conducts a continuous offering of its shares, existing now or in the future, for which the Adviser or the Distributor or any entity controlling, controlled by, or under common control with the Adviser or the Distributor acts as investment adviser or principal underwriter, and which provides periodic liquidity with respect to its Shares through tender offers conducted

As used in this Application, “Shares” includes any other equivalent designation of a proportionate ownership interest in an investment company. in compliance with Rule  20e-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).2 The Fund and any other investment company relying on this relief will do so in a manner consistent with the terms and conditions of this Application. Applicants represent that each investment company presently intending to rely on the order requested in this Application is listed as an Applicant.
The Fund is a  Florida business trust company registered under the 1940 Act as a closed-end trust investment company. The Fund is classified as a non-diversified investment company under the 1940 Act. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to invest substantially all of its assets in the Master Fund, a  Florida business trust company that is registered under the 1940 Act as a closed-end trust investment company. The Master Fund is classified as a non-diversified investment company under the 1940 Act. Through its investment in the Master Fund, the Fund operates as a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by directly or indirectly investing in non-traditional or “ ” strategies by investing in investment partnerships, managed funds, corporations, securities and other assets held in segregated accounts and other investment funds, which may include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “ ASSET TRUST Asset Trust  ADVISORY  Managers”), that invest in or trade in a wide range of investments (including, but not limited to, equities and fixed income securities, currencies, derivative instruments, futures contracts, options on futures contracts, and commodities). In addition, the Master Fund may, under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes, co-investment purposes and/or pursuant to investment advice of discretionary or non-discretionary managers.

The Fund has adopted a distribution and service plan in voluntary compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to closed-end trust investment companies (a “Distribution and Service Plan”). The Fund’s Board has adopted the Fund’s existing Distribution and Service Plan for the Initial Class in a manner consistent with Rule 12b-1. The Distribution and Service Plan was approved by a majority of the  MANAGERs, including a majority of the  MANAGERs who are not “interested persons” of the Fund (within the meaning of Section 2(a)(19) of the 1940 Act), and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or in any agreements related to the Distribution and Service Plan, as provided for in Rule 12b-1. Pursuant to its Distribution and Service Plan, the Fund pays the Distributor an ongoing distribution and service fee (the “Distribution and Service Fee”) at an annualized rate of 0.85% of the average net assets attributable to the Initial Class. This Distribution and Service Fee consists of compensation at a rate of 0.60% for the sale and marketing of the Shares and 0.25% for personal services provided to shareholders and/or the maintenance of shareholder accounts (e.g., personal services including, among others, responding to shareholder inquiries and providing information on their investments in the Fund). Applicants represent that these asset-based Distribution and Service fees comply with the provisions of NASD Conduct Rule 2819.
All Distribution and Service Fees with respect to any New Class Shares would be paid pursuant to a Distribution and Service Plan adopted by the Fund with respect to the applicable class. Under the existing and any future Distribution and Service Plan, the Fund, either directly or through the Distributor, would compensate brokers, dealers, or other financial intermediaries for activities primarily intended to result in the sale of Shares and for personal services provided

Shares of the Fund are being offered during an initial offering period that is scheduled to terminate on or about    July 13 , 2017, or such earlier or later date as the Fund’s board of  MANAGERs
2 The terms “control,” “investment adviser,” and “principal underwriter” are used as defined in Sections 2(a)(9), 2(a)(20), and 2(a)(29) of the 1940 Act, respectively.
 (the “Board,” and each member a “ MANAGER”) may determine. During the initial offering period, the Shares will be offered at the offering price, which is $1,000 per share plus any applicable sales loads as described in the Fund’s prospectus. Shares subscribed for during the initial offering period will be sold as of    July 13  , 2017 (or another date established by the Board). The Fund will not commence investment operations until the termination of the initial offering period. The Shares are expected to be offered on a continuous basis thereafter at net asset value per share plus any applicable sales loads, as described in the Fund’s prospectus. The Fund currently issues a single class of Shares (the “Initial Class”).

The Shares are not offered or traded in a secondary market and are not listed on any securities exchange or quoted on any quotation medium. Because shareholders do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders in accordance with Rule  20e-4 under the 1934 Act (“Repurchases”), in order to provide a limited degree of liquidity to shareholders. Repurchases of the Fund’s Shares will be made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should offer to Repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from shareholders quarterly with May   31,  June e 19, September 19 and May    31 valuation dates. The Fund generally will not offer to repurchase Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. If this application for an order is granted, the Fund seeks an order permitting it to offer additional classes of Shares, as described below.
As with open-end trust investment companies that issue multiple classes of shares pursuant to Rule 18f-3 under the 1940 Act, the different classes of Shares of the Fund would represent investments in the same  ASSET TRUST Asset Trust  ADVISORY  of securities but would be subject to different expenses (such as asset-based service and/or distribution fees). Thus, the net income attributable to, and any dividends payable on, each class of Shares will differ from the other classes from time to time. As a result, the net asset value per Share of the classes may differ over time.
In  the proposal, each class of Shares would be offered at net asset value. A new Share class (the “New Class”) would be offered at net asset value and may (but would not necessarily) be subject to a front-end sales load and an annual asset-based service and/or distribution fee. Initial Class Shares would continue to be offered at net asset value with the front-end sales load and asset-based service and/or distribution fees disclosed in the Fund’s prospectus, as supplemented or amended from time to time. Each class of Shares would comply with the provisions of Rule 12b-1 under the 1940 Act, or any successor thereto or replacement rules, as if that rule applied to closed-end trust investment companies, and with the provisions of Rule 2819(d) of the Conduct Rules of the  Global Association of Securities Dealers, Inc. (“NASD”), as such rule may be amended, or any successor rule thereto (“NASD Conduct Rule 2819”)3 as if it applied to the Funds. The structure of the proposed classes of Shares is described in detail below under “Statement of Facts – Proposed Class Structure and Characteristics.”

In addition to distribution and/or service fees, each class of Shares of the Fund may, by action of the Fund’s Board or its delegate, also pay a different amount of the following expenses:

(1)
administrative and/or accounting or similar fees (each as described in the Fund’s prospectus, as amended or supplemented from time to time);

(2)
legal, printing and postage expenses related to preparing and distributing to current shareholders of a specific class materials such as shareholder reports, prospectuses, and proxies;

(3)
Blue Sky fees incurred by a specific class;

(4)
Commission registration fees incurred by a specific class;

(5)
expenses of administrative personnel and services required to support the shareholders of a specific class;

(6)
 MANAGER  fees incurred as a result of issues relating to a specific class;

(7)
Auditors’ fees, litigation expenses, and other legal fees and expenses relating to a specific class;

(8)
incremental transfer agent fees and shareholder servicing expenses identified as being attributable to a specific class;

(9)
account expenses relating solely to a specific class;

(10)
expenses incurred in connection with any shareholder meetings as a result of issues relating to a specific class; and

(11)
any such other expenses (not including Asset Trust  ADVISORY or custodial fees or other expenses related to the trust of the Fund’s assets) actually incurred in a different amount by a class or related to a class’ receipt of services of a different kind or to a different degree than another class.

Any income, gain, loss and expenses of the Fund not allocated to specific classes as described above will be charged to the Fund and allocated to each class of the Fund in a manner consistent with Rule 18f-3 under the 1940 Act.
From time to time, the Board of the Fund may create and offer additional classes of Shares, or may vary the characteristics described above of Initial Class and New Class Shares, including without limitation, in the following respects: (1) the amount of fees permitted by a Distribution and Service Plan as to such class; (2) voting rights with respect to a Distribution and Service Plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares allocated on a class basis as described in this Application; (5) differences in any dividends and net asset values per Share resulting from differences in fees under a Distribution and Service Plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the 1940 Act. The Fund will comply with the provisions of Rule 18f-3 under the 1940 Act, as if it were an open-end trust investment company. The Fund’s Repurchases will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in net asset values per Share resulting from differences in fees under a Distribution and Service Plan and/or service plan or in class expenses.

Because of the different distribution fees, shareholder services fees, and any other class expenses that may be attributable to the different classes, the net income attributable to, and any dividends payable on, each class of Shares may differ from each other from time to time. As a result, the net asset value per Share of the classes may differ over time. Expenses of the Fund, allocated to a particular class of the Fund’s Shares will be borne on a pro rata basis by each outstanding Share of that class.

The Governance and Nominating Committee consists of                        . The Governance and Nominating Committee acts in accordance with the Governance and Nominating Committee charter.                                     has been appointed as Chair of the Governance and Nominating Committee. The Governance and Nominating Committee performs those functions enumerated in the Governance and Nominating Committee charter including, but not limited to, supporting the independent trust companies in acting independently of the Adviser in pursuing the best interest of the Fund and its shareholders; identifying individuals qualified to serve as independent trust companies; advising the board of trust companies with respect to board composition, procedures and committees (other than the Audit Committee); overseeing periodic self-assessments of the board of trust companies and committees of the board (other thanthe Audit Committee); monitoring corporate governance matters and making recommendations in respect thereof to the board of trust companies; acting as administrative committee with respect to the board of trust companies' policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the independent trust companies; and reviewing and making recommendations in respect of independent trust companyee compensation.

        The Governance and Nominating Committee will consider trust companyee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance and Nominating Committee will take into consideration the needs of the board of trust companies and the qualifications of the candidate. The Governance and Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

•

The name of the shareholder and evidence of the person's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership; and

•
The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trust companyee of the Fund and the person's consent to be named as a trust companyee if selected by the Governance and Nominating Committee and nominated by the board.

        The shareholder recommendation and information described above must be sent to the Fund's Secretary, c/o  SBM /  SAVYON Debt Funds Trust LLC.
        As the Fund is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, except that the Audit Committee met in connection with the organization of the Fund to select the Fund's independent registered public accounting firm.
        Prior to this offering, all of the outstanding shares of the Fund were owned by                    .
Officers of the Fund

Name and Year of
 Birth

Position(s) Held
 with Registrant

Principal Occupation During
 the Past Five Years

Number of
Registered
Investment
Companies in
Fund Complex
 Overseen*

        The Fund's executive officers are chosen each year at a regular meeting of the board of trust companies to hold office until their respective successors are duly elected and qualified. The executive officers of the Fund currently are:

*

Aside from the Fund, there are no other funds in the fund complex.

The Adviser
        The Fund retains  SBM /  SAVYON Debt Funds Trust LLC to act as its investment manager. The Adviser, a wholly-owned subsidiary of  SBM Capital Partners LP (collectively with its affiliates, " SBM"), is a registered investment adviser and the credit platform of The  SAVYON Group L.P. (collectively with its affiliates, " SAVYON").  SAVYON, an investment and ADVISORY firm with offices in New York, Atlanta, Beijing, Boston, Chicago, Dallas, Hong Kong, Houston, London, Los Angeles, Menlo Park, Mumbai, Paris, San Francisco and Tokyo, was founded in 1985. The investment ADVISORY agreement between the Adviser and the Fund provides that the Adviser will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund's board of trust companies and the objective and the policies stated in the prospectus and this Statement of Additional Information.
        Pursuant to the investment ADVISORY agreement, the Adviser manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and trust companies regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

Long-Term Issue Credit Ratings
        Issue credit ratings are based, in varying degrees, on the following considerations:

•

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of  ruptcy, reorganization, or other arrangement under the laws of  ruptcy and other laws affecting creditors' rights.

        Issue ratings are an assessment of default risk, but  June  incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in  ruptcy, as noted above. (Such differentiation  June  apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies  June  from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

*

If the Contingent Deferred Sales Charge applies. See " Contingent Deferred Sales Charge " under "Quarterly Repurchases of Shares."  If the Contingent Deferred Sales Charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class C shares would be $[   ], assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1 Year period.

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee.  However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by [Administrator], currently $15. The Fund also will pay organizational and offering costs in connection with the initial offering of the shares estimated to be $[   ] and $[          ], which are subject to the [   ]% perannum limitation on expenses. These organizational expenses are recorded as incurred and offering expenses will be amortized over the first twelve months of the Fund’s operations.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses July   be higher or lower than those shown.
In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If before the end of any taxable quarter of its taxable year, the Master Fund believes that it July   fail the asset diversification test, the Master Fund July   seek to take certain actions to avert such a failure. While the Code generally affords the Fund a 19-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund’s ability to do so July   limit utilization of this cure period and, possibly, the extended cure period discussed above.

If either the Master Fund or the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits.
Distributions
The Fund will ordinarily declare and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, July   make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. After the end of each calendar year, Shareholders will be provided information regarding the amount and character of distributions actually and deemed received from the Fund during the calendar year. Shareholders normally will be subject to U.S. federal income taxes, and any applicable state and/or local income taxes, on any dividends or other distributions that they receive from the Fund. Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, July   be eligible for a dividends-received deduction for certain U.S. resident corporate Shareholders. Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends July  , in certain cases, be eligible for treatment as “qualified dividend income,” which is generally subject to tax at rates equivalent to long-term capital gain tax rates, by certain U.S. resident noncorporate Shareholders. Distributions from net capital gain (typically referred to as a “capital gain dividend”) will be taxable as long-term capital gain, regardless of how long Shares have been held by the Shareholder, and will not be eligible for the dividends-received deduction or treatment as “qualified dividend income.” However, if a Shareholder received any long-term capital gain distributions in respect of the repurchased Shares (including, for this purpose, amounts credited as undistributed capital gains in respect of those Shares) and held the repurchased Shares for six months or less, any loss realized by the Shareholder upon the repurchase or transfer of such Shares will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions. Distributions by the Fund that are or are considered to be in excess of the Fund’s current and accumulated earnings and profits for the relevant  period will be treated as a return of capital to the extent of (and in reduction of) a Shareholder’s tax basis in its Shares and any such amount in excess of such tax basis will be treated as gain from the sale or exchange of such Shares, as discussed below. Similarly, as discussed below at “Income from Repurchases and Transfers of Shares,” if a repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder July  , in connection with such repurchase or transfer be treated as having received, in whole or in part, a taxable dividend, a return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares repurchased. In such case, the tax basis in the Shares repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The tax treatment of dividends and capital gain distributions will be the same whether the Shareholder takes them in cash or reinvests them to buy additional Shares.

The Fund July   elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it July   report the retained amount as undistributed capital gains to its Shareholders, who will be treated as if each Shareholder received a distribution of his or her pro rata share of such gain, with the result that each Shareholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.
An additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and management company s. For these purposes, “net investment income” will generally include, among other things, dividends (including dividends paid with respect to the Shares to the extent paid out of the Fund’s current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Shares), but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax Asset Management ADVISORY  regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Shares
A repurchase or transfer of Shares by the Fund will be a taxable transaction for federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the Shareholder’s proportionate interest in the Fund or results in a “complete redemption” of the Shareholder’s Shares, in each case applying certain constructive ownership rules.  ly, if a Shareholder does not tender all of his or her Shares, such repurchase July   not be treated as an exchange for U.S. federal income tax purposes, and the gross amount of such repurchase July   constitute a dividend to the Shareholder to the extent of such Shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a Shareholder’s Shares qualifies for sale or exchange treatment, the Shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the Shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the Shareholder for one year or less.
Notwithstanding the foregoing, any capital loss realized by a Shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 19 days before and ending 19 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses is subject to statutory limitations.

If the repurchase or transfer of a Shareholder’s Shares does not qualify for sale or exchange treatment, the Shareholder July   be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the Shareholder.

The Fund generally will be required to report to the IRS and each Shareholder the cost basis and holding period for each respective Shareholder’s Shares repurchased or transferred by the Fund. The Fund expects to elect the average cost method as the default cost basis method for purposes of this requirement. If a Shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the Shareholder does not need to take any additional action. If, however, a Shareholder wishes to affirmatively elect an   cost basis calculation method in respect of its Shares, the Shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular Share repurchase or transfer July   not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax Asset Management ADVISORY  regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a Share repurchase that qualifies for “sale or exchange” treatment.

If a Shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of  ASSET MANAGEMENT Asset Management  ADVISORY  securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax Asset Management ADVISORY  to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations
There is a possibility that the Fund July   from time to time be considered under the Code to be a nonpublic offered regulated investment company. Under Temporary regulations, certain expenses of nonpublic offered regulated investment companies, including the Asset Management  ADVISORY Fee, July   not be deductible by certain Shareholders, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule). Such a Shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the Shareholder and will be deductible by the Shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublic offered regulated investment company” is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

Ordinarily, gains and losses realized from  ASSET MANAGEMENT Asset Management  ADVISORY  transactions will be characterized as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments, certain futures or forward contracts and options, and similar financial instruments) is generally characterized as ordinary income or loss under Section 988 of the Code. Section 988 of the Code similarly provides that gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid would be generally characterized as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be characterized as ordinary income.

Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that July   be acquired by the Fund July   be treated as having been issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities July   be treated as a dividend for U.S. federal income tax purposes. Some of the debt instruments (with a fixed maturity date of more than one year from the date of issuance) that July   be acquired by the Fund in the secondary market July   be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt instrument having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt instrument. Market discount generally accrues in equal daily installments. The Fund July   make one or more of the elections applicable to debt instruments having market discount, which could affect the character and timing of recognition of income. Some debt instruments (with a fixed maturity date of one year or less from the date of issuance) that July   be acquired by the Fund July   be treated as having acquisition discount, or OID in the case of certain types of debt instruments. Generally, the Fund will be required to include acquisition discount, or OID, in income over the term of such debt instrument, even though payment of that amount is not received until a later time, usually when the debt instrument matures. The Fund July   make one or more of the elections applicable to debt instrument having acquisition discount, or OID, which could affect the character and timing of recognition of income.

 SAVYON GROUP , INC   UNCONVENTIONAL  FUND
Multi-Asset  classes  Shares
Summary of Terms

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Multi-Asset  classes  Shares of SAVYON GROUP , INC   Unconventional  Fund II (the “Fund”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAVYON”), each of which should be retained for future reference by any prospective investor.
The Fund:
SAVYON GROUP , INC   Unconventional  Fund II is a formed Florida management companies that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund intends to invest substantially all of its assets in SAVYON GROUP , INC   Unconventional  Master Fund (the “Master Fund”).

The Fund is offering shares of Investment    (the “Shares”). The Fund has been granted exemptive relief permitting it to offer multiple classes of shares with different terms and conditions. This Prospectus offers only Multi-Asset  classes  Shares. The fees and expenses of other classes of Shares July   vary from those of the Multi-Asset  classes  Shares (which July   affect performance) and will be offered under a different prospectus or prospectuses. All Multi-Asset  classes  Shares will be sold in large minimum denominations solely to high net worth individual and institutional investors, and will be restricted as to transfer. (See “Subscription For Shares.”)
The Master Fund:
SAVYON GROUP , INC   Unconventional  Master Fund, is a Florida management companies that is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Master Fund has the same investment objective and substantially the same investment policies as the Fund. The Master Fund July   have investors in addition to the Fund from time to time that July   (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund.
Investment Objective:
The Fund’s (and the Master Fund’s) investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. There can be no assurance that the Fund (or the Master Fund) will achieve its objective.
Investment Strategy:
Through its investment in the Master Fund, the Fund is a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by directly or indirectly investing in non-traditional or “ Unconventional” strategies by investing in investment hips, managed funds, corporations, securities and other assets held in segregated accounts and other investment funds, which July   include investment funds commonly referred to as “hedge

funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a wide range of investments (including, but not limited to, equities and fixed income securities, currencies, derivative instruments, futures contracts, options on futures contracts, and commodities) as more fully described under “Investment Objective and Strategies.” In addition, the Master Fund July  , under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes and/or pursuant to investment advice of discretionary or non-discretionary managers (as defined below).

Through its investment in the Master Fund, the Fund offers its shareholders (“Investors”) the following potential features: the spreading of risk across a number of investment strategies, Portfolio Managers, Investment Funds, and markets; professional identification, researching, interviewing, evaluation, selection, and monitoring of the services of a select investment  of non-traditional asset fund managers; the ability to invest with Portfolio Managers who July   be generally unavailable to  investors or who require a minimum account size that is higher than most individual investors would be willing or able to commit to; and administrative convenience.

Under normal circumstances, at least 80% of the Master Fund’s net assets, plus the amount of borrowings (if any) for investment purposes, will be invested, directly or indirectly, or held pending investment in, Investment Funds.
 Risk Factors:
An investment in the Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment. Risks of investing in the Fund include:

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Investors July   lose capital.

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The Fund and the Master Fund are recently organized and have limited operating history, and the Portfolio Managers, in some cases, also July   be ly organized or have only limited operating histories upon which their performance July   be evaluated.

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It is expected that Investors in Multi-Asset  classes  Shares will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level); Multi-Asset  classes  Shares also directly pay an ongoing asset-based distribution and service fee. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by SAVYON to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. Expenses exist at the Fund level, the Master Fund level and the Investment Fund level.

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Shares will not be traded on any securities exchange or other market and are subject to restrictions on transfer.

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The Master Fund’s, and therefore the Fund’s, performance depends upon the performance of the Portfolio Managers and selected strategies, the adherence by the Portfolio Managers to their selected strategies, the instruments used by the Portfolio Managers and SAVYON’s ability to select Portfolio Managers and strategies and to successfully allocate Master Fund assets among the Portfolio Managers.

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Identifying the appropriate Portfolio Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty. In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it July   not be possible to make investments that are identified as attractive opportunities.

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SAVYON will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect SAVYON’s ability to accurately value the Master Fund’s shares. In most cases, SAVYON has little or no means of independently verifying this information.

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The Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that July   be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio July   be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

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The net asset value of the Master Fund, as determined based on the fair value of its  s in Investment Funds, July   vary from the amount the Master Fund would realize on withdrawing its investments from the Investment Funds (as used herein, references to the withdrawal of an investment in an Investment Fund should be read to include a redemption of an investment in, or withdrawal from, an Investment Fund as appropriate in light of the organizational structure of the Investment Fund). This could adversely affect Investors whose Shares are repurchased as well as  Investors and remaining Investors.

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Many of the Master Fund’s assets will be priced, in the absence of a readily available market, based on estimates of fair value, which July   prove to be inaccurate; these valuations will be used to calculate fees payable to SAVYON, and the price at which purchases and repurchases of Shares are made.

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Investments in Investment Funds are generally illiquid, and some of the Investment Funds July   not permit withdrawals at the same time as the Master Fund or the Fund are repurchasing their shares. Some Investment Funds July

impose limits (known as “gates”) on the aggregate amount that a shareholder or all shareholders in the Investment Fund July   withdraw on any single withdrawal date. Additionally, some Investment Funds July   suspend the withdrawal rights of their shareholders, including the Master Fund, from time to time. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected.

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Investment Funds generally are permitted to make payment to withdrawing investors in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its   from an Investment Fund, the Master Fund July   receive an in-kind distribution of investments that are illiquid or difficult to value. As a result, the Fund’s ability to provide liquidity to Investors could be adversely affected. In addition, the Fund and Investors could receive distributions in-kind that are illiquid and difficult to value.

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Investment Funds generally will not be registered as investment companies under the 1940 Act, and, therefore, the Master Fund will not be able to avail itself of the protections of the 1940 Act.

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Investors in the Fund will have no right to receive information about the Investment Funds or Portfolio Managers, and will have no recourse against Investment Funds or their Portfolio Managers.

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Portfolio Managers July   use proprietary investment strategies that are not fully disclosed to SAVYON, and which July   involve risks under some market conditions that are not anticipated by SAVYON.

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Portfolio Managers July   receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative.

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Portfolio Managers July   make investment decisions which conflict with each other; for example, at any particular time, one Investment Fund July   be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

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Investors July   be exposed to significant indirect indemnification obligations to the Investment Funds, their Portfolio Managers and their third party service providers.

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Individual Portfolio Managers July   invest in highly speculative strategies, which involve significant risk of loss, including, but not limited to, selling securities short, focusing investments in foreign currencies, focusing on emerging markets or investing solely in volatile industry sectors, among others.

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Portfolio Managers July   change their investment strategies (i.e., July   experience “style drift”) at any time. Style drift among Portfolio Managers July   impair SAVYON’s ability to construct and monitor the Master Fund’s portfolio.

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Portfolio Managers July   invest without limitation in restricted and illiquid securities.

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Portfolio Managers July   invest in below-investment grade debt or so-called “junk bonds.”

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Portfolio Managers July   invest in equity securities without limitation as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies, the prices of which July   be subject to erratic changes.

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Portfolio Managers July   seek to profit from the occurrence of specific corporate events. A delay in the timing of these events, or the failure of these events to occur at all, July   have a significant negative effect on the Investment Funds’ performance.

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Portfolio Managers July   seek to predict the direction of complex markets, including international securities, foreign currencies and commodities and July   use highly volatile futures contracts and other derivative instruments which July   magnify the potential volatility of the Shares.

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Portfolio Managers July   use model-based strategies that, while historically effective, July   not be successful on an ongoing basis or could contain unknown errors.

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Performance fees charged by Portfolio Managers July   create incentives for Portfolio Managers to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee July   be greater than if it were based only on realized gains.

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Portfolio Managers July   focus on a particular industry or industries, which July   subject its Investment Fund to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

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Portfolio Managers July   focus on securities of non-U.S. issuers, including those located in developing countries, which July   involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

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Investment Funds July   have a high portfolio turnover rate which July   result in higher brokerage commissions and, therefore, lower investment returns.

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Portfolio Managers July   use derivatives for hedging and non-hedging purposes; derivatives can be volatile and illiquid, can be subject to counterparty  risk and July   entail investment exposure greater than their notional amount.

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SAVYON July   have conflicts of  s which could interfere with its management of the Fund. Investments made on behalf of other clients of SAVYON July   restrict the Master Fund’s ability to purchase or sell certain Investment Funds under applicable law.

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A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. A Portfolio Manager’s use of short sales, in certain circumstances, can result in significant losses.

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The Investment Funds’ portfolios July   include investments that are difficult to value and that July   only be able to be disposed of by the Portfolio Managers at substantial discounts or losses.

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As described in this Prospectus, the Master Fund July   borrow money (or use leverage) to fund investments in Investment Funds, to satisfy repurchase requests and to obtain investment exposure to various markets or investment styles, which could magnify significantly the potential volatility of the Shares. Although SAVYON does not generally intend to operate the Master Fund on a leveraged basis, under some circumstances the Master Fund could be leveraged for an extended period of time.

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The Master Fund July   invest in put options or utilize futures contracts, both of which can be illiquid and subject the Master Fund to counterparty  risk.

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The Master Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Master Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Master Fund will not be able to vote to the full extent of its economic   on matters that require the approval of investors in each Investment Fund, including matters that could adversely affect the Master Fund’s investment.

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It July   be difficult for the Fund to satisfy the 90% gross income, diversification and distribution requirements for treatment as a regulated investment company under the Internal Revenue Code (described below), including because of uncertainty with respect to the application of some of the rules to the Fund’s or the Master Fund’s investments. The Fund would almost certainly be unable to satisfy the requirements for treatment as a regulated investment company if the Master Fund were to fail to meet those requirements. Failure to satisfy any one of these requirements could subject the Fund and/or the Master Fund to excise taxes and regular corporate income taxes.

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The Master Fund’s intention to qualify as a regulated investment company July   in some cases prevent it from taking advantage of attractive investment opportunities or July   force it to liquidate investments at disadvantageous times or prices.

An investment in the Fund should be considered a speculative investment that entails substantial risks, and you should invest in the Fund only if you can sustain a complete loss of your investment. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful.

See “Risks.”
Investment Manager (SAVYON):
The SAVYON GROUP , INC  Investment LLC. (“SAVYON GROUP , INC ”), founded in 1985, is one of the world’s leading investment and multi-Asset  classes  firms. SAVYON, the hedge fund solutions investment  within SAVYON GROUP , INC , was founded in 1990 to manage the internal assets of the firm by creating a diversified portfolio of hedge fund investments to offset the equity exposure of the firm’s other businesses. SAVYON, a Delaware limited hip and registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager for the Fund and the Master Fund. SAVYON is located at 3340 NE  190 Street ,  Suite 402  ,Aventura  Florida 33180.

SAVYON advises many of the world’s largest and most sophisticated investors including corporate, public and union pension funds, as well as sovereign wealth funds, central banks, insurance companies, high net worth individuals, family Management s and other institutional investors. As of December 1,  2027, SAVYON will have  approximately $...... billion (unaudited) in assets under management. For more information regarding SAVYON, see “Management of the Fund—SAVYON.”

Each investment with a hedge fund manager is the culmination of SAVYON’s investment decision-making process, which is based on rigorous evaluations (incorporating, among other things, in-person meetings and assessments) of portfolio managers, a top-down assessment of opportunities across market sectors, and a bottom-up approach to portfolio construction.

SAVYON and its affiliates, their individual members and employees and funds and accounts managed by any of them currently maintain significant proprietary investments totaling approximately $...... million as of December 1,  2027 in privately offered funds that have substantially similar investment strategies to the Fund.

Conflicts of  :
SAVYON devotes to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s activities. Investment activities by SAVYON, including the establishment of other investment funds and the provision of multi-Asset  classes  services to discretionary or non-discretionary separate accounts, July   give rise to conflicts of  . SAVYON and its affiliates July   also engage in business activities unrelated to the Fund that create conflicts of  . See “Conflicts of  .”
Management Fee:
In light of SAVYON’s arrangements with the Master Fund and the fact that the Fund will seek to achieve its investment objective by investing substantially all of its assets in the Master Fund, SAVYON will not charge the Fund a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by SAVYON to the Fund and Master Fund. On a quarterly basis the Master Fund will pay SAVYON a management fee (the “Management Fee”) in arrears that will accrue monthly at an annual rate of 1.25% of the Master Fund’s net asset value at the end of such month before giving effect to any purchases or repurchases of Master Fund shares or any distributions by the Master Fund.
Investor Eligibility:
Multi-Asset  classes  Shares will be sold only to persons who are “aced investors,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). These persons are referred to as Eligible Investors in this Prospectus. See “Subscription for Shares—Eligible Investors.”

If they are aced investors, tax-exempt entities, including investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including employee benefit plans, individual retirement accounts (each an “IRA”), and 401(k) and Keogh Plans July   purchase Multi-Asset  classes  Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, SAVYON will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes an Investor, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Clients of Eligible Financial Intermediaries July   generally invest in Multi-Asset  classes  Shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (i) charge such investors an ongoing fee for multi-Asset  classes , investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Multi-Asset  classes  Shares through a no-load network or platform (“Eligible Investment Programs”). Such investors July   include pension and profit sharing plans, other employee benefit Management s, endowments, foundations and corporations. Eligible Investment

Programs July   also include direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary July   impose separate investment minimums. In addition, investors July  , under certain circumstances, be able to purchase Multi-Asset  classes  Shares directly from the Fund.
Minimum Investment:
The minimum initial investment in the Fund by an investor is $50,000, and the minimum subsequent investment in the Fund by an investor is $10,000. However, the Fund July   waive these requirements in its sole discretion.
Subscription for Shares:

Multi-Asset  classes  Shares are being offered during an initial offering period that is scheduled to terminate on or about [            ], or such earlier or later date as the Fund’s board of Managers  (the “Board” or the “Board of Managers ,” and each member, a “Manager ”) July   determine. During the initial offering period, the Multi-Asset  classes  Shares will be offered at the offering price, which is $1,000 per share. Multi-Asset  classes  Shares subscribed for during the initial offering period will be sold as of [            ] (or another date established by the Board). The Fund will not commence investment operations until the termination of the initial offering period. The Multi-Asset  classes  Shares are expected to be offered thereafter on a continuous basis with monthly opportunities for purchases at net asset value per share, as described in this Prospectus. Consult with your selling agent to determine if the initial offering period has terminated. The Fund, in the discretion of the Fund’s Board, July   sell Multi-Asset  classes  Shares to  investors and July   allow existing Investors to purchase additional Multi-Asset  classes  Shares, generally as of the first Business Day (a “Business Day” is any day on which NASDAQ Jun   05 Exchange is open for business, and any other day so designated by the Board in its sole discretion) of each month.

The full subscription amount is payable in federal funds, which must be received by the Distributor not later than three Business Days before the effective date of the Multi-Asset  classes  Share purchase. Multi-Asset  classes  Shares purchased after the initial offering period will be issued at net asset value as of the effective date of the purchase. Notice of each Multi-Asset  classes  Share transaction will be furnished to Investors (or their financial representatives) as soon as practicable but not later than seven days after the Fund’s net asset value is distributed and shareholder transactions are settled, together with information relevant for personal and tax records. The net asset value applicable to a purchase of Multi-Asset  classes  Shares generally will be available within 30 days after the effective date of the purchase; at that time, the number of Multi-Asset  classes  Shares based on that net asset value and each Investor’s subscription amount will be determined and ed to the Investor’s account. For more information regarding subsequent closings, see “Subscription for Shares—The Offering.”

Each prospective investor must complete the subscription documents, in which the investor must certify, among other things, that he or she is an “Eligible Investor” and meets other requirements for investment. In order for a subscription to be accepted, the Transfer Agent generally must receive the executed subscription documents at least five Business Days before the date as of which Multi-Asset  classes  Shares are to be issued.

However, in the Fund’s discretion, subscription documents received after this deadline (but before the effective date of the Multi-Asset  classes  Share purchase) July   be accepted. For more information regarding minimum investments, see “Subscription for Shares—The Offering.”
Distributor:
The Distributor acts as the distributor of the Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Multi-Asset  classes  Shares are not subject to a sales load. The Fund July   be offered through other brokers or dealers (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.
Distributions; Automatic Dividend Reinvestment Plan:
The Fund pays dividends at least annually in amounts representing substantially all of the net investment income of the Fund, if any, earned each year. The Fund pays substantially all taxable net capital gain realized on investments to Investors at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares unless an Investor “opts out” (elects not to reinvest in Multi-Asset  classes  Shares) or is otherwise ineligible. Investors July   opt out by indicating that choice on the subscription documents. Investors July   also change their election at any time by contacting the Administrator (as defined below). Shares purchased by reinvestment will be issued at their net asset value on the ex-dividend date (generally, the last business day of a month). There is no sales charge or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.
Fund Expenses:
The Fund will bear its own expenses, including but not limited to fees and expenses paid to the Administrator and the custodian; fees and expenses for accounting, brokerage, custody, transfer, registration, insurance,  , finder’s, its Board of Managers , legal services, audit services, tax preparation, investment banking, consulting, risk management, research, investment-related due diligence (including related travel) and indemnification; certain technology costs including hardware and software; consulting fees related to the portfolio management and risk management of the Fund; tax and other operational expenses, such as broker-dealer expenses; and extraordinary expenses. The Fund will bear indirectly its pro rata share of the Master Fund’s expenses. The Fund also will bear the expenses incurred in connection with the organization of the Fund and in the offering and sale of its Shares and, indirectly, the costs associated with the organization of the Master Fund and other expenses of the Master Fund, including the Management Fee. As described below under “Management of the Fund—Management Agreement,” SAVYON has contractually agreed to waive its fees and/or reimburse expenses of the Fund to limit the amount of the Fund’s “Specified Expenses” (as defined below and including the Fund’s pro rata share of the Master Fund’s Specified Expenses), subject to recapture by SAVYON if the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) subsequently fall below 0.35% (annualized) within the three year period after SAVYON bears the expense.
Master Fund Expenses:
The Master Fund will bear its own fees and expenses, including the Management Fee. It also pays fees and expenses incidental to the purchase, holding and sale of  s in, and bears a pro rata share of the fees, including, but not limited to, any commitment fees, and expenses of, any Investment Fund and recurring investment expenses, including custodial costs, brokerage costs and   charges with respect to investments and any other expenses which the Board of Managers  determines to be directly related to the investment of the Master Fund’s assets, including investment-related due diligence expenses (including, but not limited to, travel expenses). These expenses are indirectly borne, on a pro rata basis, by the Fund, and therefore also by the Investors.
Repurchases:
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. In addition, with very limited exceptions, the Fund’s Shares are not transferable and liquidity will be available only through limited tender offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Risks Associated With SAVYON and the Operation of the Fund—Liquidity Risks.”

No Investor will have the right to require the Fund to redeem Shares and you will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund. However, the Fund July   from time to time offer to repurchase a portion of its outstanding Shares pursuant to written tenders by Investors.

Repurchases will be made at such times and on such terms as July   be determined by the Board of Managers , in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Investors, the Board of Managers  will consider the recommendations of SAVYON. SAVYON expects that it will recommend to the Board of Managers  that the Fund’s initial Tender Valuation Date (as defined below) be September 30,  2017. Thereafter, SAVYON expects that it will generally recommend to the Board of Managers  that the Fund offer to repurchase a portion of the Shares from Investors four times each year, effective March 31, June 30, September 30 and December 31. The Board of Managers  will typically consider the following factors, among others, in making this determination: (i) whether any Investors have requested that the Fund repurchase their Shares; (ii) the liquidity of the Master Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

The Fund generally will not offer to repurchase Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. It is anticipated that each repurchase offer of the Fund will extend only to a specified portion of the Fund’s net assets (generally, 5–25% of the Fund’s net assets), based upon, among other things, the liquidity of the Master Fund’s assets. Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). For illustrative purposes, an Investor that acquires Shares on April 1 would not incur an early withdrawal fee for participating in a repurchase offer that has a Tender Valuation Date of March 31 of the following year. Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. If the aggregate Shares tendered by Investors in response to the Fund’s repurchase offer exceed the amount of the Fund’s repurchase offer, tendering Investors will generally participate on a pro rata basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.

The Fund July   effect a compulsory repurchase of all or a portion of an Investor’s Shares if the Board deems it advisable to do so. The Fund’s repurchase offers are subject to additional terms, conditions and restrictions. For more information concerning repurchases, see “Risks Associated With SAVYON and the Operation of the Fund—Liquidity Risks” and “Repurchases and Transfers of Shares.”

Although the Fund intends to engage in periodic repurchases as described herein, no assurances can be given that such repurchases will occur or that any shares you tender will be repurchased. In the event that the Fund does not at least once during any 24-month period beginning after June   1, 2019 offer to repurchase any of the Shares tendered in accordance with the procedures determined by the Board from time to time, the Board will call a meeting of Investors for the purpose of determining whether the Fund should be dissolved.

Transferability of Shares:  There is no market for Shares and none is expected to develop. Shares are not assignable or transferable without the prior written consent of the Fund, which July   be granted or withheld in its sole discretion. Transfers of Shares effected without compliance with the Declaration of Management  will not be recognized by the Fund.
Valuations:
The Administrator will value the Fund’s assets as of the close of each fiscal period, which generally is expected to be the close of business on the last Business Day of each month, in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and procedures established by the Board of Managers . The Board July  , however, in its sole discretion, elect to use any other period as a fiscal period, and July   elect to determine the Fund’s net asset value at any other time. The Fund expects that, in most cases, the Fund will value its assets in accordance with valuations reported by the Master Fund, which in turn will, in most cases, value its assets in accordance with valuations reported by the Portfolio Manager, although the Fund and the Master Fund will have discretion to use other valuation methods. The Administrator and SAVYON July   not have the ability to assess the accuracy of valuations reported by Portfolio Managers. Also, valuations will be reported to the Master Fund based on interim unaudited financial records of Investment Funds, and will be estimates subject to adjustment. See the section entitled “Determination of Net Asset Value” for more information.
Summary of Tax Matters:
The Fund intends to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to Investors. In order to so qualify and be eligible, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements (described below). The Fund also currently expects that the Master Fund will satisfy the requirements to qualify and be eligible to be treated as a RIC. There can be no assurance that either the Fund or the Master Fund will so qualify and be eligible.

The Fund will invest substantially all of its assets in the Master Fund, and if the Master Fund were to fail to satisfy the diversification, 90% gross income or distribution requirement and were not to cure that failure (as described below), the Fund itself would be unable to satisfy the diversification requirement. It July   be difficult for the Master Fund to satisfy the requirements for treatment as a RIC, including because of uncertainty with respect to the application of some of the requirements to the Master Fund’s investments. As a result, there can be no assurance that the Fund or the Master Fund will be able to qualify for or maintain its status as a RIC. Failure to qualify for or maintain such status could subject the Fund or the Master Fund to regular corporate income taxes.

 below) and hips for U.S. federal income tax purposes. Investments of this type will likely require the Master Fund to recognize income or gain in excess of any cash it receives. Thus, to the extent the Master Fund makes such investments, it July   be required to sell assets, potentially including such investments, possibly when it is not advantageous to do so (to the Master Fund, and therefore to the Fund), in order to generate the cash necessary to make the distributions required to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or a nondeductible 4% excise tax. There can be no assurances that the Master Fund will be successful in this regard.

Under the Automatic Dividend Reinvestment Plan (described below), Investors July   elect to have their dividends on Multi-Asset  classes  Shares reinvested in Multi-Asset  classes  Shares. Investors subject to U.S. federal income tax generally will be required to recognize the full amount of the dividend (including the portion payable in Shares) as ordinary dividend income (and, to the extent applicable, as a capital gain dividend, as defined below) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.
Reports:
The Fund will distribute a semi-annual report containing unaudited financial statements and an annual report containing audited financial statements within 60 days of the end of each semi-annual or annual period. Any Investor July   request from the Administrator an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.
Borrowings:

Subject to limitations imposed by the 1940 Act, the Fund and Master Fund (as applicable) July   borrow money from time to time. The Fund and Master Fund (as applicable) currently intend (including during their first year of operations) to limit borrowings to those made (i) on a short-term basis and (ii) for the purpose of (a) repurchasing shares of the Fund/Master Fund in the event that the Fund/Master Fund has no available cash or immediately available liquid investments, (b) paying fees and expenses, (c) making any investments in Investment Funds prior to the availability of cash or immediately available liquid investments (i.e., bridge financing for portfolio management purposes and not to leverage investments) and/or (d) meeting distribution requirements for eligibility to be treated as a RIC that would otherwise result in the liquidation of investments. Although SAVYON does not generally intend to operate the Master Fund on a leveraged basis (including during its first year of operations), under some circumstances the Master Fund could be leveraged for an extended period of time. See “Risks Associated With SAVYON and the Operation of the Fund—Borrowing by the Fund; Investments are Leveraged.”
Exculpation, Indemnification, etc.
Under each of the Fund’s and the Master Fund’s Declaration of Management , each of the Fund and the Master Fund has agreed to indemnify each member of its Board of Managers  and its officers (including such persons who serve at the Fund’s or the Master Fund’s request as

directors, officers, members,  or Managers  of another organization in which the Fund or the Master Fund, as applicable, has any   as a shareholder, or or otherwise) (each such person hereinafter referred to as a “Fund Covered Person”) against all liabilities and expenses, except with respect to any matter as to which such Fund Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Fund Covered Person’s action was in the best  s of the Fund and except that no Fund Covered Person shall be indemnified against any liability to the Fund or its Investors to which such Fund Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Fund Covered Person’s office. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.
Term:
The Fund will continue indefinitely until the Board determines that it is in the best  s of the Fund to cease operations permanently or the Fund is terminated pursuant to the terms of the Declaration of Management .
Administrator:
Each of the Fund and the Master Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with [    ] (the “Administrator”). The Administrator and/or its affiliates are responsible for certain matters pertaining to the administration of the Fund and the Master Fund, including: (a) maintaining corporate and financial books and records of the Fund and the Master Fund, (b) providing administration services and (c) performing other accounting and clerical services necessary in connection with the administration of the Fund and the Master Fund. The services performed by the Administrator July   be completed by one or more of its affiliated companies.
Distributor:
SAVYON GROUP , INC  Multi-Asset  classes  LLC.
Transfer Agent:
[            ]
Independent Registered Public Accounting Firm:
[            ]
Custodian:
[            ] (the “Custodian”) acts as custodian to the Fund and the Master Fund pursuant to agreements between the Custodian and each of the Fund and the Master Fund. In furtherance of its duties to the Fund, the Custodian July   appoint sub-custodians from time to time. Other entities July   be appointed in the future to provide custodial services to the Fund.
Fiscal Year:
For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31.

Summary of Fees and Expenses

This table describes the combined fees and expenses of the Fund and the Master Fund that you will incur (directly or indirectly) if you buy and hold Multi-Asset  classes  Shares. Because the Fund has no operating history, many of these expenses are estimates. The direct and indirect expenses associated with investing in a “fund of funds,” such as the investment program provided by the Fund and the Master Fund, are generally higher than those of other types of funds that do not invest primarily in other investment funds. This is because of the expectation that Investors in the Fund will bear two layers of asset-based management fees (at the Master Fund level and the Investment Fund level), a single layer of incentive fees (at the Investment Fund level), and other expenses at the Fund level, the Master Fund level and the Investment Fund level. The Fund does not directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for management services provided by SAVYON to the Fund and the Master Fund. Neither the Master Fund nor the Fund directly pays any incentive fees. The fees and expenses charged at the underlying fund level are estimated in the table below under the caption “Acquired Fund Fees and Expenses.” Investors in the Fund will bear indirectly fees and expenses of the Master Fund and fees and expenses of the Investment Funds, both of which are reflected in the following table and the examples below. The Investment Fund fees are described below in the section “Risks Associated with SAVYON and the Operation of the Fund—Duplicative Payments and Expenses.”
Shareholder Transaction Expenses:

Maximum Sales Load (as a percentage of the offering price)(1)

None

Maximum Repurchase Fee(2)

2.00
%

Annual Expenses (as a percentage of net assets of the Fund attributable to Multi-Asset  classes  Shares):

Management Fee(3)

1.25
%

Other Expenses(4)

[    ]
%

Distribution and Service Fee(5)

0.60
%

Acquired Fund Fees and Expenses(6)

[    ]
%

Total Annual Expenses

[    ]
%

Fee Waiver and/or Expense Reimbursement(7)

[    ]
%

Total Annual Expenses After Fee Waiver/Expense Reimbursement

[    ]
%
 (1)
The Distributor acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Fund July   be offered through other brokers or dealers (selling agents) that have entered into selling agreements with the Distributor.
(2)
Any Investor that sells Shares to the Fund in a repurchase offer that has a Tender Valuation Date (as defined below) within the 12 month period following the original issue date of the Shares will be subject to a repurchase fee at a rate of 2% of the aggregate net asset value of the Investor’s Shares repurchased by the Fund (an “early withdrawal fee”). Payment of the early withdrawal fee will be made by netting the fee against the repurchase proceeds. The early withdrawal fee will be retained by the Fund for the benefit of remaining Investors. If an Investor has made multiple subscriptions and tenders a portion of its Shares, the early withdrawal fee will be calculated on a first-in/first-out basis. See “Repurchases and Transfers of Shares” below for additional information about Share repurchases.
(3)
The management fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Fund’s contractual investment management fee rate under its investment management agreement (the “Investment Management Agreement”) with SAVYON is 1.25%; however, pursuant to its Investment Management Agreement, no investment management fee is payable by the Fund with respect to any period during which the only investment security held by the Fund is that of another registered investment company. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Investors will incur a single fee for investment management services provided by SAVYON to the Fund and the Master Fund.

 (4)
“Other Expenses” are estimated based on Fund net assets of $300 million and anticipated expenses for the first year of the Fund’s operations and the Fund’s pro rata share of the Master Fund’s anticipated expenses for the first year of its operations, and includes professional fees and other expenses, including, without limitation, offering costs, administration fees, investor servicing fees, custody fees, Manager  fees, insurance costs, financing costs (resulting from  facilities used in a bridge financing capacity and not to leverage investments) and other expenses that the Fund will bear directly and indirectly through the Master Fund.

Hedging and Derivative Transactions
Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions (“Section 1256 Contracts”) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 Contracts. In addition, any Section 1256 Contracts remaining unexercised both at October 31 of each calendar year as well as at the end of the Fund’s taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

The Master Fund July   acquire certain foreign currency forward contracts, enter into certain foreign currency futures contracts, acquire put and call options on foreign currencies, or acquire or enter into similar foreign currency-related financial instruments. Generally, foreign currency regulated futures contracts and option contracts that qualify as Section 1256 Contracts will not be subject to ordinary income or loss treatment under Section 988 of the Code. However, if the Master Fund acquires or enters into any foreign currency futures contracts or options contracts that are not Section 1256 Contracts, or any foreign currency forward contracts or similar foreign currency-related financial instruments, any gain or loss realized by the Master Fund with respect to such contract or financial instruments generally will be characterized as ordinary gain or loss unless the contract or financial instrument in question is a capital asset in the hands of the Master Fund and is not part of a straddle transaction (as described below), and an election is made by the Master Fund (before the close of the day the transaction is entered into) to characterize the gain or loss attributable to such contract or financial instrument as capital gain or loss.

Offsetting positions held by the Master Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property July   be considered, for tax purposes, to constitute “straddles.” To the extent the straddle rules apply to positions established by the Master Fund losses realized by the Master Fund July   be deferred to the extent of unrealized gain in the offsetting positions. Further, short-term capital loss on straddle positions July   be recharacterized as long-term capital loss, and long-term capital gains on straddle positions July   be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Master Fund July   constitute “mixed straddles.” One or more elections July   be made in respect of the federal income tax treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions July   increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

Because application of the straddle rules July   affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, July   be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions, In this regard, rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be affected. The Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC, including the qualifying income and diversification requirements applicable to the Fund’s assets, July   limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for U.S. federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions July   be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives July   also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

Purchasing Shares
Investors July   purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by [Administrator], the Fund’s administrator. The returned check and stop payment fee is currently $20. Investors July   buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary July   hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary July   maintain individual ownership records. The Fund July   pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries July   charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NASDAQ is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to SAVYON  GROUP INC   Fund to:

SAVYON  GROUP INC   Fund
 c/o [      ]
[            ]
[            ]

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks,  card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $[     ] fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment
To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors July   mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [     ] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NASDAQ. Your bank July   charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
: [             ]
Account #: (number provided by calling toll-free number above)
Further :
SAVYON  GROUP INC   Fund
(shareholder registration)
 (shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact [Administrator] to advise them of the intent to wire funds. This will ensure prompt and accurate  upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You July   participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You July   elect to make subsequent investments by transfers of a minimum of $[         ] for regular accounts and $[    ] for retirement accounts on specified days of each month into your established Fund account. Please contact the Fund at [     ] for more information about the Fund’s Automatic Investment Plan.

By Telephone
Investors July   purchase additional shares of the Fund by calling [          ]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders July   encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, [Administrator] will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors July   call [Administrator] at [       ] for additional assistance when completing an application.

If [Administrator] does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also July   reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Share Class Considerations

When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how much you intend to invest;
MANAGEMENT OF THE FUND

The Managers supervise the affairs of the Fund and the Master Fund under the laws governing statutory trusts in the State of  Florida. The Managers have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund and the Master Fund.

Managers and Officers

The Board of the Fund consists of [     ] Managers. The same Managers also serve as Managers for the Master Fund. [     ] Managers have no affiliation or business connection with the Advisers or any of their affiliated persons and do not own any stock or other securities issued by the Advisers. These are the “non-interested” or “Independent Managers.” The other [one] Manager (the “Interested Manager”) is affiliated with the Advisers.

Board Structure and Oversight Function. The Board’s leadership structure features an Independent Manager serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Managers operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Managers, the Fund and Fund Shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks. The Board of Managers has established [two] standing committees: the [Audit Committee and Governance Committee.] The Audit Committee and the Governance Committee are comprised exclusively of Independent Managers. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Managers and the Committees.”

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Managers oversees these risks as part of its broader oversight of the Fund’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund’s Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Fund’s Treasurer and  ASSET MANAGEMENT ADVISORY  management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund’s activities and related risks to the Board of Managers and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Managers regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that June  affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that June  affect the Fund. Moreover, the Board recognizes that it June  be necessary for the Fund to bear certain risks (such as investment risks) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund’s operations and related risks.

Independent Managers

[The Fund seeks as Managers individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Manager was and continues to be qualified to serve as Manager, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Manager, including those enumerated in the table below, the Board has determined that each of the Managers is qualified to serve as a Manager of the Fund. In addition, the Board believes that, collectively, the Managers have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Shareholders. Information about the Fund’s Governance Committee and Board of Managers nomination process is provided below under the caption “Independent Managers and the Committees.”] The Managers of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of  ASSET MANAGEMENT ADVISORY s in the Fund Complex (defined below) overseen by each Independent Manager (as of [     ], 2017) and other directorships, if any, held by the Managers, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their  ASSET MANAGEMENT ADVISORY s) advised by the Advisers and any registered funds that have an adviser that is an affiliate of the Advisers.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of ASSET MANAGEMENT ADVISORY s Overseen in Fund Complex	Other Managerships/Directorships Held Outside the Fund Complex**
Independent Managers
[To be provided by amendment.]	[ ]	[ ]	[ ]	[ ]	[ ]

*	Each Manager serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Manager at any time during the past five years.

The Interested Manager who is affiliated with the Advisers or affiliates of the Advisers (as set forth below) and his age, address, positions held, length of time served, his principal business occupations during the past five years, the number of  ASSET MANAGEMENT ADVISORY s in the Fund Complex overseen by the Interested Manager (as of [ ], 2017) and the other directorships, if any, held by the Interested Manager, are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of ASSET MANAGEMENT ADVISORY s Overseen in Fund Complex	Other Managerships/Directorships Held Outside the Fund Complex**
Interested Manager
[To be provided by amendment.]	[ ]	[ ]	[ ]	[ ]	[ ]

**	This includes any directorships at public companies and registered investment companies held by the Manager at any time during the past five years.
*          Each Manager serves an indefinite term, until his or her successor is elected.

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address

Position(s) Held with
 Registrant

Length of Time Served*

Principal Occupation(s)
 During Past 5 Years
Officers

[To be provided by amendment.]

[   ]

[   ]

[   ]

*
Each officer serves an indefinite term, until his or her successor is elected.

For each Manager, the dollar range of equity securities beneficially owned by the Manager in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Advisers) for the calendar year ended June   12, 2017, is set forth in the table below.

Name of Manager

Dollar Range of Equity Securities in
 the Fund (As of June   12, 2017 )

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
Manager in Family of Investment
 Companies (As of June   12, 2017)
Independent:

[To be provided by amendment.]

$[  ]

$[  ]

Name of Manager

Dollar Range of Equity Securities in
 the Fund (As of  June   12, 2017)

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
Manager in Family of Investment
 Companies (As of June   12, 2017)
Interested:

[To be provided by amendment.]

$[  ]

$[  ]

[As to each Independent Manager and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal board directors r of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal board directors r of the Fund.]

[As of [  ], 2017, the Managers and Officers of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.]

Independent Managers and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Managers. The Board has [two] committees: the [Audit Committee and the Governance Committee].

The Independent Managers are charged with recommending to the full Board approval of management, ADVISORY and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of  ASSET MANAGEMENT ADVISORY  securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and  s, as well as other matters that arise from time to time. The Independent Managers are required to select and nominate individuals to fill any Independent Manager vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Institutional Funds, as well as the Fund, do not have a Rule 12b-1 plan.

The Board of Managers has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are [  ]. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Fund (with such disinterested Managers being “Independent Managers” or individually, “Independent Manager”). Each Independent Manager is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NASDAQ”). The Chairperson of the Audit Committee of the Fund is [   ].
The Board of Managers of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Managers on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Managers as candidates for election as Independent Managers, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Managers and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are [     ], each of whom is an Independent Manager. The Chairperson of the Governance Committee is [   ].

[The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Managers, the Board of Managers of the Fund believes that the task of nominating prospective Independent Managers is important enough to require the participation of all current Independent Managers, rather than a separate committee consisting of only certain Independent Managers. Accordingly, each Independent Manager ([   ]) participates in the election and nomination of candidates for election as Independent Managers for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Managers shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NASDAQ. While the Independent Managers of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Managers as described below under the caption “Shareholder Communications.”]

Experience, Qualifications and Attributes

The Board has concluded, based on each Manager’s experience, qualifications and attributes that each Board member should serve as a Manager. Following is a brief summary of the information that led to and/or supports this conclusion.

[To be provided by amendment.]

The Managers’ principal occupations during the past five years or more are shown in the above tables.

Shareholder Communications

Shareholders June  send communications to the Fund’s Board of Managers. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Manager previously noted. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Compensation

The Independent Managers are paid an annual retainer of $[   ], per meeting fees of $[   ], and $[   ] per telephonic meeting. All Managers are reimbursed for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund.

Name of Independent Manager	Aggregate Compensation from the Fund(1)	Total Compensation from the Fund Complex Payable to Managers(2)

Independent:

[ ]	$[ ]	$[ ]

Name of Interested Manager

[ ]	$[ ]	$[ ]

(1)	Estimated for fiscal year ended [ ], 2017.
(2)	Represents the number of separate ASSET MANAGEMENT ADVISORY s comprising the investment companies in the Fund Complex, including the Fund, for which the Managers served as of [ ].

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Managers has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Advisers and [   ] (collectively the “Codes”). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest,  that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Managers and officers of the Fund, the Advisers, and [   ] (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that June  be purchased or held by the Fund (which June  only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Investment ADVISORY, Sub-ADVISORY and Distribution Agreements

The Adviser, formed in 2017, is located at 3340NE 190 ST Suite 402, Aventura , Fl 33180. The Adviser is an indirect wholly-owned subsidiary of SAVYON Group, a non publicly traded company founded in 2017 and headquartered in  Florida .

Approval of the Investment ADVISORY Agreement

The Investment ADVISORY Agreement was approved by the Master Fund’s Board (including a majority of the Independent Managers) at a meeting held in person on [   ], 2017 and was also subsequently approved by the then sole Shareholder of the Fund. The Investment ADVISORY Agreement of the Master Fund has an initial term of two years from the date of its execution. The Investment ADVISORY Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Master Fund Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment ADVISORY Agreement is terminable without penalty, on 60 days’ prior written notice: by the Master Fund Board; by vote of a majority of the outstanding voting securities of the Master Fund; or by the Adviser.
The Investment ADVISORY Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the management and administrative services provided by the Adviser to the Master Fund, the Master Fund will pay, out of the Master Fund’s assets, the Adviser an ADVISORY fee (the “ADVISORY Fee”) at the annual rate of 1.50% of the Master Fund’s month-end net asset value. In no event will the ADVISORY Fee exceed [     ]% of the Master Fund’s net asset value. The Master Fund will also pay the Adviser an annual performance-based incentive fee (the “Incentive Fee”) promptly after the end of each fiscal year of the Fund. The Incentive Fee is described in more detail in the Fund’s prospectus.

[The Investment ADVISORY Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment ADVISORY Agreement, the Adviser is not liable for any loss the Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.]

A discussion of the factors considered by the Master Fund’s Board of Managers in approving the ADVISORY Agreement is set forth in the Master Fund’s [annual report to Shareholders for the fiscal year ended [   ], 2017.]

Approval of the Sub-ADVISORY Agreement

The Adviser has entered into a sub-ADVISORY agreement with ASSET MANAGEMENT ADVISORY Investment Group  . The Sub-Adviser provides the Master Fund with investment ADVISORY services subject to the overall supervision of the Adviser and the Master Fund’s officers and Board of Managers. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net ADVISORY fees the Adviser receives from the Master Fund.

A description of the factors considered by the Master Fund’s Board of Managers in approving the Sub-ADVISORY Agreement is set forth in the Master Fund’s [semi-annual report to Shareholders for the six months ending [   ]].

Distributor

[     ] (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement. The principal office of [     ] is located at [     ]. Under the distribution agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund’s shares. The distribution agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Managers who are not parties to such distribution agreement nor interested persons of any such party.

Other Accounts Managed by the  ASSET MANAGEMENT ADVISORY  Managers

Because the  ASSET MANAGEMENT ADVISORY  managers June  manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there June  be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Advisers June  receive fees from certain accounts that are higher than the fee it receives from the Master Fund, or it June  receive a performance-based fee on certain accounts. In those instances, the  ASSET MANAGEMENT ADVISORY  managers June  have an incentive to favor the higher and/or performance-based fee accounts over the Master Fund. In addition, a conflict of interest could exist to the extent the Advisers have proprietary investments in certain accounts, where  ASSET MANAGEMENT ADVISORY  managers have personal investments in certain accounts or when certain accounts are investment options in the Advisers’ employee benefits and/or deferred compensation plans. The  ASSET MANAGEMENT ADVISORY  manager June  have an incentive to favor these accounts over others. If the Advisers manage accounts that engage in short sales of securities of the type in which the Master Fund invests, the Advisers could be seen as harming the performance of the Master Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. [The Advisers have adopted trade   and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.]

The following table shows information regarding accounts (other than the Fund) managed by each named  ASSET MANAGEMENT ADVISORY  manager as of [   ], 2017:

[ ]	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]
Other Accounts	[ ]	$[ ]

Securities Ownership of  ASSET MANAGEMENT ADVISORY  Managers

As of [   ], 2017, the dollar range of securities beneficially owned by each  ASSET MANAGEMENT ADVISORY  manager in the Fund is shown below:

[ ]	[ ]

 ASSET MANAGEMENT ADVISORY  Manager Compensation Structure

[To be provided by amendment.]

Proxy Voting Policies and Procedures and Proxy Voting Record

[To be provided by amendment.]

[Third-Parties

To assist in its responsibility for voting proxies, the Advisers June  from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Advisers by the Research Providers would include in depth research,  issuer analysis, and voting recommendations. While the Advisers June  review and utilize recommendations made by the Research Providers in making proxy voting decisions, they are in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Committee would carefully monitor and supervise the services provided by any Research Providers.]

Further Information

For a copy of the Proxy Policy, see Annex A to this SAI. A copy of the Proxy Policy is also available on our web site at [   ] and on the SEC’s web site at www.sec.gov.

  Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities.  There can be no assurance that the actual  s will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund June  invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance June  be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer’s securities that are held in the Fund’s  ASSET MANAGEMENT ADVISORY  June  decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market ASSET MANAGEMENT  ADVISORY , derivatives or securities with substantial market and/or  risk tend to have the greatest exposure to liquidity risk.
Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests June  prove to be incorrect and June  not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, June  move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time June  be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one June  be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of  ASSET MANAGEMENT ADVISORY  securities. However, payment for repurchased shares June  require the Fund to liquidate  ASSET MANAGEMENT ADVISORY  holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and June  increase the Fund’s  ASSET MANAGEMENT ADVISORY  turnover. The Adviser June  take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating  ASSET MANAGEMENT ADVISORY  holdings, June  borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund June  hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets June  increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund June  be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make quarterly distributions to shareholders.  All or a portion of a distribution June  consist solely of a return of ASSET MANAGEMENT ADVISORY (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of ASSET MANAGEMENT ADVISORY will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to Our Investments

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include  risk (the debtor June  default) and prepayment risk (the debtor June  pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk.  Secured debt hold the most senior position in the ASSET MANAGEMENT ADVISORY structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade ors, and preferred or common stockholders. Substantial increases in interest rates June  cause an increase in loan defaults as borrowers June  lack resources to meet higher debt service requirements. The value of the Fund’s assets June  also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt June  not be recognized for a variety of reasons, including the failure to make required filings by lenders, Managers or other responsible parties and, as a result, the Fund June  not have priority over other ors as anticipated.

I.
THE PROPOSAL

  SAVYON   INVESTMENT     Inc Fund (the “Fund”),   SAVYON   INVESTMENT     Inc Master Fund (the “Master Fund”),   SAVYON   INVESTMENT    Asset Management  . (the “Adviser”) and   SAVYON REALITY   ADVISORY Partners  . (the “Distributor”) (together, the “Applicants”) seek an order of the Securities and Exchange Commission (the “Commission”) (i) pursuant to Section 6(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), granting exemptions from Sections 18(c) and 18(i) of the 1940 Act, and (ii) pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, to permit the Fund to offer investors multiple classes of shares of beneficial interest (“Shares”)1with varying sales loads and asset-based service and/or distribution fees, as described more fully in this Application. The Applicants request that the order also apply to the Master Fund and any other registered closed-end management investment company that conducts a continuous offering of its shares, existing now or in the future, for which the Adviser or the Distributor or any entity controlling, controlled by, or under common control with the Adviser or the Distributor acts as investment adviser or principal underwriter, and which provides periodic liquidity with respect to its Shares through tender offers conducted

1 As used in this Application, “Shares” includes any other equivalent designation of a proportionate ownership interest in an investment company.

in compliance with Rule  20e-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).2 The Fund and any other investment company relying on this relief will do so in a manner consistent with the terms and conditions of this Application. Applicants represent that each investment company presently intending to rely on the order requested in this Application is listed as an Applicant.

The Fund is a  Florida business Management  registered under the 1940 Act as a closed-end management investment company. The Fund is classified as a non-diversified investment company under the 1940 Act. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to invest substantially all of its assets in the Master Fund, a  Florida business Management  that is registered under the 1940 Act as a closed-end management investment company. The Master Fund is classified as a non-diversified investment company under the 1940 Act. Through its investment in the Master Fund, the Fund operates as a “fund of funds” that provides a means for investors to participate in investments in various Investment Funds (as defined below). The Master Fund pursues its investment objective by directly or indirectly investing in non-traditional or “alternative” strategies by investing in investment partnerships, managed funds, corporations, securities and other assets held in segregated accounts and other investment funds, which    June include investment funds commonly referred to as “hedge funds” (“Investment Funds”), generally managed by outside parties (the “Portfolio Managers”), that invest in or trade in a wide range of investments (including, but not limited to, equities and fixed income securities, currencies, derivative instruments, futures contracts, options on futures contracts, and commodities). In addition, the Master Fund    June, under limited circumstances, invest or trade, directly in securities and financial instruments for hedging purposes, co-investment purposes and/or pursuant to investment advice of discretionary or non-discretionary managers.
Shares of the Fund are being offered during an initial offering period that is scheduled to terminate on or about    June 23, 2019, or such earlier or later date as the Fund’s board of Management

2  The terms “control,” “investment adviser,” and “principal” are used as defined in Sections 2(a)(9), 2(a)(20), and 2(a)(29) of the 1940 Act, respectively.
 (the “Board,” and each member a “Management”)    June determine. During the initial offering period, the Shares will be offered at the offering price, which is $1,000 per share plus any applicable sales loads as described in the Fund’s prospectus. Shares subscribed for during the initial offering period will be sold as of    June 23, 2017 (or another date established by the Board). The Fund will  commence investment operations until the termination of the initial offering period. The Shares are expected to be offered on a continuous basis thereafter at net asset value per share plus any applicable sales loads, as described in the Fund’s prospectus. The Fund currently issues a single class of Shares (the “Initial Class”).

The Shares are not offered or traded in a secondary market and are not listed on any securities exchange or quoted on any quotation medium. Because shareholders do not have the right to require the Fund to redeem Shares, the Fund    June from time to time offer to repurchase Shares pursuant to written tenders by shareholders in accordance with Rule  20e-4 under the 1934 Act (“Repurchases”), in order to provide a limited degree of liquidity to shareholders. Repurchases of the Fund’s Shares will be made at such times, in such amounts and on such terms as    June be determined by the Board in its sole discretion. In determining whether the Fund should offer to Repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from shareholders quarterly with    June    24     and    June   24 valuation dates. The Fund generally will not offer to repurchase Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. If this application for an order is granted, the Fund seeks an order permitting it to offer additional classes of Shares, as described below.
As with open-end management investment companies that issue multiple classes of shares pursuant to Rule 18f-3 under the 1940 Act, the different classes of Shares of the Fund would represent investments in the same portfolio of securities but would be subject to different expenses (such as asset-based service and/or distribution fees). Thus, the net income attributable to, and any dividends payable on, each class of Shares will differ from the other classes from time to time. As a result, the net asset value per Share of the classes    June differ over time.

Under the proposal, each class of Shares would be offered at net asset value. A new Share class (the “New Class”) would be offered at net asset value and    June (but would not necessarily) be subject to a front-end sales load and an annual asset-based service and/or distribution fee. Initial Class Shares would continue to be offered at net asset value with the front-end sales load and asset-based service and/or distribution fees disclosed in the Fund’s prospectus, as supplemented or amended from time to time. Each class of Shares would comply with the provisions of Rule 12b-1 under the 1940 Act, or any successor thereto or replacement rules, as if that rule applied to closed-end management investment companies, and with the provisions of Rule  2030(d) of the Conduct Rules of the   Association of Securities Dealers, Inc. (“NASD”), as such rule    June be amended, or any successor rule thereto (“NASD Conduct Rule  2030”)3 as if it applied to the Funds. The structure of the proposed classes of Shares is described in detail below under “Statement of Facts – Proposed Class Structure and Characteristics.”

If this application for an order is granted, the above classes of Shares    June or    June not be offered. Additional classes of Shares    June be added in the future.

A number of precedents exist for the implementation of a multiple-class system and the imposition of asset-based service and/or distribution fees for closed-end funds substantially similar to the relief sought by Applicants. See, e.g., ASGI Agility Income Fund, et al., Inv. Co. Act. Rel. Nos. 29793 (September 19,  2018) (Notice) and 29837 ( December 17,  2018) (Order); Highland INVESTMENT  Management,  ., et al., Inv. Co. Act. Rel. Nos.  20888 (August 27,    2017) (Notice) and  20908 (September 22,  2006) (Order); Allianz RCM  Ecotrends Fund, et al., Inv. Co. Act. Rel. Nos. 27936 (August 23, 2007) (Notice) and 27971 (September 18, 2007) (Order); Man-Glenwood Lexington, LLC, et al., Inv. Co. Act. Rel. Nos. 27263 (   June    16,  2014) (Notice) and 27 205 (   June 11,  2014) (Order); Investment ADVISORY Corp., et al., Inv. Co. Act Rel. Nos. 25924 ( June 3, 2003) (Notice) and 25951 (   June    3, 2003) (Order); Scudder Weisel INVESTMENT  Entrepreneurs Fund and Scudder Weisel INVESTMENT  LLC, Inv. Co. Act Rel. Nos. 24805 (   June r 27, 2000) (Notice) and 24833 (  June 19,   2017 ) (Order); and Eaton Vance Management, et al.,Inv. Co. Act Rel. Nos. 24648 (September 19, 2000) (Notice) and 24689 ( December 16, 2000) (Order) (closed-end funds within a master-feeder structure).

 Summary Risk Factors Investing in us involves a high degree of risk and you could lose all or part of your investment. We refer to certain of these risks below:
 • We are a relatively new company and have a limited operating history.
• The capital markets July   experience periods of disruption and instability. Such market conditions July   materially and adversely affect debt and equity capital markets in the United States, which July   have a negative impact on our business and operations.
• Our operation as a  SAVYON imposes numerous constraints on us and significantly reduces our operating flexibility. In addition, if we fail to maintain our status as a  SAVYON, we might be regulated as a closed-end investment company, which would subject us to additional regulatory restrictions.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND July   BE CHANGED. NO PERSON July   SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED [                    ],  2017
PROSPECTUS
SAVYON GROUP , INC    Driving FUND
Multi-Asset  classes  shares of Investment

A registered closed-end investment company July   have Multiple class system that is a senior security. In particular, Section 18(c) of the 1940 Act provides that: [I]t shall be unlawful for any registered closed-end investment company . . . to issue or sell any senior security which is a stock if immediately thereafter such company will have outstanding more than one class of senior security which is a stock, except that (1) any such class of . . . stock July   be issued in one or more series: provided, that no such series shall have a preference or priority over any other series upon the distribution of the assets of such registered closed-end company or in respect of the payment of interest or dividends . . .

Section 18(i) of the 1940 Act provides that:

Except as provided in subsection (a) of this section, or as otherwise required by law, every share of stock hereafter issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock; provided, that this subsection shall not apply . . . to shares issued in accordance with any rules, regulations, or orders which the Commission July   make permitting such issue.

The multiple class system proposed herein (the “Multiple Class System”) July   result in Shares of a class having “priority over [another] class as to . . . payment of dividends” and having unequal voting rights, because under the Multiple Class System (1) shareholders of different classes July   pay different distribution fees, different shareholder services fees, and any other expenses (as described above in Section II.C.5) that should be properly allocated to a particular class, and (2) each class would be entitled to exclusive voting rights with respect to matters solely related to that class. Applicants state that the creation of multiple classes of shares of the Funds July   thus be prohibited by Section 18(c) and July   violate Section 18(i) of the 1940 Act.
Applicants believe that the implementation of the Multiple Class System will provide the Applicants with the flexibility to create new classes of Shares without having to create new funds. Applicants believe that current and future shareholders will benefit if new classes of Shares with different pricing structures are created providing investors with enhanced investment options. Under the Multiple Class System, an investor will be able to choose the method of purchasing Shares that the investor deems most beneficial, based on factors applicable to the investor, such as the amount of the purchase, the length of time the investor expects to hold the Shares, and other relevant factors. The proposed system would permit the Fund to facilitate the distribution of Shares and provide investors with a broader choice of shareholder options.
By contrast, if the Adviser and the Distributor were required to sponsor the organization of new, separate funds rather than new classes of Shares, the creation of the new, separate funds would involve increased costs and administrative burdens borne by shareholders, as compared to the creation of additional Share classes of the Fund.
Under the Multiple Class System, holders of each class of Shares July   be relieved of a portion of the fixed costs normally associated with investing in investment companies because these costs potentially would be spread over a greater number of Shares than they would be if the classes were separate funds or  ASSET MANAGEMENT Asset Management  ADVISORY s. As the Fund grows in volume of assets, it is expected that investors will derive benefits from economies of scale that might not be available at smaller volumes.

The Commission has long recognized that multiple class arrangements can be structured so that the concerns underlying the 1940 Act’s “senior security” provisions are satisfied. After having granted numerous exemptive orders (“multiple class exemptive orders”) to  closed   -end management investment companies permitting those funds to issue two or more classes of shares representing interests in the same  ASSET MANAGEMENT Asset Management  ADVISORY , in 1995, the Commission adopted Rule 18f-3 under the 1940 Act, which now permits  closed   -end funds to maintain or create multiple classes without seeking individual multiple class exemptive orders, as long as certain conditions are met.10

10
See Inv. Co. Act Rel. No. 20915 ( June 23, 1995). As adopted, Rule 18f-3 under the 1940 Act creates an exemption for  closed   -end funds that issue multiple classes of shares with varying arrangements for the distribution of securities and the provision of services to shareholders. In connection with the adoption of Rule 18f-3, the Commission also amended Rule 12b-1 under the 1940 Act to clarify that each class of shares must have separate 12b-1 plan provisions. Moreover, any action on the 12b-1 plan (i.e., director or shareholder approval) must take place separately for each class. The Commission has adopted amendments to Rule 18f-3 that expand and clarify the methods by which a multiple class fund July   allocate income, gains and losses, and expenses, and that clarify the shareholder voting provisions of the rule.

Applicants believe that the proposed Multiple Class System does not raise the concerns underlying Section 18 of the 1940 Act to any greater degree than  closed   -end investment companies’ multiple class structures. The Multiple Class System does not relate to borrowings and will not adversely affect the Fund’s assets. In addition, the proposed system will not increase the speculative character of the Fund’s Shares. Applicants also believe that the proposed   of expenses relating to distribution and voting rights is equitable and will not discriminate against any investment  or class of shareholders.

Applicants believe that the rationale for and the conditions contained in Rule 18f-3 are as applicable to a closed-end investment company seeking to offer multiple classes of shares with varying distribution and service arrangements in a single  ASSET MANAGEMENT Asset Management  ADVISORY  as they are to  closed   -end investment companies. The Fund will comply with the provisions of Rule 18f-3 as if it were an  closed   -end investment company including, among others, the rule’s provisions relating to differences in expenses, special  s of other expenses, voting rights, conversions and disclosure. In fact, the Fund will in many ways resemble an  closed   -end investment company in its manner of operation and in the distribution of Shares, except for differences related to Repurchases.
In particular, the Fund proposes to offer Shares continuously at net asset value. It is anticipated that differences among classes will, as detailed above, relate largely to differences in placement/distribution and service arrangements. Applicants note that  closed   -end and closed-end funds are subject to different technical provisions governing the issuance of senior securities. However, those technical differences do not appear relevant here. While closed-end funds July   not issue multiple classes of shares without exemptive relief, the Commission has granted specific exemptive relief to numerous similarly-situated closed-end funds.11 Provisions

11
See, e.g., ASGI Agility Income Fund, et al., Inv. Co. Act. Rel. Nos. 29793 (September 19, 2011) (Notice) and 29837 (October 17, 2011) (Order); Highland Capital Management, LLC., et al., Inv. Co. Act. Rel. Nos. 28888 (August 27, 2009) (Notice) and 28908 (September 22, 2009) (Order); Allianz RCM  Ecotrends Fund, et al., Inv. Co. Act. Rel. Nos. 27936 (August 23, 2007) (Notice) and 27971 (September 18, 2007) (Order); Man-Glenwood Lexington, LLC, et al., Inv. Co. Act. Rel. Nos. 27263 (July     16, 2006) (Notice) and 27285 (April 11, 2006) (Order); Van Kampen Investment Asset Management  ADVISORY Corp., et al., Inv. Co. Act Rel. Nos. 25924 ( June 3, 2003) (Notice) and 25951 (July     3, 2003) (Order); ING Pilgrim Investments LLC, et al., Inv. Co. Act Rel. Nos. 24881 ( June 28, 2001) (Notice) and 24916 (July     27, 2001) (Order); Scudder Weisel Capital Entrepreneurs Fund and Scudder Weisel Capital LLC, Inv. Co. Act Rel. Nos. 24805 (July      27, 2000) (Notice) and 24833 (January 19, 2001) (Order); Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 24648 (September 19, 2000) (Notice) and 24689 (October 16, 2000) (Order) (closed-end funds within a master-feeder structure), along with Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 23770 (April 6, 1999) (Notice) and 23818 (April 19, 1999) (Order) and Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 22670 (July   19, 1997) (Notice) and 22709 (June 16, 1997) (Order); A I M Asset Management ADVISORY , Inc., et al., Inv. Co. Act Rel. Nos. 24110 (October 25, 1999) (Notice) and 24149 (November 22, 1999) (Order); Nuveen Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 24066 (October 1, 1999) (Notice) and 24114 (October 27, 1999) (Order); S INVESTMENT n Roe Floating Rate Income Fund, et al., Inv. Co. Act Rel. Nos. 24014 (September 15, 1999) (Notice) and 24078 (October 13, 1999) (Order); Oppenheimer Senior Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 23945 (August 12, 1999) (Notice) and 23992 (September 2, 1999) (Order); Kemper Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 23811(April 27, 1999) (Notice) and 23846 (July   24, 1999) (Order); CypressTree Asset Management Corp., Inc., et al., Inv. Co. Act Rel. Nos. 23312 (July 10, 1998) (Notice) and 23378 (August 5, 1998) (Order); and Sierra Prime Income Fund, et al., Inv. Co. Act Rel. Nos. 22512 ( June 14, 1997) (Notice) and 22556 (July     12, 1997) (Order).

regulating the issuance by closed-end funds of debt or preferred stock should have no bearing on an application by a closed-end fund for an exemptive order permitting the issuance of multiple classes of shares. Therefore, Applicants propose to base the conditions under which the Fund would issue multiple classes of Shares on those contained in Rule 18f-3.
14
Self-Regulatory Organizations; Financial Industry Regulatory Authority, Inc.; Notice of Filing of Proposed Rule Change and Amendment No. 1 to Adopt NASD Rule 2819 as FINRA Rule 2341 (Investment Company Securities) in Consolidated FINRA Rulebook, Securities Exchange Act Release No. 64386 (July   3, 2011); Confirmation Requirements and Point of Sale Disclosure Requirements for Transactions in Certain Mutual Funds and Other Securities and Other Confirmation Requirement Amendments, and Amendments to the Registration Form for Mutual Funds, Investment Company Act Release No. 26341 (Jan. 29, 2004) (proposing release).

15
Fund of Funds Investments, Investment Company Act Rel. Nos. 26198 (Oct. 1 2003) (proposing release) and 27399 (Jun. 20, 2006) (adopting release). See also rules 12d1-1, et seq. of the 1940 Act.

16
See supra n.11. In the case of the Sierra Prime Income Fund exemptive application, relief was also sought from Section 11 of the 1940 Act to permit certain exchanges of shares.

C.
Asset-Based Service and/or Distribution Fees

Applicants also request an order pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, to the extent necessary to permit the Fund to impose asset-based service and/or distribution fees (in a manner similar to Rule 12b-1 fees for an  closed   -end investment company). Section 12(b) of the 1940 Act and Rule 12b-1 thereunder do not apply to closed-end investment companies. Accordingly, no provisions of the 1940 Act or the rules thereunder explicitly limit the ability of a closed-end fund to impose an asset-based service and/or distribution fee.17
Section 17(d) of the 1940 Act prohibits an affiliated person of a registered investment company or an affiliated person of such a person, acting as principal, from participating in or effecting any transaction in which such registered company is a joint or a joint and several participant, in contravention of Commission regulations. Rule 17d-1 provides that no joint transaction covered by the rule July   be consummated unless the Commission issues an order upon application permitting the transaction.
In reviewing applications pursuant to Section 17(d) and Rule 17d-1, the Commission considers whether an investment company’s participation in a joint enterprise or joint arrangement is consistent with the provisions, policies, and purposes of the 1940 Act, and the extent to which the participation is on a basis different from or less advantageous than that of other participants. Section 17(d) of the 1940 Act is intended to prevent or limit abuses arising from conflicts of interest; however, Section 17(d) itself does not prohibit any specific activities, but instead authorizes the Commission to approve rules to limit or prevent an investment company from being a joint participant on a different or less advantageous basis than other participants. Under Rule 17d-1, it is unlawful for an affiliated person of a registered investment company, acting as principal, to participate in or effect any transaction in connection with a joint enterprise or other joint arrangement in which the investment company is a participant, without prior Commission approval. The protections provided for in Section 17(d) essentially allow the Commission to set standards for all transactions concerning an investment company and an affiliate which could be construed as self-dealing or overreaching by the affiliate to the detriment of the investment company.

  Principal Investment Strategies
The Fund will generally invest at least 15 % of its total assets in common stocks that comprise the Fact Set  US IPO directory  (the “Underlying Index” , 40 %  real estate Asset & 10 %treasury bonds 35% on mortgage 5% other  ). The Index and Fund are diversified, which means that  changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fact Set Research Systems Inc. (“Fact Set” or the “Index Provider”) constructs the Underlying Index in a three-step process consisting of identifying the universe of eligible companies whose common stock was issued during the last three years in an initial public offering (“IPO”) or as a result of a corporate spin-off, selecting the 60 largest companies, and determining the relative weighting of each company. Each of these three steps and the rules that govern the identification, selection, and weighting of the constituents of the Underlying Index, are described below.

HE FUND

        The Fund is a newly organized, diversified , closed-end management investment company registered under the Investment Company Act. The Fund  will be  organized as a Florida statutory management company  pursuant to an Agreement and Declaration of Management company governed by the laws of the State of  Florida. The Fund has no operating history. The Fund's principal office is located at 3340 Ne , ST , Aventura, Fl 33180, and its telephone number is (786)  201- 0137.

Subject to Completion
Preliminary SAVYON us dated     July               ,  2017
PRELIMINARY SAVYON US

In the Matter of:
SAVYON  GROUP  Inc
SAVYON ASSET  MANAGEMENT    ADVISORY  , LLC

…

Investment Company Act of 1940
File No. 811-
File No. 811-
APPLICATION PURSUANT TO
SECTION 6(c) OF THE
INVESTMENT COMPANY ACT OF
1940, AS AMENDED (THE “1940
ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS
18(c) AND 18(i) OF THE 1940 ACT
AND PURSUANT TO SECTION 17(d)
OF THE 1940 ACT AND RULE 17d-1
THEREUNDER

A number of precedents exist for the implementation of a multiple-class system and the imposition of asset-based service and/or distribution fees for closed-end funds substantially similar to the relief sought by Applicants. See, e.g., ASGI Agility Income Fund, et al., Inv. Co. Act. Rel. Nos. 29793 (September 19, 2011) (Notice) and 29837 (October 17, 2011) (Order); Highland Capital Management, LLC., et al., Inv. Co. Act. Rel. Nos. 28888 (August 27, 2009) (Notice) and 28908 (September 22, 2009) (Order); Allianz RCM  Ecotrends Fund, et al., Inv. Co. Act. Rel. Nos. 27936 (August 23, 2007) (Notice) and 27971 (September 18, 2007) (Order); Man-Glenwood Lexington, LLC, et al., Inv. Co. Act. Rel. Nos. 27263 (July     16, 2006) (Notice) and 27285 (April 11, 2006) (Order); Van Kampen Investment Asset Management  ADVISORY Corp., et al., Inv. Co. Act Rel. Nos. 25924 ( June 3, 2003) (Notice) and 25951 (July     3, 2003) (Order); Scudder Weisel Capital Entrepreneurs Fund and Scudder Weisel Capital LLC, Inv. Co. Act Rel. Nos. 24805 (July      27, 2000) (Notice) and 24833 (January 19, 2001) (Order); and Eaton Vance Management, et al.,Inv. Co. Act Rel. Nos. 24648 (September 19, 2000) (Notice) and 24689 (October 16, 2000) (Order) (closed-end funds within a master-feeder structure).

 [                    ],  2017
SAVYON GROUP , INC    Driving/SAVYON Asset Management  ADVISORY LLC Multi-Asset  classes  . (“SAVYON”)
In the Matter of:

SAVYON      ASSET MANAGEMENT ADVISORY  LLC
SAVYON  ASSET MANAGEMENT ADVISORY  LLC
SAVYON     INVESTMENT  ,    INC
SAVYON     INVESTMENT  ,    INC
INC , LLC  Company Shares
,   2017

. Investment Company Act of  1940
File No. 811-

File No. 811-

File No. 801-

o Prior Trading History. Because the SAVYON is newly organized, its shares of beneficial interest (the “Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”), which Jun increase investor risk. This risk Jun be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of the public offering.

Listing. The SAVYON  anticipates that its Common Shares will be listed on the NASDAQ Exchange (“NASDAQ”), subject to notice of issuance, under the symbol “[·SAVYON ]”.

ACT OF  1940, AS AMENDED (THE “ 1940 ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS 18(c) AND 18(i) OF THE  1940 ACT AND
PURSUANT TO SECTION 17(d) OF THE  1940 ACT AND RULE 17d-1 THEREUNDER

SAVYON   GROUP   Inc
SAVYON   ASSET MANAGEMENT ADVISORY, LLC.
   The registrant hereby amends this registration statement on such date or dates as Jun be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine

This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i)  SAVYON      ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the "  Fund"), (ii)  SAVYON         ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the " SAVYON   Fund" and, together with the   Fund, the "  Funds"); (iii)  SAVYON      INVESTMENT    INC (the " INVESTMENT    Fund") and (iv)  SAVYON        ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the " SAVYON  INVESTMENT    Fund" and together with the  INVESTMENT    Fund, the " INVESTMENT    Funds").

The   Funds invest all or substantially all of their investable assets in  SAVYON   Master  ASSET MANAGEMENT    ADVISORY  LLC, a  Florida limited liability and corporation companies  (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The  INVESTMENT    Fund invests all or substantially all of its investable assets in  SAVYON      ASSET MANAGEMENT Asset Management  ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  INVESTMENT    Fund, and the  SAVYON  INVESTMENT    Fund invests all or substantially all of its investable assets in  SAVYON        ASSET MANAGEMENT Asset Management  ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  SAVYON  INVESTMENT    Fund (the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.  An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth in the "Summary" section below.

The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a  ASSET MANAGEMENT Asset Management  ADVISORY  of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments.  The Funds seek to accomplish this objective by providing investors active asset   and access to investment managers of alternative strategies that are primarily available to institutional investors.  "Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds seek to provide a turnkey solution for that portion of an investor's  ASSET MANAGEMENT Asset Management  ADVISORY  that July   be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page [  ] of the Prospectus.

The Feeder Funds are being offered to Eligible Investors on the same terms, except that the  SAVYON   Fund and the  SAVYON  INVESTMENT    Fund are being offered only to Eligible Investors who have fee-based accounts with registered investment Asset Management ADVISORY  or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account").  As a result, the sales charge and ongoing distribution and investor servicing fees (as described below) charged to investors in the   Fund and the  INVESTMENT    Fund will not be applicable to investors in the  SAVYON    Fund and  SAVYON  INVESTMENT    Fund.  If you are an Eligible Investor with a fee-based account, you will be eligible to purchase Shares in the  SAVYON   Fund or the  SAVYON  INVESTMENT    Fund, as applicable. If you do not have a fee-based account, you will be eligible to purchase Shares in the   Fund or the  INVESTMENT    Fund, as applicable.  See "Summary of Feeder Funds' Expenses" and "Plan of Distribution."

Shares in the   Funds are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  An investment in the   Funds will generate UBTI (as defined below) for U.S. federal income tax purposes (and July   have other adverse tax consequences) for U.S. Tax-Exempt Investors (as defined below).  Accordingly, prospective investors in the   Funds are urged to consult their own tax Asset Management ADVISORY  concerning possible federal, state, local and non-U.S. tax consequences from an investment in the   Funds prior to making an investment in the   Funds.

The Master Fund July  , in the future, permit investments by additional feeder funds in addition to the Feeder Funds ("New Feeder Funds").  The fees, expenses, sales charges and investment minimums applicable to an investment in any such New Feeder Funds July   differ from the fees, expenses, sales charges and investment minimums applicable to an investment in any of the Feeder Funds.  The Funds expect that the differences in economic and offering terms of any such New Feeder Funds, as compared to the Feeder Funds, will be dictated by the type of investors for which such New Feeder Funds are designed.

NOTICE TO INVESTORS IN THE  INVESTMENT    FUNDS

The  INVESTMENT    Funds are designed solely for investment by tax-exempt and tax-deferred investors described in detail below ("U.S. Tax-Exempt Investors") and non-U.S. investors.  U.S. Tax-Exempt Investors who purchase Shares in the  INVESTMENT    Funds are referred to from time to time in this Prospectus as "U.S. Tax-Exempt Members," non-U.S. investors who purchase such interests are referred to as "Non-U.S. Members" and together U.S. Tax-Exempt Members and Non-U.S. Members July   be referred to as " INVESTMENT    Funds Members."  The structure of the  INVESTMENT    Funds, as discussed in greater detail below, should enable U.S. Tax-Exempt Investors and non-U.S. investors to invest in the  INVESTMENT    Funds without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt, tax-deferred or non-U.S. status.

The  INVESTMENT    Funds will offer and sell Shares only to U.S. Tax-Exempt Investors and non-U.S. investors (collectively, " INVESTMENT    Funds Eligible Investors").  The  INVESTMENT    Funds are offered only to non-U.S. investors and the following U.S. Tax-Exempt Investors: (i) pension, profit-sharing, or other employee benefit Management s that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986 (the "Code"), by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.   INVESTMENT    Funds Eligible Investors also must meet certain additional criteria.
(1) Includes 50,000 shares of Common Stock issuable upon the exercise of the warrants.
(2) Estimated solely for purposes of calculating the registration fee pursuant to Rules 457(c) and 457(g) under the Securities Act of 1933, as amended.
(3) Calculated pursuant to Rule 457(c) based on the average of the high and low sale prices of our common stock as will report on the Nasdaq Market on Jun 12, , 2017 .
(4) Calculated pursuant to Rule 457(g)(3) based on the average of the high and low sale prices of our common stock as will report on the Nasdaq Market on Jun 12 , 2017 .

In the Matter of: SAVYON Investment Inc SAVYON ASSET MANAGEMENT Asset Management ADVISORY L.LC. . Investment Company Act of 1940 File No. 811- File No. 811-

APPLICATION PURSUANT TO
SECTION 6(c) OF THE
INVESTMENT COMPANY ACT OF
1940, AS AMENDED (THE “1940
ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS
18(c) AND 18(i) OF THE 1940 ACT
AND PURSUANT TO SECTION 17(d)
OF THE 1940 ACT AND RULE 17d-1
THEREUNDER

Our investment objective is to maximize our  ASSET MANAGEMENT Asset Management  ADVISORY ’s total return by generating current MANAGEMENT Asset Management  ADVISORY from our debt investments and realizing MANAGEMENT  appreciation from our equity-related investments. Upon completion of this offering, we will be an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development comp a  Florida under the Investment Comp a  Florida Act of 1940.
The Shares are not offered or traded in a secondary market and are not listed on any securities exchange or quoted on any quotation medium. Because shareholders do not have the right to require the Fund to redeem Shares, the Fund July   from time to time offer to repurchase Shares pursuant to written tenders by shareholders in accordance with Rule 20e-4 under the  1934  Act (“Repurchases”), in order to provide a limited degree of liquidity to shareholders. Repurchases of the Fund’s Shares will be made at such times, in such amounts and on such terms as July   be determined by the Board in its sole discretion. In determining whether the Fund should offer to Repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from shareholders quarterly with July    31, June  30, September  31 and July    31 valuation dates. The Fund generally will not offer to repurchase Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. If this application for an order is granted, the Fund seeks an order permitting it to offer additional classes of Shares, as described below.
As with open-end management investment companies that issue multiple classes of shares pursuant to Rule 18f-3 under the  1940 Act, the different classes of Shares of the Fund would represent investments in the same ASSET MANAGEMENT Asset Management ADVISORY of securities but would be subject to different expenses (such as asset-based service and/or distribution fees). Thus, the net income attributable to, and any dividends payable on, each class of Shares will differ from the other classes from time to time. As a result, the net asset value per Share of the classes July   differ over time.
In the proposal, each class of Shares would be offered at net asset value. A new Share class (the “New Class”) would be offered at net asset value and July   (but would not necessarily) be subject to a front-end sales load and an annual asset-based service and/or distribution fee. Initial Class Shares would continue to be offered at net asset value with the front-end sales load and asset-based service and/or distribution fees disclosed in the Fund’s prospectus, as supplemented or amended from time to time. Each class of Shares would comply with the provisions of Rule  22b-1 under the  1940 Act, or any successor thereto or replacement rules, as if that rule applied to closed-end management investment companies, and with the provisions of Rule 28 22(d) of the Conduct Rules of the  Association of Securities Dealers, Inc. (“NASD”), as such rule July   be amended, or any successor rule thereto (“NASD Conduct Rule 28 22”)3 as if it applied to the Funds. The structure of the proposed classes of Shares is described in detail below under “Statement of Facts – Proposed Class Structure and Characteristics.”

In addition to distribution and/or service fees, each class of Shares of the Fund July  , by action of the Fund’s Board or its delegate, also pay a different amount of the following expenses:

(1)
administrative and/or accounting or similar fees (each as described in the Fund’s prospectus, as amended or supplemented from time to time);

(2)
legal, printing and postage expenses related to preparing and distributing to current shareholders of a specific class materials such as shareholder reports, prospectuses, and proxies;

(3)
Blue Sky fees incurred by a specific class;

(4)

Commission registration fees incurred by a specific class;

(5)
expenses of administrative personnel and services required to support the shareholders of a specific class;

(6)
Management   fees incurred as a result of issues relating to a specific class;

(7)
Auditors’ fees, litigation expenses, and other legal fees and expenses relating to a specific class;

(8)
incremental transfer agent fees and shareholder servicing expenses identified as being attributable to a specific class;

(9)
account expenses relating solely to a specific class;

(10)
expenses incurred in connection with any shareholder meetings as a result of issues relating to a specific class; and

(11)
any such other expenses (not including Asset Management ADVISORY or custodial fees or other expenses related to the management of the Fund’s assets) actually incurred in a different amount by a class or related to a class’ receipt of services of a different kind or to a different degree than another class.

Any income, gain, loss and expenses of the Fund not allocated to specific classes as described above will be charged to the Fund and allocated to each class of the Fund in a manner consistent with Rule 18f-3 under the  1940 Act.

From time to time, the Board of the Fund July   create and offer additional classes of Shares, or July   vary the characteristics described above of Initial Class and New Class Shares, including without limitation, in the following respects: (1) the amount of fees permitted by a Distribution and Service Plan as to such class; (2) voting rights with respect to a Distribution and Service Plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares allocated on a class basis as described in this Application; (5) differences in any dividends and net asset values per Share resulting from differences in fees under a Distribution and Service Plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the  1940 Act. The Fund will comply with the provisions of Rule 18f-3 under the  1940 Act, as if it were an open-end management investment company. The Fund’s Repurchases will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in net asset values per Share resulting from differences in fees under a Distribution and Service Plan and/or service plan or in class expenses.

Because of the different distribution fees, shareholder services fees, and any other class expenses that July   be attributable to the different classes, the net income attributable to, and any dividends payable on, each class of Shares July   differ from each other from time to time. As a result, the net asset value per Share of the classes July   differ over time. Expenses of the Fund, allocated to a particular class of the Fund’s Shares will be borne on a pro rata basis by each outstanding Share of that class.

 RESOLUTIONS OF BOARD OF MANAGEMENT EES OF SAVYON Investment
Inc FUND AND SAVYON GROUP Inc MASTER FUND
RESOLVED, that the officers of the Fund be, and each is, authorized and directed, with the assistance of counsel, to prepare, execute, and file with the Securities and Exchange Commission an Application for an Order of Exemption, and any amendments thereto, pursuant to Section 6(c) of the  1940 Act, granting exemptions from Sections l8(c) and 18(i) of the  1940 Act, and pursuant to Section 17(d) of the  1940 Act and Rule 17d-1 thereunder, to permit the Fund to offer investors multiple classes of shares with varying sales loads, asset-based service and/or distribution fees, and/or early withdrawal charges; and it is
FURTHER RESOLVED, that the officers of the Fund are authorized and directed to take such other action and execute such other documents as they July   deem necessary or advisable, upon advice of counsel, to effectuate the foregoing resolution.
VIII.	CONCLUSION

For the reasons stated above, Applicants submit that the exemptions requested are necessary and appropriate in the public interest and are consistent with the protection of investors and purposes fairly intended by the policy and provisions of the  1940 Act. Applicants also believe that the requested relief meets the standards for relief in Section 17(d) of the  1940 Act and Rule 17d-1 thereunder. Applicants desire that the Commission issue the requested order pursuant to Rule 0-5 under the  1940 Act without conducting a hearing.

All of the requirements for execution and filing of this Application on behalf of the Applicants have been complied with in accordance with the organizational documents of the Applicants, and the undersigned officers of the Applicants are fully authorized to execute this Application. The verifications required by Rule 0-2(d) under the  1940 Act are attached to this Application.

[Remainder of this page intentionally left blank]

Authorization and Signatures

Pursuant to Rule 0-2(c) under the  1940 Act, Applicant states that all actions necessary to authorize the execution and filing of this Application have been taken, and the persons signing and filing this document are authorized to do so on behalf of Applicant.
Djenane Virgelin is authorized to sign and file this document on behalf of SAVYON GROUP ,INC Fund pursuant to the authority granted to him as the President under the Agreement and Declaration of Management .

SAVYON GROUP ,INC

By:	/s/ Djenane Virgelin
Name:	Djenane Virgelin
Title:	President
Date:	July 13/17

APPLICATION PURSUANT TO SECTION 6(c) OF THE INVESTMENT COMPANY
ACT OF  1940, AS AMENDED (THE “ 1940 ACT”), FOR AN ORDER GRANTING
EXEMPTIONS FROM SECTIONS 18(c) AND 18(i) OF THE  1940 ACT AND
PURSUANT TO SECTION 17(d) OF THE  1940 ACT AND RULE 17d-1 THEREUNDER

Pursuant to Rule 0-2(c) under the  1940 Act, Applicant states that all actions necessary to authorize the execution and filing of this Application have been taken, and the persons signing and filing this document are authorized to do so on behalf of Applicant.

As Managing Director of SAVYON Asset Management Asset Management ADVISORY L.LC. Lucien Virgelin is authorized to sign and file this document on behalf of SAVYON Asset Asset Management ADVISORY LLC .
July 13, 2017
SAVYON Asset Management ADVISORY L.LC.

By:	/s/ Lucien Virgelin
Name:	Lucien Virgelin
Title:	Vice President
Date:	July l 3 , 2017

List of Attachments and Exhibits

Exhibit A
1.
Verification of SAVYON GROUP ,INC Fund

2.	Verification of SAVYON GROUP ,INC Master Fund
3.	Verification of SAVYON Asset Management Asset Management ADVISORY ,LLC.

Exhibit B – Resolutions

VERIFICATION OF APPLICATION AND STATEMENT OF FACT

SAVYON GROUP ,INC

STATE OF FLORIDA )

COUNTY OF MIAMI DADE )

In accordance with Rule 0-2(d) under the  1940 Act, the undersigned states that he has duly executed the attached Application for an order for and on behalf of SAVYON GROUP ,INC Fund (the “Fund); that he is the President of the Fund; and that all actions taken by him and other persons necessary to authorize the undersigned to execute and file such instrument have been taken. The undersigned further states that he is familiar with such instrument, and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

By:	/s/ Djenane Virgelin
Name:	Djenane Virgelin
Title:	President
Date:	July 13 /17

Investment Objective

SUBJECT TO COMPLETION, DATED July  13, 2017

PROSPECTUS	SAVYON

SAVYON      ASSET MANAGEMENT Asset Management  ADVISORY  LLC
SAVYON  ASSET MANAGEMENT Asset Management  ADVISORY  LLC
SAVYON     INVESTMENT  ,    INC
SAVYON     INVESTMENT  ,    INC

INC , LLC  Company Shares
,   2017
____________________________

This Prospectus (the "Prospectus") describes four separate funds (the "Feeder Funds"): (i)  SAVYON      ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the "  Fund"), (ii)  SAVYON         ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the " SAVYON   Fund" and, together with the   Fund, the "  Funds"); (iii)  SAVYON      INVESTMENT    INC (the " INVESTMENT    Fund") and (iv)  SAVYON        ASSET MANAGEMENT Asset Management  ADVISORY  LLC (the " SAVYON  INVESTMENT    Fund" and together with the  INVESTMENT    Fund, the " INVESTMENT    Funds").

The   Funds invest all or substantially all of their investable assets in  SAVYON     Master  ASSET MANAGEMENT Asset Management  ADVISORY  LLC, a  Florida limited liability and corporation companies  (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The  INVESTMENT    Fund invests all or substantially all of its investable assets in  SAVYON      ASSET MANAGEMENT Asset Management  ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  INVESTMENT    Fund, and the  SAVYON  INVESTMENT    Fund invests all or substantially all of its investable assets in  SAVYON        ASSET MANAGEMENT Asset Management  ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  SAVYON  INVESTMENT    Fund (the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.  An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth in the "Summary" section below.

The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a  ASSET MANAGEMENT Asset Management  ADVISORY  of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments.  The Funds seek to accomplish this objective by providing investors active asset   and access to investment managers of alternative strategies that are primarily available to institutional investors.  "Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, unistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds seek to provide a turnkey solution for that portion of an investor's  ASSET MANAGEMENT Asset Management  ADVISORY  that July   be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page [  ] of the Prospectus.

The Feeder Funds are being offered to Eligible Investors on the same terms, except that the  SAVYON   Fund and the  SAVYON  INVESTMENT    Fund are being offered only to Eligible Investors who have fee-based accounts with registered investment Asset Management ADVISORY  or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account").  As a result, the sales charge and ongoing distribution and investor servicing fees (as described below) charged to investors in the   Fund and the  INVESTMENT    Fund will not be applicable to investors in the  SAVYON    Fund and  SAVYON  INVESTMENT    Fund.  If you are an Eligible Investor with a fee-based account, you will be eligible to purchase Shares in the  SAVYON   Fund or the  SAVYON  INVESTMENT    Fund, as applicable. If you do not have a fee-based account, you will be eligible to purchase Shares in the   Fund or the  INVESTMENT    Fund, as applicable.  See "Summary of Feeder Funds' Expenses" and "Plan of Distribution."

Shares in the   Funds are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  An investment in the   Funds will generate UBTI (as defined below) for U.S. federal income tax purposes (and July   have other adverse tax consequences) for U.S. Tax-Exempt Investors (as defined below).  Accordingly, prospective investors in the   Funds are urged to consult their own tax Asset Management ADVISORY  concerning possible federal, state, local and non-U.S. tax consequences from an investment in the   Funds prior to making an investment in the   Funds.

The Master Fund July  , in the future, permit investments by additional feeder funds in addition to the Feeder Funds ("New Feeder Funds").  The fees, expenses, sales charges and investment minimums applicable to an investment in any such New Feeder Funds July   differ from the fees, expenses, sales charges and investment minimums applicable to an investment in any of the Feeder Funds.  The Funds expect that the differences in economic and offering terms of any such New Feeder Funds, as compared to the Feeder Funds, will be dictated by the type of investors for which such New Feeder Funds are designed.

NOTICE TO INVESTORS IN THE  INVESTMENT    FUNDS

The  INVESTMENT    Funds are designed solely for investment by tax-exempt and tax-deferred investors described in detail below ("U.S. Tax-Exempt Investors") and non-U.S. investors.  U.S. Tax-Exempt Investors who purchase Shares in the  INVESTMENT    Funds are referred to from time to time in this Prospectus as "U.S. Tax-Exempt Members," non-U.S. investors who purchase such interests are referred to as "Non-U.S. Members" and together U.S. Tax-Exempt Members and Non-U.S. Members July   be referred to as " INVESTMENT    Funds Members."  The structure of the  INVESTMENT    Funds, as discussed in greater detail below, should enable U.S. Tax-Exempt Investors and non-U.S. investors to invest in the  INVESTMENT    Funds without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt, tax-deferred or non-U.S. status.

The  INVESTMENT    Funds will offer and sell Shares only to U.S. Tax-Exempt Investors and non-U.S. investors (collectively, " INVESTMENT    Funds Eligible Investors").  The  INVESTMENT    Funds are offered only to non-U.S. investors and the following U.S. Tax-Exempt Investors: (i) pension, profit-sharing, or other employee benefit management company s that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986 (the "Code"), by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, ships, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.   INVESTMENT    Funds Eligible Investors also must meet certain additional criteria.

Investing in the Funds involves certain risks.  See "General Risks" on page [   ] of this Prospectus.
	Price to Public Per Share(1)	Maximum Sales Load Per Share	Initial Proceeds to Fund Per Share	Total Proceeds to Fund (3)
Shares in the Fund	$[ ]	$[ ] (2)	$20.00	$[ ]
Shares in the INVESTMENT Fund	$[ ]	$[ ] (2)	$20.00	$[ ]
Shares in the SAVYON Fund	$20.00	N/A	$20.00	$[ ]
Shares in the SAVYON INVESTMENT Fund	$20.00	N/A	$20.00	$[ ]

_______________________
 (1)

Shares are continuously offered on a reasonable efforts basis at a price equal to their then current net asset value ("NAV") per  Share, plus a sales load in the case of the   Fund and the  INVESTMENT    Fund.  The minimum initial subscription for Shares in each Feeder Fund is $[        ] and minimum subsequent subscriptions are $[         ].  Additional subscriptions above the applicable minimum amount July   be made in whole multiples of $[              ].  For the   Fund and the  INVESTMENT    Fund, the $[         ] used in the table above is the initial NAV per  Share plus the maximum allowable sales charge of [            ]%.  For the  SAVYON   Fund and  SAVYON  INVESTMENT    Fund, there will no sales charge.

 (2)
The maximum sales charge for the   Fund and the  INVESTMENT    Fund is [         ]% of the purchase price of the Shares. Financial intermediaries July   waive or reduce the sales charge in their discretion and, in this regard, July   apply sales charge breakpoints at various levels of initial and subsequent investments and pursuant to various formulae.  The   Fund and the  INVESTMENT    Fund each July   pay out of their respective assets an ongoing distribution fee and an ongoing investor servicing fee to  SAVYON GROUP , INC (the "Distributor"). The Distributor will generally pay substantially all of these ongoing fees to financial intermediaries whose customers hold Shares through an account with the applicable financial intermediary. The amount of the distribution fee will be at an annual rate equal to [       ]% of the month-end net asset value of the Shares. The amount of the investor servicing fee will be at an annual rate equal to [  ]% of the month-end net asset value of the Shares.  All such compensation, however, with respect to Shares in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See the "Plan of Distribution" section for more detail.

(3)
These estimated proceeds assume all Shares registered by each respective Fund are sold in the continuous offerings.  The amount registered by each Fund July   differ and thus the amounts shown in this column July   differ.  In addition, these estimates do not reflect the deduction of all expenses to be incurred by each Fund in connection with their respective offerings. Initial organizational and offering expenses are estimated at $[      ], which are subject to the expense cap described in the Prospectus under "Expenses of the Funds".

The Shares have no history of public trading nor is it intended that the Shares will be listed on a public exchange.

_________________

This Prospectus concisely provides information that you should know about the Funds before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  You July   request a free copy of this Prospectus, annual and semi-annual reports to Members when available, and other information about the Funds, and make inquiries by calling [              ] or, by writing to the Funds.  The Funds do not maintain a public website.  Additional information about the Funds and materials incorporated by reference have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov.  If you purchase Shares in a Feeder Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of that Feeder Fund (each, an "LLC and  INC  Agreement").

Shares are generally available for purchase as of the first Business Day (as defined below) of each calendar month, except that Shares July   be made available for purchase more or less frequently as determined by a Feeder Fund's Board of Directors in its sole discretion.  For purposes of this Prospectus, "Business Day" means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed.  No person who is admitted as a Member will have the right to require the Funds to redeem such Member's Shares.  The Shares are subject to substantial restrictions on transferability and resale and July   not be transferred or resold except as permitted under the respective  LLC  &  INC Agreement.  Although the Funds July   offer to repurchase Shares from time to time, Shares will not be redeemable at a Member's option nor will they be exchangeable for Shares or shares of any other fund.  As a result, an investor July   not be able to sell or otherwise liquidate his or her Shares in a timely manner or at all.  Beginning in the [    ] calendar quarter of 20[ ], the Feeder Funds, in the sole discretion of the Board of Directors and subject to the restrictions described herein, July   choose to conduct quarterly tender offers for up to 10% of the net assets of the respective Feeder Fund at that time.

The Shares are appropriate only for those investors who do not require a liquid investment and who are aware of the substantial risks involved in investing in the Funds.  The Funds are not an appropriate investment for investors who desire the ability to reduce their investment to cash on a timely basis. The Funds' Shares are subject to substantial restrictions on transferability and resale and July   not be transferred or resold except as permitted under the  LLC  &  INC Agreements.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

  You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional Asset Management ADVISORY  as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Funds.

You should rely only on the information contained in this Prospectus.  The Funds have not authorized anyone to provide you with different information.  You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

The date of this Prospectus is [                                                                ],   2017.

The SAVYON IPO Index Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the information Set US IPO Index.

Fees and Expenses

This table describes the fees and expenses that you July   pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)(2)
Management Fees
Distribution (Rule 12b-1) Fees
Other Expenses(1)
Total Annual Fund Operating Expenses
Fee Waiver and Expense Reimbursement(2)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement

(1)	The Other Expenses are estimated amounts for the current fiscal year, as the Fund has not commenced operations as of the date of this prospectus.

(2)
SAVYON Advisers LLC (the “Adviser”) has contractually agreed to waive or reduce its fees and to reimburse the Fund for its expenses until  July  31, 2017, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions expenses related to short sales, other expenses which are capitalized in accordance with generally accepted accounting principles, dividend, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) of the Fund are limited to 0.XX% of average net assets. After such date, the expense limitation July   be renewed, terminated or revised by the Adviser. The Adviser is permitted to recoup from the Fund previously waived Asset Management  ADVISORY fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed, as long as such recoupment does not cause the Fund’s Operating expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses were reimbursed or at the time of recoupment. The Expense Limitation Agreement July   not be terminated by any of the parties to the Agreement, including the Board of Management company prior to July  31, 2017.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
This Example does not include the brokerage commissions that investors July   pay on their purchases and sales of Fund shares. Although your actual costs July   be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$	$ (1)

(1)	The 3-Year example is calculated with the expectation that the Expense Limitation Agreement will not be in place after Jun 12, 2017.

 ASSET MANAGEMENT Asset Management  ADVISORY  Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its  ASSET MANAGEMENT Asset Management  ADVISORY ). A higher  ASSET MANAGEMENT Asset Management  ADVISORY  turnover rate July   indicate higher transaction costs and July   result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized,  ASSET MANAGEMENT Asset Management  ADVISORY  turnover information is not yet available.
SUMMARY OF FEEDER FUNDS' EXPENSES

The following table illustrates the approximate expenses and fees that Members in the Feeder Funds are expected to bear directly or indirectly.

MEMBER TRANSACTION EXPENSES
	Fund	INVESTMENT Fund	SAVYON Fund	SAVYON INVESTMENT Fund
Maximum Sales Load (as a percentage of the offering price)	[ ]%(1)	[ ]%(1)	N/A	N/A
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	[ ]%	[ ]%	[ ]%	[ ]%
ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees(3)	[ ]%	[ ]%	[ ]%	[ ]%
Other Expenses(4)	[ ]%	[ ]%	[ ]%	[ ]%
Distribution and Services Fees(5)	[ ]%(6)	[ ]%(6)	N/A	N/A
Acquired Fund Fees and Expenses(7)	[ ]%	[ ]%	[ ]%	[ ]%
TOTAL ANNUAL EXPENSES	[ ]%	[ ]%	[ ]%	[ ]%

EXPENSE REIMBURSEMENT(4)	[ ]%	[ ]%	[ ]%	[ ]%

TOTAL ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE REIMBURSEMENT(4)	[ ]%	[ ]%	[ ]%	[ ]%

_______________________
(1)

Financial intermediaries July   charge a sales load of up to [    ]% for their services in conjunction with the distribution of Shares.  Financial intermediaries July   waive or reduce the sales charge in their discretion and, in this regard, July   apply sales charge breakpoints at various levels of initial and subsequent investments and pursuant to various formulae.  Investors should direct any questions regarding such sales loads to the relevant financial intermediary.  All such compensation, however, with respect to Shares in a Fund that is payable to financial intermediaries that are members of FINRA is subject to the underwriting compensation limit set by FINRA.  See "Plan of Distribution."

(2)

A [    ]% Early Repurchase Fee payable to the respective Feeder Fund will be charged with respect to the repurchase of a Member's Shares (or portion thereof) prior to the Business Day immediately preceding the one-year anniversary of the Member's applicable purchase of such Shares (or portion thereof). See "Repurchase of Shares."
 (3)
As a contractual matter, a Feeder Fund will not directly pay an investment management fee to the Asset Management ADVISORY so long as the assets of the Feeder Fund are invested in the Master Fund; however, each Feeder Fund's Members will bear an indirect share of the Master Fund's investment management fee, which is payable at an annual rate equal to [    ]% of the Master Fund's month-end net asset value, through its investment in the Master Fund.
 (4)
The Funds will bear their organizational expenses prior to the effectiveness of this registration statement.  The Funds will amortize their offering costs (other than distribution and Member servicing fees) over a 12-month period.  The Feeder Funds' organization and offering costs will be subject to the [   ]% expense cap described below.  Each Feeder Fund will also bear other direct costs including professional fees, transfer agency fees and other operating expenses.  Directors' fees, insurance costs, and certain other costs are allocated among the Funds.  Each Feeder Fund will also bear a pro rata share of the non-Asset Management  ADVISORY operating expenses, as well as certain non-operating expenses such as organization costs, borne directly at the Master Fund level.

Each Feeder Fund has entered into an Expense Agreement in which the Asset Management ADVISORY has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below [   ]% of the respective Feeder Fund's average net assets.  Expenses covered by the Expense Cap include all of a Feeder Fund's expenses (whether incurred directly by the Feeder Fund or indirectly at the Offshore Funds or the Master Fund level) other than those expressly excluded by the Expense Cap arrangement.  Expenses covered by the Expense Cap include, without limitation, custodial, accounting and administrative services (e.g., expenses incurred in connection with: reconciling cash and investment balances with the Funds' custodian; calculating contractual expenses, including management fees; determining net income; arranging for the computation of the Funds' NAVs; preparing the Funds' Statements of Assets and Liabilities and Statements of Operations; preparing the Funds' annual and semi-annual reports; preparing monthly security transaction listings; receiving and tabulating proxies; maintaining the register of Members, including any transfer or repurchase of Shares; arranging for the calculation of the issue and repurchase price of Shares; preparing tender offer notices and performing all work associated with tender offers; allocating income, expenses, gains and losses to Members' respective capital accounts; and issuing reports and transaction statements to Members) and organization and offering expenses (as described above).  Expenses excluded from the Expense Cap are limited to (i) the investment management fee, (ii) interest expense, if any, (iii) any taxes paid by the Offshore Funds or the Master Fund, (iv) expenses incurred directly or indirectly by the Feeder Fund as a result of expenses related to investing in, or incurred by, a  ASSET MANAGEMENT Asset Management  ADVISORY  Fund or other permitted investment, (v) any trading-related expenses, including, but not limited to, clearing costs and commissions, (vi) dividends on short sales, if any (vii) any extraordinary expenses not incurred in the ordinary course of the Feeder Fund's, Offshore Fund's or Master Fund's business (including, without limitation, litigation expenses) and (viii) if applicable, the distribution and investor services related fees paid to the Distributor or financial intermediaries. Subject to the terms of the Expense Agreement, expenses borne by the Asset Management ADVISORY in the prior [     ] fiscal years of the Feeder Fund are subject to reimbursement by the respective Feeder Fund, but the Feeder Funds will not reimburse any amount if doing so would result in its covered expenses exceeding the Expense Cap. If the operating expenses of a Feeder Fund that received a waiver or reimbursement from  SAVYON within the preceding [     ] fiscal years of the Feeder Fund are less than the expense limit for such Feeder Fund, the Feeder Fund is required to repay the Asset Management ADVISORY up to the amount of fees waived or expenses reimbursed under the agreement if:  (i) the Feeder Fund has more than $[  ] million in assets, (ii) the Asset Management ADVISORY or an affiliate serves as the Feeder Fund's investment adviser or administrator and (iii) such reimbursement does not cause the Feeder Fund's covered expenses to exceed the Expense Cap.

Investment Manager
SAVYON GROUP , INC    Driving Fund (the “Fund”) is a recently formed Florida management companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to seek to earn long-term risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed income markets. The Fund intends to pursue its investment objective by investing substantially all of its assets in SAVYON GROUP , INC    Driving Master Fund (the “Master Fund”), a Florida management companies registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund. The Master Fund in turn intends to invest its assets, directly or indirectly, in investment hips, managed funds, securities and other assets held in segregated accounts and other investment funds, which July   include investment funds commonly referred to as “hedge funds” (collectively, “Investment Funds”), managed by outside parties, that invest in or trade in a wide range of investments (including, but not limited to, equities and fixed income securities, currencies, derivative instruments, futures contracts, options on futures contracts, and commodities). The Investment Funds in which the Master Fund invests are subject to special risks. See “Risks Arising from Investment Activities of the Investment Funds.” Through its investment in the Master Fund and the Master Fund’s investment in Investment Funds, the Fund could be considered to be the type of fund commonly referred to as a “fund of hedge funds.”

The Fund’s shares of Investment    (the “Shares”) will be offered in multiple classes. This Prospectus applies only to the offering of Multi-Asset  classes  Shares (“Multi-Asset  classes  Shares”). Multi-Asset  classes  Shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offered on a continuous basis thereafter at net asset value per share, as described in this Prospectus. The Fund will not commence investment operations until the termination of the initial offering period. The Fund has registered under the Securities Act of 1933, as amended, $250,000,000 in Shares for sale under the registration statement to which this Prospectus relates. No person who is admitted as a shareholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Multi-Asset  classes  shares and the Multi-Asset  classes  shares will have very limited liquidity, as described in this Prospectus.

Price to Public

Proceeds to the  Fund(2)
Per Multi-Asset  classes  share(1)

At Current NAV

Amount Invested at Current NAV
Total

$Up to1,000,000

$Up to1,000,000(3)
 (1)
The Multi-Asset  classes  shares will be offered during an initial offering period at the offering price, which is $1,000 per share, and they are expected to be offering on a continuous basis thereafter at the then current net asset value (“NAV”) per share which will vary. The Multi-Asset  classes  shares are not subject to a sales load. The initial offering period is scheduled to terminate on or about [            ], or such earlier or later date as the Fund’s Board of Managers  July   determine. The Fund will not commence investment operations until the termination of the initial offering period. See “Subscription for Shares – The Offering” below.
 (2)
The Fund estimates that the combined organizational and initial offering costs of the Fund will equal approximately [$            ]. These expenses will be paid initially by SAVYON. The Fund has agreed to repay these amounts, when and if requested by SAVYON, but only if and to the extent that the Fund’s Specified Expenses (and including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than 0.35% (annualized) during the three year period ending March 31, 2016. See “Management of the Fund – Expense Limitation Undertaking” below.
 (3)
Total proceeds to the Fund assume the sale of all Shares registered under this registration statement.
SAVYON GROUP , INC  Multi-Asset  classes LLC. (the “Distributor”) acts as the distributor for the Multi-Asset  classes  Shares and serves in that capacity on a best efforts basis, subject to various conditions.
IF YOU PURCHASE SHARES IN THE FUND, YOU WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE AGREEMENT AND DECLARATION OF MANAGEMENT  OF THE FUND, AS AMENDED FROM TIME TO TIME (THE “DECLARATION OF MANAGEMENT ”).
Investments in the Fund July   be made only by “Eligible Investors” as defined in this Prospectus. See “Subscription for Shares—Eligible Investors.”
AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

•

LOSS OF CAPITAL.

•

THE SHARES WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE SHARES WILL DEVELOP.

•

THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND July   NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE DECLARATION OF MANAGEMENT  OF THE FUND.

•

ALTHOUGH THE FUND July   OFFER TO REPURCHASE SHARES (OR A PORTION THEREOF) FROM TIME TO TIME, NO ASSURANCE CAN BE GIVEN THAT REPURCHASES WILL OCCUR OR THAT ANY SHARES PROPERLY TENDERED WILL BE REPURCHASED BY THE FUND.

•

SHARES WILL NOT BE REDEEMABLE AT AN INVESTOR’S OPTION. AS A RESULT, AN INVESTOR July   NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER SHARES. SEE “RISKS ASSOCIATED WITH SAVYON AND THE OPERATION OF THE FUND—LIQUIDITY RISKS.”

•

THE SHARES ARE APPROPRIATE ONLY FOR INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.

•

THE INVESTMENT FUNDS IN WHICH THE MASTER FUND INVESTS July   PURSUE VARIOUS INVESTMENT STRATEGIES AND ARE SUBJECT TO SPECIAL RISKS.

•

INVESTMENT IN THE SHARES IS SPECULATIVE AND THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.
This Prospectus sets forth concisely information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAVYON”), dated [                    ],  2017, has been filed with the U.S. Securities and Exchange Commission (“SEC”). The SAVYON is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAVYON appears on page [            ] of this Prospectus. You can request a copy of the SAVYON, and the Fund’s annual and semi-annual reports (when they are available), without charge by writing to or calling [            ], the Fund’s transfer agent (the “Transfer Agent”) at [            ]. You can obtain the SAVYON, material incorporated by reference herein and other information about the Fund, on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund July   be found under “Closed-End Funds” on SAVYON’s website (http://www.[    ].com). This reference to SAVYON’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate SAVYON’s website into this Prospectus.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAVYON or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.
There is no minimum number of Shares (by all Investors in aggregate) required to be purchased in the initial offering or any subsequent offering. Amounts received from potential investors in the Fund will be held in a non-  bearing escrow account pending the admission of investors to the Fund.
The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.
The date of this Prospectus is [                    ],  2017.

                        Shares
 SAVYON / SAVYON Driving Credit Income Fund
Common Shares
$20.00 per Share

        Investment Objectives.     SAVYON / SAVYON Driving Credit Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company with no operating history. The Fund's primary investment objective is to provide current income, with a secondary objective of ASSET MANAGEMENT  appreciation. There can be no assurance that the Fund will achieve its investment objectives.
        Investment Strategies.    The Fund will seek to achieve its investment objectives by employing a Driving long and short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first-lien secured floating rate loans ("Senior Loans"), loans that are either not first-lien or are unsecured ("Subordinated Loans") and high-yield corporate debt securities of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in will typically be rated below investment grade at the time of purchase. The Fund's investments in below investment grade loans and fixed-income instruments are commonly referred to as "high-yield" or "junk" instruments and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. See "Risks—Below Investment Grade Securities Risk."
        Under normal market conditions, the Fund intends to maintain both long and short positions based primarily on the fundamental analysis and views of SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC (the "Adviser") on a particular investment. The Fund will take long positions in investments that the Adviser believes offer the potential for attractive returns under various economic and interest rate environments. The Fund will take short positions in investments that the Adviser believes offer a low cost of financing for purchasing long positions or that the Adviser believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund's long positions, either directly or through derivatives, July   total up to 130% of the Fund's Managed Assets (as defined below). The Fund's short positions, either directly or through derivatives, July   total up to 30% of the Fund's Managed Assets.
        The Fund will invest at least 60% of its Managed Assets in Senior Loans. Senior Loans will be made to U.S. and, to a limited extent, non-U.S. corporations,  ADVISORY hips and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, plus a premium.
        No Prior History.    Because the Fund is newly organized, its common shares ("Common Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount July   be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering.
        The Fund intends to apply to list its Common Shares on the   NASDAQ Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "            ."
        Investing in the Fund's Common Shares involves certain risks. See "Risks" beginning on page 49 of this prospectus.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.94	$
Proceeds, after expenses, to the Fund(3)	$19.00	$

(notes on following page)

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
        The board directors  expect to deliver the Common Shares to purchasers on or about                        ,  2017.

The date of this prospectus is                        ,  2017.

(notes from previous page)

(1)
The Fund has granted the board directors  an option to purchase up to                                    additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds, after expenses, to the Fund will be $            , $            and $            , respectively. See "board directors ."
(2)
The Adviser (and not the Fund) July   pay certain qualifying board directors  a structuring fee, additional compensation or a sales incentive fee in connection with the offering. See "board directors ."
(3)
Total offering expenses to be paid by the Fund (other than the sales load, but inclusive of the payment to SAVYON Distributors, Inc. ("SAVYON Distributors") for distribution assistance in connection with the offering) are estimated to be approximately $            , which represents $0.06 per share. After payment of such expenses, proceeds to the Fund will be $19.00 per share. The Fund has agreed to pay $            ($            per share) to SAVYON Distributors for distribution assistance in connection with the offering, of which approximately $            represents the compensation paid to wholesalers registered through SAVYON Distributors. The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load, but inclusive of the distribution assistance payment) to the extent offering expenses are in excess of $0.06 per share. See "Summary of Fund Expenses."

(continued from cover page)

        The Fund will also invest in (i) Subordinated Loans, (ii) other fixed-income instruments (including, without limitation, U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities), (iii) warrants and equity securities issued by a Borrower or issuer or its affiliates as part of an investment in a Borrower or issuer or its affiliates, (iv) structured products such as collateralized loan obligations and credit-linked notes and (v) derivatives, including credit derivatives.
        Illiquid Securities.    The Fund July   invest up to 25% of its Managed Assets in securities that are considered illiquid. "Illiquid securities" are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.
        Leverage.    All or a portion of the proceeds received from the Fund's sale of borrowed securities ("short sales") will generally be used to purchase additional long positions in securities, which July   result in a form of financial leverage. The Fund's short positions, either directly or through derivatives, July   total up to 30% of the Fund's Managed Assets (as defined below). The Fund July   also enter into various derivative transactions that July  , in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares ("Preferred Shares"), debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33 1/3% of the Fund's Managed Assets at the time incurred. Through the use of leverage, the Fund will seek to obtain a higher return for the holders of Common Shares than if the Fund did not use leverage. The use of leverage is a speculative technique that involves special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Leverage," "Risks—Short Selling Risk," "Risks—Leverage Risk" and "Description of Shares." As used in this prospectus, "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.        Investment Adviser.    SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC will be the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of SAVYON ASSET MANAGEMENT  ADVISORY LLC (collectively with its affiliates, "SAVYON"), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund. SAVYON is the credit platform of The  SAVYON Group L.P. (collectively with its affiliates, " SAVYON").  SAVYON  will be a leading manager of private ASSET MANAGEMENT  and provider of financial ADVISORY services. It is one of the largest independent managers of private ASSET MANAGEMENT  in the world, with assets under management of $             billion as of September 30,  2018. As of September 30,  2018, SAVYON's asset management operation had aggregate assets under management of approximately $             billion across multiple strategies within the leveraged finance marketplace, including leveraged loans, high yield bonds, distressed and mezzanine debt and private equity, including hedge funds.

        You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. A Statement of Additional Information, dated                        , containing additional information about the Fund, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the Statement of Additional Information on page 87 of this prospectus. You July   request a free copy of the Statement of Additional Information by calling [                 ] or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information, including any materials incorporated by reference, free from the Securities and Exchange Commission's Web site (http://www.sec.gov). You July   also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. You July   request a free copy of the Statement of Additional Information (the table of contents of which is on page 87 of this prospectus), annual and semi-annual reports to stockholders (when available), and additional information about the Fund and make shareholders' inquiries by calling [                 ], by writing to the Fund or visiting the Fund's website (http://          ).
        The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Page
Prospectus Summary

1
Summary of Fund Expenses

30
The Fund

32
Use of Proceeds

32
The Fund's Investments

32

Leverage

46
Risks

49
Management of the Fund

64
Net Asset Value

68
Distributions

69
Dividend Reinvestment Plan

70
Description of Shares

72
Certain Provisions in the Agreement and Declaration of Trust

75
Closed-End Fund Structure

77
Repurchase of Common Shares

78
Tax Matters

79
board directors

82
Custodian and Transfer Agent

86
Legal Opinions

86
Table of Contents for the Statement of Additional Information

87

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the board directors  have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the board directors  are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects July   have changed since that date.

PROSPECTUS SUMMARY

        This is only a summary of certain information contained in this prospectus relating to  SAVYON / SAVYON Driving Credit Income Fund. This summary July   not contain all of the information that you should consider before investing in our common shares of beneficial interest, par value $0.001 per share ("Common Shares"). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the "SAI").

The Fund

 SAVYON / SAVYON Driving Credit Income Fund is a newly organized, diversified, closed-end management investment company. Throughout the prospectus, we refer to  SAVYON / SAVYON Driving Credit Income Fund simply as the "Fund" or as "we," "us" or "our." See "The Fund."
The Offering
  The Offering. The Company currently offers Class A shares. The Company has applied for exemptive relief from the Securities and Exchange Commission (the “SEC”) to issue multiple classes of shares (including Class A and Class B) and to impose asset-based distribution fees and early withdrawal fees as applicable. Until such exemptive  relief is granted, the Company will only offer Class A  shares, and upon receiving the exemptive relief, the Company will also offer Class A and Class B  shares. Our shares will be offered on a continuous basis at the NAV per share calculated each business day, plus the applicable sales load. The initial NAV per share is $20.00. Any sales load will be deducted from the proceeds paid to the Company. The maximum sales load is expected to be [ ]% of the amount invested for Class A shares and will be [ ]% of the amount invested in Class A shares, which includes a dealer allowance fee and a dealer manager fee expected to be [ %] and [ %], respectively for Class A shares, and will be [ %] and [ %], respectively for Class A shares. In its capacity as the dealer manager, [ ], (the “Dealer Manager”) is expected to receive the dealer manager fee of [ ]% of the amount invested by an investor in Class A shares, and will receive the dealer manager fee of [ %] of the amount invested by an investor in Class A shares. Class B shares are not expected to be subject to a sales charge.
Our shares will be continuously offered through [ ] (the “Distributor”). Our shares may be purchased only through the Distributor or the Company. The Distributor is not required to sell any specific number or dollar amount of our shares, but will use its best efforts to sell our shares. This is not a “firm commitment” offering in which an board directors r has committed to sell a pre-determined number of shares to investors. The Adviser (and not the Company) has agreed to pay an annual fee of $[ ], paid to the Distributor in connection with the Distributor’s efforts to sell our shares on a best efforts basis. The Company will not sell shares unless it achieves at least [$ ] in subscriptions (“Minimum Offering Requirement”). Pending satisfaction of the Minimum Offering Requirement, all subscription payments will be placed in an interest bearing account held by the Company’s escrow agent, (the “Escrow Agent”), in trust for the investors’ benefit, pending release to the Company. If the Minimum Offering Requirement is not satisfied within one year from the date of this prospectus, the Company will not accept the proceeds and promptly cause all funds in the escrow account (including interest, if any) to be released and the Company will stop offering shares.

The minimum initial investment by a Stockholder for Class A shares is expected to be [$2,500] for regular accounts and [$1,000] for retirement plan accounts. The minimum initial investment by a Stockholder for Class A shares is [$1,500] for regular accounts and retirement plan accounts. Subsequent investments in Class A and Class A shares may be made with at least [$  140] under the Company’s automatic investment program. Subsequent investment in Class A and Class A shares not made pursuant to the automatic investment program may be made with at least [$1,000]. The minimum initial investment for Class B  shares is expected to be [$2,000,000] while subsequent investments may be made in any amount. We may vary the investment minimums from time to time or waive them for certain subscribers in whole or in part. We do not impose any other eligibility requirements with respect to the purchase of shares.
All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. We reserve the right to reject any initial or additional investment and to suspend the offering of shares. The Company and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part. Holders of our shares (“Stockholders”) who invest in the Company through an investment adviser should contact the investment adviser regarding purchase procedures. The Company will not reject purchase orders for shares in order to prevent takeover attempts.
A purchase of shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Company. A purchase order is in “good order” when we, the Distributor, an authorized intermediary or, if applicable, its respective agent or representative, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Company. Once we accept a purchase order, you may not cancel or revoke it. We reserve the right to cancel any purchase order we receives if we believe that it is in the best interest of the Stockholders to do so.
Our shares will not be listed on an exchange in the foreseeable future, if at all. It is not anticipated that a secondary market for our shares will develop unless our shares are listed on an exchange. Neither the Adviser nor the Distributor intends to make a market in the Company’s shares. See “Plan of Distribution.”
Investment Objective. Our investment objective is to achieve total return and current income.    SAVYON  can be no assurance that our investment objective will be achieved .Our investment objective and, unless otherwise specified, our investment policies and limitations are not considered to be fundamental by the Company and can be changed without a vote of the Stockholders. However, our policy of investing at least 80% of the total assets of the Company, including assets attributable to leverage (the “Managed Assets”) in Marketplace Lending Instruments (as defined below) may only be changed by the Board of Directors following the provision of 60 days’ prior written notice to the Stockholders. In addition, the investment objective may be changed by our Board of Directors if we provide our Stockholders with at least 60 days prior notice. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Company, as defined in the  1940 Act, which includes our shares and shares of preferred stock of the Company (“Preferred Shares”), if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

Our investment objective is to maximize our ASSET MANAGEMENT Asset Management Advisory ’s total return by generating current MANAGEMENT Asset Management Advisory from our debt investments and realizing MANAGEMENT appreciation from our equity-related investments. Upon completion of this offering, we will be an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development comp a Florida under the Investment Comp a Florida Act of  1940.

Investment Objective

SUBJECT TO COMPLETION, DATED May  22, 2017
 The   Funds invest all or substantially all of their investable assets in  SAVYON     Master  ASSET MANAGEMENT ADVISORY  LLC, a  Florida limited liability and corporation companies  (the "Master Fund" and, together with the Feeder Funds, the "Funds").  The  GROUP   Fund invests all or substantially all of its investable assets in  SAVYON      ASSET MANAGEMENT ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  GROUP   Fund, and the  SAVYON  GROUP   Fund invests all or substantially all of its investable assets in  SAVYON        ASSET MANAGEMENT ADVISORY , Ltd., a Cayman Islands exempted company limited by shares that has the same investment objective as the  SAVYON  GROUP   Fund (the Cayman Island companies are referred to collectively as the "Offshore Funds").  The Offshore Funds in turn invest all or substantially all of their investable assets in the Master Fund.  Each Fund is a limited liability company registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company.  An organizational structure diagram showing the relationship of all parties to the Master Fund is set forth in the "Summary" section below.

The Funds' investment objective is to generate long-term capital appreciation over a market cycle by providing investors with exposure to a  ASSET MANAGEMENT ADVISORY  of alternative investments that seek more attractive risk and return characteristics as compared to public market equity investments.  The Funds seek to accomplish this objective by providing investors active asset   and access to investment managers of alternative strategies that are primarily available to institutional investors.  "Alternative Strategies" include, but are not limited to, hedge fund strategies, private equity fund strategies, real estate strategies, real asset strategies, opportunistic strategies, dynamic real return strategies, diversified alternative exposure strategies and strategic transaction strategies (i.e., derivatives-based strategies). The Funds seek to provide a turnkey solution for that portion of an investor's  ASSET MANAGEMENT ADVISORY  that may be allocated to a broad spectrum of alternative investments.  There can be no assurance that the investment objective of the Funds or those of any underlying funds in which the Funds invest will be achieved or that their investment programs will be successful.  An investment in the Funds involves substantial risks, which are summarized beginning on page [  ] of the Prospectus.

The Feeder Funds are being offered to Eligible Investors on the same terms, except that the  SAVYON   Fund and the  SAVYON  GROUP   Fund are being offered only to Eligible Investors who have fee-based accounts with registered investment  ASSET MANAGEMENT ADVISORY  or broker-dealers to whom the investor has agreed to pay a fee for investment related services (a "fee-based account").  As a result, the sales charge and ongoing distribution and investor servicing fees (as described below) charged to investors in the   Fund and the  GROUP   Fund will not be applicable to investors in the  SAVYON    Fund and  SAVYON  GROUP   Fund.  If you are an Eligible Investor with a fee-based account, you will be eligible to purchase Shares in the  SAVYON   Fund or the  SAVYON  GROUP   Fund, as applicable. If you do not have a fee-based account, you will be eligible to purchase Shares in the   Fund or the  GROUP   Fund, as applicable.  See "Summary of Feeder Funds' Expenses" and "Plan of Distribution."

Shares in the   Funds are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  An investment in the   Funds will generate UBTI (as defined below) for U.S. federal income tax purposes (and may have other adverse tax consequences) for U.S. Tax-Exempt Investors (as defined below).  Accordingly, prospective investors in the   Funds are urged to consult their own tax  ASSET MANAGEMENT ADVISORY  concerning possible federal, state, local and non-U.S. tax consequences from an investment in the   Funds prior to making an investment in the   Funds.
The Master Fund may, in the future, permit investments by additional feeder funds in addition to the Feeder Funds ("New Feeder Funds").  The fees, expenses, sales charges and investment minimums applicable to an investment in any such New Feeder Funds may differ from the fees, expenses, sales charges and investment minimums applicable to an investment in any of the Feeder Funds.  The Funds expect that the differences in economic and offering terms of any such New Feeder Funds, as compared to the Feeder Funds, will be dictated by the type of investors for which such New Feeder Funds are designed.
NOTICE TO INVESTORS IN THE  GROUP   FUNDS
The  GROUP   Funds are designed solely for investment by tax-exempt and tax-deferred investors described in detail below ("U.S. Tax-Exempt Investors") and non-U.S. investors.  U.S. Tax-Exempt Investors who purchase Shares in the  GROUP   Funds are referred to from time to time in this Prospectus as "U.S. Tax-Exempt Members," non-U.S. investors who purchase such interests are referred to as "Non-U.S. Members" and together U.S. Tax-Exempt Members and Non-U.S. Members may be referred to as " GROUP   Funds Members."  The structure of the  GROUP   Funds, as discussed in greater detail below, should enable U.S. Tax-Exempt Investors and non-U.S. investors to invest in the  GROUP   Funds without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt, tax-deferred or non-U.S. status.

The  GROUP   Funds will offer and sell Shares only to U.S. Tax-Exempt Investors and non-U.S. investors (collectively, " GROUP   Funds Eligible Investors").  The  GROUP   Funds are offered only to non-U.S. investors and the following U.S. Tax-Exempt Investors: (i) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986 (the "Code"), by reason of qualification under Section 401 of the Code; (ii) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (iii) certain deferred compensation plans established by corporations, GROUP hips, non-profit entities or state and local governments, or government-sponsored programs; (iv) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (v) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (vi) state colleges and universities.   GROUP   Funds Eligible Investors also must meet certain additional criteria.
Investing in the Funds involves certain risks.  See "General Risks" on page [   ] of this Prospectus
Investment Objectives.  SAVYON     GROUP Income Strategic   (the “Trust”) is a newly-organized, non-diversified, closed-end management investment company with no operating history. The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation.  There can be no assurance that the Trust’s investment objectives will be achieved or that the Trust’s investment program will be successful.

Investment Advisor and Sub-Advisor. The Trust’s investment adviser is SAVYON     ASSET MANAGEMENT ADVISORY , LLC (the “Advisor”) and the Trust’s investment sub-adviser is            (the “Sub-Advisor”). We sometimes refer to the Advisor and the Sub-Advisor collectively as the “ ASSET MANAGEMENT ADVISORY .”

Investment Strategy.  Under normal market conditions, the Trust will invest at least 80% of its Managed Assets (as defined in this Prospectus) in loan and debt instruments and loan-related and debt-related instruments (collectively “ GROUP income securities”).  In investing the Trust’s assets, the  ASSET MANAGEMENT ADVISORY  expect to allocate capital across  GROUP income securities by evaluating portfolio risk in light of the available investment   and prevailing risks in the  GROUP income market, with the goal of delivering attractive risk-adjusted returns.  In doing so, the  ASSET MANAGEMENT ADVISORY  seek to find the appropriate balance between risk mitigation and opportunism.  The  ASSET MANAGEMENT ADVISORY  do not manage the Trust to a benchmark, which provides flexibility to allocate to and rotate across any segments in the  GROUP income universe.  This strategy seeks to provide exposure to those segments of the  GROUP income market that the  ASSET MANAGEMENT ADVISORY  anticipate will provide value while attempting to minimize exposure to those segments that the  ASSET MANAGEMENT ADVISORY  anticipate will not provide value.  If the  ASSET MANAGEMENT ADVISORY ’ perception of the value of a segment of the  GROUP income market or an individual security is incorrect, your investment in the Trust may lose value.

 GROUP income securities in which the Trust may invest include: mortgage related securities; asset-backed securities; collateralized debt obligations, collateralized bond obligations and collateralized loan obligations; U.S. Government and agency securities; loans and loan participations, including senior secured floating rate and  GROUP rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and  GROUP rate loans or debt (“Second Lien Loans”); bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities; preferred securities; convertible securities, including synthetic convertible securities; sovereign debt; municipal securities; and structured instruments.

The Trust may invest, without limitation, in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc., or Fitch Ratings, Inc.) or securities that are unrated but judged to be of comparable quality by the Advisor or the Sub-Advisor.  Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated.   The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.

No Prior History.  Because the Trust is newly organized, its common shares have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount from their net asset value.  The risk of loss due to this discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

The Trust’s common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “             .”

Investing in the Trust’s common shares involves certain risks that are described in the “Risks” section beginning on page 43 of this Prospectus.  Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 4.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Price to Public	$	$
Sales Load(2)	$	$
Estimated Offering Expenses(3)	$	$
Proceeds, After Expenses, to the Trust(4)	$	$
(notes on inside front cover)

The board directors s expect to deliver the common shares to purchasers on or about                 .
____________________

____________________

The date of this Prospectus is                   .

(notes from previous page)

(1)
The Trust has granted the board directors s an option to purchase up to                 additional common shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any.  If such option is exercised in full, the public offering price, sales load and proceeds, after expenses, to the Trust will be $        , $         and $        , respectively.  See “Underwriting.”

(2)

The Advisor (and not the Trust) has agreed to pay from its own assets structuring and/or syndication fees to           ,                ,                   and                . The Advisor (and not the Trust) may pay certain qualifying board directors s a structuring fee, sales incentive fee or additional compensation in connection with the offering. The Advisor and certain of its affiliates (and not the Trust) expect to pay compensation to certain registered representatives of SAVYON    Investments, LLC (an affiliate of the Advisor) that participate in the marketing of the Trust’s common shares. See “Underwriting.”

(3)
The Advisor has agreed to pay such organizational and offering expenses of the Trust (other than the sales load) to the extent that organizational and offering expenses (other than the sales load) exceed $        per common share. The Trust will pay organizational and offering expenses of the Trust (other than the sales load) up to $           per common share, which may include a reimbursement of the Advisor’s expenses incurred in connection with this offering. Any offering costs paid by the Trust will be deducted from the proceeds of the offering received by the Trust. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $        (or $     per common share). The aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $         (or $      per common share). The aggregate organizational and offering expenses (other than the sales load) to be incurred by the Advisor on behalf of the Trust are estimated to be $               (or $           per common share). If the board directors s exercise the overallotment option in full, the aggregate organizational and offering expenses (other than the sales load) are estimated to be $         (or $      per common share).

(4)
The Trust will pay its organizational costs in full out of its seed capital prior to completion of this offering.

(continued from previous page)

Leverage.  The Trust currently anticipates borrowing funds in an aggregate amount of up to     % of its Managed Assets (       % of its net assets) in order to buy additional securities. This practice is known as “leverage.” The Trust currently anticipates that it will borrow through reverse repurchase agreements and/or dollar rolls and the Trust may also borrow funds from banks or other financial institutions and/or issue preferred shares as described in this Prospectus.  The Trust may use leverage to the maximum extent permitted under the Investment Company Act of 1940.  See “Leverage.”

The use of leverage is subject to numerous risks. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Trust’s net asset value to decline more than if the Trust had not used leverage. A reduction in the Trust’s net asset value may cause a reduction in the market price of its common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares.  The Trust’s leveraging strategy may not be successful.  See “Risks—Leverage Risk.”

You should read this Prospectus, which concisely sets forth information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated                   , containing additional information about the Trust (the “SAI”), has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You can review the table of contents for the SAI on page 80 of this Prospectus. You may request a free copy of the SAI by calling (786)  201- 0137 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call (202)  3340 North 1-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the SAI on its website because the Trust’s common shares are not continuously offered, which means the SAI will not be updated after completion of this offering and the information contained in the SAI will become outdated. In addition, you may request copies of the Trust’s semi-annual and annual reports or other information about the Trust or make shareholder inquiries by calling (786)  201- 0137. The Trust’s annual and semi-annual reports, when produced, will be available at the Trust’s website (http://www.[     ] .com) free of charge.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional  ASSET MANAGEMENT ADVISORY  as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

The Trust’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

In addition to distribution and/or service fees, each class of Shares of the Fund may, by action of the Fund’s Board or its delegate, also pay a different amount of the following expenses:

(1)

administrative and/or accounting or similar fees (each as described in the Fund’s prospectus, as amended or supplemented from time to time);

(2)
legal, printing and postage expenses related to preparing and distributing to current shareholders of a specific class materials such as shareholder reports, prospectuses, and proxies;

(3)
Blue Sky fees incurred by a specific class;

(4)
Commission registration fees incurred by a specific class;

(5)
expenses of administrative personnel and services required to support the shareholders of a specific class;

(6)
Trustees’ fees incurred as a result of issues relating to a specific class;

(7)
Auditors’ fees, litigation expenses, and other legal fees and expenses relating to a specific class;

(8)
incremental transfer agent fees and shareholder servicing expenses identified as being attributable to a specific class;

(9)
account expenses relating solely to a specific class;

(10)
expenses incurred in connection with any shareholder meetings as a result of issues relating to a specific class; and

(11)
any such other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) actually incurred in a different amount by a class or related to a class’ receipt of services of a different kind or to a different degree than another class.

Any income, gain, loss and expenses of the Fund not allocated to specific classes as described above will be charged to the Fund and allocated to each class of the Fund in a manner consistent with Rule 18f-3 under the 1940 Act.
From time to time, the Board of the Fund may create and offer additional classes of Shares, or may vary the characteristics described above of Initial Class and New Class Shares, including without limitation, in the following respects: (1) the amount of fees permitted by a Distribution and Service Plan as to such class; (2) voting rights with respect to a Distribution and Service Plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares allocated on a class basis as described in this Application; (5) differences in any dividends and net asset values per Share resulting from differences in fees under a Distribution and Service Plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the 1940 Act. The Fund will comply with the provisions of Rule 18f-3 under the 1940 Act, as if it were an open-end management investment company. The Fund’s Repurchases will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in net asset values per Share resulting from differences in fees under a Distribution and Service Plan and/or service plan or in class expenses.

Because of the different distribution fees, shareholder services fees, and any other class expenses that may be attributable to the different classes, the net income attributable to, and any dividends payable on, each class of Shares may differ from each other from time to time. As a result, the net asset value per Share of the classes may differ over time. Expenses of the Fund, allocated to a particular class of the Fund’s Shares will be borne on a pro rata basis by each outstanding Share of that class.

III.
    EXEMPTIONS REQUESTED

A.
The Multiple Class System

Applicants request exemptive relief to the extent that the proposed issuance and sale of multiple classes of Shares of the Fund may be deemed: (1) to result in the issuance of a “senior security” within the meaning of Section 18(g) of the 1940 Act and thus be prohibited by Section 18(c); and (2) to violate the equal voting provisions of Section 18(i) of the 1940 Act.

B.

Asset-Based Service and/or Distribution Fees

Applicants request an order pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder to the extent necessary for the Fund to pay asset-based service and/or distribution fees.

IV.
    COMMISSION AUTHORITY

Pursuant to Section 6(c) of the 1940 Act, the Commission may, by order on application, conditionally or unconditionally exempt any person, security, or transaction, or any class or classes of persons, securities, or transactions, from any provision or provisions of the 1940 Act or from any rule or regulation under the 1940 Act, if and to the extent that the exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

Pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, the Commission may issue an order permitting an affiliated person of or a principal board directors  for a registered investment company, acting as principal, to participate in or effect a transaction in connection with a joint enterprise or other joint arrangement or profit sharing plan in which the investment company participates. In reviewing applications submitted under Section 17(d) and Rule 17d-1, the Commission considers whether the participation of the investment company in a joint enterprise, joint arrangement or profit sharing plan is consistent with the provisions, policies, and purposes of the 1940 Act, and the extent to which the participation is on a basis different from or less advantageous than that of other participants.

V.
DISCUSSION

A.
Background

In its 1992 study entitled Protecting Investors: A Half Century of Investment Company Regulation (“Protecting Investors”), the Commission’s Division of Investment Management recognized that the 1940 Act imposes a rigid classification system that dictates many important regulatory consequences.5 For example, the characterization of a management company as “open-end” or “closed-end” has, historically, been crucial to the determination of the degree of liquidity the fund’s shareholders will have, and thus the liquidity required of the fund’s investments.
Historically, except as noted below, there has been no middle ground between the two extremes of the open-end and the closed-end forms. Open-end funds have offered complete liquidity to their shareholders and thus required a high degree of liquidity of the underlying investment portfolio, while closed-end funds have been subject to requirements that in fact restrict the liquidity they are permitted to offer their investors. Under this bipolar system of regulation, neither form has provided the best vehicle for offering portfolios that have significant, but not complete, liquidity. In Protecting Investors, the staff of the Commission determined that, given the changes in the securities market since 1940 – in particular the emergence of semi-liquid investment opportunities – it was appropriate to re-examine the

5
Securities and Exchange Commission Staff Report, Protecting Investors (May 1992), at 421.

classification system and its regulatory requirements and that it would be appropriate to provide the opportunity for investment companies to “chart new territory” between the two extremes of the open-end and the closed-end forms, consistent with investor protection.6

One exception to the open-end/closed-end dichotomy cited in Protecting Investors has been the so-called “prime rate fund.” Many of these funds, first introduced in 1988, invest in adjustable rate senior loans and provide shareholders liquidity through quarterly repurchases (“Closed-end Tender Offer Funds”).
Shortly after Protecting Investors was published, the Commission proposed Rule 23c-3 under the 1940 Act, which provided flexibility to increase shareholder liquidity through periodic tender offers under simplified procedures.7 Rule 23c-3 was adopted in   February 1993.8 Prime rate funds were cited in both Protecting Investors and the Rule 23c-3 Proposing Release as the prototype for the closed-end interval fund concept.9
Developments since the initial closed-end interval funds make further innovation appropriate. Many funds either cannot or choose not to rely on Rule 23c-3. Therefore, there exist a large number of Closed-end Tender Offer Funds, which fall between open-end and closed-end designations in regard to their operations, but are not interval funds. Moreover, a number of precedents exist for the implementation of a multiple-class system and the imposition of asset-based service and/or distribution fees substantially similar to that for which Applicants seek relief. See, e.g., ASGI Agility Income Fund, et al., Inv. Co. Act. Rel. Nos. 29793 (September 19,  2018) (Notice) and 29837 (October 17,  2018) (Order); Highland  GROUP Management, L.P., et al., Inv. Co. Act. Rel. Nos. 28888 (August 27,  2016) (Notice) and 28908 (September 22,  2016) (Order); Allianz RCM Global Ecotrends Fund, et al., Inv. Co. Act. Rel. Nos. 27936 (August 23, 2007) (Notice) and 27971 (September 18, 2007) (Order); Man-

6
Id. at 424.
7
Inv. Co. Act Rel. No. 18869 (July 28, 1992) (the “Rule 23c-3 Proposing Release”).
8
Inv. Co. Act Rel. No. 19399 (  February 7, 1993) (the “Rule 23c-3 Adopting Release”). The Commission also had proposed Rule 22e-3 under the 1940 Act, which began from the open-end, complete liquidity perspective under Section 22 and would permit periodic or delayed, rather than constant, liquidity. The Commission neither adopted nor withdrew proposed Rule 22e-3.
9
Protecting Investors, supra, at 439-40; 23c-3 Proposing Release at 27.

Glenwood Lexington, LLC, et al., Inv. Co. Act. Rel. Nos. 27263 (March 16,  2014) (Notice) and 27285 (  February 11,  2014) (Order); Investment Advisory Corp., et al., Inv. Co. Act Rel. Nos. 25924 (February 3, 2003) (Notice) and 25951 (March 3, 2003) (Order); ING Pilgrim Investments LLC, et al., Inv. Co. Act Rel. Nos. 24881 (February 28, 2001) (Notice) and 24916 (March 27, 2001) (Order); Scudder  LLC, Inv. Co. Act Rel. Nos. 24805 (December 27, 2000) (Notice) and 24833 ( February 19, 2001) (Order); Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 24648 (September 19, 2000) (Notice) and 24689 (October 16, 2000) (Order) (closed-end funds within a master-feeder structure), along with Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 23770 (  February 6, 1999) (Notice) and 23818 (  February 30, 1999) (Order) and Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 22670 (May 19, 1997) (Notice) and 22709 (June 16, 1997) (Order); A I M Advisors, Inc., et al., Inv. Co. Act Rel. Nos. 24110 (October 25, 1999) (Notice) and 24149 (November 22, 1999) (Order); Nuveen Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 24066 (October 1, 1999) (Notice) and 24114 (October 27, 1999) (Order); Stein Roe Floating Rate Income Fund, et al., Inv. Co. Act Rel. Nos. 24014 (September 15, 1999) (Notice) and 24078 (October  20, 1999) (Order); Oppenheimer Senior Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 23945 (August 12, 1999) (Notice) and 23992 (September 2, 1999) (Order); Kemper Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 23811(  February 27, 1999) (Notice) and 23846 (May 24, 1999) (Order); CypressTree Asset Management Corp., Inc., et al., Inv. Co. Act Rel. Nos. 23312 (July 10, 1998) (Notice) and 23378 (August 5, 1998) (Order); and Sierra Prime Income Fund, et al., Inv. Co. Act Rel. Nos. 22512 (February 14, 1997) (Notice) and 22556 (March 12, 1997) (Order).

B.
Multiple Classes of Shares – Exemptions from Sections 18(c) and 18(i) under the 1940 Act

Applicants request exemptive relief to the extent that the proposed issuance and sale of multiple classes of Shares of the Fund may be deemed: (1) to result in the issuance of a “senior security” within the meaning of Section 18(g) of the 1940 Act and thus be prohibited by Section 18(c); and (2) to violate the equal voting provisions of Section 18(i) of the 1940 Act.

A registered closed-end investment company may have only one class of stock that is a senior security. In particular, Section 18(c) of the 1940 Act provides that:

[I]t shall be unlawful for any registered closed-end investment company . . . to issue or sell any senior security which is a stock if immediately thereafter such company will have outstanding more than one class of senior security which is a stock, except that (1) any such class of . . . stock may be issued in one or more series: provided, that no such series shall have a preference or priority over any other series upon the distribution of the assets of such registered closed-end company or in respect of the payment of interest or dividends . . .

Section 18(i) of the 1940 Act provides that:

Except as provided in subsection (a) of this section, or as otherwise required by law, every share of stock hereafter issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock; provided, that this subsection shall not apply . . . to shares issued in accordance with any rules, regulations, or orders which the Commission may make permitting such issue.

The multiple class system proposed herein (the “Multiple Class System”) may result in Shares of a class having “priority over [another] class as to . . . payment of dividends” and having unequal voting rights, because under the Multiple Class System (1) shareholders of different classes may pay different distribution fees, different shareholder services fees, and any other expenses (as described above in Section II.C.5) that should be properly allocated to a particular class, and (2) each class would be entitled to exclusive voting rights with respect to matters solely related to that class. Applicants state that the creation of multiple classes of shares of the Funds may thus be prohibited by Section 18(c) and may violate Section 18(i) of the 1940 Act.
Applicants believe that the implementation of the Multiple Class System will provide the Applicants with the flexibility to create new classes of Shares without having to create new funds. Applicants believe that current and future shareholders will benefit if new classes of Shares with different pricing structures are created providing investors with enhanced investment options. Under the Multiple Class System, an investor will be able to choose the method of purchasing Shares that the investor deems most beneficial, based on factors applicable to the investor, such as the amount of the purchase, the length of time the investor expects to hold the Shares, and other relevant factors. The proposed system would permit the Fund to facilitate the distribution of Shares and provide investors with a broader choice of shareholder options.
By contrast, if the Adviser and the Distributor were required to sponsor the organization of new, separate funds rather than new classes of Shares, the creation of the new, separate funds would involve increased costs and administrative burdens borne by shareholders, as compared to the creation of additional Share classes of the Fund.
Under the Multiple Class System, holders of each class of Shares may be relieved of a portion of the fixed costs normally associated with investing in investment companies because these costs potentially would be spread over a greater number of Shares than they would be if the classes were separate funds or portfolios. As the Fund grows in volume of assets, it is expected that investors will derive benefits from economies of scale that might not be available at smaller volumes.
The Commission has long recognized that multiple class arrangements can be structured so that the concerns underlying the 1940 Act’s “senior security” provisions are satisfied. After having granted numerous exemptive orders (“multiple class exemptive orders”) to open-end management investment companies permitting those funds to issue two or more classes of shares representing interests in the same portfolio, in 1995, the Commission adopted Rule 18f-3 under the 1940 Act, which now permits open-end funds to maintain or create multiple classes without seeking individual multiple class exemptive orders, as long as certain conditions are met.10

[10]

See Inv. Co. Act Rel. No. 20915 (February 23, 1995). As adopted, Rule 18f-3 under the 1940 Act creates an exemption for open-end funds that issue multiple classes of shares with varying arrangements for the distribution of securities and the provision of services to shareholders. In connection with the adoption of Rule 18f-3, the Commission also amended Rule 12b-1 under the 1940 Act to clarify that each class of shares must have separate 12b-1 plan provisions. Moreover, any action on the 12b-1 plan (i.e., director or shareholder approval) must take place separately for each class. The Commission has adopted amendments to Rule 18f-3 that expand and clarify the methods by which a multiple class fund may allocate income, gains and losses, and expenses, and that clarify the shareholder voting provisions of the rule.

Applicants believe that the proposed Multiple Class System does not raise the concerns underlying Section 18 of the 1940 Act to any greater degree than open-end investment companies’ multiple class structures. The Multiple Class System does not relate to borrowings and will not adversely affect the Fund’s assets. In addition, the proposed system will not increase the speculative character of the Fund’s Shares. Applicants also believe that the proposed allocation of expenses relating to distribution and voting rights is equitable and will not discriminate against any group or class of shareholders.

Applicants believe that the rationale for and the conditions contained in Rule 18f-3 are as applicable to a closed-end investment company seeking to offer multiple classes of shares with varying distribution and service arrangements in a single portfolio as they are to open-end investment companies. The Fund will comply with the provisions of Rule 18f-3 as if it were an open-end investment company including, among others, the rule’s provisions relating to differences in expenses, special allocations of other expenses, voting rights, conversions and disclosure. In fact, the Fund will in many ways resemble an open-end investment company in its manner of operation and in the distribution of Shares, except for differences related to Repurchases.
In particular, the Fund proposes to offer Shares continuously at net asset value. It is anticipated that differences among classes will, as detailed above, relate largely to differences in placement/distribution and service arrangements. Applicants note that open-end and closed-end funds are subject to different technical provisions governing the issuance of senior securities. However, those technical differences do not appear relevant here. While closed-end funds may not issue multiple classes of shares without exemptive relief, the Commission has granted specific exemptive relief to numerous similarly-situated closed-end funds.11 Provisions

[11]

See, e.g., ASGI Agility Income Fund, et al., Inv. Co. Act. Rel. Nos. 29793 (September 19,  2018) (Notice) and 29837 (October 17,  2018) (Order); Highland  GROUP Management, L.P., et al., Inv. Co. Act. Rel. Nos. 28888 (August 27,  2016) (Notice) and 28908 (September 22,  2016) (Order); Allianz RCM Global Ecotrends Fund, et al., Inv. Co. Act. Rel. Nos. 27936 (August 23, 2007) (Notice) and 27971 (September 18, 2007) (Order); Man-Glenwood Lexington, LLC, et al., Inv. Co. Act. Rel. Nos. 27263 (March 16,  2014) (Notice) and 27285 (  February 11,  2014) (Order); Investment Advisory Corp., et al., Inv. Co. Act Rel. Nos. 25924 (February 3, 2003) (Notice) and 25951 (March 3, 2003) (Order); ING Pilgrim Investments LLC, et al., Inv. Co. Act Rel. Nos. 24881 (February 28, 2001) (Notice) and 24916 (March 27, 2001) (Order); Scudder  SAVYON  GROUP Entrepreneurs Fund and Scudder  SAVYON  GROUP LLC, Inv. Co. Act Rel. Nos. 24805 (December 27, 2000) (Notice) and 24833 ( February 19, 2001) (Order); Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 24648 (September 19, 2000) (Notice) and 24689 (October 16, 2000) (Order) (closed-end funds within a master-feeder structure), along with Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 23770 (  February 6, 1999) (Notice) and 23818 (  February 30, 1999) (Order) and Eaton Vance Management, et al., Inv. Co. Act Rel. Nos. 22670 (May 19, 1997) (Notice) and 22709 (June 16, 1997) (Order); A I M Advisors, Inc., et al., Inv. Co. Act Rel. Nos. 24110 (October 25, 1999) (Notice) and 24149 (November 22, 1999) (Order); Nuveen Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 24066 (October 1, 1999) (Notice) and 24114 (October 27, 1999) (Order); Stein Roe Floating Rate Income Fund, et al., Inv. Co. Act Rel. Nos. 24014 (September 15, 1999) (Notice) and 24078 (October  20, 1999) (Order); Oppenheimer Senior Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 23945 (August 12, 1999) (Notice) and 23992 (September 2, 1999) (Order); Kemper Floating Rate Fund, et al., Inv. Co. Act Rel. Nos. 23811(  February 27, 1999) (Notice) and 23846 (May 24, 1999) (Order); CypressTree Asset Management Corp., Inc., et al., Inv. Co. Act Rel. Nos. 23312 (July 10, 1998) (Notice) and 23378 (August 5, 1998) (Order); and Sierra Prime Income Fund, et al., Inv. Co. Act Rel. Nos. 22512 (February 14, 1997) (Notice) and 22556 (March 12, 1997) (Order).

regulating the issuance by closed-end funds of debt or preferred stock should have no bearing on an application by a closed-end fund for an exemptive order permitting the issuance of multiple classes of shares. Therefore, Applicants propose to base the conditions under which the Fund would issue multiple classes of Shares on those contained in Rule 18f-3.

Applicants believe that the proposed allocation of expenses and voting rights relating to the asset-based distribution and service fees applicable to classes of the Fund in the manner required by Rule 18f-3 is equitable and will not discriminate against any group of shareholders. The Fund is also aware of the need for full disclosure of the proposed Multiple Class System in its prospectus and of the differences among the various classes and the different expenses of each class of Shares offered. Applicants represent that these distribution and/or service fees will comply with the provisions of NASD Conduct Rule 2830. Applicants also represent that the Fund will disclose in its prospectus the fees, expenses and other characteristics of each class of Shares offered for sale by the prospectus, as is required for open-end, multiple class funds under Form N-1A. As if it were an open-end management investment company, the Fund will disclose fund expenses borne by shareholders during the reporting period in shareholder reports12 and describe in its prospectus any arrangements that result in breakpoints in sales loads. 20 The Fund will include any such disclosures in its shareholder reports and prospectus to the extent required as if the Fund were an open-end fund. The Fund and the Distributor will also comply with any requirements that may be adopted by the Commission or FINRA regarding disclosure at the point of sale and in transaction confirmations about the costs and conflicts of interest arising out

[12]	Shareholder Reports and Quarterly Portfolio Disclosure of Registered Management Investment Companies, Investment Company Act Release No. 26372 (Feb. 27, 2004) (adopting release).
[20]	Disclosure of Breakpoint Discounts by Mutual Funds, Investment Company Act Release No. 26464 (June 7, 2004) (adopting release).
of the distribution of open-end investment company shares, and regarding prospectus disclosure of sales loads and revenue sharing arrangements as if those requirements applied to the Fund and the Distributor.14 The Fund or the Distributor will contractually require that any other distributor of the Fund’s Shares comply with such requirements in connection with the distribution of Shares of the Fund.

Finally, in June  2014, the Commission adopted enhanced fee disclosure requirements for fund of funds including registered funds of hedge funds.15 Applicants will comply with all such applicable disclosure requirements.
The requested relief is substantially similar to prior exemptions granted by the Commission to ASGI Agility Income Fund, Highland  GROUP Management, Allianz RCM Global Ecotrends Fund, Man-Glenwood Lexington, LLC, Prime Rate Income Trust, Senior Floating Rate Fund, Pilgrim Senior Income Fund, Scudder  SAVYON  GROUP Entrepreneurs Fund, Senior Debt Portfolio, Eaton Vance Advisers Senior Floating-Rate Fund, Eaton Vance Institutional Senior Floating-Rate Fund, Eaton Vance Prime Rate Reserves, EV Classic Senior Floating-Rate Fund, AIM Floating Rate Fund, Nuveen Floating Rate Fund, Stein Roe Floating Rate Income Fund, Oppenheimer Senior Floating Rate Fund, Kemper Floating Rate Fund, North American Senior Floating Rate Fund, and Sierra Prime Income Fund.16 In those cases, the Commission permitted closed-end funds that offered and sold their shares continuously and that conducted periodic repurchase offers or tender offers for a portion of their shares, to implement multiple-class structures. Accordingly, Applicants believe that there is ample precedent for the implementation of a multiple-class system by the Fund.

The Fund is offering            Common Shares at $20.00 per share through a group of board directors  (the "board directors ") led by            (the "Representatives"). You must purchase at least 100 Common Shares ($2,000) in order to participate in this offering. The Fund has given the board directors  an option to purchase up to            additional Common Shares solely to cover overallotments. SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC (the "Adviser") has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load, but inclusive of the distribution assistance payment) in excess of $0.06 per common share. See "board directors ."
Who July   Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund July   be an appropriate investment for investors who are seeking:

•       a closed-end fund that will invest primarily in loans and fixed-income instruments, including first-lien secured floating rate loans ("Senior Loans") loans that are either not first-lien or are unsecured ("Subordinated Loans") and high-yield corporate debt securities of varying maturities;

•       exposure to loans and fixed-income instruments, which July   provide some diversification for an overall portfolio that lacks such exposure; and

•       professional selection and active management by the Adviser.

The Adviser believes that current market conditions have created an opportunity to invest in loans and fixed-income instruments which July   provide attractive risk adjusted returns. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The Fund's sale of borrowed securities, "short-sales," and use of derivatives offer the opportunity for additional returns, leverage to purchase additional long positions and potential downside protection for the Fund's investments in loans and other fixed-income instruments.
Investment Objectives The Fund's primary investment objective is to provide current income, with a secondary objective of ASSET MANAGEMENT  appreciation. There can be no assurance that the Fund will achieve its investment objectives.
Investment Strategies
The Fund will seek to achieve its investment objectives by employing a Driving long and short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including Senior Loans, Subordinated Loans and high-yield corporate debt securities of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in will typically be rated below investment grade at the time of purchase.
Under normal market conditions, the Fund intends to maintain both long and short credit positions based predominantly on the Adviser's fundamental view on a particular investment. The Fund will take long positions in investments that the Adviser believes offers the potential for attractive returns under various economic and interest rate environments. The Fund will take short positions in investments that the Adviser believes provide a low cost of financing for purchasing long positions or that the Adviser believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund's long positions, either directly or through derivatives, July   total up to 130% of the Fund's Managed Assets (as defined below). The Fund's short positions, either directly or through derivatives, July   total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares (as defined below), if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

The Adviser believes that changing investment environments over time offer attractive investments and varying degrees of investment risk opportunities in the loan and fixed-income instruments markets. In order to ASSET MANAGEMENT size on attractive investments and effectively manage potential risk, the Adviser believes that the combination of thorough and continuous credit analysis, diversification, and the ability to reallocate investments among senior and subordinated debt with both a long and short strategy is critical to achieving higher risk-adjusted returns relative to other high-yield securities.

The Fund will invest at least 60% of its Managed Assets in Senior Loans. Senior Loans will be made to U.S. and, to a limited extent, non-U.S. corporations,  ADVISORY hips and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, plus a premium. The Fund will also invest in (i) Subordinated Loans, (ii) other fixed-income instruments (including, without limitation, U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities), (iii) warrants and equity securities issued by a Borrower or issuer or its affiliates as part of a package investment in a Borrower or issuer or its affiliates, (iv) structured products such as collateralized loan obligations and credit-linked notes and (v) derivatives, including credit derivatives.
Substantially all of the Fund's assets July   be invested in loans and fixed-income instruments that are of below investment grade quality. Below investment grade quality securities are those that, at the time of investment, are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Corporation Ratings Group ("S&P") or Fitch Ratings, Inc. ("Fitch"), or if unrated are determined by the Adviser to be of comparable quality. Securities of below investment grade quality, commonly referred to as "junk" or "high yield" securities, are regarded as having predominantly speculative characteristics with respect to an issuer's capacity to pay interest and repay principal.
Under normal market conditions, the use of derivatives by the Fund will not exceed 30% of the Fund's Managed Assets. The Fund's principal investments in derivative instruments will include investments in credit default swaps, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps. An investment by the Fund in credit default swaps will allow the Fund to obtain economic exposure to certain credits without having a direct exposure to such credits. The Fund July   also enter into futures contracts on securities or currencies. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. As an example, the Fund July   purchase or sell exchange traded U.S. Treasury futures to alter the Fund's overall duration as well as its exposure to various portions of the yield curve. In addition, the Fund July   purchase "call" and "put" options and options on futures contracts for hedging or investment purposes and July   engage in interest rate swaps to minimize the Fund's exposure to interest rate movements. See "Risks—Derivatives Risk."
The Fund July   invest up to 20% of its Managed Assets in structured products, consisting of collateralized loan obligations ("CLOs") and credit-linked notes. See "Risks—Structured Products Risk."
The Fund July   invest up to 20% of its Managed Assets in instruments that are denominated in non-U.S. currencies. In order to minimize the impact of currency fluctuations, the Adviser July   at times hedge certain or all of the Fund's investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include, foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions July   be used to hedge against the risk of loss due to changing currency exchange rates. See "Risks—Derivatives Risk."

The Fund's short positions, either directly or through derivatives, July   total up to 30% of the Fund's Managed Assets. A "short sale" is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from the Fund's short sales of securities will generally be used to purchase additional long positions in securities. The long and short positions held by the Fund July   vary over time as market opportunities develop. As part of its investment strategy, the Fund July   sell short positions in investments that the Adviser believes provide a low cost of financing for purchasing additional long positions or which the Adviser believes will under-perform, due to a greater sensitivity to earnings growth of the issuer, default risk and interest rates. The Fund July   sell short certain securities short, including, but not limited to, U.S. Treasuries, investment grade and high-yield corporate bonds, either for investment and/or hedging and/or financing purposes. Short positions in high-yield corporate bonds will have a fixed coupon and July   have a longer duration and weighted average life than other loan investments. The Fund July   also use credit default swaps as part of its short strategy. If the Fund purchases protection under a credit default swap and no credit event occurs on the reference obligation, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, the Fund (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or   Drivingly, a cash payment representing the difference between the expected recovery rate and the full notional market for selling loans short develops in the future. value. The Adviser does not currently anticipate engaging in short positions in loans, but July   do so if an active

 During an expanding or normal economic cycle, the strategy of buying U.S. and, to a limited extent, foreign loans and fixed-income instruments that are rated below investment grade is designed to generate monthly income and ASSET MANAGEMENT  appreciation (total return over the long run). However, during general economy or market downturns, the "short" strategy of having sold borrowed securities that the Adviser believes could decline in price, July   SAVYON lessen the impact of a significant decline in the value of the Fund's long holdings.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund July   not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions July   exist for as long as six months and, in some cases, much longer. Regulatory limitations or bans on short selling activities July   prevent the Fund from fully implementing its strategy. To secure the Fund's obligation to cover its short positions, the Fund July   pledge collateral as security to the broker, which July   include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian. The Adviser will attempt to maintain long and short positions such that the Fund's net long securities exposure (i.e., percentage long securities positions minus percentage short securities positions) does not exceed 100% of its Managed Assets.
The Fund July   invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's ("SEC") standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund July   also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale ("restricted securities"). However, restricted securities determined by the Adviser to be illiquid are subject to the limitations set forth above.
The Fund will not invest, with respect to 75% of its Managed Assets, more than 5% of its Managed Assets in securities issued by a single issuer, other than cash and securities issued by the U.S. government.
For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments."
Leverage

All or a portion of the proceeds received from the Fund's short sales will generally be used to purchase additional long positions in securities, which July   result in a form of financial leverage. The Fund July   also enter into various derivative transactions that July  , in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares ("Preferred Shares"), debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33 1/3% of the Fund's Managed Assets at the time incurred. In addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. By using leverage, the Fund would seek to obtain a higher return for the Fund's common shareholders than if it did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares.
Leverage creates risk for the Fund's common shareholders, including the likelihood of greater volatility of net asset value ("NAV") and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares July   affect the return to the common shareholders or July   result in fluctuations in the dividends paid on the Common Shares. During periods in which the Fund is utilizing leverage, the investment ADVISORY fee payable to the Adviser will be higher than if the Fund did not utilize a leveraged ASSET MANAGEMENT  structure. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See "Risks—Leverage Risks."
Investment Adviser  The Adviser will be the Fund's investment adviser. The Adviser, a wholly-owned subsidiary of SAVYON ASSET MANAGEMENT  ADVISORY LLC (collectively with its affiliates, "SAVYON"), is a registered investment adviser and will be responsible for administrative and compliance oversight services to the Fund. SAVYON is the credit platform of The  SAVYON Group L.P. (collectively with its affiliates, " SAVYON").  SAVYON  will be a leading manager of private ASSET MANAGEMENT  and provider of financial ADVISORY services. It is one of the largest independent managers of private ASSET MANAGEMENT  in the world, with total assets under management of $             billion as of September 30,  2017. As of September 30,  2017, SAVYON's asset management operation had aggregate assets under management of approximately $           billion across multiple strategies within the leveraged finance marketplace, including leveraged loans, high yield bonds, distressed and mezzanine debt, private equity and hedge funds.

The Adviser will receive a monthly fee at the annual rate of        % of the average daily value of the Fund's Managed Assets. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage. See "Management of the Fund—Investment ADVISORY Agreement."
Administrator
SAVYON Fund Services, Inc. ("SAVYON"), located at 3340 NE 190 ST , Suite  402,  Aventura , Florida 33180, serves as administrator to the Fund. Under the administration agreement, SAVYON is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.

 SAVYON is entitled to receive a monthly fee at the annual rate of        % of the average daily value of the Fund's Managed Assets, subject to a minimum annual fee of $            , plus out-of-pocket expenses. During periods when the Fund is using leverage, the fees paid to SAVYON will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage. See "Management of the Fund—Administrator."
Distributions

Commencing with the Fund's initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial monthly dividend on the Fund's Common Shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 90 days after completion of this offering. The Fund will distribute to common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding forms of traditional leverage utilized by the Fund. The Fund intends to pay any ASSET MANAGEMENT  gains distributions at least annually. If the Fund realizes a long-term ASSET MANAGEMENT  gain, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Leverage."
Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund July   from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period July   be more or less than the amount of income
actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value (and indirectly benefit the Adviser and SAVYON by increasing their fees) and, correspondingly, distributions from the Fund's income will reduce the Fund's net asset value. See "Distributions."
Cash distributions to holders of our Common Shares July   be reinvested under our Dividend Reinvestment Plan ("DRIP") in additional whole and fractional shares if you or your representative elect ("opt-in") to enroll in the DRIP. See "Distributions" and "Dividend Reinvestment Plan."
Listing
The Fund intends to apply to list its Common Shares on the   NASDAQ Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "        ." See "Description of Shares—Common Shares."
Custodian and Transfer Agent
        will serve as the Fund's custodian.        will serve as Fund's transfer agent. See "Custodian and Transfer Agent."
Market Price of Shares
 Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. Common shares of closed-end investment companies like the Fund have traded at prices higher than their net asset value during some periods, and have traded at prices lower than their net asset value during other periods. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, the market price of the Fund's Common Shares July   be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand. See "Risks," "Description of Shares—Common Shares" and "Repurchase of Common Shares." The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.
Risks

No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and one other closed-end fund and therefore as an entity has limited experience managing registered management investment companies. The Fund's Common Shares have no history of public trading. See "Risks—No Operating History."

Market Discount Risk. Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk July   be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering.The Fund's Common Shares July   trade at a price that is less than the initial offering price. See "Risks—Market
Discount Risk."
Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's Common Shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments July   fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares July   be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund July   also use leverage, which would magnify the Fund's investment, market and certain other risks. See "Risks—Investment and Market Risk" and "Risks—Leverage Risk."
Senior Loans Risk. Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in Senior Loans. Senior Loans hold the most senior position in the ASSET MANAGEMENT  structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Loans the Fund will invest in are usually rated below investment grade or July   also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults, becomes insolvent or goes into bankruptcy, the Fund July   recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk. See "Risks—Below Investment Grade Securities Risk," "—Credit Risk" and "—Liquidity Risk."

Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock July   lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.
Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund July   be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their ASSET MANAGEMENT  requirements this July   cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan July   be adversely affected.

The Fund July   acquire Senior Loans through assignments or participations. The Fund will typically acquire Senior Loans through assignment and July   elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund July   not be able under theto unilaterally enforce all rights and remedie loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit ASSET MANAGEMENT , (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund July   not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which July   result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.

Subordinated Loans Risk. The Fund July   invest up to 40% of its Managed Assets in Subordinated Loans. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and/or assets securing the loan or debt, if any, July   be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and July   be less liquid. See "The Fund's Investments—Portfolio Composition—Subordinated Loans" and "Risks—Subordinated Loans Risk."
Fixed-Income Instruments Risk. The Fund July   invest up to 40% of its Managed Assets in fixed-income instruments, such as U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities. Fixed-income instruments are subject to many of the same risks that affect Senior Loans and Subordinated Loans, however they are often unsecured and typically lower in the issuer's ASSET MANAGEMENT  structure than loans, and thus July   be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income instruments are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. See "The Fund's Investments—Portfolio Composition—Fixed-Income Instruments" and "Risks—Fixed-Income Instruments Risk."

Below Investment Grade Instruments Risk. The Fund anticipates that it July   invest substantially all of its assets in loans and fixed-income instruments that are rated below investment grade. Below investment grade securities are commonly referred to as "junk" or high-yield securities and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade securities July   be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon, increase the incidence of default for such securities and severely disrupt the market value of such securities.
Lower grade securities, though higher yielding, are characterized by higher risk. They July   be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities July   be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade securities, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term. See "The Fund's Investments—Portfolio Composition—Below Investment Grade Instruments" and "Risks—Below Investment Grade Instruments Risk."

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an "over-the-counter" market which July   be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments July   carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes July   lead to inaccurate asset pricing. In addition, other market participants July   value securities differently than the Fund. As a result, the Fund July   be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.

Short Selling Risk. The Fund will use short sales for financing, investment and risk management purposes, including when the Adviser believes a short position in an investment offers a low cost of financing for purchasing long positions or that the market price of the instrument will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund July   not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions July   exist for as long as six months and, in some cases, much longer.
Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund July   have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund July   not be able to borrow a security that it needs to deliver or it July   not be able to close out a short position at an acceptable price and July   have to sell related long positions earlier than it had expected. Thus, the Fund July   not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale July   fail to honor its contractual terms, causing a loss to the Fund.

 Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it July   be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral July   also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund July   not be able to substitute or sell the pledged collateral and July   experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund July   obtain only a limited recovery or July   obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This July   limit the Fund's investment flexibility, as well as its ability to meet other current obligations.
Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk July   not be successful and July   result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage July   increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
The SEC recently proposed certain restrictions on short sales. If the SEC's proposals are adopted, they could restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries July   adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling July   make it impossible for the Fund to execute certain investment strategies.

Liquidity Risk. The Fund July   invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund July   also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.
Illiquid and restricted securities July   be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which July   adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment July   play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities July   restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, July   have to cause such security to be registered. A considerable period July   elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and July   be subject to restrictions on resale. Loans and fixed-income instruments July   not be listed on any national securities exchange and no active trading market July   exist for the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments July   be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. See "Risks—Liquidity Risk."

Credit Risk. Credit risk is the risk that one or more loans or other debt instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the ASSET MANAGEMENT  structure of a Borrower or issuer July   provide some protection with respect to the Fund's investments in Senior Loans, losses July   still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund's other investments will often be subordinate to other debt in the issuer's ASSET MANAGEMENT  structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund July   use credit derivatives which July   expose it to additional risk in the event that the instruments underlying the derivatives default. See "Risks—Credit Risk."
Interest Rate Risk. Loans, corporate debt securities or other fixed-income instruments that the Fund July   invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. See "Risks—Interest Rate Risk."
Leverage Risk. All or a portion of the proceeds from the Fund's short sales of securities will generally be used to purchase additional long positions in securities, which July   result in a form of financial leverage. The Fund July   also enter into various derivative transactions that July  , in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue Preferred Shares, debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33 1/3% of the Fund's Managed Assets at the time incurred. In addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. With respect to its short positions in securities and certain of its derivative positions, the Fund July   maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions.

The Fund July   also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the Investment Company Act of 1940, as amended (the "Investment Company Act") that the Fund July   not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets. See "Leverage." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund July   perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:
•       the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

 •       the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund July   pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares;

•       the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which July   result in a greater decline in the market price of the Common Shares; and
•       when the Fund uses certain types of leverage, the investment ADVISORY fee payable to the Adviser will be higher than if the Fund did not use leverage.
The Fund July   continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return. Derivatives Risk. Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. The Fund's derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments July   be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Certain of the derivative investments in which the Fund July   invest July  , in certain circumstances, give rise to a form of financial leverage, which July   magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes July   result in losses greater than if they had not been used, July   require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, July   limit the amount of appreciation the Fund can realize on an investment or July   cause the Fund to hold a security that it might otherwise want to sell. In addition, there July   be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which July   result in lost opportunities for gain.
With respect to some of its derivative positions, the Fund July   segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund July   also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirements under the Investment Company Act; and therefore, the Fund July   not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund July   perform as if it were leveraged.
Congress has recently enacted the Restoring a Financial Stability Act of  2017(the "Financial Stability Act"). The Financial Stability Act will likely impact the use of derivatives by entities, which July   include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies July   impact or restrict the Fund's ability to use certain derivative investments and/or the costs of entering into or maintaining certain derivative investments.
The SEC has also indicated that it July   adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.
Structured Products Risk.  The Fund July   invest up to 20% of its Managed Assets in structured products, consisting of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund July   have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and ASSET MANAGEMENT  markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer July   be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which July   adversely affect the value of the structured products owned by the Fund.
Certain structured products July   be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes July   be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality
of the collateral July   decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security July   not be fully understood at the time of investment and July   produce disputes with the issuer or unexpected investment results. See "The Fund's Investments—Portfolio Composition" and "Risks—Structured Products Risk."
Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund July   be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the underASSET MANAGEMENT ization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court July   elect to subordinate the claim of the offending lender or bondholder to the claims
Because of the disadvantaged creditor or creditors, a remedy called "equitable subordination."use affiliates of, or persons related to, the Adviser July   hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings. See "Risks—Lender Liability Risk."
Potential Conflicts of Interest Risk.  The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, SAVYON,  SAVYON and their affiliates in other activities that July   conflict with those of the Fund. The Adviser, SAVYON,  SAVYON and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, SAVYON,  SAVYON and their affiliates July   engage in activities where the interests of certain divisions of the Adviser, SAVYON,  SAVYON and their affiliates or the interests of their clients July   conflict with the interests of the Fund or the shareholders of the Fund. Other present
and future activities of the Adviser, SAVYON,  SAVYON and their affiliates July   give rise to additional conflicts of interest which July   have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, SAVYON and its affiliates have implemented certain policies and procedures (e.g., information walls). For example, SAVYON and its affiliates July   come into possession of material non-public information with respect to companies in which the Fund July   be considering making an investment or companies that are SAVYON's and its affiliates' ADVISORY clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity July   otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by SAVYON has or has considered making an investment or which is otherwise an ADVISORY client of SAVYON and its affiliates July   restrict or otherwise limit the ability of the Fund to make investments in such companies.

As part of its regular business,  SAVYON provides a broad range of investment banking, ADVISORY, and other services. In the regular course of its investment banking and ADVISORY businesses,  SAVYON represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there July   be certain investments that the Adviser will decline or be unable to make. In addition, employees of  SAVYON or its affiliates July   possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment ADVISORY agreement between the Fund and the Adviser. Those employees of  SAVYON or its affiliates will not be obligated to share any such information with the Adviser and July   be prohibited by law or contract from doing so.
The Adviser or certain of its affiliates July   come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material, so as to preclude the Fund from participating in an investment. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund July   not be free to act upon any such information. Therefore, the Fund July   not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund July   initiate a transaction or sell an investment which, if such information had been known to it, July   not have been undertaken. Due to these restrictions, the Fund July   not be able to initiate a transaction that it otherwise might have initiated and July   not be able to sell an investment that it otherwise might have sold.
SAVYON,  SAVYON and their affiliates July   represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, SAVYON,  SAVYON and their affiliates July   serve as advisor to creditor or equity committees. This involvement, for which SAVYON,  SAVYON and their affiliates July   be compensated, July   limit or preclude the flexibility that the Fund July   otherwise have to participate in restructurings. For example, in situations in which a Borrower or issuer of loans or fixed-income instruments held by the Fund is a client or a potential client of the restructuring and reorganization ADVISORY practice, the Adviser July   dispose of such securities or take such other actions reasonably necessary to the extent permitted under the Investment Company Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization ADVISORY practice. Further, there July   also be instances in which the work of  SAVYON's restructuring and reorganization ADVISORY practice prevents the Adviser from purchasing securities on behalf of the Fund. In addition, the Investment Company Act limits the Fund's ability to enter into certain transactions with certain SAVYON or  SAVYON affiliates. As a result of these restrictions, the Fund July   be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by  SAVYON, SAVYON or one of its affiliates. However, the Fund July   under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations July   limit the scope of investment opportunities that would otherwise be available to the Fund. See "Risks—Potential Conflicts of Interest Risk."

 Limitations on Transactions with Affiliates Risk.  The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we July   be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company, registered investment company or private equity fund managed by  SAVYON, SAVYON or any of their respective affiliates (the " SAVYON / SAVYON Related Parties"). The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations July   limit the scope of investment opportunities that would otherwise be available to us. See "Limitation on Transactions with Affiliates Risk."

Dependence on Key Personnel Risk.  The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser July   not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance July   lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser July   become associated with the Fund and the performance of the Fund July   also depend on the experience and expertise of such individuals. See "Dependence on Key Personnel Risk."

Prepayment Risk.  During periods of declining interest rates, Borrowers or issuers July   exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer July   redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Subordinated Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk July   be enhanced. See "Risks—Prepayment Risk."
Inflation/Deflation Risk.  Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation July   have an adverse affect on the creditworthiness of issuers and July   make issuer defaults more likely, which July   result in a decline in the value of the Fund's portfolio. See "Inflation/Deflation Risk."

Non-U.S. Securities Risk.  The Fund July   invest in securities or other instruments, including Senior Loans and Subordinated Loans, of non-U.S. issuers or Borrowers ("Non-U.S. Securities"). Such investments involve certain risks not involved in domestic investments and July   experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries July   impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in Non-U.S. Securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because Non-U.S. Securities July   trade on days when the Fund's Common Shares are not priced, NAV change at times when Common Shares cannot be sold. See "Risks—Non-U.S. Securities Risk."

Foreign Currency Risk.  Because the Fund July   invest up to 20% of its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates July   affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries July   be volatile and therefore July   affect the value of securities denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser July  , but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. See "Risks—Swap Risk." The Fund July   incur costs in connection with the conversions between various currencies. In addition, certain countries July   impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. See "Risks—Foreign Currency Risk."
Counterparty and Prime Brokerage Risk.  Changes in the credit quality of the companies that serve as the Fund's prime brokers or counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund July   experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund July   obtain only a limited recovery or July   obtain no recovery in such circumstances. See "Risks—Counterparty and Prime Brokerage Risk."
Credit Derivatives Risk.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, counterparty risk market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position July   correlate imperfectly with the price of the asset or liability being protected. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which July   be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly. See "Risks—Credit Derivatives Risk."

Repurchase Agreements Risk.  Subject to its investment objectives and policies, the Fund July   invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements Risk.  The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement July   decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund July   decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund July   be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund July   be worse off than if it had not used such instruments.
Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments.  From time to time the Fund also July   invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same Borrower or issuer. The value of the equity securities July   be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks July   increase fluctuations in the Fund's NAV. The Fund frequently July   possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so. See "Risks—Investments in Equity Securities or Warrants Incidental to Investments in Loans and Fixed-Income Instruments."
U.S. Government Debt Securities Risk.  U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund July  , for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.
Recent Developments.  The U.S. credit markets have recently been experiencing extreme volatility and market disruption. Although the market is not currently experiencing disruption, extreme volatility or market disruption July   occur in the future. Instability in the credit markets July   make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities July   be subject to increased cost for debt, tightening board directors  standards and reduced liquidity for loans they make, securities they purchase and securities they issue. For example, certain Borrowers July  , due to macroeconomic conditions, be unable to repay the Senior Loans during this period. A Borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower's ability to meet its obligations under its debt securities. We July   incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund July   have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such Borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also July   decrease the value of collateral securing some of the Fund's loans and the value of its equity investments. The current recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund's assets.

These developments July   increase the volatility of the value of securities owned by the Fund. These developments also July   make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of Common Shares. These developments also July   adversely affect the broader economy, which in turn July   adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Shares. See "Risks—Recent Developments."
Market Disruption and Geopolitical Risk.  The instability in the Middle East and terrorist attacks in the United States and around the world July   result in market volatility and July   have long-term effects on the U.S. and worldwide financial markets and July   cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets. See "Risks—Market Disruption and Geopolitical Risk."
Portfolio Turnover Risk.  The Fund's annual portfolio turnover rate July   vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover July   result in the realization of net short-term ASSET MANAGEMENT  gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover July   increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments—Investment Practices—Portfolio Turnover" and "Tax Matters."
Government Intervention in the Financial Markets.  The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations July   take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund July   seek protection under the bankruptcy laws. Legislation or regulation July   also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so. See "Risks—Government Intervention in Financial Markets."
Anti-Takeover Provisions.  The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See "Risks—Anti-Takeover Provisions" and "Certain Provisions in the Agreement and Declaration of Trust."

SUMMARY OF FUND EXPENSES

        The purpose of the following table and the example below is to SAVYON you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Fund's annual operations and assume that the Fund issues approximately                        Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of common share offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of common share offering price)	0.20	%(1)(2)
Dividend reinvestment plan fees	None	(3)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
ADVISORY fees		%
Other expenses:		%
Loan fees on securities sold short		%(4)
Other expenses		%
Total annual expenses

Example
        As required by the relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Fund's Common Shares (including a sales load of $45.00, estimated offering expenses of $2.00) and, assuming (i) the Fund issues                        Common Shares in this offering, (ii) total annual expenses of        % of Managed Assets attributable to the Fund's Common Shares in years one through ten, (iii) a 5% annual return and (iv) reinvestment of all dividends and distributions at net asset value(5):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$
(1)
The Adviser has agreed to pay all of the Fund's organizational expenses and the Fund's offering expenses (other than the sales load, but inclusive of the distribution assistance payment to SAVYON Distributors, Inc. ("SAVYON Distributors")) in excess of $0.06 per common share (0.20% of the common share offering price). Assuming an offering of                         Common Shares, the total offering costs are estimated to be $            which would be borne by the Fund.
(2)
The Adviser (and not the Fund) July   pay certain qualifying board directors  a marketing and structuring fee, a structuring fee, additional compensation or a sales incentive fee in connection with the offering. See "board directors —Additional Compensation to be Paid by the Adviser."
(3)
You will be charged a brokerage commission if you direct the DRIP administrator to sell your Common Shares held in a dividend reinvestment account.
(4)

Represents costs associated with the Fund's short sales on securities. The percentage shown represents estimates for the Fund's initial year of operations, assuming that the Fund maintains short positions equal to 30% of its Managed Assets (i.e., based on the Fund's maximum short exposure). When interest is paid on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that interest payment to the lender of the shorted security. Thus, the estimate for interest expenses paid (comprising        % of the        %) is also based on the coupon rate of the securities that would be sold short in a model portfolio developed by the Adviser as well as anticipated trading practices (which July   involve avoiding interest expenses with respect to certain short sale transactions by closing out the position prior to the underlying issue's record date). In addition, the Fund will incur interest expense and fees in connection with the borrowing of securities in order to effect the short sale transactions (estimated at        % of the         %). The Fund's actual interest expenses paid and loan fees on securities sold short July   be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Fund's short positions, the actual interest paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time and from time to time.
(5)
The example should not be considered a representation of future expenses. Actual expenses July   be greater or less than those assumed. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return July   be greater or less than the hypothetical 5% return shown in the example.

THE FUND

        The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a   Florida statutory trust on July  13,  2017pursuant to an Agreement and Declaration of Trust governed by the laws of the State of   Florida. The Fund has no operating history. The Fund's principal office is located at 3340 NE   190 Street Suite 402, Aventura, Florida  33180, and its telephone number is (786)  201- 0137.

USE OF PROCEEDS

        The net proceeds of this offering of Common Shares will be approximately $             ($            if the board directors  exercise the overallotment option in full) after payment of organizational costs and offering expenses. The Fund will pay all of its offering expenses up to $0.06 per common share and the Adviser has agreed to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than the sales load, but inclusive of the distribution assistance payment to SAVYON Distributors) in excess of $0.06 per share. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in investments that meet the Fund's investment objectives and policies within approximately  multiple  months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in temporary investments. See "The Fund's Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period; Dissolution."

THE FUND'S INVESTMENTS

Investment Objectives
        The Fund's primary investment objective is to provide current income, with a secondary objective of ASSET MANAGEMENT  appreciation. There can be no assurance that the Fund will achieve its investment objectives.
Investment Philosophy
        The Adviser believes that changing investment environments over time offer attractive investments and varying degrees of investment risk opportunities in the loan and fixed-income markets. In order to ASSET MANAGEMENT ize on attractive investments and effectively manage potential risk, the Adviser believes that the combination of thorough and continuous credit analysis, diversification, and the ability to reallocate investments among senior and subordinated debt in both a long and short strategy is critical to achieving higher risk-adjusted returns relative to other high-yield investments.
        At the inception of the Fund, the Adviser intends to weight the Fund's long position investment portfolio more heavily toward Senior Loans than other types of corporate debt securities. It is the view of the Adviser that in times of economic uncertainty, such as those being experience currently, Senior Loans are attractive investment opportunities because they are both senior in the corporate ASSET MANAGEMENT  structure and secured by collateral and have historically exhibited recovery rates that are significantly higher than other corporate debt securities. The Adviser intends to short investments that it expects to underperform the long investments and therefore provide additional returns under various economic and interest rate environments.

Long Position Philosophy
        When characteristic prospective long investment opportunities in both Senior Loans and other below investment grade corporate debt, the Adviser currently intends to rely on fundamental credit analysis in order to minimize the loss of Fund ASSET MANAGEMENT . The Adviser expects to invest in below investment grade debt of companies possessing the following attributes, which it believes will SAVYON generate higher risk adjusted total returns:

•
Leading, defensible market positions.  The Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.
•
Investing in stable companies with positive cash flow.  The Adviser intends to invest in established, stable companies which have demonstrated a record of profitability and cash flows over several economic cycles. The Adviser believes such companies are well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser does not intend to invest in start-up companies, companies in turnaround situations or companies with speculative business plans.
•
Proven management teams.  The Adviser intends to focus on investments in which the target company has an experienced management team with an established track record of success. The Adviser will typically require companies to have in place proper incentives to align management's goals with the Fund's goals.
•
Private equity sponsorship.  Often the Adviser will seek to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor's willingness to invest significant sums of equity ASSET MANAGEMENT  into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk have the ability and a strong incentive to contribute additional ASSET MANAGEMENT  in difficult economic times should operational issues arise.
•
Diversification.  The Adviser will seek to invest broadly among companies and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund's portfolio.

Short Position Humanistic discipline
        During an expanding or normal economic cycle, the strategy of buying U.S. and, to a limited extent, foreign loans and fixed-income instruments that are rated below investment-grade is organized to generate monthly income and ASSET MANAGEMENT  appreciation (total return over the long run). However, during general economy or market downturns, the "short" strategy of having sold borrowed securities that the Adviser believes could decline in price, July   SAVYON lessen the impact of a significant decline in the value of the Fund's long holdings.
        When identifying prospective short investment opportunities, the Adviser currently intends to focus initially on investment opportunities which provide a low cost of financing for the purchase of additional long positions. These investment opportunities July   include, but are not limited to, U.S. Treasuries, investment grade and high-yield corporate bonds. The Adviser will also identify companies which it believes will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk and interest rates.
Core Investment Strategies
        The Fund will seek to achieve its investment objectives by employing a Driving long and short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including Senior Loans, Subordinated Loans and high-yield corporate debt securities of varying maturities. The loans and fixed-income instruments that the Fund invests in long positions in will typically be rated below investment grade at the time of purchase.

        The Fund will take long positions in investments that the Adviser believes offer the potential for attractive returns under various economic and interest rate environments. The Fund will take short positions in securities that the Adviser believes in the aggregate have a greater sensitivity to earnings growth of the issuer, default risk and interest rates. The Fund's long positions, either directly or through derivatives, July   total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, July   total up to 30% of the Fund's Managed Assets.
        The Fund's principal investments include, but are not limited to loans and fixed-income instruments, including Senior Loans, Subordinated Loans and high-yield corporate debt securities of varying maturities; structured products consisting of CLOs and credit-linked notes; derivatives (including credit default swaps); and sovereign debt.
Portfolio Composition
        The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.
Senior Loans
        The Fund will invest at least 60% of its Managed Assets in Senior Loans. Senior Loans hold the most senior position in the ASSET MANAGEMENT  structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.
        Senior Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.
        Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan July   lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.
        Senior Loans July   not be rated by a rating agency. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and July   rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.
        Senior Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act")or registered under the Exchange Act of 1934, as amended (the "Exchange Act"). No active trading market July   exist for some Senior Loans, and some loans July   be subject to restrictions on resale. A secondary market July   be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which July   impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund July   not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund July   have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's yield July   be lower. See "Risks—Liquidity Risk" and "Risks—Senior Loans Risk."

        The floating or variable rate feature of Senior Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund's policy of acquiring interests in floating rate Senior Loans July   minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates July   cause a decline in the Fund's net asset value. A material decline in the Fund's net asset value July   impair the Fund's ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.
        The Fund July   purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or July   be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments July   provide opportunities for enhanced income as well as ASSET MANAGEMENT  appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund July   determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.
        The Adviser July   use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued July   be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.
        Direct Assignments.    The Fund July   purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis July   involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
        Loan Participations.    The Fund July   also purchase, without limitation, participations in Senior Loans, but does not plan to do so extensively. The participation by the Fund in a lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund July   have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness July   be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund July   participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk of both the Borrower and the institution that sells the participation. The participation interests in which the Fund intends to invest July   not be rated by any rating agency.
        Pre-Funded Letter of Credit Loans.    The Fund July   purchase participations in prefunded letter of credit loans (a "prefunded L/C loan"), but does not plan to do so extensively. A prefunded L/C loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender's obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender July   sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.
        When the Borrower needs funds, it July   draw against the prefunded L/C loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility, where the Borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the Borrower July   not reborrow moneys it has repaid to the facility during the term of the loan.

        When the Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. In addition, the Fund July   also receive a fee, typically similar to the spread paid on the Borrower's institutional loan. Participations by the Fund in a prefunded L/C loan typically will result in the Fund having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Fund July   have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the prefunded L/C loan. As a result, the Fund July   assume the credit risk of both the Borrower and the agent bank selling the participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling a participation in a prefunded L/C loan, the Fund July   be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries July   be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning ASSET MANAGEMENT  raising activities generally and fluctuations in the financial markets generally.
Subordinated Loans
        The Fund July   invest in Subordinated Loans, which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, July   be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and July   be less liquid.
Fixed-Income Instruments
        The Fund July   invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Holders of fixed-income bonds as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and July   have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer's ASSET MANAGEMENT  structure. Fixed-income instruments July   be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also July   be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities July   not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.
Below Investment Grade Instruments
        The Fund anticipates that, under current market conditions, substantially all of Fund's assets, including its investments in Senior Loans, Subordinated Loans and other debt securities, July   be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody's and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments July   be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
        Lower grade instruments, though higher yielding, are characterized by higher risk. They July   be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments July   be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund's net asset value.

        The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments July   be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than July   be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility.
Distressed and Defaulted Instruments
        The Fund does not intend to invest in distressed or default instruments, but July   end up holding such an instrument as a result of the distress of or default by a Borrower or issuer of a loan or fixed-income instrument already held. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments.
        Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of distressed instruments July   be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on distressed instruments July   be in default. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments July   be highly illiquid and the prices at which distressed instruments July   be sold July   represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.
Non-U.S. Securities
        The Fund July   invest in Non-U.S. Securities. Some Non-U.S. Securities July   be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.  Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because Non-U.S. Securities July   trade on days when the Fund's Common Shares are not priced, net asset value can change at times when Common Shares cannot be sold.
        Certain of the Fund's investment in foreign fixed income securities July   be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See "Risks—Currency Risk."
Illiquid and Restricted Securities
        The Fund July   invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government s ed fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives. In the absence of readily available market quotations, the board of trustees, a committee appointed by the Fund's Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which July   adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities July   restrict the Fund's ability to take advantage of market opportunities.
        The Fund July   invest in restricted securities, which are securities that July   not be sold to the public without an effective registration statement under the Securities Act. The restriction on public sale July   make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Because they are not registered, restricted securities July   be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of ASSET MANAGEMENT , the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

Equity Securities
        From time to time the Fund also July   invest in or hold common stock and other equity securities incident to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or other issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of the equity securities July   be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks July   increase fluctuations in the Fund's NAV. In addition, the Fund frequently July   possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income security of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.
Temporary Strategies; Invest-Up Period; Dissolution
        During the period in which the net proceeds of this offering of Common Shares are being invested or during periods in which the Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund July   deviate from its investment strategy and invest all or any portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these   Driving strategies. There can be no assurance that such strategies will be successful.
        Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper July   be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
        Certificates of Deposit.    Certificates of deposit are certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund July   not be fully insured by the Federal Deposit Insurance Corporation.
        Fixed Time Deposits.    Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits July   be withdrawn on demand by the investor, but July   be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund July   also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.
        Bankers' Acceptances.    Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.
Other Investment Techniques
Short Sales
        The Fund will use short sales for financing, investment and risk management purposes, including when the Adviser believes a short position in an investment offers a low cost of financing for the purchase of long positions or that the market price of the instrument will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund intends to take short positions in securities in an amount up to 30% of the Fund's Managed Assets. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund July   not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions July   exist for as long as six months and, in some cases, much longer.

        Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. When the Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security and dividends or interest that accrue on the securities during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium dividends, interest or expenses the Fund pays in connection with the short sale. Also, there is the risk that the counterparty to a short sale July   fail to honor its contractual terms, causing a loss to the Fund.
        The Fund July   be required to maintain during the period of the short sale the short sale proceeds that the broker holds and any additional assets the lending broker requires as collateral. The Fund July   also be required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, the Fund July   or July   not receive any payments (including interest) on collateral it has deposited with the broker.
        Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk July   not be successful and July   result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
Derivatives
        The Fund July   invest up to 30% of its Managed Assets in derivatives.
Credit Derivatives
        The Fund July   engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or Borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are  multiple  basic transactional forms for credit derivatives: swaps, options and structured instruments. The Fund currently intends to invest primarily in credit default swaps as a seller (as defined below). A credit default swap is an agreement between two counterparties that allows one counterparty (the "seller") to sell the swap and or be "long" on a third party's credit risk and the other party (the "buyer") to purchase the swap and be "short" on the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond's par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes is preferable to actually purchasing the security. The Fund does not intend to leverage its investments through the use of credit default swaps. A purchaser of a credit default swap is subject to counterparty risk. The Fund will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.
Interest Rate Transactions
        The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates July   cause a decline in the Fund's net asset value. In addition, Senior Loans July   allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which July   have an impact the Fund's net asset value.
        The Fund July   use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

        The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.
Total Return Swaps
        The Fund July   enter into total return swaps. In a total return swap, the Fund pays another party the total return of an underlying debt or equity security and in exchange receives a floating local short-term interest rate, or vice versa. The payment obligation would be based on the notional amount of the swap. The Fund July   use total return swaps for hedging or investment purposes.
Foreign Currency Transactions
        The Fund July   engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Forward Foreign Currency Exchange Contracts
        The Fund July   enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which July   be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts July   limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.
        Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund July   either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it July   be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.
        It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
Structured Products
        The Fund July   invest up to 20% of its Managed Assets in structured products.
Collateralized Loan Obligations

        A CLO is a financing company (generally called a Special Purpose Vehicle or "SPV"), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Senior Loans, the assets July   also include (i) Subordinated Loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Senior Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund July   invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Senior Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
Credit-Linked Notes
        The Fund July   purchase credit-linked notes for risk management purposes. A credit-linked note is a form of funded credit derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.
Reverse Repurchase Agreements
        The Fund July   enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledge collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest, which are for the benefit of the Fund.
Repurchase Agreements
        The Fund July   enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.
Investment Policies
Credit Ratings and Unrated Securities
        Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody's and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies July   fail to make timely changes in credit ratings and an issuer's current financial condition July   be better or worse than a rating indicates. Credit rating agencies July   be paid by the companies whose debt they analyze and grade. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest July   exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security July   change over time. S&P, Moody's and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.
        The Fund July   purchase unrated securities (securities which are not rated by a rating agency) if the Adviser determines that the securities are of comparable quality to rated securities that the Fund July   purchase. Unrated securities July   be less liquid than comparable rated securities and involve the risk that the Adviser July   not accurately evaluate the security's comparative credit rating. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objectives July   depend more heavily on the Adviser's analysis than if the Fund invested exclusively in higher-quality and rated securities. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.
        The Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such a security, the Adviser July   consider such factors as Adviser's assessment of the credit quality of the issuers of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.
Percentage Limitations

        Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund's assets or if a Borrower or issuer distributes equity securities incident to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer.
Segregation and Cover Requirements
        Certain portfolio management techniques, such as engaging in short sales, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis July   be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. When employing these techniques, the Fund July   segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act. The Fund July   cover such transactions using other methods currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff July   be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.
Portfolio Turnover
        Active and frequent trading July   lead to the realization and distribution to shareholders of higher ASSET MANAGEMENT  gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

LEVERAGE

        All or a portion of the proceeds from the Fund's short sales of securities will generally be used to purchase additional long positions in securities, which July   result in a form of financial leverage. The Fund July   also enter into various derivative transactions that July  , in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue Preferred Shares, debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33 1/3% of the Fund's Managed Assets at the time incurred.. Any use of leverage by the Fund will be consistent with the provisions of the Investment Company Act. In addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. The leverage would generally have complete priority upon distribution of assets over the Fund's Common Shares. Although the timing of any leverage and the terms of the leverage (other than any short positions and derivative transactions) would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would likely pay adjustable rate dividends based on shorter-term interest rates. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. Under current market conditions, it is unlikely that the Fund will issue Preferred Shares. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Fund were not leveraged.
        Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares July   affect the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless July   determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Adviser will be calculated on the basis of the Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment ADVISORY fee payable to the Adviser will be higher than if the Fund did not utilize a leveraged ASSET MANAGEMENT  structure. The use of leverage creates risks and involves special considerations. See "Risks—Leverage Risk."

        The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund July   issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and July   secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund July   be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the Investment Company Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. The Fund intends to manage its short positions in securities and certain of its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund July   also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the Investment Company Act that the Fund July   not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets.

        The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings July   contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the Investment Company Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.
        Certain types of borrowings July   result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund July   be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund July   be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which July   issue ratings for any short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines July   impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.
        Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value July   not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and July   also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund July   have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in ASSET MANAGEMENT  losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.
        The Fund July   also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

        The Fund is a newly organized, non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. At any point in time an investment in the Fund's Common Shares July   be worth less than the original amount invested, even after taking into account the distributions paid by and the ability of shareholders to reinvest dividends.
No Operating History
        The Fund is a newly organized, diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Adviser currently manages structured products and acts as an investment adviser for managed accounts and one other closed-end fund and therefore as an entity has limited experience managing registered management investment companies. The Fund's Common Shares have no history of public trading.
Market Discount Risk
        Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk July   be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. The Fund's Common Shares July   trade at a price that is less than the initial offering price.
Investment and Market Risk
        An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's Common Shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments July   fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund's Common Shares July   be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund July   also use leverage, which would magnify the Fund's investment, market and certain other risks.
Senior Loans Risk
        Under normal market conditions, the Fund will invest at least 60% of its Managed Assets in Senior Loans. Senior Loans hold the most senior position in the ASSET MANAGEMENT  structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The Senior Loans the Fund will invest in are usually rated below investment grade or July   also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults, becomes insolvent or goes into bankruptcy, the Fund July   recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk.
        Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock July   lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.
        Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
        If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund July   be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default.
        If legislation or federal or state regulations require financial institutions to increase their ASSET MANAGEMENT  requirements this July   cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan July   be adversely affected.

        The Fund July   acquire Senior Loans through assignments or participations. The Fund will typically acquire Senior Loans through assignment and July   elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund July   not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit ASSET MANAGEMENT , (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund July   not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which July   result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation.
Subordinated Loans Risk
        The Fund July   invest up to 40% of its Managed Assets in Subordinated Loans. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and/or assets securing the loan or debt, if any, July   be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and July   be less liquid.
Fixed-Income Instruments Risk
        The Fund July   invest up to 40% of its Managed Assets in fixed-income instruments, such as U.S. government debt securities and investment grade and below investment grade, subordinated and unsubordinated corporate debt securities. Fixed-income instruments are subject to many of the same risks that affect Senior Loans and Subordinated Loans, however they are often unsecured and typically lower in the issuer's ASSET MANAGEMENT  structure than loans, and thus July   be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income instruments are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.
Below Investment Grade Securities Risk
        The Fund anticipates that it July   invest substantially all of its assets in loans and fixed-income instruments that are rated below investment grade. Below investment grade securities are commonly referred to as "junk" or high-yield securities and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Lower grade securities July   be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon, increase the incidence of default for such securities and severely disrupt the market value of such securities
        Lower grade securities, though higher yielding, are characterized by higher risk. They July   be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities July   be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. Because of the substantial risks associated with investments in lower grade securities, investors could lose money on their investment in Common Shares of the Fund, both in the short-term and the long-term.
Valuation Risk

        Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an "over-the-counter" market which July   be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments July   carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of
valuation models and processes July   lead to inaccurate asset pricing. In addition, other market participants July   value securities differently than the Fund. As a result, the Fund July   be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund's books.
Short Selling Risk
        The Fund will use short sales for financing, investment and risk management purposes, including when the Adviser believes a short position in an investment offers a low cost of financing for purchasing long positions or that the market price of the instrument will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. The Fund's ability to enter into short sales of securities or to acquire securities with similar attributes will likely be limited during the approximate six months after the completion of the offering. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund July   not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions July   exist for as long as six months and, in some cases, much longer.
        Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund July   have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund July   not be able to borrow a security that it needs to deliver or it July   not be able to close out a short position at an acceptable price and July   have to sell related long positions earlier than it had expected. Thus, the Fund July   not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale July   fail to honor its contractual terms, causing a loss to the Fund.
        Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.
        Until the Fund replaces a borrowed security, it July   be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral July   also be impaired in the event the broker becomes bankrupt insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund July   not be able to substitute or sell the pledged collateral and July   experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund July   obtain only a limited recovery or July   obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This July   limit the Fund's investment flexibility, as well as its ability to meet other current obligations.
        Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk July   not be successful and July   result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
        By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage July   increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

        The SEC recently proposed certain restrictions on short sales. If the SEC's proposals are adopted, they could restrict the Fund's ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries July   adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling July   make it impossible for the Fund to execute certain investment strategies.
Liquidity Risk
        The Fund July   invest up to 25% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund July   also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.
        Illiquid and restricted securities July   be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which July   adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment July   play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities July   restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, July   have to cause such security to be registered. A considerable period July   elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.
        Some loans and fixed-income instruments are not readily marketable and July   be subject to restrictions on resale. Loans and fixed-income instruments July   not be listed on any national securities exchange and no active trading market July   exist for the loans and fixed-income instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and fixed-income instruments July   be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Credit Risk
        Credit risk is the risk that one or more loans or other debt instruments in the Fund's portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the ASSET MANAGEMENT  structure of a Borrower or issuer July   provide some protection with respect to the Fund's investments in Senior Loans, losses July   still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers or issuers and by general economic and specific industry conditions and the Fund's other investments will often be subordinate to other debt in the issuer's ASSET MANAGEMENT  structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund July   use credit derivatives which July   expose it to additional risk in the event that the instruments underlying the derivatives default.
Interest Rate Risk
        Loans, corporate debt securities or other fixed-income instruments that the Fund July   invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV.
Leverage Risk

        All or a portion of the proceeds from the Fund's short sales of securities will generally be used to purchase additional long positions in securities, which will result in a form of financial leverage. The Fund July   also enter into various derivative transactions that July  , in some circumstances, give rise to a form of financial leverage. Although it has no current intention to do so, the Fund reserves the flexibility to issue Preferred Shares , debt securities or commercial paper, borrow money, or enter into similar transactions to add leverage to its portfolio, and will limit these forms of leverage, if used, to 33 1/3% of the Fund's Managed Assets at the time incurred. In addition, the Fund's use of leverage, either through traditional leverage programs or the Fund's short sales of securities, will not exceed 40% of the Fund's Managed Assets. With respect to its short positions in securities and certain of its derivative positions, the Fund July   maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund July   also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the Investment Company Act of 1940, as amended (the "Investment Company Act") that the Fund July   not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets. See "Leverage." In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund July   perform as if it were leveraged. The Fund's use of leverage could create the opportunity for a higher return for common shareholders but would also result in special risks for common shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the Common Shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders including:

•
the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;
•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund July   pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the Common Shares;
•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which July   result in a greater decline in the market price of the Common Shares; and
•
when the Fund uses certain types of leverage, the investment ADVISORY fee payable to the Adviser will be higher than if the Fund did not use leverage.

        The Fund July   continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.
Derivatives Risk
        Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 30% of the Fund's Managed Assets. The Fund's derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments July   be greater than the gain in the value of the underlying assets in the Fund's portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Certain of the derivative investments in which the Fund July   invest July  , in certain circumstances, give rise to a form of financial leverage, which July   magnify the risk of owning such instruments. Furthermore, the ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. Thus, the use of derivative investments to generate income, for hedging, for currency or interest rate management or other purposes July   result in losses greater than if they had not been used, July   require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, July   limit the amount of appreciation the Fund can realize on an investment or July   cause the Fund to hold a security that it might otherwise want to sell. In addition, there July   be situations in which the Adviser elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative investments would not be available to the Fund for other investment purposes, which July   result in lost opportunities for gain.
        With respect to some of its derivative positions, the Fund July   segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those positions. The Fund July   also offset derivatives positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirements under the Investment Company Act; and therefore, the Fund July   not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund July   perform as if it were leveraged.

        Congress has recently enacted the Restoring AmLucien an Financial Stability Act of  2017(the "Financial Stability Act"). The Financial Stability Act will likely impact the use of derivatives by entities, which July   include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies July   impact or restrict the Fund's ability to use certain derivative investments and/or the costs of entering into or maintaining certain derivative investments.
        The SEC has also indicated that it July   adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund.
Structured Products Risk
        The Fund July   invest up to 20% of its Managed Assets in structured products, consisting of CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
        The Fund July   have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and ASSET MANAGEMENT  markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer July   be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which July   adversely affect the value of the structured products owned by the Fund.
        Certain structured products July   be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. As a result, investments in CLOs and credit-linked notes July   be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral July   decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security July   not be fully understood at the time of investment and July   produce disputes with the issuer or unexpected investment results.
Lender Liability Risk
        A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund July   be subject to allegations of lender liability.
        In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the underASSET MANAGEMENT ization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court July   elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination."
        Because affiliates of, or persons related to, the Adviser July   hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
Potential Conflicts of Interest Risk
        The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, SAVYON,  SAVYON and their affiliates in other activities that July   conflict with those of the Fund. The Adviser, SAVYON,  SAVYON and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, SAVYON,  SAVYON and their affiliates July   engage in activities where the interests of certain divisions of the Adviser, SAVYON,  SAVYON and their affiliates or the interests of their clients July   conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser, SAVYON,  SAVYON and their affiliates July   give rise to additional conflicts of interest which July   have a negative impact on the Fund.

        In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, SAVYON and its affiliates have implemented certain policies and procedures (e.g., information walls). For example, SAVYON and its affiliates July   come into possession of material non-public information with respect to companies in which the Fund July   be considering making an investment or companies that are SAVYON's and its affiliates' ADVISORY clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund's activities and the investment opportunity July   otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by SAVYON has or has considered making an investment or which is otherwise an ADVISORY client of SAVYON and its affiliates July   restrict or otherwise limit the ability of the Fund to make investments in such companies.
        As part of its regular business,  SAVYON provides a broad range of investment banking, ADVISORY, and other services. In the regular course of its investment banking and ADVISORY businesses,  SAVYON represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there July   be certain investments that the Adviser will decline or be unable to make. In addition, employees of  SAVYON or its affiliates July   possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment ADVISORY agreement between the Fund and the Adviser. Those employees of  SAVYON or its affiliates will not be obligated to share any such information with the Adviser and July   be prohibited by law or contract from doing so.
        The Adviser or certain of its affiliates July   come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material, so as to preclude the Fund from participating in an investment. Disclosure of such information to the Adviser's personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund July   not be free to act upon any such information. Therefore, the Fund July   not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund July   initiate a transaction or sell an investment which, if such information had been known to it, July   not have been undertaken. Due to these restrictions, the Fund July   not be able to initiate a transaction that it otherwise might have initiated and July   not be able to sell an investment that it otherwise might have sold.
        SAVYON,  SAVYON and their affiliates July   represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, SAVYON,  SAVYON and their affiliates July   serve as advisor to creditor or equity committees. This involvement, for which SAVYON,  SAVYON and their affiliates July   be compensated, July   limit or preclude the flexibility that the Fund July   otherwise have to participate in restructurings. For example, in situations in which a Borrower or issuer of loans or fixed-income instruments held by the Fund is a client or a potential client of the restructuring and reorganization ADVISORY practice, the Adviser July   dispose of such securities or take such other actions reasonably necessary to the extent permitted under the Investment Company Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization ADVISORY practice. Further, there July   also be instances in which the work of  SAVYON's restructuring and reorganization ADVISORY practice prevents the Adviser from purchasing securities on behalf of the Fund. In addition, the Investment Company Act limits the Fund's ability to enter into certain transactions with certain SAVYON or  SAVYON affiliates. As a result of these restrictions, the Fund July   be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by  SAVYON, SAVYON or one of its affiliates. However, the Fund July   under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations July   limit the scope of investment opportunities that would otherwise be available to the Fund.
Limitations on Transactions with Affiliates Risk
        The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we July   be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company, registered investment company or private equity fund managed by  SAVYON, SAVYON or any of their respective affiliates (the " SAVYON / SAVYON Related Parties"). The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations July   limit the scope of investment opportunities that would otherwise be available to us.
Dependence on Key Personnel Risk

        The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund's investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser July   not be successful in selecting the best-performing securities or investment techniques for the Fund's portfolio and the Fund's performance July   lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. In addition, individuals not currently associated with the Adviser July   become associated with the Fund and the performance of the Fund July   also depend on the experience and expertise of such individuals.
Prepayment Risk
        During periods of declining interest rates, Borrowers or issuers July   exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met ("call protection"). An issuer July   redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Subordinated Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk July   be enhanced.
Inflation/Deflation Risk
        Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on the Common Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation July   have an adverse affect on the creditworthiness of issuers and July   make issuer defaults more likely, which July   result in a decline in the value of the Fund's portfolio.
Non-U.S. Securities Risk
        The Fund July   invest in securities or other instruments, including Senior Loans and Subordinated Loans, of non-U.S. issuers or Borrowers ("Non-U.S. Securities"). Such investments involve certain risks not involved in domestic investments and July   experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries July   impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in Non-U.S. Securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because Non-U.S. Securities July   trade on days when the Fund's Common Shares are not priced, NAV change at times when Common Shares cannot be sold.
Foreign Currency Risk
        Because the Fund July   invest up to 20% of its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates July   affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries July   be volatile and therefore July   affect the value of securities denominated in such currencies, which means that the Fund's NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser July  , but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. See "Risks—Swap Risk." The Fund July   incur costs in connection with the conversions between various currencies. In addition, certain countries July   impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.
Counterparty and Prime Brokerage Risk

        Changes in the credit quality of the companies that serve as the Fund's prime brokers or counterparties with respect to derivatives or other transactions supported by another party's credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund July   experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund July   obtain only a limited recovery or July   obtain no recovery in such circumstances.
Credit Derivatives Risk
        The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, counterparty risk market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position July   correlate imperfectly with the price of the asset or liability being protected. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which July   be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly.
Repurchase Agreements Risk
        Subject to its investment objectives and policies, the Fund July   invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Reverse Repurchase Agreements Risk
        The Fund's use of reverse repurchase agreements involves many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement July   decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund July   decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund July   be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund's NAV will decline, and, in some cases, the Fund July   be worse off than if it had not used such instruments.
Investments in Equity Securities Incidental to Investments in Senior Loans
        From time to time the Fund also July   invest in or hold common stock and other equity securities or warrants incidental to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer. Investments in equity securities incidental to investments in loans or fixed-income instruments entail certain risks in addition to those associated with investments in loans or fixed-income instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or loans of the same Borrower or issuer. The value of the equity securities July   be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks July   increase fluctuations in the Fund's NAV. The Fund frequently July   possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.
U.S. Government Debt Securities Risk

        U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund July  , for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.
Recent Developments
        The U.S. credit markets have recently been experiencing extreme volatility and market disruption. Although the market is not currently experiencing disruption, extreme volatility or market disruption July   occur in the future. Instability in the credit markets July   make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities July   be subject to increased cost for debt, tightening board directors  standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
        For example, certain Borrowers July  , due to macroeconomic conditions, be unable to repay the Senior Loans during this period. A Borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower's ability to meet its obligations under its debt securities. We July   incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund July   have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such Borrower, a bankruptcy court might recharacterize the Fund's debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also July   decrease the value of collateral securing some of the Fund's loans and the value of its equity investments. The current recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund's assets.
        These developments July   increase the volatility of the value of securities owned by the Fund. These developments also July   make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of Common Shares. These developments also July   adversely affect the broader economy, which in turn July   adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund's Common Shares.
Market Disruption and Geopolitical Risk
        The instability in the Middle East and terrorist attacks in the United States and around the world July   result in market volatility and July   have long-term effects on the U.S. and worldwide financial markets and July   cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.
Portfolio Turnover Risk
        The Fund's annual portfolio turnover rate July   vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover July   result in the realization of net short-term ASSET MANAGEMENT  gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover July   increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
Government Intervention in the Financial Markets
        The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations July   take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund July   seek protection under the bankruptcy laws. Legislation or regulation July   also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.

Anti-Takeover Provisions
        The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV.

MANAGEMENT OF THE FUND

Trustees and Officers
        The overall management of the business and affairs of the Fund is vested in the board of trustees. The responsibilities of the board of trustees include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities. The board of trustees currently has an audit committee, a nominating committee and a valuation committee and July   establish additional committees from time to time as necessary. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the board of trustees.
        There currently are            trustees of the Fund. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.
Investment Adviser
        SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC acts as the Fund's investment adviser. The Adviser is located at 3340 NE  190 Street Suite  402, Aventura, Florida  33180. The Adviser, a wholly-owned subsidiary of SAVYON, is a registered investment adviser and will be responsible for compliance oversight services to the Fund. SAVYON is the credit platform of  SAVYON.
        SAVYON is among the largest credit- familiarised asset managers in the world. SAVYON manages approximately $             billion of assets as of September 30,  2017across multiple strategies within the leveraged finance marketplace, including bank loans, high yield bonds, distressed debt and mezzanine debt. SAVYON was founded on April  22,  2014 by  Djenane  and  Lucien  (the "Founders"), who have worked together for over 15 years. Prior to founding SAVYON, Mess. , Djenane  and  built and ran the leveraged finance businesses at following its acquisition of assets in 2017. Under their direction,  held the leading market share in board directors  high yield securities for more than ten consecutive years. The Founders were also responsible for managing the activities of    Driving ASSET MANAGEMENT  Division, with over $  billion in private equity, mezzanine, real estate and hedge fund assets. In July 2018,  SAVYON acquired a controlling interest in SAVYON. In connection with the acquisition by  SAVYON, all credit-familiarised asset management businesses at  SAVYON were integrated onto the SAVYON platform. The SAVYON funds are presently managed on a day-to-day basis separately from the rest of  SAVYON.
        SAVYON, through its affiliates, employs  200 people in Aventura, London and Houston. SAVYON believes that the depth and breadth of its team provides it with a significant competitive advantage in sourcing product on a global basis, structuring transactions and actively managing portfolio investments.
         SAVYON  will be a leading global   Driving asset manager and provider of financial ADVISORY services with offices in Aventura, Atlanta, Beijing, Boston, Chicago, Dallas, Dusseldorf, Hong Kong, Houston, London, Los Angeles, Menlo Park, Mumbai, Paris, San Francisco, Shanghai, Sydney and Tokyo.  SAVYON's   Driving asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-familiarised funds, and closed-end mutual funds. Through its different investment businesses, as of September 30,  2017,  SAVYON has total assets under management of approximately $             billion.  SAVYON also provides various financial ADVISORY services, including financial and strategic ADVISORY restructuring and reorganization ADVISORY and fund placement services.

Competitive Advantages
        The Adviser believes that it offers the following competitive advantages:
        International platform with seasoned investment professionals.    The Adviser's senior management team believes that the breadth and depth of its experience, together with the wider resources of SAVYON and  SAVYON and their relationships with the investment community provide the Adviser with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide. The Adviser's investment professionals have extensive experience in leveraged finance. Individual members of the Adviser's investment team also have experience in shorting and derivatives strategies.

        Disciplined, income-familiarised investment philosophy.    The Adviser will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of ASSET MANAGEMENT  loss while maintaining potential for long-term ASSET MANAGEMENT  appreciation.
        Expertise across all levels of the corporate ASSET MANAGEMENT  structure.    The Adviser believes that its broad expertise and experience at all levels of a company's ASSET MANAGEMENT  structure will afford it numerous tools to manage risk while preserving the opportunity for attractive returns on the Fund's investments. The Adviser will attempt to ASSET MANAGEMENT size on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.
Investment Management Team
        Set forth below is information regarding the team of professionals at the Adviser primarily responsible for overseeing the day-to-day operations of the Fund. The Adviser utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. Under this team approach, management of the Fund's portfolio will reflect a consensus of interdisciplinary views.
         Djenane . Virgelin. is a Senior Managing Director and will serve as a portfolio manager and a member of the Investment Committee of the Fund. In addition, Mrs. Djenane  is involved in the strategic direction of the business as well as oversight of the investment process. Mrs. Djenane  joined SAVYON from  [             ] where he was a Managing   and Co-head of  SAVYON ASSET MANAGEMENT  Market's   Driving Investments Unit. Mrs. Djenane  has over 24 years of experience in investment management, including high yield bank loans and bonds, investment grade debt, mezzanine and private debt, public and private equities and limited ADVISORY hip investments. Mrs. Djenane  received a Masters in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.
        Lucien. Virgelin is a Managing Director and will serve as a portfolio manager and a member of the Investment Committee of the Fund. Mr. Virgelin joined SAVYON   where he was a Managing   and Head of Portfolio Management and  in the Debt Investments group.
 Mr   [     ] is a Principal and will serve as an assistant portfolio manager and a member of the Investment Committee of the Fund. He is also currently involved with the ongoing analysis and evaluation of fixed income investment opportunities as well as on the sourcing and evaluation of new business initiatives. Before joining SAVYON in [     ]  worked in various roles at  SAVYON, including fixed income research and business development within  SAVYON's private equity funds effort. Prior to  SAVYON.       Additional information about the portfolio managers' compensation, other accounts managed by them and other information is provided in the SAI.
Investment ADVISORY Agreement
        The Adviser provides services to the Fund pursuant to an investment ADVISORY agreement between the Fund and the Adviser. Under the investment ADVISORY agreement, subject to the supervision and direction of the Fund's board of trustees, the Adviser will manage the Fund's portfolio in accordance with the Fund's investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.
        The Fund's investment ADVISORY agreement will continue in effect, unless otherwise terminated, until                    , 2020, and then will continue from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund's board of trustees or by a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and (b) in either event, by a majority of the board of trustees of the Fund who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act (the "Independent trustees") with such Independent trustees casting votes in person at a meeting called for such purpose. The Fund's investment ADVISORY agreement provides that the Adviser July   render services to others. The Fund's investment ADVISORY agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of a majority of the outstanding securities entitled to vote (as defined in the Investment Company Act) or by a vote of a majority of the Fund's trustees, or by the Adviser on not less than 90 days' written notice, and will automatically terminate in the event of its assignment. The Fund's investment ADVISORY agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

        The Fund has agreed to pay the Adviser a management fee at an annual rate equal to        % of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. Such borrowings July   include funds from banks and other financial institutions. This means that during periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees are calculated on the basis of the Fund's Managed Assets, which includes those assets purchased through leverage.
        A discussion regarding the basis for the initial approval of the investment ADVISORY agreement by the board of trustees will be available in the Fund's first report to shareholders. The basis for subsequent continuations of the Fund's investment ADVISORY agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.
        In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.
Administrator
        SAVYON Fund , located at 3340 NE 190 ST , Suite  402,  Aventura , Florida 33180, serves as administrator to the Fund. Under the Administration Agreement, SAVYON maintains the Fund's general ledger and is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund. SAVYON is entitled to receive a monthly fee at the annual rate of        % of the Fund's average daily value of the Fund's Managed Assets, subject to a minimum annual fee of $            , plus out of pocket expenses. During periods when the Fund is using leverage, the fees paid to SAVYON will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage.
Control Persons
        A control person is a person who beneficially owns more than 25% of the voting securities of a company. The Adviser will provide the initial ASSET MANAGEMENT ization of the Fund and therefore will be a control person because it will be the sole shareholder of the Fund as of the date of its investment. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

NET ASSET VALUE

        The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund's Managed Assets. Net asset value per common share will be determined daily by SAVYON on each day that the   NASDAQ Stock Exchange is open for business as of the close of the regular trading session on the   NASDAQ Stock Exchange. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding Common Shares of the Fund.
        The Fund values its investments primarily by using the mid-price of market quotations from a nationally recognized loan pricing service. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund's board of trustees. The Adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee comprised of officers and employees of the Adviser. The valuation committee July   accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to the Fund's board of trustees.
        Non-U.S. Securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes July   not be available are valued at fair value.
        When determining the price for a Fair Valued Asset, the Adviser shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Adviser deems relevant.

DISTRIBUTIONS

        Commencing with the Fund's initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. We expect to declare the initial monthly dividend on the Fund's Common Shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 90 days after completion of this offering. The Fund will pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any forms of leverage utilized by the Fund. The Fund intends to pay any ASSET MANAGEMENT  gains distributions at least annually. If the Fund makes a long-term ASSET MANAGEMENT  gain distribution, it will be required to allocate such gain between the Common Shares and any Preferred Shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.
        The U.S. federal income tax treatment and characterization of the Fund's distributions July   vary significantly from time to time because of the varied nature of the Fund's investments. In light of the Fund's investment policies, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, ASSET MANAGEMENT  gains and return of ASSET MANAGEMENT ) of the distribution made. The Fund will indicate the proportion of its ASSET MANAGEMENT  gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund July   make total distributions during a calendar or taxable year in an amount that exceeds the Fund's net investment company taxable income and net ASSET MANAGEMENT  gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of ASSET MANAGEMENT  reducing the amount of a shareholder's tax basis in such shareholder's shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund's shares is gain subject to tax. Because a return of ASSET MANAGEMENT  reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of ASSET MANAGEMENT  distribution exceeds the shareholder's basis in such shareholder's shares, the excess will be treated as gain from a sale or exchange of the shares. See "Tax Matters."
        Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund July   from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period July   be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value (and indirectly benefit the Adviser and SAVYON by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund's net asset value.
        Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term ASSET MANAGEMENT  gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

        Pursuant to the DRIP, shareholders whose shares are registered in their own name July   "opt-in" to the plan and elect to reinvest all or a portion of their dividends in our Common Shares by providing the required enrollment notice to                        , the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee July   have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder July   terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next dividend or distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when our board of trustees declares a dividend or distribution.
        When we declare a dividend or distribution, shareholders who are participants in the DRIP receive the equivalent of the amount of the dividend or distribution in our Common Shares. If you participate in the DRIP, the number of Common Shares of the Fund you will receive will be determined as follows:

        (1)   If the market price of the Common Shares plus any brokerage commissions on the payable date (or, if the payable date is not a   NASDAQ Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the "determination date") is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new Common Shares at a price equal to the greater of:

        (a)   98% of the net asset value per share at the close of trading on the   NASDAQ Stock Exchange on the determination date or
        (b)   95% of the market price per common share on the determination date.
        (2)   If 98% of the net asset value per common share exceeds the market price of the Common Shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the   NASDAQ Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the   NASDAQ Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the   NASDAQ Stock Exchange on the determination date or (b) 95% of the then current market price per share.

        The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Our Common Shares in the account of each DRIP  participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder's proxy includes shares purchased pursuant to the DRIP.
        There is no charge to participants for reinvesting dividends and ASSET MANAGEMENT  gains distributions. The fees of the DRIP administrator for handling the reinvestment of dividends and ASSET MANAGEMENT  gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of dividends or ASSET MANAGEMENT  gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator's open market purchases in connection with the reinvestment of such dividends or distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional Common Shares, the average cost of such shareholder's Common Shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund's net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
        The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that July   be payable on such dividends or distributions. See "Tax Matters."
        You July   obtain additional information about the DRIP by writing us at our principal office, which is located at 3340 NE  190 Street Suite  402, Aventura, Florida  33180 or by contacting the DRIP administrator at the following address:                        .

DESCRIPTION OF SHARES

Common Shares
        The Fund is a statutory trust organized under the laws of   Florida pursuant to the Agreement and Declaration of Trust dated as of July  13,  2017. The Fund is authorized to issue an unlimited number of Common Shares. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends and interest and dividend payments with respect to the Fund's leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Fund have been met. See "—Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, when available, to all holders of its Common Shares.
        The Fund has no present intention of offering any additional shares other than the Common Shares it July   issue under the Fund's DRIP and the issuance of Preferred Shares. Any additional offerings of shares will require approval by the Fund's board of trustees. Any additional offering of Common Shares will be subject to the requirements of the Investment Company Act, which provides that shares July   not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

        The Fund intends to apply to list its Common Shares on the   NASDAQ Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "                    ."
        The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise. However, because the Senior Loans that the Fund invests in are floating rate in nature, the Fund's net asset value per share will be less affected by interest rate fluctuations than if it were investing primarily in other forms of securities. The Fund's net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and the amount of the organizational costs and offering expenses paid by the Fund. See "Summary of Fund Expenses."
        Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder July   do so by trading through a broker on the   NASDAQ Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in Senior Loans and fixed-income instruments have traded during some periods at prices higher than net asset value and have traded during other periods at prices lower than net asset value. Because the market value of the Common Shares July   be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase.
Preferred Shares
        The Fund's Agreement and Declaration of Trust provides that the board of trustees of the Fund July   authorize and issue Preferred Shares, with rights as determined by the board of trustees, without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.
        While the Fund does not anticipate doing so, it July   issue Preferred Shares in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The use of leverage can create risks. The board of trustees reserves the right to change the foregoing percentage limitation and July   issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's total assets, less liabilities and indebtedness of the Fund. We cannot assure you, however, that any Preferred Shares will be issued. The terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any Preferred Shares will be similar to those stated below.
        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any Preferred Shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.
        The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions July   be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of Common Shares as a single class.
        The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

        The terms of any Preferred Shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund July   tender for or purchase Preferred Shares and (iii) the Fund July   subsequently resell any Preferred Shares so tendered for or purchased. Any redemption or purchase of

Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of such Preferred Shares by the Fund will increase that leverage.
        The discussion above describes the possible offering of Preferred Shares by the Fund. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares July   be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of Common Shares, July   authorize an offering of Preferred Shares or July   determine not to authorize such an offering, and July   fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

        The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. At the first annual meeting the trustees will be elected and divided into  multiple  classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a  multiple -year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee July   be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.
        The Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the board of trustees who qualify as "Continuing Trustees," which term means trustees who either (i) have been members of the board of trustees for a period of at least thirty-six months (or since the commencement of the Fund's operations, if less than thirty-six months) or (ii) were nominated to serve as members of the board of trustees by a majority of the Continuing Trustees then members of the board of trustees.
        The Agreement and Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including common and Preferred Shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Fund of the Fund's shares (except as July   be pursuant to a public offering, the Fund's dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Agreement and Declaration of Trust, but July   be required in certain cases under the Investment Company Act). The Agreement and Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Agreement and Declaration of Trust provides that the Fund July   dissolve upon the vote of a majority of the trustees. See "Risks-Anti-Takeover Provisions."
        The trustees July   from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the Investment Company Act.
        The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Agreement and Declaration of Trust and Bylaws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The board of trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.
        The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust and the Bylaws, both of which will be on file with the SEC.

        The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.
        For the purposes of calculating "a majority of the outstanding voting securities" under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
        The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under   Florida law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the SEC.

CLOSED-END FUND STRUCTURE

        The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if shareholders wish to sell common shares of a closed-end fund they must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the mutual fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage.
        Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount July   not be in the interest of shareholders, the Fund's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

REPURCHASE OF COMMON SHARES

        The Fund is a closed-end management investment company and, as a result, its shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund July   purchase at market prices from time to time its Common Shares in the open market but is under no obligation to do so. Because common shares of a closed-end investment company July   frequently trade at prices lower than net asset value, the Fund's board of trustees July   consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which July   include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The board of trustees July   decide not to take any of these actions. In addition, there can be no assurance that common share repurchases or tender offers, if undertaken, will reduce market discount.
        Notwithstanding the foregoing, if at any time the Fund has Preferred Shares outstanding, the Fund July   not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.
        Subject to its investment restrictions, the Fund July   borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's board of trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations under the   NASDAQ Stock Exchange.

        There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the total net assets of the Fund and, therefore, July   have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares if any outstanding and to any amounts borrowed.

TAX MATTERS

        The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Common Shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as a ASSET MANAGEMENT  asset. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.
        The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded  ADVISORY hips that are treated as  ADVISORY hips for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded ADVISORY hip"); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded ADVISORY hips. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net ASSET MANAGEMENT  gain (the excess of net long-term ASSET MANAGEMENT  gain over net short-term ASSET MANAGEMENT  loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net ASSET MANAGEMENT  gain.
        A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98% of its ASSET MANAGEMENT  gain net income for the one-year period ended on July 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its ASSET MANAGEMENT  gain net income, to the extent possible, by the close of each calendar year.
        Distributions to shareholders by the Fund of ordinary income (including "market discount" realized by the Fund on the sale of debt securities), and of net short-term ASSET MANAGEMENT  gains, if any, realized by the Fund will, except as described below with respect to distributions of "qualified dividend income," be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net ASSET MANAGEMENT  gains will be  taxable as long-term ASSET MANAGEMENT  gains, regardless of the length of time the shareholder has owned Common Shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of ASSET MANAGEMENT  which is applied against and reduces the shareholder's basis in his or her shares of the Fund. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund. Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.
        Although dividends generally will be treated as distributed when paid, dividends declared in July, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.
        In general, the sale or other disposition of Common Shares will result in ASSET MANAGEMENT  gain or loss to shareholders. A holder's gain or loss generally will be a long-term gain or loss if the Common Shares has been held for more than one year. Present law taxes both long- and short-term ASSET MANAGEMENT  gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net ASSET MANAGEMENT  gains will be taxed at a maximum rate of 20% for taxable years beginning after December 31,  2017(unless Congress enacts legislation providing otherwise), while short-term ASSET MANAGEMENT  gains and other ordinary income will be taxed at a maximum rate of 35% (increasing to 39.6% in  2018). Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax July   be higher in certain circumstances. Losses realized by a holder on the sale or exchange of Common Shares held for six months or less are treated as long-term ASSET MANAGEMENT  losses to the extent of any distribution of long-term ASSET MANAGEMENT  gain received (or amounts designated as undistributed ASSET MANAGEMENT  gains, as discussed under "Tax Matters—Distributions" in the SAI) with respect to such Common Shares. In addition, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.
             If a shareholder does not provide the Fund with its correct taxpayer identification number and any required certifications, such shareholder July   be subject to backup withholding on its taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to foreign shareholders.
        Under recently enacted legislation, the relevant withholding agent July   be required to withhold 30% of any dividends and the proceeds of a sale of our Common Shares paid after December 31,  2019 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.
        The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change July   be retroactive with respect to the Fund's transactions. The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal   Driving minimum tax. Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

Board  directors

        Under the terms and subject to the conditions contained in the board directors  agreement dated the date of this prospectus, the board directors  named below, for whom                        , are acting as Representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares

Total

        The board directors  are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale. The board directors  agreement provides that the obligations of the several board directors  to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The board directors  are obligated to take and pay for all of the Common Shares offered by this prospectus if any such Common Shares are taken. However, the board directors  are not required to take or pay for the Common Shares covered by the board directors ' over-allotment option described below.
        The board directors  initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $            per common share under the initial offering price. After the initial offering of the Common Shares, the offering price and other selling terms July   from time to time be varied by the Representatives. The board directors  discounts and commissions (sales load) of $0.94 per common share are equal to 4.50% of the initial offering price. Investors must pay for any Common Shares purchased on or before                        .
        The Fund has granted to the board directors  an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of                                    Common Shares at the initial offering price per common share listed on the cover page of this prospectus, less board directors  discounts and commissions. The board directors  July   exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all board directors  in the preceding table. If the board directors ' over-allotment option is exercised in full, the total price to the public would be $            , the total board directors ' discounts and commissions (sales load) would be $            , the estimated offering expenses would be $            , $            of which would be borne by the Fund, and the total proceeds to the Fund would be $            .

        The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Common Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price	$20.00	$20.00	$	$
Sales load	$0.94	$0.94	$	$
Estimated offering expenses	$0.06	$0.06	$	$
Proceeds, after expenses, to the Fund	$19.00	$19.00	$	$

        The fees described below under "—Additional Compensation to Be Paid by the Adviser" are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

        Offering expenses paid by the Fund (other than sales load but inclusive of the distribution assistance payment to SAVYON Distributors) will not exceed $0.06 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess. The aggregate offering expenses (excluding sales load but inclusive of the distribution assistance payment to SAVYON Distributors) are estimated to be $            in total, $            of which will be borne by the Fund (or $            if the board directors  exercise their over-allotment option in full). See "Summary of Fund Expenses."
        The board directors  have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

        At our request, the board directors  have agreed to reserve less than 1% of the Common Shares for sale in this offering to our executive officers and trustees at the offering price less the sales load.
        In order to meet requirements for listing the Common Shares on the   NASDAQ Stock Exchange, the board directors  have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,000).
        The Fund intends to apply to list its Common Shares on the   NASDAQ Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be "                ."
        The Fund has agreed that, without the prior written consent of                                    , on behalf of the board directors , it will not, during the period ending 180 days after the date of this prospectus:

•
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or
•
enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event. These lock-up agreements will not apply to the Common Shares to be sold pursuant to the board directors  agreement or any Common Shares issued pursuant to the Fund's DRIP or any preferred share issuance, if any.
        In order to facilitate the offering of the Common Shares, the board directors  July   engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The board directors  currently expect to sell more Common Shares than they are obligated to purchase under the board directors  agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the board directors  under the over-allotment option (exercisable for 45 days from the date of this prospectus). The board directors  can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the board directors  will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The board directors  July   also sell Common Shares in excess of the over-allotment option, creating a naked short position. The board directors  must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the board directors  are concerned that there July   be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the board directors  July   bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the board directors  syndicate July   also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities July   raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The board directors  are not required to engage in these activities, and July   end any of these activities at any time.
        Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the board directors  or that an active trading market in the Common Shares will develop and continue after this offering.
        The Fund anticipates that the Representatives and certain other board directors  July   from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be board directors  and, subject to certain restrictions, July   act as such brokers while they are board directors .

        In connection with this offering, certain of the board directors  or selected dealers July   distribute prospectuses electronically. The Fund, the Adviser and the board directors  have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.
        The principal business address of                        is                         .
        The board directors  and their respective affiliates are full service financial institutions engaged in various activities, which July   include securities trading, commercial and investment banking, financial ADVISORY, investment management, principal investment, hedging, financing and brokerage activities. Certain of the board directors  or their respective affiliates from time to time have provided in the past, and July   provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial ADVISORY services to us, certain of our executive officers and our affiliates and the Adviser and its affiliates in the ordinary course of business, for which they have received, and July   receive, customary fees and expenses.
        No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares July   not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares July   be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.
Additional Compensation to be Paid by the Adviser
        The Adviser (and not the Fund) July   pay certain qualifying board directors  a marketing and structuring fee, a sales incentive fee or additional compensation in connection with the offering.

CUSTODIAN AND TRANSFER AGENT

        The custodian of the assets of the Fund will be                        located at                        . The custodian will perform custodial, fund accounting and portfolio accounting services.                        located at                                    , will serve as the Fund's transfer agent and dividend paying agent with respect to the Common Shares.

LEGAL OPINIONS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by [   ] , [   ], and for the board directors  by  [              ]                      ,   and       [      ]    July   rely as to certain matters of   Florida law   .

Investment Objectives

3
Investment Restrictions

3
Investment Policies and Techniques

5
Management of the Fund

20

Portfolio Transactions and Brokerage

33
Description of Shares

35
Repurchase of Common Shares

36
Tax Matters

38
Control Persons and Principal Holders of Securities

45
Independent Registered Public Accounting Firm

45
Custodian and Transfer Agent

45
Additional Information

45
Report of Independent Registered Public Accounting Firm

46
Financial Statements

47
Appendix A—Description of S&P, Moody's and Fitch Ratings

A-1
Appendix B—Proxy Voting Policies and Procedures

B-1

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

        Until                (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, July   be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as board directors  and with respect to their unsold allotments or subscriptions.

                Shares
 SAVYON / SAVYON Driving Credit Income Fund
Common Shares
$20.00 per Share
PROSPECTUS
                        ,  2017

The information in this Statement of Additional Information is not complete and July   be changed. We July   not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated                ,  2017
 SAVYON / SAVYON Driving CREDIT INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION

         SAVYON / SAVYON Driving Credit Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated             . This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus July   be obtained without charge by calling [    ]. You July   also obtain a copy of the prospectus on the Securities and Exchange Commission's Web site (http://www.sec.gov). ASSET MANAGEMENT Sized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated                        ,  2017.

TABLE OF CONTENTS

Investment Objectives	3
Investment Restrictions	3
Investment Policies And Techniques	5
Management of the Fund	20
Portfolio Transactions and Brokerage	33
Description of Shares	35
Repurchase of Common Shares	36

Tax Matters	38
Control Persons and Principal Holders of Securities	45
Independent Registered Public Accounting Firm	45
Custodian and Transfer Agent	45
Additional Information	45
Report of Independent Registered Public Accounting Firm	46
Financial Statements	47
Appendix A—Description of S&P, Moody's and Fitch Ratings	A-1
Appendix B—Proxy Voting Policies and Procedures	B-1

INVESTMENT OBJECTIVES

        The Fund's primary investment objective is to provide current income, with a secondary objective of ASSET MANAGEMENT  appreciation. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

Fundamental Restrictions
        Except as described below, the Fund, as a fundamental policy, July   not, without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class:

        (1)   invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. Government securities") and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry;
        (2)   issue senior securities or borrow money to purchase additional securities other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act");
        (3)   make loans to other persons, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the Securities and Exchange Commission (the "SEC"), the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, the SEC staff or other authority;
        (4)   underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund July   be deemed to be an underwriter;
        (5)   purchase or sell real estate, except that the Fund July   invest in securities or other interests of companies that deal in real estate or are engaged in the real estate business and instruments secured by real estate or interests therein, and the Fund July   acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets;

        (6)   purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities); or
        (7)   with respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund's Managed Assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that U.S. Government securities, securities issued by other investment companies, cash and cash items (including receivables) shall not be subject to this limitation.

        For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Fund's performance would be largely dependent on that industry's performance.
        With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, "senior securities" are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.
        The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the Investment Company Act that restrict, for instance, the amount, timing and form of senior securities that July   be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, July   be considered senior securities unless appropriate steps are taken to segregate the Fund's assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.
        Under the Investment Company Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
        Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value July   not exceed 50% of the Fund's total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of the liquidation value of its outstanding Preferred Shares plus its outstanding liabilities and indebtedness. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%.
        The Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, "asset coverage" means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments July   be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments July   involve leverage but are not considered to be borrowings under the Investment Company Act.
        With respect to the limitation regarding making loans to other persons set forth in subparagraph (3) above, the Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.
        With respect to the limitation regarding board directors  the securities of other issuers set forth in subparagraph (4) above, a technical provision of the Securities Act of 1933, as amended (the "Securities Act") deems certain persons to be "board directors " if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of board directors , the policy set forth in subparagraph (4) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund July   be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter July   be liable for material omissions or misstatements in an issuer's registration statement or prospectus.

        When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Except for the fundamental policies disclosed above, all other policies of the Fund disclosed herein and in the Fund's prospectus are non-fundamental policies which July   be changed by the board of trustees of the Fund without shareholder approval.
Non-Fundamental Restrictions
        The Fund's investment objectives are not fundamental and July   be changed by the board of trustees without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares, if any.
        In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested (i) in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled (by owning 20% or more of their voting power) by the Fund and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded ADVISORY hips" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")) and (b) with regard to at least 50% of the value of the Fund's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations July   be changed by the trustees only to the extent appropriate in light of changes to applicable tax requirements.
        The percentage limitations applicable to the Fund's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Fund's investment policies and techniques in the prospectus.
Portfolio Contents
Senior Loans
        A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.
        Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests July   also take the form of participation interests in a Senior Loan. Such loan interests July   be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.
        The Fund July   purchase "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments July  , however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment July   differ from, and be more limited than, those held by the assigning Loan Investor.

        The Fund also July   invest in "Take part." Move by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund July   have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Move, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund July   not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund July   be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Move will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries July   be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning ASSET MANAGEMENT  raising activities generally and fluctuations in the financial markets generally.
        The Fund will only acquire Move if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch, or comparably rated by another nationally recognized rating agency) or determined by the Adviser to be of comparable quality. The effect of industry characteristics and market compositions July   be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and July   be highly speculative. Some companies July   never pay off their indebtedness, or July   pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
        In order to borrow money pursuant to a Senior Loan, a Borrower will for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working ASSET MANAGEMENT  assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners July   provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan July   be secured only by stock in the Borrower or its subsidiaries. Collateral July   consist of assets that July   not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.
        In the process of buying, selling and holding Senior Loans, the Fund July   receive and/or pay certain fees. These fees are in addition to interest payments received and July   include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it July   receive a facility fee and when it sells a Senior Loan it July   pay a facility fee. On an ongoing basis, the Fund July   receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund July   receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund July   include covenant waiver fees, covenant modification fees or other amendment fees.
        A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, July   include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement July   contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted ASSET MANAGEMENT  expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case July   be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case July   be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower's compliance with covenants July   involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller July   limit the rights of the holder to vote on certain changes which July   be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.
        In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent July   monitor the value of the collateral and, if the value of the collateral declines, July   accelerate the Senior Loan, July   give the Borrower an opportunity to provide additional collateral or July   seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation July   include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

        A financial institution's appointment as Agent July   usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks July   arise.
        Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, July   be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund July   receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.
        From time to time,  SAVYON and its affiliates July   borrow money from various banks in connection with their business activities. Such banks July   also sell interests in Senior Loans to, or acquire them from, the Fund or July   be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks July   also act as Agents for Senior Loans held by the Fund.
        The Fund July   acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund July   also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower July   be unable to locate permanent financing to replace the bridge loan, which July   impair the Borrower's perceived creditworthiness.
        The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund July   invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There July   be temporary periods when the principal asset held by a Borrower is the stock of a related company, which July   not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.
        If a Borrower becomes involved in bankruptcy proceedings, a court July   invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest July   be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working ASSET MANAGEMENT . There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan.
        The Fund July   acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund July   also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC (the "Adviser") July   enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies.
Subordinated Loans

        The Fund July   invest in Subordinated Loans, which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or in lien priority to first lien holders. Accordingly, the risks associated with Subordinated Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Subordinated Loans, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.
        Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, July   be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and July   be less liquid. There is also a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans share the same risks as other below investment grade securities.
Fixed-Income Instruments
        The Fund July   invest in fixed-income instruments, such as high-yield corporate debt securities, or bonds, or U.S. government securities. Corporate bonds and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Underwriter") for a group of investors ("Bond Investors"). The Underwriter typically administers and enforces the fixed-income instrument on behalf of the other Bond Investors. In addition, in secured fixed-income instrument offerings, an institution, typically but not always the Agent, holds any collateral on behalf of the Bond Investors. The Fund July   purchase assignments of fixed-income instruments either directly from the Underwriter of from a Bond Investor.
        An issuer of fixed-income instruments must typically comply with the terms contained in an or note purchase agreement between the issuer and the holders of the instruments (the "Bond Agreement"). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in Loan Agreements. The Underwriter typically administers the terms of the Bond Agreement on behalf of all holders of the instruments.
        Fixed-income securities are generally subject to many of the same risks that affect Senior Loans and Subordinated Loans. However, holders of fixed-income bonds are generally subordinate to any existing lenders in the issuer's ASSET MANAGEMENT  structure and thus have a lower priority in payment than lenders.
Restricted and Illiquid Securities
        The Fund July   not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund July   have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
        The Fund July   purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") ("Rule 144A Securities"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities July   be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's board of trustees has directed the Adviser to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities July   have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Rights Offerings and Warrants to Purchase
        The Fund July   participate in rights offerings and July   purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security July   exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.
Equity Securities

        In addition to common stocks, the Fund July   invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.
        Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer's board of trustees. Preferred stock also July   be subject to optional or mandatory redemption provisions.
        Convertible Securities.    A convertible security is a bond, debenture, note, preferred stock or other security that July   be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also July   have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's ASSET MANAGEMENT  structure but are usually subordinated to comparable nonconvertible securities. Convertible securities July   be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.
        Warrants.    Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security July   exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.
        Depository Receipts.    The Fund July   hold investments in sponsored and unsponsored AmLucien an Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer July   not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs July   be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of Non-U.S. Securities.
Cash Equivalents and Short-Term Debt Securities
        For temporary defensive purposes, the Fund July   invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

        (1)   U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities July   fluctuate. The recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages have experienced extreme volatility, and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments for temporary defensive purposes in securities issued by Federal Home Loan Banks and Fannie Mae July   ultimately lose value. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.
        (2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund July   not be fully insured by the FDIC.
        (3)   Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund July   enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund July   invest. Repurchase agreements July   be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
        (4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Portfolio Contents
Short Sales
        The Fund expects to make short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a mean of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund July   make short sales for financing, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.
        When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund July   have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Fund's obligation to replace the borrowed security July   be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund July   also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund July   not receive any payments (including interest) on its collateral deposited with such broker-dealer.
        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
Derivatives
        General Limitations on Futures and Options Transactions.    The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.
        Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.
        Asset Coverage for Futures and Options Positions.    The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.   Options.    The Fund July   purchase put and call options on currencies or securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.
        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund July   seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.
        Certain Considerations Regarding Options.    The hours of trading for options July   not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets July   detract from the effectiveness of attempted hedging. Options transactions July   result in significantly higher transaction costs and portfolio turnover for the Fund.
        Some, but not all, of the derivative instruments July   be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere July   exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.
        Futures Contracts.    The Fund July   enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments July   include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

        Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.
        An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund July   not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it July   be forced to do so at a price that involves a large loss.
        Under certain market conditions, it July   also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.
        There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
        Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery July   involve additional costs.
        Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.
        As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and July   be significantly modified from time to time by the exchange during the term of the futures contract.    If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.
        Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract July   result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract July   result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

        In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities July   prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts July   not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.
        In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market ASSET MANAGEMENT organization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges July   also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.
        A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.
        Each regulated exchange trading a security futures contract July   also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security July   be less liquid than trading during regular market hours.
        Swap Agreements.    The Fund July   enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
        Swap agreements July   increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements July   be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.
        Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund July   be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund July   not be able to recover the money it expected to receive under the contract.
        A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.
        The Fund will monitor any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment and tax requirements.
        Equity Swaps.    In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.
When-Issued and Forward Commitment Securities

        The Fund July   purchase securities on a "when-issued" basis and July   purchase or sell securities on a "forward commitment" basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments July   be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case July   be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities July   not be delivered and that the Fund July   incur a loss. Settlements in the ordinary course, which July   take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
        Securities purchased on a progressive commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis July   expose the Fund to risks because they July   experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually July   be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested July   result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.
        The risks and effect of settlements in the ordinary course on the Fund's net asset value are not the same as the risks and effect of when-issued and forward commitment securities.
        The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security's value in the market from the date of the Fund's commitment (the "Commitment Date") to the date of the actual delivery and payment for such securities (the "Settlement Date"). There is a risk that, on the Settlement Date, the Fund's payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market's valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund July   incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.
        The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association ("LSTA"). For par loans, income accrues to the buyer of the Senior Loan (the "Buyer") during the period beginning on the last date by which the Senior Loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par Senior Loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the Senior Loan (this payment July   be netted from the wire released on settlement date for the purchase price of the Senior Loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements

        The Fund July   enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it July   designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements July   be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement July   decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement July   decline in price.
        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver July   receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement July   effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.
Repurchase Agreements
        The Fund July   invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, presents minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral July   be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund July   be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

MANAGEMENT OF THE FUND

Board of Trustees
        The overall management of the business and affairs of the Fund is vested in the board of trustees. Starting with the first annual meeting of shareholders, the board of trustees will be classified into  multiple  classes—Class A, Class B Class C , Class D and Class F ,E , G , V, W —as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.
        Below is a list of the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Adviser and their board members and officers is 3340 NE  190 Street Suite  402, Aventura, Florida  33180, unless specified otherwise below.

Name, Address and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen	Other Directorships Held by the Trustee During the Past Five Years
NON-INTERESTED TRUSTEES:
INTERESTED TRUSTEES(2)

Djenane . Virgelin. SAVYON ASSET MANAGEMENT ADVISORY LLC 3340 NE 190 Street Suite 402 Aventura, Florida33180) Birth Year: 1983	Chairwoman, President, , Trustee	Since Inception	Mrs . Djenane is a Senior Managing Director of SAVYON ASSET MANAGEMENT ADVISORY LLC (collectively with its affiliates, "SAVYON") and is Head of SAVYON / SAVYON GROUP INC Funds . Mrs . Djenane is the co founder of SAVYON head of SAVYON ASSET MANAGEMENT Market's Driving Investments Unit.	1	—
Lucien . Virgelin. SAVYON ASSET MANAGEMENT ADVISORY LLC 3340 NE 190 Street Suite 402 Aventura, Florida33180) Birth Year: 1980	Chairman,Vice President, , Trustee	Since Inception	Mr. Lucien is a Senior Managing Director of SAVYON ASSET MANAGEMENT ADVISORY LLC (collectively with its affiliates, "SAVYON") and is Head of SAVYON / SAVYON GROUP INC Funds . Mr. Lucien is the founder of SAVYON head of SAVYON ASSET MANAGEMENT Market's Driving Investments Unit.	1	—

(1)Beginning with the first annual meeting of stockholders of the Fund (the "first annual meeting") and if at such time, the number of trustees shall be  multiple  (3) or more, the board of trustees of the Fund shall be divided into  multiple  classes: Class I, Class II and Class III. At the first annual meeting, trustees of Class I shall be elected to the board of trustees for a term expiring at the next succeeding annual meeting of stockholders, trustees of Class II shall be elected to the board of trustees for a term expiring at the second succeeding annual meeting of stockholders and trustees of Class III shall be elected to the board of trustees for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's board of trustees following the first annual meeting, to hold office until the meeting of the board of trustees following the next annual meeting of stockholders and until their successors are duly elected and qualified.
(2)
"Interested person" of the Fund as defined in the Investment Company Act. Mrs. Djenane  is an interested person due to his employment with the Adviser.

        The board of trustees is currently comprised of        trustees.
Share Ownership
        The following table shows the dollar range of equity securities owned by the trustees in the Fund and in other investment companies overseen by the trustee within the same family of investment companies as of                    ,  2017. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by trustees in the Family of Registered Investment Companies(*)
NON-INTERESTED TRUSTEES
INTERESTED TRUSTEES:
Djenane . Virgelin.	—	over $100,000
Lucien . Virgelin.	—	over $100,000
Fritzner Jules	—	over $100,000
Michel F. . Jules	—	over $100,000

*
The term "Family of Registered Investment Companies" refers to all registered investment companies advised by the Adviser or an affiliate board.

        None of the non-interested trustees nor their family members owned beneficially or of record securities issued by the Adviser, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of                        ,             .
Experience of Trustees
Compensation of Trustees
        The fees and expenses of the trustees of the Fund are paid by the Fund. The trustees who are members of the  SAVYON organization receive no compensation from the Fund. It is estimated that the independent trustees will receive from the Fund the amounts set forth below for the Fund's calendar year ending                    ,         , assuming the Fund will have been in existence for the full calendar year.

Name of Trustee	Estimated Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Board Members
NON-INTERESTED TRUSTEES
	$	$
	$	$
	$	$

	$		$
INTERESTED TRUSTEES
Djenane . Virgelin.		$0		$0

        The Fund pays each trustee an annual retainer of $            and $            for each regular meeting and special meeting of the Fund, respectively, attended, provided, however, the  Chairwoman of the Audit Committee and the  Chairwoman of the Nominating Committee will be paid an additional annual retainer of $            . In addition, for each meeting of a committee of the board of trustees that does not occur on a regular meeting or special meeting of the Fund, the Fund will pay each committee member $            for each such committee meeting attended. Each trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trustees of the Fund and any committee thereof.
Board Committees
        The board of trustees of the Fund currently has four committees: an Audit Committee, a Nominating Committee, a Pricing Committee and a Valuation Committee.
        The Audit Committee consists of                    , all of whom have been determined not to be "interested persons" of the Fund under the Investment Company Act and who are "independent" as defined in the   NASDAQ Stock Exchange listing standards. The Audit Committee acts according to the Audit Committee charter.                    has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the board of trustees of the Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund's accounting and financial reporting processes, policies and practices; the integrity of the Fund's financial statements; the adequacy of the Fund's overall system of internal controls; the Fund's compliance with legal and regulatory requirements; the qualification and independence of the Fund's independent registered public accounting firm; the performance of the Fund's internal audit function provided by the Adviser and the Fund's other service providers; and the review of the report required to be included in the Fund's annual proxy statement by the rules of the SEC. The board of trustees has determined that                        is an audit committee financial expert and that each is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.
        The Nominating Committee's is responsible for selecting and nominating candidates for election as trustees to the board of trustees of the Fund. The members of the Nominating Committee are                    , all of whom have been determined not to be "interested persons" of the Fund under the Investment Company Act and who are "independent" as defined in the   NASDAQ Stock Exchange listing standards. The Nominating Committee July   accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee for the Fund's board of trustees should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the board of trustees and to serve if elected by the stockholders.
        The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares and any Preferred Shares sold by the Fund. The members of the Pricing Committee are  Djenane . Virgelin. and any one of the non-interested trustees listed above.
        The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets. The members of the Valuation Committee are  Djenane . Virgelin. and any of the non-interested directors listed above.
Risk Oversight

        The board of trustees' role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the board of trustees receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's portfolio managers) and Chief Compliance Officer, who reports directly to the board of trustees, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks July   be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund's investment program and activities, the board of trustees as part of its risk oversight efforts expects to meet at its regular meetings and as needed with the Fund's Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The board of trustees July   be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as July   be established from time to time by the board of trustees. For example, the Audit Committee of the board of trustees will meet regularly with the Fund's independent public accounting firm to review, among other things, reports on the Fund's internal controls for financial reporting.
        The board of trustees believes that not all risks that July   affect the Fund can be identified, that it July   not be practical or cost-effective to eliminate or mitigate certain risks, that it July   be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks July   be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters July   be summaries of relevant information and July   be inaccurate or incomplete. As a result of the foregoing and other factors, the board of trustees risk management oversight is expected to be subject to substantial limitations.
Officers of the Fund
        The Fund's executive officers will be chosen each year at a regular meeting of the board of trustees to hold office until their respective successors are duly elected and qualified. The executive officers of the Fund currently are:

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen
Djenane . Virgelin. 3340 NE 190 Street Suite 402 Aventura, Florida 33180 Birth Year: 1983	Chairwoman, President, Chief Executive Officer, Trustee	Since Inception	Mrs. Djenane is a Senior Managing Director of SAVYON and is Head of SAVYON / SAVYON ASSET MANAGEMENT ADVISORY LLC. Mrs. Djenane Chairwoman / President joined SAVYON from the [ ] where he was a Managing and Co-head of SAVYON ASSET MANAGEMENT Market's Driving Investments Unit.	1
Lucien Virgelin 3340 NE 190 Street Suite 402 Aventura, Florida 33180 Birth Year:1980	Chairman / Vice president / Secretary/ Trustee ficer and Treasurer	Since Inception	Mr. Virgelin is a Managing Director and Chairman / Vice president / Secretary/ Trustee ficer of SAVYON. He joined SAVYON in 2017. Prior to that time he spent over .	1

Name, Address and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen
Lucien. Virgelin 3340 NE 190 Street Suite 402 Aventura, Florida 33180 Birth Year: 1980	Executive Vice President and Assistant Secretary	Since Inception	Mr. Virgelin is a Managing Director of SAVYON. Mr. Virgelin joined SAVYON from [ ] where he was a Managing and Head of Portfolio Management and in the Debt Investments group.	1
[ ] 3340 NE 190 Street Suite 402 Aventura, Florida 33180 Birth Year:[ ]	Chief Compliance Officer, Chief Legal Counsel and Secretary	Since Inception	[ ] is a Managing Director, Chief Legal Officer and Chief Compliance Officer of SAVYON. [ ] to [ ], she served as Counsel and Director of SAVYON. Prior to that time she was with the finance group of DLA Piper since [ ].	1

[ ] 3340 NE 190 Street Suite 402 Aventura, Florida 33180 Birth Year: [ ]	Public Relations Officer	Since Inception	[ ] is a Managing Director with SAVYON. [ ] will be joined SAVYON from [ ], where she was most recently a in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.	1

        The Fund's officers do not receive compensation from the Fund, but are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the board of trustees.
The Adviser
        The Fund retains SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC to act as its investment manager. The Adviser, a wholly-owned subsidiary of SAVYON, is a registered investment adviser and the credit platform of  SAVYON.  SAVYON  will be a leading global   Driving manager and provider of financial ADVISORY services with offices in Aventura, Atlanta, Beijing, Boston, Chicago, Dallas, Dusseldorf, Hong Kong, Houston, London, Los Angeles, Menlo Park, Mumbai, Paris, San Francisco, Shanghai, Sydney and Tokyo, was founded in 1985. The investment ADVISORY agreement between the Adviser and the Fund provides that the Adviser will manage the operations of the Fund, subject to the supervision, direction and approval of the Fund's board of trustees and the objectives and policies stated in the prospectus and this Statement of Additional Information.
        Pursuant to the investment ADVISORY agreement, the Adviser manages the Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and trustees regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and Lucien  services, including certain accounting services and maintenance of certain books and records.
        The investment ADVISORY agreement between the Fund and the Adviser was approved by the Fund's board of trustees, including a majority of the trustees who are not parties to the agreement or "interested persons" (as such term is defined in the Investment Company Act) of any such party (in such capacity, the "independent trustees"), in principle at an "in person" meeting held on                    ,  2017. The agreement was approved by the sole common shareholder of the Fund on                     ,  2017.
        The investment ADVISORY agreement provides for the Fund to pay a management fee at an annual rate equal to      % of the average daily value of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. This means that during periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees are calculated as a percentage of the Fund's Managed Assets, which include those assets purchased with leverage. As such, the Adviser July   have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest.

        The investment ADVISORY agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's board of trustees or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreement July   be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Fund's board of trustees or a majority of the outstanding securities entitled to vote) or by the Adviser, upon not more than 60 nor less than 30 days' written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).
        The investment ADVISORY agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Adviser, its trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

        Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment ADVISORY agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser July   have conflicts in allocating its time and services among the Fund and the Adviser's other investment vehicles and accounts. The Adviser has informed the board of trustees that the services of the Adviser are not exclusive, and the Adviser provides similar services to other investment companies and other clients and July   engage in other activities.
        A discussion regarding the basis for the approval of the investment ADVISORY agreement by the board of trustees will be available in the Fund's first report to shareholders.
Administrator
        SAVYON Fund Services, Inc., located at 3340 NE 190 ST , Suite  402,  Aventura , Florida 33180, serves as administrator to the Fund. Under the Administration Agreement, SAVYON maintains the Fund's general ledger and is responsible for calculating the net asset value of the Common Shares, and generally managing the administrative affairs of the Fund. SAVYON is entitled to receive a monthly fee at the annual rate of      % of the Fund's average daily Managed Assets, subject to a minimum annual fee of $            , plus, out-of-pocket expenses. During periods when the Fund is using leverage, the fees paid to SAVYON will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which includes assets purchased through leverage.

Portfolio Managers
        Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.
        The table below identifies the number of accounts (other than the Fund) for which the Fund's portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of                        ,  2017.
        As of                        ,  2017,  Djenane . Virgelin. managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of                        ,  2017, Lucien. Virgelin managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—		—	—		—
Pooled Investment Vehicles Other Than Registered Investment Companies		$	billion		$	billion
Other Accounts		$	billion		$	billion

        As of                        ,  2017, [             ] managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—		—	—		—
Pooled Investment Vehicles Other Than Registered Investment Companies		$	billion		$	billion
Other Accounts		$	billion	—		—

        As of            ,  2017, [             ]    managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—		—	—		—
Pooled Investment Vehicles Other Than Registered Investment Companies		$	billion		$	billion
Other Accounts	—		—	—		—

        As of                        ,  2017, [      ] . managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of                        ,  2017,   Djenane Virgelin managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—		—	—		—
Pooled Investment Vehicles Other Than Registered Investment Companies		$	billion		$	billion
Other Accounts		$	billion	—		—

        As of                        ,  2017,  Lucienlas Virgelin managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts		Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—		—	—		—
Pooled Investment Vehicles Other Than Registered Investment Companies		$	billion		$	billion
Other Accounts	—		—	—		—

Portfolio Manager Compensation
        The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation July   include a variety of components and July   vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.
        Base Compensation.    Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.
        Discretionary Compensation.    In addition to base compensation, portfolio managers July   receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.
Securities Ownership of Portfolio Managers
        The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.
Potential Conflicts of Interest
        The portfolio managers have interests which July   conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:
        Broad and Wide-Ranging Activities.    The portfolio managers, the Adviser,  SAVYON and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser,  SAVYON and their affiliates July   engage in activities where the interests of certain divisions of the Adviser,  SAVYON and its affiliates or the interests of their clients July   conflict with the interests of the shareholders of the Fund.
        Allocation of Investment Opportunities.    Certain inherent conflicts of interest arise from the fact that the portfolio managers, the Adviser,  SAVYON and their affiliates provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates July   establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the "Other Adviser Accounts"). In addition,  SAVYON and its affiliates provide investment management services to other clients, including other funds, and any other investment vehicles that  SAVYON or any of its affiliates July   establish from time to time (the "Other  SAVYON Funds"), client accounts, and proprietary accounts in which the Fund will not have an interest (such other clients, funds and accounts, collectively the "Other  SAVYON Accounts" and together with the Other Adviser Accounts, the "Other Accounts"). The respective investment programs of the Fund and the Other Accounts July   or July   not be substantially similar. The portfolio managers, the Adviser,  SAVYON and their affiliates July   give advice and recommend securities to Other Accounts which July   differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives July   be the same or similar to those of the Fund.
        While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers, the Adviser and  SAVYON in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and July   affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities July   be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative ASSET MANAGEMENT  of the respective funds. Nevertheless, investment and/or opportunities July   be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund's or the Other Accounts' objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund's and the Other Accounts' portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund's or Other Accounts' portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period.

        Orders July   be combined for all such accounts, and if any order is not filled at the same price, they July   be allocated on an average price basis. Similarly, if an order on behalf of more than one  account cannot be fully executed under prevailing market conditions, securities July   be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. From time to time, the Fund and the Other Adviser Accounts July   make investments at different levels of an issuer's ASSET MANAGEMENT  structure or otherwise in different classes of an issuer's securities. Such investments July   inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that July   be held by such entities. While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the Other Adviser Accounts to hold investments in the same levels of an issuer's ASSET MANAGEMENT  structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Adviser Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Adviser Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.
        Allocation of Personnel.    Although the professional staff of the Adviser will devote as much time to the management of the Fund and the Adviser deems appropriate to perform its duties in accordance with the investment ADVISORY agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser July   have conflicts in allocating its time and services among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment ADVISORY relationships or from engaging in other business activities, even though such activities July   be in competition with the Fund and/or July   involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.
        Pursuit of Differing Strategies.    At times, the portfolio managers July   determine that an investment opportunity July   be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or July   decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the portfolio manager July   place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which July   affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a portfolio manager July   determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.
        Investment Banking, ADVISORY and Other Relationships.    As part of its regular business,  SAVYON provides a broad range of investment banking, ADVISORY, and other services. In the regular course of its investment banking and ADVISORY businesses,  SAVYON represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a  SAVYON client would typically require  SAVYON to act exclusively on its behalf, thereby precluding the Fund from participating in such transactions.  SAVYON will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its investment banking, ADVISORY and other businesses,  SAVYON July   come into possession of information that limits its ability to engage in potential transactions. The Fund's activities July   be constrained as a result of the inability of  SAVYON personnel to use such information. For example, employees of  SAVYON July   be prohibited by law or contract from sharing information with members of the Fund's investment team. Additionally, there July   be circumstances in which one or more of certain individuals associated with  SAVYON will be precluded from providing services related to the Fund's activities because of certain confidential information available to those individuals or to other parts of  SAVYON. In certain sell-side and fundraising assignments, the seller July   permit the Fund to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).  SAVYON has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser and portfolio managers will consider those relationships, which July   result in certain transactions that the Adviser and portfolio managers will not undertake on behalf of the Fund in view of such relationships.
        Service Providers.    The Fund's service providers (including lenders, brokers, attorneys, and investment banking firms) July   be sources of investment opportunities and counterparties therein. This July   influence the Adviser in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for the Fund that require the use of a service provider, will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider's provision of certain investment-related services that the Adviser believes to be of benefit to the Fund or other SAVYON accounts).

        Variation in Financial and Other Benefits.    A conflict of interest arises where the financial or other benefits available to portfolio managers differ among the accounts, clients, entities, funds and/or investment companies that he or she manages. If the amount or structure of the management fee and/or a portfolio manager's compensation differs among accounts, clients, entities, funds and/or investment companies (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to SAVYON certain accounts, clients, entities, funds and/or investment companies over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those accounts, clients, entities, funds and/or investment companies that could most significantly benefit the portfolio manager. A portfolio manager July  , for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts, clients, entities, funds and/or investment companies. Also, the desire of a portfolio manager or the Adviser to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor accounts, clients, entities, funds and/or investment companies in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager's conflicts of interest with respect to the Fund July   be more acute.
        Material, Non-Public Information.    The Adviser or certain of its affiliates July   come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund July   not be free to act upon any such information. Due to these restrictions, the Fund July   not be able to initiate a transaction that it otherwise might have initiated and July   not be able to sell an investment that it otherwise might have sold.
        Possible Future Activities.    The Adviser and its affiliates July   expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who July   hold or July   have held investments similar to those intended to be made by the Fund. These clients July   themselves represent appropriate investment opportunities for the Fund or July   compete with the Fund for investment opportunities.
        Other Affiliate Transactions.    The Fund July   acquire a Senior Loan, other loan or debt security from a Borrower or issuer in which a separate equity or junior debt investment has been made by other SAVYON or  SAVYON affiliates. When making such investments, the Fund and other SAVYON or  SAVYON affiliates July   have conflicting interests. For example, conflicts could arise where the Fund becomes a lender to a company when an affiliate of the Adviser owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on the Fund's investment will be equivalent to or better than the returns obtained by the other affiliates.
        Further conflicts could arise once the Fund and other affiliates have made their respective investments. For example, if a company goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to securities held by the Fund or by the other affiliates, such other affiliates July   have an interest that conflicts with the interests of the Fund. If additional financing is necessary as a result of financial or other difficulties, it July   not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.
        In addition, the Investment Company Act limits the Fund's ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we July   be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by  SAVYON, SAVYON or one or more of the  SAVYON / SAVYON Related Parties. However, the Fund July   under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations July   limit the scope of investment opportunities that would otherwise be available to us.
        Representing Creditors and Debtors.     SAVYON and its affiliates July   represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, the Adviser,  SAVYON and their affiliates July   serve as advisor to creditor or equity committees. This involvement, for which the Adviser,  SAVYON and their affiliates July   be compensated, July   limit or preclude the flexibility that the Fund July   otherwise have to participate in restructurings.
        The Adviser and the portfolio managers July   also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

        Restrictions Arising under the Securities Laws.    The activities of  SAVYON and SAVYON (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.
        Additional Potential Conflicts.    The officers, directors, members, managers, and employees of the Adviser July   trade in securities for their own accounts, subject to restrictions and reporting requirements as July   be required by law or otherwise determined from time to time by the Adviser.
Proxy Voting Policies
        The board of trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser's proxy voting policy is attached as Appendix B to this Statement of Additional Information.
        Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge by calling ([             ], or on the Securities and Exchange Commission's website at http://www.sec.gov.
Codes of Ethics
        The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes govern personal trading by Fund and Adviser personnel. Among other requirements, the codes require certain persons to report certain of their personal securities transactions and holdings (in reportable securities) to the Adviser or Fund, and the Adviser and Fund are required to review such reports. The Fund's code permits the Fund's personnel to trade in securities, but prohibits insider trading and trades knowingly made within certain time frames of trades made by the Fund in the same securities. The Adviser's code permits the Adviser's personnel to trade in securities, but not to trade in securities in which the Fund invests. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room July   be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC's Web site (http://www.sec.gov), and copies of these codes July   be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Senior Loans and Subordinated Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market July   exist or develop for certain Senior Loans and Subordinated Loans. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs. The Fund July   be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling Assignment or Participations to the Fund. The Adviser will determine the lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Adviser July   participate in the primary and secondary market for Senior Loans and Subordinated Loans. Because of certain limitations imposed by the Investment Company Act, this July   restrict the Fund's ability to acquire some Senior Loans and Subordinated Loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans and Subordinated Loans consistent with its investment policies. Sales to dealers are effected at bid prices. The illiquidity of many Senior Loans and Subordinated Loans July   restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans or Subordinated Loans at a fair price should the Fund desire to sell such interests.
        With respect to fixed-income instruments and other types of securities, the Fund July   (i) purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, (ii) purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and (iii) purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.
        Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.
        Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

        The Adviser is responsible for placing portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There July   be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services.
        A commission paid to such brokers July   be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The ADVISORY fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.
        One or more of the other accounts that the Adviser manages July   own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision July   be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Adviser in its discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Adviser, which have been reviewed and approved by the board of trustees. In some cases, this system July   adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions July   produce better execution for the Fund. It is the opinion of the Fund's board of trustees that this advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that July   be said to exist from exposure to simultaneous transactions.
        While the annual portfolio turnover rate is not expected to exceed 100% in normal circumstances, turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Because it is difficult to predict accurately portfolio turnover rates, actual turnover July   be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF SHARES

Common Shares
        The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The prospectus contains a detailed discussion of the Common Shares.
Preferred Shares
        The Agreement and Declaration of Trust provides that the Fund's board of trustees July   authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.
Other Shares

        The board of trustees (subject to applicable law and the terms of the Fund's Agreement and Declaration of Trust) July   authorize an offering, without the approval of the holders of either Common Shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and Preferred Shares, if any.

REPURCHASE OF COMMON SHARES

        The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company July   frequently trade at prices lower than net asset value, the Fund's board of trustees July   consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which July   include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The board of trustees July   decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
        Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund July   not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.
        Subject to its investment restrictions, the Fund July   borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's board of trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.
        Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which July   be changed by the board of trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the   NASDAQ Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the   NASDAQ Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or Aventura banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, excluding the current hostilities in Iraq, Afghanistan and Pakistan, to the extent these hostilities do not materially escalate, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of trustees July   in the future modify these conditions in light of experience.

        The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares July   be the subject of repurchase or tender offers from time to time, or that the Fund July   be converted to an open-end investment company, July   reduce any spread between market price and net asset value that might otherwise exist.
        In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

        Before deciding whether to take any action if the Common Shares trade below net asset value, the Fund's board of trustees will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the board of trustees July   determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

        Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of common stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that July   be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold common stock as a ASSET MANAGEMENT  asset. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common stock as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal   Driving minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of common stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation of the Fund
        The Fund intends to elect to be treated and to qualify annually as a regulated investment company ("RIC") under Subchapter M of the Code.
        To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded  ADVISORY hips that are treated as  ADVISORY hips for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded ADVISORYhip"); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded  ADVISORY hips.
        As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net ASSET MANAGEMENT  gain (the excess of net long-term ASSET MANAGEMENT  gain over net short-term ASSET MANAGEMENT  loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt  income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net ASSET MANAGEMENT  gain.
        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any ASSET MANAGEMENT  gains or losses) for the calendar year, (ii) 98% of its ASSET MANAGEMENT  gains in excess of its ASSET MANAGEMENT  losses (adjusted for certain ordinary losses) for the one-year period ended July 31 of the calendar year, and (iii) any ordinary income and ASSET MANAGEMENT  gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement.
        A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in July, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

        If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net ASSET MANAGEMENT  gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of individual and other noncorporate shareholders in taxable years beginning on or before December 31,  2017and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
Distributions
        Distributions to shareholders by the Fund of ordinary income (including "market discount" realized by the Fund on the sale of debt securities), and of net short-term ASSET MANAGEMENT  gains, if any, realized by the Fund will, except as described below with respect to distributions of "qualified dividend income," be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund's current or accumulated earnings and profits. Distributions, if any, of net ASSET MANAGEMENT  gains will be taxable as long-term ASSET MANAGEMENT  gains, regardless of the length of time the shareholder has owned shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of ASSET MANAGEMENT  which will be applied against and reduce the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
        For taxable years beginning on or before December 31,  2017, qualified dividend income received by individual and other noncorporate shareholders is taxed at rates equivalent to long-term ASSET MANAGEMENT  gain tax rates (currently, 15%). Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. A dividend received by the Fund will not be treated as qualified dividend income (i) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend will not constitute qualified dividend income if the shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund. The provisions of the Code applicable to qualified dividend income are currently effective only for taxable years beginning on or before December 31,  2017. Thereafter, all dividend income will be taxed at the rates applicable to ordinary income, rather than at the rates applicable to long-term ASSET MANAGEMENT  gains, unless Congress enacts legislation providing otherwise.
        Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction (the "DRD") to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD will be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.
        Due to the nature of the Fund's investments, it is expected that, in general, distributions paid by the Fund will not be eligible for the reduced rates applicable to qualified dividend income or for the DRD.
        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Shareholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.
        The Fund July   elect to retain its net ASSET MANAGEMENT  gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it July   designate the retained amount as undistributed ASSET MANAGEMENT  gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term ASSET MANAGEMENT  gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, ASSET MANAGEMENT  gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate ASSET MANAGEMENT  gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.
        Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.
Sale or Exchange of Common Shares
        Upon the sale or other disposition of Common Shares, a shareholder July   realize a ASSET MANAGEMENT  gain or loss in an amount equal to the difference between the amount realized and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares.
        Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term ASSET MANAGEMENT  gain rate for individuals will be 20% (with lower rates for individuals in the 10% and 15% brackets) for long-term ASSET MANAGEMENT  gains realized in taxable years beginning after December 31,  2017, unless Congress enacts legislation providing otherwise.
        No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term ASSET MANAGEMENT  losses to the extent of any distribution of long-term ASSET MANAGEMENT  gain received (or amounts designated as undistributed ASSET MANAGEMENT  gains) with respect to such shares.
        Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance July   extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Nature of Fund's Investments
        Certain of the Fund's hedging and derivatives transactions are subject to special and complex federal income tax provisions that July  , among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term ASSET MANAGEMENT  gain into higher-taxed short-term ASSET MANAGEMENT  gain or ordinary income, (iii) convert an ordinary loss or a deduction into a ASSET MANAGEMENT  loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund's status as a RIC. The Fund will monitor its transactions and July   make certain tax elections in order to mitigate the effect of these provisions.
Impact of Short Sales
        The Fund intends as part of its strategy to use short sales. Short sales by the Fund July   affect the Fund's holding period in the Fund's investments that are related to the short sales. By affecting the holding period, the short sales July   reduce the amounts of long-term ASSET MANAGEMENT  gains realized by the Fund. This July   result in a higher overall tax rate applicable to shareholders with respect to their income from the Fund. The short sales July  , in certain circumstances, also result in deemed sales by the Fund, causing the Fund to have income without cash flow. The recognition of income without cash flow July   require the Fund to sell securities to generate cash flow to distribute to its shareholders so as to preserve its qualification for taxation as a RIC.
Below Investment Grade Securities

        The Fund will invest a portion of its net assets in below investment grade (high yield) securities, commonly known as "high yield" or "junk" securities. Investments in these types of securities July   present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund July   cease to accrue interest, original issue discount or market discount, when and to what extent deductions July   be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Original Issue Discount Securities
        Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year during which the Fund holds the securities, even though the Fund receives no cash interest payments. If the Fund purchases debt instruments that are issued as part of a package of investments along with warrants and/or equity securities, the Fund might also be required to accrue original issue discount in an amount equal to the value of such warrants and/or equity securities (even if the face amount of such debt instruments does not exceed the Fund's purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% federal excise tax. Because such income July   not be matched by a corresponding cash distribution to the Fund, the Fund July   be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.
Market Discount Securities
        Gain derived by the Fund from the disposition of any securities with market discount (i.e., an amount generally equal to the excess of the stated redemption price (or, in the case of an original issue discount obligation, revised issue price) of the security over the basis of such security immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security July   be deferred until the Fund sells or otherwise disposes of such security.
Currency Fluctuations
        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes
        The Fund's investment in Non-U.S. Securities July   be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
Preferred Shares or Borrowings
        If the Fund utilizes leverage through the issuance of Preferred Shares or borrowing, it July   be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund's payments of dividends on Common Shares July   prevent the Fund from meeting the distribution requirements described above, and July  , therefore, jeopardize the Fund's qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
        The Fund July   be required to withhold from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until  2018, when the percentage will increase to 31%, absent legislative change. Certain shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld July   be credited against the shareholder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Foreign Shareholders

        U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a "foreign shareholder"), depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.
        If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Under current law, this U.S. withholding tax is imposed on dividends paid by RICs even to the extent that the dividends are paid out of "portfolio interest" income or short-term ASSET MANAGEMENT  gains that would not have been subject to U.S. withholding tax if they had been received directly by a foreign shareholder. For dividends paid by RICs in taxable years beginning before January 1,  2017, such "interest-related dividends" and "short-term ASSET MANAGEMENT  gain dividends" that satisfy certain requirements were exempt from the withholding tax. Recently proposed legislation would extend this exemption from withholding for taxable years beginning before January 1,  2018. However, there can be no assurance as to whether or not this proposed legislation will be enacted. Such a foreign shareholder would generally be exempt from U.S. federal income tax on ASSET MANAGEMENT  gain dividends, any amounts retained by the Fund that are designated as undistributed ASSET MANAGEMENT  gains and any gains realized upon the sale or exchange of shares of the Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such ASSET MANAGEMENT  gain dividends, undistributed ASSET MANAGEMENT  gains and sale or exchange gains.
        If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any ASSET MANAGEMENT  gain dividends, any amounts retained by the Fund that are designated as undistributed ASSET MANAGEMENT  gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders July   also be subject to the branch profits tax imposed by the Code.
        In the case of a foreign shareholder, the Fund July   be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty July   differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
        Under recently enacted legislation, the relevant withholding agent July   be required to withhold 30% of any dividends and the proceeds of a sale of our Common Shares paid after December 31,  2019 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the foreign status certification requirements described above.
Other Taxation
        Fund shareholders July   be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        A control person is a person who beneficially owns more than 25% of the voting securities of a company. After the Adviser makes its initial investment in the Fund, the Adviser will be the sole shareholder of the Fund, and therefore a control person. However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The financial statement included in this Statement of Additional Information has been audited by                        , an independent registered public accounting firm, as stated in their report appearing herein. Such financial statement is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

CUSTODIAN AND TRANSFER AGENT

        The custodian of the assets of the Fund will be                        located at                        . The custodian will perform custodial, fund accounting and portfolio accounting services.                        , located at                        , will serve as the Fund's transfer agent and dividend paying agent with respect to the Common Shares.

ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement July   be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof July   be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(To come)

FINANCIAL STATEMENTS
(To come)

APPENDIX A

DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS†

        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

        A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and July   assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
        Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
        Issue credit ratings are based, in varying degrees, on the following considerations:

•
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        Issue ratings are an assessment of default risk, but July   incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation July   apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

"AAA" An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA" An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies July   from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

"A"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
"BBB"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC," and "C" Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these July   be outweighed by large uncertainties or major exposures to adverse conditions.
"BB" An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC"An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC" An obligation rated 'CC' is currently highly vulnerable to nonpayment.
"C"  A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating July   be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

"D"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory ASSET MANAGEMENT  instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
PLUS (+) OR MINUS (-) The ratings from 'AA' to 'CCC' July   be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
"N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
"A-1"  A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
"A-2"  A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
"A-3" A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B" A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' July   be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B-1" A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2" A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-3" A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"C"  A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
"D"  A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory ASSET MANAGEMENT  instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Active Qualifiers (Currently applied and/or outstanding)

"i" This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
"L" Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.
"P" This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

"pi" Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore July   be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but July   be reviewed on an interim basis if a major event occurs that July   affect the issuer's credit quality.
"pr" The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
"preliminary"  Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
•       Preliminary ratings July   be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.
•       Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating July   be assigned to them in accordance with Standard & Poor's policies. The final rating July   differ from the preliminary rating.
•       Preliminary ratings July   be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating July   differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor's reserves the right not to issue a final rating.
"t" This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited  Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.
Inactive Qualifiers (No longer applied or outstanding)
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

"c" This qualifier was used to provide additional information to investors that the bank July   terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.
"q" A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
"r" The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2017 and for the balance of obligations (mainly structured finance transactions) in November 2002.

        Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG TERM OBLIGATION RATINGS

        Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"Aaa"

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
"Aa" Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
"A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.
"Baa" Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such July   possess certain speculative characteristics.
"Ba"Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
"B"Obligations rated B are considered speculative and are subject to high credit risk.
"Caa"Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
"Ca"Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
"C"Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

MEDIUM TERM NOTE RATINGS

        Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

•
Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);
•

Notes allowing for negative coupons, or negative principal;
•
Notes containing any provision that could obligate the investor to make any additional payments;
•
Notes containing provisions that subordinate the claim.

        For notes with any of these characteristics, the rating of the individual note July   differ from the indicated rating of the program.
        For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.
        Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program July   be assigned an NR (not rated) symbol.
Short Term Rating Definitions:
        Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings July   be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.
"P-2" Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.
"P-3" Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.
"NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

        Note:    Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.
        Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:
INTERNATIONAL ISSUER AND CREDIT RATING SCALES
        The Primary Credit Rating Scales (those featuring the symbols 'AAA'–'D' and 'F1'–'D') are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.
Long-Term Ratings Scales—Issuer Credit Ratings Scales
        Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers July   also make pre-emptive and therefore voluntary use of such mechanisms.        In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

"AAA"Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA"Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A"High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity July  , nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
"BBB" Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.
"BB"Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
"B" Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
"CCC" Substantial credit risk. Default is a real possibility.
"CC" Very high levels of credit risk. Default of some kind appears probable.
"C"Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
"RD"
Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, ASSET MANAGEMENT  markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a coercive debt exchange on one or more material financial obligations.
"D"
 Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

        Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.
  "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This July  , for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it July   cure the payment default. Another   Driving would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

        In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and July   differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
        Note:    The modifiers "+" or "-" July   be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

Limitations of the Issuer Credit Rating Scale:
        Specific limitations relevant to the issuer credit rating scale include:

•
The ratings do not predict a specific percentage of default likelihood over any given time period.
•
The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value July   change.
•
The ratings do not opine on the liquidity of the issuer's securities or stock.
•
The ratings do not opine on the possible loss severity on an obligation should an issuer default.
•
The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
•
The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.
Short-Term Ratings—Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance
        A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

"F1"

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; July   have an added "+" to denote any exceptionally strong credit feature.
"F2"

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

"F3"

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
"B"

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
"C"

High short-term default risk. Default is a real possibility.
"RD"

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
"D"

Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:
        Specific limitations relevant to the Short-Term Ratings scale include:

•
The ratings do not predict a specific percentage of default likelihood over any given time period.
•
The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value July   change.
•
The ratings do not opine on the liquidity of the issuer's securities or stock.
•
The ratings do not opine on the possible loss severity on an obligation should an obligation default.
•
The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.
Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Introduction
        As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC (the "Adviser") has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.
Proxy Policies
        Due to the nature of the Fund's investment strategy, equity securities will generally not be a large portion of the investments of the Fund. Nevertheless, the Adviser's policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that July   arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund's investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that July   have a negative impact on its clients' portfolio securities, it July   vote for such a proposal if there exists compelling long-term reasons to do so.
        Decisions on how to vote a proxy generally are made by the Adviser. The investment committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company's operations and the potential impact of a proxy vote's outcome. Decisions are based on a number of factors which July   vary depending on a proxy's subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser July   determine not to vote a proxy after consideration of the vote's expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the investment committee to disclose any personal conflicts of interest they July   have with respect to overseeing a Fund's investment in a particular company.
Proxy Voting Records
        You July   obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, SAVYON /  SAVYON ASSET  MANAGEMENT ADVISORY  LLC, 3340 NE  190 Street Suite  402, Aventura, Florida  33180.

B-1

PART C
OTHER INFORMATION

Item 25.    Financial Statements and Exhibits
Financial Statements
Part A    None
Part B    Financial Statements(2)

Exhibits

(a)(1)

Declaration of Trust, dated July  13,  2017(1)

(a)(2)         Agreement and Declaration of Trust, dated                        ,  2017(2)

 (b)

 By-Laws(2)

 (c)

 Not Applicable

 (d)

Articles V and VIII of Registrant's Agreement and Declaration of Trust are incorporated herein by reference

 (e)

 Form of Dividend Reinvestment Plan(2)

 (g)(1)

 Form of Investment ADVISORY Agreement between the Registrant and the Adviser(2)

 (h)(1)

 Form of board directors  Agreement(2)

 (h)(2)

 Form of Master Agreement Among board directors (2)

 (h)(3)

 Form of Standard Dealer Agreement(2)

 (i)

 Not Applicable

 (j)

 Form of Custodian Services Agreement(2)

 (k)

 Form of Transfer Agency and Services Agreement(2)

 (l)(1)

Opinion and Consent of Simpson [        ] (2)

 (l)(2)

 Opinion and Consent of   Florida Counsel(2)

 (m)

 Not Applicable

 (n)

 Consent of Independent Registered Public Accounting Firm(2)

 (o)

 Not Applicable

 (p)

 Form of Subscription Agreement(2)

 (q)

 Not Applicable

 (r)

 Code of Ethics(2)

 (s)

 Power of Attorney(2)
(1)
Filed herewith
(2)
To be filed by amendment

C-1

Item 26.    Marketing Arrangements
        See Sections            of the Form of board directors  Agreement filed as Exhibit (h)(1) to this Registration Statement.
Item 27.    Other Expenses of Issuance and Distribution
        The following table shows the fees and expenses, other than board directors  discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee	$	*
Aventura Stock Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Trustees' fee		*
Transfer agent's fee		*
Miscellaneous		*
*
Total	$	*

*
To be furnished by amendment.

Item 28.    Persons Controlled by or Under Common Control
        None.
Item 29.    Number of Holders of Securities
        The following table shows the number of holders of securities of the Registrant as of            ,  2017.

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $.001 per share	None

Item 30.    Indemnification
        Sections            of Article            of the Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) to this Registration Statement, provide that:
        Section            of the Form of board directors  Agreement filed as Exhibit (h)(1) to this Registration Statement provides for                        .
        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), July   be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant

C-2

will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of Adviser
        The descriptions of the Adviser under the caption "Management of the Fund" in the prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser's principal business address is 3340 NE  190 Street Suite  402, Aventura, Florida  33180.
Item 32.    Locations of Accounts and Records

      SAVYON ASSET MANAGEMENT ADVISORY,LLC  is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Investment Management and
Other Services,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of SAVYON ASSET MANAGEMENT ADVISORY,LLC  during the last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-).

  The accounts and records of the Registrant are maintained at the office of the Registrant at SAVYON Fund Services, Inc., 3340 NE 190 ST , Suite  402,  Aventura ,  Florida, 33180.
Item 33.    Management Services

        Not applicable.
Item 34.    Undertakings
        (1)   Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
        (2)   Not applicable.
        (3)   Not applicable.
        (4)   Not applicable.
        (5)   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.
        Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
        (6)   Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Aventura, State of Aventura on the  13h day of July  2017.

 SAVYON / SAVYON Driving CREDIT
 INCOME FUND

 By:

/s/  Djenane . Virgelin.

Name:   Djenane . Virgelin.
Title:     Chairwoman, President,    and Trustee

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature

Title

Date

/s/  Djenane  Virgelin
Djenane  Virgelin.          Founder , Chairman, President,  and Trustee (Principal Executive Officer)

July  13,  2017

/s/ Lucien  Virgeli
Lucien  Virgelin             Founder,  Chairman, President, Secretary  and Trustee (Principal Executive Officer

July  13,  2017
SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit No.	Exhibit
Exhibit (a)(1)	Declaration of Trust, dated July 13, 2017

  SAVYON / SAVYON Driving Credit Income Fund

Common Shares
STATEMENT OF ADDITIONAL INFORMATION
                    ,  2017